UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-4367

Columbia Funds Series Trust I

(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts 02111

(Address of principal executive offices) (Zip code)

James R. Bordewick, Jr., Esq.

Columbia Management Advisors, LLC

One Financial Center

Boston, MA 02111

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-617-426-3750

Date of fiscal year end: March 31

Date of reporting period: September 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Semiannual Report

September 30, 2008

Columbia Income Fund

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

We are pleased to provide this shareholder report for your Columbia Fund and hope you will find the portfolio management details, discussions and performance information helpful in monitoring your investments. As we’ve seen this past year, the financial markets can be quite volatile, with significant short-term price fluctuations. It’s important to keep these ups and downs in perspective, particularly in light of your long-term investment strategy.

Staying the course with your long-term strategy typically involves riding out short-term price fluctuations, though we recognize that at times this can be tough. To support your efforts and give you the information you need to make prudent decisions, Columbia Management offers several valuable online resources. We encourage you to visit www.columbiamanagement.com/investor, where you can receive the most up-to-date information, including:

■

Daily pricing and performance. View pricing and performance from a link in Fund Tracker on the homepage. This listing of funds is updated nightly with the current net asset value and the amount and percentage change from the prior day.

■	News & Commentary. This tab provides links to quarterly fund commentaries and information from our investment strategies group, including trends in the economy and market impact.

If you would like more details on individual funds, select a fund from the dropdown menu on the top right side of the homepage for access to:

■	Monthly and quarterly performance information.
■

Portfolio holdings. Full holdings are updated monthly for money market funds, except for Columbia Cash Reserves and Columbia Money Market Reserves which are updated weekly, monthly for equity funds and quarterly for most other funds.

■	Quarterly fact sheets. Accessible from the Literature tab in each fund page.

By registering on the site, you’ll receive secured, 24-hour access to*:

■	Mutual fund account details with balances, dividend and transaction information
■	Fund Tracker to customize your homepage with current net asset values for the funds that interest you
■	On-line transactions including purchases, exchanges and redemptions
■	Account maintenance for updating your address and dividend payment options
■	Electronic delivery of prospectuses and shareholder reports

I encourage you to visit our website for access to the product information and tools described above. These valuable online resources can help you monitor your investments and provide direct access to your account. All of these tools, and more, can be found on www.columbiamanagement.com.

While your financial advisor is a great resource for investment guidance, you can also access our website or call our service representatives at 800.345.6611 for additional assistance. We thank you for investing with Columbia Management and look forward to helping with your ongoing investment needs.

Sincerely,

Christopher L. Wilson

President, Columbia Funds

*	Some restrictions apply. Shareholders who purchase shares through certain third-party organizations may not have the ability to register for online access.

Fund Profile – Columbia Income Fund

Summary

■

For the six-month period that ended September 30, 2008, the fund’s Class A shares returned negative 7.96% without sales charge. The fund’s benchmarks, the Lehman Brothers Intermediate Government/Credit Bond Index and the Lehman Brothers Intermediate Credit Bond Index[1], returned negative 2.70% and negative 6.54%, respectively, for the same period. The average return of the fund’s peer group, the Lipper Corporate Debt Funds BBB-Rated Classification[2], was negative 7.63%. The fund’s relative return as compared to its benchmarks was hampered by its emphasis on corporate bonds. We believe that the fund lagged its peer group average because it had more exposure than the average fund to high-yield bonds. In general, riskier asset classes underperformed during the period.

■

During the period, the macroeconomic environment was characterized by a credit/liquidity crisis and a contraction in economic growth. Both factors hurt the performance of corporate bonds, which have traditionally accounted for approximately 80% of the fund’s net assets. In particular, high-yield bonds, which accounted for approximately 13% of net assets, underperformed by a wide margin during the period. Results were also brought down by the fund’s exposure to the subordinated debt of banks such as Wachovia Corp. (0.9% of net assets) and US Bank, which was sold before the end of the period. These holdings were hit particularly hard as the market lost confidence in the balance sheets of financial companies. On the positive side, the fund benefited from an underweight position in retailers, which suffered as economic growth contracted, and from an overweight in utilities, whose stable operating performance was a welcome contrast to the tumult in the financial sector. The fund also achieved incremental returns by moving to slightly longer maturities during the period. This move paid off when interest rates came down, as they have often done when the fixed-income markets are characterized by a flight to quality.

■

As we enter the last quarter of 2008, the yield difference between corporate bonds and government bonds of comparable maturities is at or near an all-time high. From a long-term perspective, we believe that these yield levels suggest that corporate bonds represent significant value. In the near-term, we recognize that market volatility could remain elevated, especially if the economy continues to contract.

Portfolio Management

Carl W. Pappo, lead manager of the fund, has co-managed the fund since March 2005 and has been with the advisor or its predecessors or affiliate organizations since 1993.

[1]

The Lehman Brothers Intermediate Government/Credit Bond Index tracks the performance of intermediate term U.S. government and corporate bonds. The Lehman Brothers Intermediate Credit Bond Index is the intermediate component of the U.S. Credit Index. The U.S. Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 09/30/08

–7.96% Class A shares (without sales charge)

–2.70% Lehman Brothers Intermediate Government/Credit Bond Index

–6.54% Lehman Brothers Intermediate Credit Bond Index

Morningstar Style Box

Fixed Income Maturity

The Morningstar Style Box reveals a fund’s investment strategy. For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar’s database as of quarter end. Although the data is gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. Information shown is as of 06/30/08.

1

Fund Profile (continued) – Columbia Income Fund

Kevin L. Cronk has co-managed the fund since March 2003 and has been with the advisor or its predecessors or affiliate organizations since 1999.

Thomas A. LaPointe has co-managed the fund since March 2003 and has been with the advisor or its predecessors or affiliate organizations since 1999.

Portfolio holdings and characteristics are subject to change and periodically may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investments in high-yield securities (commonly known as “junk” bonds) offer the potential for high current income and attractive total return but involve certain risks. Changes in economic conditions or other circumstances may adversely affect a high yield bond issuer’s ability to make principal and interest payments. Rising interest rates tend to lower the value of all bonds. High-yield bonds issued by foreign entities have greater potential risks, including less regulation, currency fluctuations, economic instability and political developments.

2

Performance Information – Columbia Income Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 10/01/98 – 09/30/08 ($)
Sales charge	without	with
Class A	14,933	14,228
Class B	14,252	14,252
Class C	14,384	14,384
Class Z	15,296	n/a

The table above shows the growth in value of a hypothetical $10,000 investment in each share class of Columbia Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Annual operating expense ratio (%)*

Class A	1.02
Class B	1.77
Class C	1.77
Class Z	0.77

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Net asset value per share

as of 09/30/08 ($)
Class A	8.11
Class B	8.11
Class C	8.11
Class Z	8.11

Distributions declared per share

04/01/08 – 09/30/08 ($)
Class A	0.24
Class B	0.21
Class C	0.22
Class Z	0.26

Average annual total return as of 09/30/08 (%)

Share class	A		B		C		Z
Inception	07/31/00		07/15/02		07/15/02		03/05/86
Sales charge	without	with	without	with	without	with	without
6-month (cumulative)	–7.96	–12.32	–8.31	–12.78	–8.24	–9.13	–7.84
1-year	–9.28	–13.58	–9.96	–14.25	–9.83	–10.68	–9.05
5-year	1.17	0.19	0.42	0.09	0.56	0.56	1.45
10-year	4.09	3.59	3.61	3.61	3.70	3.70	4.34

The “with sales charge” returns include the maximum initial sales charge of 4.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The returns of Class A shares include returns of the fund's Class Z shares (the oldest existing fund share class) for periods prior to the inception of Class A shares. The returns of Class B and Class C shares include returns of the fund's Class A shares for periods prior to the inception of Class B and Class C shares, respectively. The returns of Class B and Class C shares also include returns of the fund's Class Z shares for periods prior to the inception of Class A shares. These returns have not been restated to reflect any differences in expenses such as distribution and service (Rule 12b-1) fees between Class Z shares and Class A, Class B or Class C shares or between Class A shares and Class B or Class C shares. If differences in expenses had been reflected, the returns shown for Class A, Class B and Class C shares for periods prior to the inception of Class A, Class B and Class C shares, respectively, would have been lower. Class A shares were initially offered on July 31, 2000, Class B and Class C shares were initially offered on July 15, 2002, and Class Z shares were initially offered on March 5, 1986.

3

Understanding Your Expenses – Columbia Income Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee.

This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

04/01/08 – 09/30/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	920.38	1,019.85	5.01	5.27	1.04
Class B	1,000.00	1,000.00	916.92	1,016.09	8.60	9.05	1.79
Class C	1,000.00	1,000.00	917.57	1,016.85	7.88	8.29	1.64
Class Z	1,000.00	1,000.00	921.59	1,021.11	3.81	4.00	0.79

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of Class C expenses, Class C account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

4

Investment Portfolio – Columbia Income Fund

September 30, 2008 (Unaudited)

Corporate Fixed-Income Bonds & Notes – 75.8%

		Par ($) (a)		Value ($)
Basic Materials – 2.2%
Chemicals – 0.7%
Chemtura Corp.	6.875% 06/01/16		275,000	220,000

Huntsman International LLC	6.875% 11/15/13 (b)	EUR	170,000	196,247
	7.875% 11/15/14		325,000	279,500

Ineos Group Holdings PLC	8.500% 02/15/16 (b)		405,000	218,700

Lubrizol Corp.	6.500% 10/01/34		1,310,000	1,177,530

MacDermid, Inc.	9.500% 04/15/17 (b)		295,000	247,800

Mosaic Co.	7.625% 12/01/16 (b)		435,000	444,451

NOVA Chemicals Corp.	6.500% 01/15/12		355,000	315,950

Terra Capital, Inc.	7.000% 02/01/17		275,000	261,250

	Chemicals Total			3,361,428

Forest Products & Paper – 0.2%
Abitibi-Consolidated, Inc.	8.375% 04/01/15		440,000	106,700

Domtar Corp.	7.125% 08/15/15		390,000	358,800

Georgia-Pacific Corp.	8.000% 01/15/24		335,000	294,800

NewPage Corp.	10.000% 05/01/12		110,000	98,450

	12.000% 05/01/13		220,000	192,500

	Forest Products & Paper Total			1,051,250

Iron/Steel – 1.0%
Nucor Corp.	5.000% 06/01/13		2,780,000	2,723,324
	5.850% 06/01/18		1,710,000	1,628,649

Russel Metals, Inc.	6.375% 03/01/14		145,000	130,681

Steel Dynamics, Inc.	7.750% 04/15/16 (b)		405,000	360,450

United States Steel Corp.	7.000% 02/01/18		385,000	347,563

	Iron/Steel Total			5,190,667

Metals & Mining – 0.3%
FMG Finance Ltd.	10.625% 09/01/16 (b)		410,000	401,800

Freeport-McMoRan Copper & Gold, Inc.	8.375% 04/01/17		1,015,000	999,775

Noranda Aluminium Holding Corp.	PIK, 8.578% 11/15/14 (c)		340,000	224,400

	Metals & Mining Total			1,625,975
Basic Materials Total				11,229,320

See Accompanying Notes to Financial Statements.

5

Columbia Income Fund

September 30, 2008 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($) (a)	Value ($)
Communications – 12.4%
Media – 6.5%
Cablevision Systems Corp.	8.000% 04/15/12	460,000	432,400

Charter Communications Holdings I LLC	11.000% 10/01/15	395,000	260,700

Charter Communications Holdings II LLC	10.250% 09/15/10	300,000	270,000

CMP Susquehanna Corp.	9.875% 05/15/14	380,000	212,800

Comcast Corp.	5.700% 05/15/18	3,535,000	3,085,514
	6.950% 08/15/37	2,830,000	2,413,857

CSC Holdings, Inc.	7.625% 04/01/11	180,000	172,800

DirecTV Holdings LLC	6.375% 06/15/15	405,000	356,400

EchoStar DBS Corp.	6.625% 10/01/14	815,000	654,037

Idearc, Inc.	8.000% 11/15/16	510,000	138,975

Lamar Media Corp.	6.625% 08/15/15	250,000	206,875

Local TV Finance LLC	PIK, 9.250% 06/15/15 (b)	230,000	149,500

Quebecor Media, Inc.	7.750% 03/15/16	475,000	415,625

R.H. Donnelley Corp.	8.875% 01/15/16	190,000	64,600
	8.875% 10/15/17	1,005,000	341,700

Time Warner Cable, Inc.	6.200% 07/01/13 (d)	8,340,000	8,091,034
	7.300% 07/01/38	3,260,000	2,899,966

Time Warner, Inc.	6.875% 05/01/12	7,840,000	7,773,329

TL Acquisitions, Inc.	10.500% 01/15/15 (b)	445,000	351,550

Viacom, Inc.	5.750% 04/30/11	3,120,000	3,031,049
	6.875% 04/30/36	1,611,000	1,291,506

	Media Total		32,614,217

Telecommunication Services – 5.9%
AT&T, Inc.	4.950% 01/15/13	4,255,000	4,076,290
	5.625% 06/15/16	2,770,000	2,565,325

British Telecommunications PLC	5.150% 01/15/13	5,965,000	5,566,973
	5.950% 01/15/18	7,400,000	6,562,394

Citizens Communications Co.	7.875% 01/15/27	450,000	337,500

Cricket Communications, Inc.	9.375% 11/01/14	520,000	483,600

See Accompanying Notes to Financial Statements.

6

Columbia Income Fund

September 30, 2008 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($) (a)	Value ($)
Communications (continued)
Telecommunication Services (continued)

Digicel Group Ltd.	8.875% 01/15/15 (b)	525,000	441,000

Hellas Telecommunications Luxembourg II	8.541% 01/15/15 (b)(c)	245,000	148,225

Inmarsat Finance II PLC	(e) 11/15/12 (10.375% 11/15/08)	350,000	344,750

Intelsat Jackson Holdings Ltd.	11.250% 06/15/16	865,000	841,213

Lucent Technologies, Inc.	6.450% 03/15/29	505,000	308,050

MetroPCS Wireless, Inc.	9.250% 11/01/14	565,000	528,275

Nordic Telephone Co. Holdings ApS	8.875% 05/01/16 (b)	385,000	350,350

Orascom Telecom Finance SCA	7.875% 02/08/14 (b)	220,000	192,500

Qwest Communications International, Inc.	7.500% 02/15/14	195,000	168,675

Qwest Corp.	7.500% 10/01/14	780,000	674,700
	7.500% 06/15/23	190,000	149,150

Syniverse Technologies, Inc.	7.750% 08/15/13	245,000	226,625

Telefonica Emisiones SAU	6.221% 07/03/17	760,000	699,481
	6.421% 06/20/16	3,125,000	2,934,094

Time Warner Telecom Holdings, Inc.	9.250% 02/15/14	335,000	309,875

Virgin Media Finance PLC	8.750% 04/15/14	565,000	474,600

West Corp.	11.000% 10/15/16	340,000	244,800

Wind Acquisition Financial SA	PIK, 10.035% 12/21/11 (f)	633,458	544,200

Windstream Corp.	8.625% 08/01/16	350,000	322,875

	Telecommunication Services Total		29,495,520
Communications Total			62,109,737

Consumer Cyclical – 5.3%
Airlines – 0.6%

Continental Airlines, Inc.	7.461% 04/01/15	3,532,032	3,072,868

	Airlines Total		3,072,868

Apparel – 0.1%
Levi Strauss & Co.	9.750% 01/15/15	575,000	480,125

	Apparel Total		480,125

See Accompanying Notes to Financial Statements.

7

Columbia Income Fund

September 30, 2008 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($) (a)		Value ($)
Consumer Cyclical (continued)
Auto Manufacturers – 0.1%
Ford Motor Co.	7.450% 07/16/31		485,000	208,550

General Motors Corp.	8.375% 07/15/33		1,085,000	434,000

	Auto Manufacturers Total			642,550

Auto Parts & Equipment – 0.3%
ArvinMeritor, Inc.	8.125% 09/15/15		210,000	161,700

Commercial Vehicle Group, Inc.	8.000% 07/01/13		250,000	207,500

Cooper-Standard Automotive, Inc.	7.000% 12/15/12		190,000	152,950

Goodyear Tire & Rubber Co.	8.625% 12/01/11		88,000	87,120
	9.000% 07/01/15		220,000	217,800

Hayes Lemmerz Finance Luxembourg SA	8.250% 06/15/15	EUR	340,000	349,416

TRW Automotive, Inc.	7.000% 03/15/14 (b)		300,000	247,500

	Auto Parts & Equipment Total			1,423,986

Entertainment – 0.2%
Six Flags, Inc.	9.625% 06/01/14		259,000	145,040

Steinway Musical Instruments, Inc.	7.000% 03/01/14 (b)		200,000	173,000

WMG Acquisition Corp.	7.375% 04/15/14		285,000	211,612

WMG Holdings Corp.	(e) 12/15/14 (9.500% 12/15/09)		385,000	211,750

	Entertainment Total			741,402

Home Builders – 0.1%
KB Home	5.875% 01/15/15		330,000	262,350

	Home Builders Total			262,350

Leisure Time – 0.0%
Royal Caribbean Cruises Ltd.	7.000% 06/15/13		195,000	167,700

	Leisure Time Total			167,700

Lodging – 0.6%
Boyd Gaming Corp.	6.750% 04/15/14		425,000	304,937

Harrah’s Operating Co., Inc.	10.750% 02/01/16 (b)		450,000	229,500

Jacobs Entertainment, Inc.	9.750% 06/15/14		335,000	224,450

Majestic Star LLC	9.750% 01/15/11		480,000	52,800

Mashantucket Western Pequot Tribe	8.500% 11/15/15 (b)		520,000	338,000

MGM Mirage	7.500% 06/01/16		835,000	609,550

See Accompanying Notes to Financial Statements.

8

Columbia Income Fund

September 30, 2008 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($) (a)	Value ($)
Consumer Cyclical (continued)
Lodging (continued)

Pinnacle Entertainment, Inc.	7.500% 06/15/15	255,000	188,700

Seminole Indian Tribe of Florida	7.804% 10/01/20 (b)	565,000	525,354

Snoqualmie Entertainment Authority	6.875% 02/01/14 (b)(c)	70,000	50,400
	9.125% 02/01/15 (b)	265,000	191,463

Station Casinos, Inc.	6.625% 03/15/18	400,000	106,000

	Lodging Total		2,821,154

Retail – 3.3%
AmeriGas Partners LP	7.125% 05/20/16	305,000	272,975
	7.250% 05/20/15	105,000	95,550

AutoNation, Inc.	7.000% 04/15/14	290,000	252,300

Best Buy Co., Inc.	6.750% 07/15/13 (b)	4,035,000	4,078,384

CVS Pass-Through Trust	5.298% 01/11/27 (b)	2,080,645	1,842,602
	6.036% 12/10/28 (b)	2,466,857	2,214,128

Dollar General Corp.	PIK, 11.875% 07/15/17	270,000	249,750

Hanesbrands, Inc.	6.508% 12/15/14 (c)	160,000	132,800

Macy’s Retail Holdings, Inc.	5.350% 03/15/12	645,000	593,974

Phillips-Van Heusen Corp.	7.250% 02/15/11	265,000	260,362
	8.125% 05/01/13	175,000	174,563

Rite Aid Corp.	9.375% 12/15/15	585,000	307,125

Starbucks Corp.	6.250% 08/15/17	2,225,000	2,130,030

Wal-Mart Stores, Inc.	4.125% 02/15/11	2,520,000	2,532,449
	5.250% 09/01/35	1,975,000	1,578,687

	Retail Total		16,715,679

Textiles – 0.0%
INVISTA	9.250% 05/01/12 (b)	240,000	235,800

	Textiles Total		235,800
Consumer Cyclical Total			26,563,614

Consumer Non-cyclical – 4.7%
Agriculture – 0.0%
Reynolds American, Inc.	7.625% 06/01/16	145,000	143,963

	Agriculture Total		143,963

See Accompanying Notes to Financial Statements.

9

Columbia Income Fund

September 30, 2008 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($) (a)	Value ($)
Consumer Non-cyclical (continued)
Beverages – 0.4%
Constellation Brands, Inc.	8.125% 01/15/12	238,000	230,860

Cott Beverages, Inc.	8.000% 12/15/11	200,000	140,000

SABMiller PLC	6.200% 07/01/11 (b)	1,500,000	1,537,967

	Beverages Total		1,908,827

Biotechnology – 0.7%
Bio-Rad Laboratories, Inc.	7.500% 08/15/13	390,000	390,000

Genentech, Inc.	4.400% 07/15/10 (c)	2,900,000	2,924,160

	Biotechnology Total		3,314,160

Commercial Services – 0.5%
ACE Cash Express, Inc.	10.250% 10/01/14 (b)	220,000	158,400

ARAMARK Corp.	8.500% 02/01/15	330,000	310,200

Ashtead Holdings PLC	8.625% 08/01/15 (b)	365,000	313,900

Corrections Corp. of America	6.250% 03/15/13	315,000	294,525

GEO Group, Inc.	8.250% 07/15/13	480,000	476,400

Iron Mountain, Inc.	8.000% 06/15/20	305,000	292,800

Rental Service Corp.	9.500% 12/01/14	290,000	219,675

Service Corp. International	6.750% 04/01/16	325,000	277,875

United Rentals North America, Inc.	6.500% 02/15/12	385,000	321,475

	Commercial Services Total		2,665,250

Food – 1.2%
ConAgra Foods, Inc.	7.000% 10/01/28	3,560,000	3,437,700

Dean Foods Co.	7.000% 06/01/16	275,000	239,250

Kroger Co.	8.000% 09/15/29	1,716,000	1,776,281

Pinnacle Foods Finance LLC	9.250% 04/01/15	430,000	350,450

Reddy Ice Holdings, Inc.	(e) 11/01/12 (10.500% 11/01/08)	280,000	215,600

Smithfield Foods, Inc.	7.750% 07/01/17	125,000	98,125

	Food Total		6,117,406

Healthcare Products – 0.2%
Biomet, Inc.	11.625% 10/15/17	645,000	648,225
	PIK, 10.375% 10/15/17	340,000	336,600

	Healthcare Products Total		984,825

See Accompanying Notes to Financial Statements.

10

Columbia Income Fund

September 30, 2008 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($) (a)	Value ($)
Consumer Non-cyclical (continued)
Healthcare Services – 0.5%
Community Health Systems, Inc.	8.875% 07/15/15	460,000	437,000

DaVita, Inc.	7.250% 03/15/15	430,000	408,500

HCA, Inc.	9.250% 11/15/16	295,000	286,887
	PIK, 9.625% 11/15/16	1,285,000	1,220,750

U.S. Oncology Holdings, Inc.	PIK, 8.334% 03/15/12 (c)	316,211	241,902

	Healthcare Services Total		2,595,039

Household Products/Wares – 0.3%
American Greetings Corp.	7.375% 06/01/16	255,000	232,050

Clorox Co.	5.950% 10/15/17	1,030,000	995,123

Jostens IH Corp.	7.625% 10/01/12	275,000	252,313

	Household Products/Wares Total		1,479,486

Pharmaceuticals – 0.9%
Abbott Laboratories	5.600% 05/15/11	1,000,000	1,033,527

Elan Finance PLC	8.875% 12/01/13	385,000	323,400

Omnicare, Inc.	6.750% 12/15/13	270,000	245,025

Warner Chilcott Corp.	8.750% 02/01/15	345,000	339,825

Wyeth	6.500% 02/01/34	2,500,000	2,493,547

	Pharmaceuticals Total		4,435,324
Consumer Non-cyclical Total			23,644,280

Energy – 10.0%
Coal – 0.2%
Arch Western Finance LLC	6.750% 07/01/13	400,000	376,000

Massey Energy Co.	6.875% 12/15/13	560,000	506,800

	Coal Total		882,800

Oil & Gas – 4.6%
Canadian Natural Resources Ltd.	6.250% 03/15/38	1,825,000	1,407,495

Chesapeake Energy Corp.	6.375% 06/15/15	580,000	517,650

Cimarex Energy Co.	7.125% 05/01/17	265,000	243,800

Compton Petroleum Corp.	7.625% 12/01/13	275,000	241,312

Frontier Oil Corp.	8.500% 09/15/16	180,000	173,250

See Accompanying Notes to Financial Statements.

11

Columbia Income Fund

September 30, 2008 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($) (a)	Value ($)
Energy (continued)
Oil & Gas (continued)
Gazprom International SA	7.201% 02/01/20	112,701	100,304
	7.201% 02/01/20 (b)	2,254,023	2,006,081

Hess Corp.	7.300% 08/15/31	2,445,000	2,237,745

KCS Energy, Inc.	7.125% 04/01/12	100,000	88,000

Marathon Oil Corp.	6.000% 07/01/12	1,220,000	1,240,442

Newfield Exploration Co.	6.625% 04/15/16	360,000	320,400

Nexen, Inc.	5.875% 03/10/35	2,200,000	1,647,230

OPTI Canada, Inc.	8.250% 12/15/14	370,000	331,150

PetroHawk Energy Corp.	7.875% 06/01/15 (b)	545,000	474,150

Pioneer Natural Resources Co.	5.875% 07/15/16	375,000	323,078

Qatar Petroleum	5.579% 05/30/11 (b)	700,035	708,669

Quicksilver Resources, Inc.	7.125% 04/01/16	580,000	472,700

Range Resources Corp.	7.500% 05/15/16	240,000	229,200

Ras Laffan Liquefied Natural Gas Co., Ltd.	3.437% 09/15/09 (b)	528,462	529,440

Ras Laffan Liquefied Natural Gas Co., Ltd. III	5.832% 09/30/16 (b)	640,000	619,366
	5.838% 09/30/27 (b)	1,200,000	1,034,592

Southwestern Energy Co.	7.500% 02/01/18 (b)	340,000	329,800

Talisman Energy, Inc.	5.850% 02/01/37	1,825,000	1,370,006
	6.250% 02/01/38	1,790,000	1,390,255

Tesoro Corp.	6.625% 11/01/15	255,000	207,825

United Refining Co.	10.500% 08/15/12	430,000	369,800

Valero Energy Corp.	6.625% 06/15/37 (d)	3,665,000	3,162,638
	6.875% 04/15/12	1,415,000	1,452,986

	Oil & Gas Total		23,229,364

Oil & Gas Services – 1.4%
Halliburton Co.	5.900% 09/15/18	5,285,000	5,214,477

Seitel, Inc.	9.750% 02/15/14	215,000	175,225

Weatherford International Ltd.	7.000% 03/15/38	1,780,000	1,543,831

	Oil & Gas Services Total		6,933,533

See Accompanying Notes to Financial Statements.

12

Columbia Income Fund

September 30, 2008 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($) (a)	Value ($)
Energy (continued)
Pipelines – 3.8%
Atlas Pipeline Partners LP	8.125% 12/15/15	220,000	202,400

El Paso Corp.	6.875% 06/15/14	445,000	410,410
	7.250% 06/01/18	445,000	413,850

Enbridge Energy Partners LP	7.500% 04/15/38	1,925,000	1,758,515

Energy Transfer Partners LP	6.000% 07/01/13	5,245,000	5,122,094

Kinder Morgan Energy Partners LP	6.950% 01/15/38	1,765,000	1,512,642

Kinder Morgan Finance Co. ULC	5.700% 01/05/16	295,000	253,700

MarkWest Energy Partners LP	8.500% 07/15/16	240,000	226,800

ONEOK Partners LP	6.850% 10/15/37	1,090,000	977,524

Plains All American Pipeline LP	6.500% 05/01/18 (b)	4,750,000	4,284,966

Plains All American Pipeline LP/PAA Finance Corp.	6.650% 01/15/37	1,635,000	1,339,269

TransCanada Pipelines Ltd.	6.350% 05/15/67 (c)	3,175,000	2,511,685

	Pipelines Total		19,013,855
Energy Total			50,059,552

Financials – 26.8%
Banks – 12.6%
ANZ National International Ltd.	6.200% 07/19/13 (b)	3,575,000	3,548,938

Bank of New York Mellon Corp.	4.500% 04/01/13 (d)	5,255,000	4,919,926
	5.125% 08/27/13	1,390,000	1,325,145

Barclays Bank PLC	7.375% 06/15/49 (b)(c)	3,900,000	3,508,479

Chinatrust Commercial Bank	5.625% 12/29/49 (b)(c)	825,000	647,097

Citigroup, Inc.	6.125% 05/15/18	945,000	782,464
	6.500% 08/19/13	8,185,000	7,274,566
	8.400% 04/29/49 (c)	785,000	534,318

Credit Suisse/New York NY	6.000% 02/15/18	310,000	270,072

HSBC Bank USA	3.875% 09/15/09	3,290,000	3,218,768

HSBC Capital Funding LP	9.547% 12/31/49 (b)(c)	2,700,000	2,478,600

HSBC Holdings PLC	6.800% 06/01/38	2,035,000	1,723,201

JPMorgan Chase & Co.	7.900% 04/29/49 (c)	3,000,000	2,525,640

JPMorgan Chase Capital XVII	5.850% 08/01/35	1,950,000	1,346,381

See Accompanying Notes to Financial Statements.

13

Columbia Income Fund

September 30, 2008 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($) (a)	Value ($)
Financials (continued)
Banks (continued)
JPMorgan Chase Capital XX	6.550% 09/29/36	1,110,000	816,164

Lloyds TSB Group PLC	6.267% 12/31/49 (b)(c)	3,215,000	2,407,897

M&I Marshall & Ilsley Bank	5.300% 09/08/11	1,765,000	1,667,392

Northern Trust Corp.	5.500% 08/15/13	3,765,000	3,767,703
	6.500% 08/15/18	4,825,000	4,919,449

Regions Financing Trust II	6.625% 05/15/47 (c)	1,115,000	628,467

Royal Bank of Scotland Group PLC	6.990% 10/29/49 (b)(c)	2,600,000	1,937,653

SunTrust Preferred Capital I	5.853% 12/31/49 (c)	5,000,000	2,750,000

Union Planters Corp.	4.375% 12/01/10	2,515,000	2,293,253

USB Capital IX	6.189% 04/15/42 (c)	7,040,000	3,449,600

Wachovia Capital Trust III	5.800% 03/15/42 (c)	6,600,000	2,772,128

Wachovia Corp.	4.375% 06/01/10	1,225,000	1,073,721
	5.500% 05/01/13	795,000	657,722

	Banks Total		63,244,744

Diversified Financial Services – 8.8%
American Express Centurion Bank	4.375% 07/30/09	2,980,000	2,878,281

Capital One Capital IV	6.745% 02/17/37 (c)	3,625,000	1,752,764

Capital One Financial Corp.	5.700% 09/15/11	3,750,000	3,320,790

CIT Group Funding Co. of Canada	5.200% 06/01/15	2,650,000	1,301,386

CIT Group, Inc.	5.850% 09/15/16	1,060,000	514,097

Eaton Vance Corp.	6.500% 10/02/17	2,605,000	2,552,970

FireKeepers Development Authority	13.875% 05/01/15 (b)	200,000	176,000

Ford Motor Credit Co.	7.800% 06/01/12	375,000	232,847
	8.000% 12/15/16	370,000	233,943

Fund American Companies, Inc.	5.875% 05/15/13	1,557,000	1,154,712

General Electric Capital Corp.	2.939% 12/15/09 (c)	2,410,000	2,394,258

GMAC LLC	6.875% 09/15/11	655,000	292,252
	8.000% 11/01/31 (d)	750,000	282,958

Goldman Sachs Capital II	5.793% 12/29/49 (c)	1,130,000	496,420

Goldman Sachs Group, Inc.	6.125% 02/15/33	700,000	505,126
	6.250% 09/01/17	3,365,000	2,817,175
	6.750% 10/01/37 (d)	3,090,000	2,062,853

See Accompanying Notes to Financial Statements.

14

Columbia Income Fund

September 30, 2008 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($) (a)	Value ($)
Financials (continued)
Diversified Financial Services (continued)
HSBC Finance Corp.	5.875% 02/01/09	2,265,000	2,241,736

International Lease Finance Corp.	4.750% 07/01/09	1,505,000	1,241,489
	4.875% 09/01/10	1,025,000	741,332

Lehman Brothers Holdings, Inc.	5.625% 01/24/13 (g)(m)	8,075,000	1,009,375
	6.875% 05/02/18 (g)(m)	600,000	75,000

Merrill Lynch & Co., Inc.	5.700% 05/02/17 (d)	10,285,000	8,418,427
	6.050% 08/15/12	670,000	628,214
	7.750% 05/14/38	2,635,000	2,214,662

Morgan Stanley	5.750% 10/18/16	4,000,000	2,480,476
	5.950% 12/28/17	2,150,000	1,346,859

Nuveen Investments, Inc.	10.500% 11/15/15 (b)	430,000	331,100

PF Export Receivables Master Trust	3.748% 06/01/13 (b)	598,978	605,303

	Diversified Financial Services Total		44,302,805

Insurance – 3.8%
Asurion Corp.	8.987% 07/02/15 (c)(f)	154,181	133,848
	8.989% 07/02/15 (c)(f)	210,819	182,007

Crum & Forster Holdings Corp.	7.750% 05/01/17	600,000	522,000

HUB International Holdings, Inc.	10.250% 06/15/15 (b)	340,000	268,600

ING Groep NV	5.775% 12/29/49 (c)	2,679,000	2,140,735

Liberty Mutual Group, Inc.	7.500% 08/15/36 (b)	4,010,000	3,164,752
	10.750% 06/15/58 (b)(c)	4,000,000	2,880,000

New York Life Global Funding	4.650% 05/09/13 (b)	6,940,000	6,935,593

Principal Life Income Funding Trusts	5.300% 04/24/13	1,680,000	1,674,725

Prudential Financial, Inc.	4.750% 06/13/15	1,075,000	956,787

USI Holdings Corp.	9.750% 05/15/15 (b)	215,000	163,400

	Insurance Total		19,022,447

Real Estate – 0.4%

Prudential Property	6.625% 04/01/09 (b)	1,800,000	1,809,033

	Real Estate Total		1,809,033

Real Estate Investment Trusts (REITs) – 0.9%
Health Care Property Investors, Inc.	7.072% 06/08/15	745,000	668,569

Highwoods Properties, Inc.	5.850% 03/15/17	830,000	665,787

See Accompanying Notes to Financial Statements.

15

Columbia Income Fund

September 30, 2008 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($) (a)	Value ($)
Financials (continued)
Real Estate Investment Trusts (REITs) (continued)
Hospitality Properties Trust	5.625% 03/15/17	2,040,000	1,503,005

Host Marriott LP	6.750% 06/01/16	205,000	167,587

Liberty Property LP	5.500% 12/15/16	2,155,000	1,792,956

	Real Estate Investment Trusts (REITs) Total		4,797,904

Savings & Loans – 0.3%
Washington Mutual Bank	5.125% 01/15/15	6,350,000	7,938

Washington Mutual Preferred Funding Delaware	6.534% 03/29/49 (b)(c)	1,075,000	1,344

World Savings Bank	4.500% 06/15/09	1,505,000	1,481,633

	Savings & Loans Total		1,490,915
Financials Total			134,667,848

Industrials – 4.6%
Aerospace & Defense – 0.5%
BE Aerospace, Inc.	8.500% 07/01/18	255,000	247,350

DRS Technologies, Inc.	6.875% 11/01/13	285,000	282,150

L-3 Communications Corp.	6.375% 10/15/15	295,000	271,400

Raytheon Co.	5.500% 11/15/12	1,000,000	1,019,265

Sequa Corp.	11.750% 12/01/15 (b)	245,000	205,800

Systems 2001 Asset Trust	6.664% 09/15/13 (b)	508,232	512,867

	Aerospace & Defense Total		2,538,832

Air Transportation – 0.1%
Air 2 US	8.027% 10/01/19 (b)	540,920	432,736

	Air Transportation Total		432,736

Electrical Components & Equipment – 0.1%
Belden, Inc.	7.000% 03/15/17	380,000	338,200

General Cable Corp.	5.166% 04/01/15 (c)	170,000	142,800
	7.125% 04/01/17	110,000	99,000

	Electrical Components & Equipment Total		580,000

Engineering & Construction – 0.1%
Esco Corp.	8.625% 12/15/13 (b)	270,000	264,600

	Engineering & Construction Total		264,600

Environmental Control – 0.2%
Aleris International, Inc.	10.000% 12/15/16	385,000	238,700
	PIK, 9.000% 12/15/14	165,000	100,650

See Accompanying Notes to Financial Statements.

16

Columbia Income Fund

September 30, 2008 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($) (a)	Value ($)
Industrials (continued)
Environmental Control (continued)
Allied Waste North America, Inc.	7.875% 04/15/13	750,000	744,375

	Environmental Control Total		1,083,725

Hand/Machine Tools – 0.0%
Baldor Electric Co.	8.625% 02/15/17	245,000	233,975

	Hand/Machine Tools Total		233,975

Machinery – 0.9%
Caterpillar Financial Services Corp.	4.250% 02/08/13	2,625,000	2,453,829
	5.450% 04/15/18	1,050,000	939,370
	6.200% 09/30/13	300,000	299,992

John Deere Capital Corp.	4.950% 12/17/12	890,000	865,829

	Machinery Total		4,559,020

Machinery-Construction & Mining – 0.1%
Terex Corp.	8.000% 11/15/17	470,000	427,700

	Machinery-Construction & Mining Total		427,700

Machinery-Diversified – 0.1%
Columbus McKinnon Corp.	8.875% 11/01/13	195,000	200,850
Manitowoc Co., Inc.	7.125% 11/01/13	330,000	306,900

	Machinery-Diversified Total		507,750

Miscellaneous Manufacturing – 0.3%
American Railcar Industries, Inc.	7.500% 03/01/14	385,000	340,725

Bombardier, Inc.	6.300% 05/01/14 (b)	490,000	455,700

Koppers Holdings, Inc.	(e) 11/15/14 (9.875% 11/15/09)	385,000	344,575

TriMas Corp.	9.875% 06/15/12	255,000	216,113
Trinity Industries, Inc.	6.500% 03/15/14	410,000	386,425

	Miscellaneous Manufacturing Total		1,743,538

Packaging & Containers – 0.4%
Berry Plastics Holding Corp.	10.250% 03/01/16	345,000	227,700

Crown Americas LLC & Crown Americas Capital Corp.	7.750% 11/15/15	430,000	419,250

Jefferson Smurfit Corp.	8.250% 10/01/12	420,000	350,700

Owens-Brockway Glass Container, Inc.	6.750% 12/01/14	175,000	166,250
	8.250% 05/15/13	350,000	348,250

Solo Cup Co.	8.500% 02/15/14	425,000	340,000

	Packaging & Containers Total		1,852,150

Transportation – 1.8%
BNSF Funding Trust I	6.613% 12/15/55 (c)	1,730,000	1,416,610

See Accompanying Notes to Financial Statements.

17

Columbia Income Fund

September 30, 2008 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($) (a)	Value ($)
Industrials (continued)
Transportation (continued)
Burlington Northern Santa Fe Corp.	6.200% 08/15/36	645,000	592,352
	7.950% 08/15/30	945,000	1,031,175

Navios Maritime Holdings, Inc.	9.500% 12/15/14 (c)	390,000	358,800

PHI, Inc.	7.125% 04/15/13	315,000	278,775

QDI LLC	9.000% 11/15/10	215,000	90,300

Ship Finance International Ltd.	8.500% 12/15/13	220,000	213,400

Stena AB	7.500% 11/01/13	525,000	510,563

TFM SA de CV	9.375% 05/01/12	370,000	377,400

Union Pacific Corp.	5.700% 08/15/18	2,410,000	2,244,397
	6.650% 01/15/11	2,010,000	2,070,947

	Transportation Total		9,184,719
Total Industrials			23,408,745

Technology – 1.6%
Computers – 0.1%
Sungard Data Systems, Inc.	9.125% 08/15/13	625,000	562,500

	Computers Total		562,500

Semiconductors – 0.2%
Amkor Technology, Inc.	9.250% 06/01/16	340,000	285,600

Freescale Semiconductor, Inc.	PIK, 9.125% 12/15/14	785,000	494,550

	Semiconductors Total		780,150

Software – 1.3%
Oracle Corp.	5.000% 01/15/11	2,200,000	2,252,292
	6.500% 04/15/38	4,860,000	4,418,420

	Software Total		6,670,712
Technology Total			8,013,362

Utilities – 8.2%
Electric – 7.3%
AES Corp.	7.750% 03/01/14	155,000	144,150
	8.000% 10/15/17	415,000	374,538

Alabama Power Co.	3.001% 08/25/09 (c)	2,540,000	2,532,527

American Electric Power Co., Inc.	5.250% 06/01/15	1,825,000	1,673,007

CMS Energy Corp.	6.875% 12/15/15	250,000	228,724

See Accompanying Notes to Financial Statements.

18

Columbia Income Fund

September 30, 2008 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($) (a)	Value ($)
Utilities (continued)
Electric (continued)
Commonwealth Edison Co.	5.900% 03/15/36	690,000	562,405
	5.950% 08/15/16	3,015,000	2,847,396
	6.150% 09/15/17	3,500,000	3,309,985
	6.950% 07/15/18	2,710,000	2,581,275

Consolidated Edison Co. of New York, Inc.	6.750% 04/01/38	4,450,000	4,207,430

Edison Mission Energy	7.000% 05/15/17	550,000	495,000

Energy Future Holdings Corp.	10.875% 11/01/17 (b)	390,000	351,975

Exelon Generation Co. LLC	6.200% 10/01/17	1,000,000	878,820

FPL Energy American Wind LLC	6.639% 06/20/23 (b)	1,029,143	989,994

FPL Energy National Wind LLC	5.608% 03/10/24 (b)	189,121	179,090

Intergen NV	9.000% 06/30/17 (b)	625,000	625,000

MidAmerican Energy Holdings Co.	5.875% 10/01/12	2,700,000	2,676,294

NRG Energy, Inc.	7.250% 02/01/14	30,000	27,825
	7.375% 02/01/16	300,000	270,000
	7.375% 01/15/17	500,000	455,000

NSG Holdings LLC/NSG Holdings, Inc.	7.750% 12/15/25 (b)	290,000	275,500

Oncor Electric Delivery Co.	5.950% 09/01/13 (b)	2,460,000	2,274,565
	7.250% 01/15/33	1,800,000	1,476,162

Progress Energy, Inc.	7.100% 03/01/11	2,360,000	2,424,947

Reliant Energy, Inc.	7.875% 06/15/17	255,000	188,700

Southern Power Co.	6.375% 11/15/36	600,000	515,224

Tenaska Alabama II Partners LP	6.125% 03/30/23 (b)	1,021,563	973,856

Texas Competitive Electric Holdings Co.	PIK, 10.500% 11/01/16 (b)	1,140,000	966,150

Windsor Financing LLC	5.881% 07/15/17 (b)	1,964,655	1,968,545

	Electric Total		36,474,084

Gas – 0.7%
Atmos Energy Corp.	6.350% 06/15/17	1,585,000	1,491,483

Nakilat, Inc.	6.067% 12/31/33 (b)	1,385,000	1,233,758

Southern California Gas Co.	2.980% 12/01/09 (c)	1,055,000	1,048,909

	Gas Total		3,774,150

See Accompanying Notes to Financial Statements.

19

Columbia Income Fund

September 30, 2008 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($) (a)	Value ($)
Utilities (continued)
Independent Power Producers – 0.2%
Dynegy Holdings, Inc.	7.125% 05/15/18	735,000	554,925

Mirant Americas Generation LLC	8.500% 10/01/21	565,000	437,875

	Independent Power Producers Total		992,800
Total Utilities			41,241,034
	Total Corporate Fixed-Income Bonds & Notes (cost of $451,360,686)		380,937,492

Asset-Backed Securities – 8.7%
AmeriCredit Automobile Receivables Trust	3.930% 10/06/11	1,728,430	1,617,136

Bay View Auto Trust	4.550% 02/25/14	476,348	476,174
	5.310% 06/25/14	1,110,000	1,028,040

Capital Auto Receivables Asset Trust	5.500% 04/20/10 (b)	1,250,000	1,216,126

Capital One Auto Finance Trust	2.538% 12/15/11 (c)	1,591,851	1,564,390

Capital One Master Trust	2.688% 11/15/11 (c)	1,000,000	998,516

Citibank Credit Card Issuance Trust	5.650% 09/20/19 (c)	2,000,000	1,843,842

Citicorp Residential Mortgage Securities, Inc.	5.892% 03/25/37 (c)	3,300,000	2,534,723
	6.080% 06/25/37 (c)	4,000,000	3,628,329

Citigroup Mortgage Loan Trust, Inc.	5.517% 08/25/35 (c)	1,200,000	464,575
	5.598% 03/25/36 (c)	1,000,000	871,291
	5.666% 08/25/35 (c)	1,000,000	145,607

Countrywide Asset-Backed Certificates	3.317% 06/25/21 (c)	894,199	715,798

Ford Credit Auto Owner Trust	5.470% 09/15/12	4,000,000	3,163,436
	5.680% 06/15/12 (c)	1,500,000	1,230,233
	5.690% 11/15/12	3,000,000	2,581,906

GE Equipment Small Ticket LLC	4.620% 12/22/14 (b)	202,955	200,951
	5.120% 06/22/15 (b)	710,120	696,034

Green Tree Financial Corp.	6.870% 01/15/29	495,295	479,944

GS Auto Loan Trust	4.980% 11/15/13	329,094	329,611

Harley-Davidson Motorcycle Trust	5.540% 04/15/15	1,400,000	931,259

Honda Auto Receivables Owner Trust	4.470% 01/18/12	2,645,000	2,577,824

JPMorgan Auto Receivables Trust	5.610% 12/15/14 (b)	1,482,086	1,453,521

See Accompanying Notes to Financial Statements.

20

Columbia Income Fund

September 30, 2008 (Unaudited)

Asset-Backed Securities (continued)

		Par ($) (a)	Value ($)

JPMorgan Mortgage Acquisition Corp.	3.317% 06/25/37 (c)	1,800,000	1,271,323

Pinnacle Capital Asset Trust	5.770% 05/25/10 (b)	874,208	871,920

Residential Asset Mortgage Products, Inc.	4.120% 06/25/33 (c)	301,471	199,853

Santander Drive Auto Receivables Trust	3.038% 06/15/11 (c)	2,465,201	2,431,715

Small Business Administration Participation Certificates	5.570% 03/01/26	973,907	979,895

USAA Auto Owner Trust	4.280% 10/15/12	4,255,000	4,159,995

Wachovia Auto Loan Owner Trust	5.650% 02/20/13	2,500,000	2,333,510

WFS Financial Owner Trust	4.760% 05/17/13 (c)	1,200,000	908,001

	Total Asset-Backed Securities (cost of $50,691,998)		43,905,478

Mortgage-Backed Securities – 5.9%
Federal Home Loan Mortgage Corp.	6.000% 11/01/37	1,531,246	1,551,532

Federal National Mortgage Association	5.000% 04/01/38	10,695,384	10,429,474
	5.997% 07/01/36 (c)	2,887,502	2,958,628
	9.000% 06/01/20	50,055	55,036
	TBA,
	5.500% 10/01/46 (h)	14,465,000	14,424,324

Government National Mortgage Association	10.000% 10/15/17	3,625	4,109
	10.000% 01/15/19	300	341
	10.500% 01/15/16	2,742	3,110
	10.500% 04/15/20	1,933	2,239
	10.500% 05/15/20	6,781	7,853
	11.500% 05/15/13	4,000	4,520
	12.500% 11/15/10	1,816	1,965
	12.500% 10/15/13	1,481	1,644
	12.500% 11/15/13	2,488	2,856
	12.500% 12/15/13	6,551	7,519
	14.000% 08/15/11	1,327	1,490

	Total Mortgage-Backed Securities (cost of $29,188,056)		29,456,640

Government & Agency Obligations – 5.3%
Foreign Government Obligations – 4.0%
European Investment Bank	5.125% 05/30/17	3,560,000	3,734,807

See Accompanying Notes to Financial Statements.

21

Columbia Income Fund

September 30, 2008 (Unaudited)

Government & Agency Obligations (continued)

		Par ($) (a)	Value ($)
Foreign Government Obligations (continued)
Kreditanstalt fuer Wiederaufbau	4.375% 03/15/18	4,170,000	4,157,135

Province of Nova Scotia	5.125% 01/26/17	3,000,000	3,102,357

Province of Ontario	5.450% 04/27/16	3,000,000	3,187,878

Province of Quebec	5.125% 11/14/16	3,475,000	3,562,893

State of Qatar	9.750% 06/15/30 (b)	1,650,000	2,574,000
Foreign Government Obligations Total			20,319,070

U.S. Government Obligations – 1.3%
U.S. Treasury Bonds	4.000% 08/15/18	530,000	537,536
	4.375% 02/15/38 (i)(j)	1,460,000	1,478,592
	6.250% 08/15/23 (i)	395,000	474,278
	7.250% 08/15/22 (i)	700,000	909,781
U.S. Treasury Notes	3.125% 08/31/13 (i)(j)	2,855,000	2,876,858
U.S. Government Obligation Total			6,277,045
	Total Government & Agency Obligations (cost of $25,117,488)		26,596,115
Commercial Mortgage-Backed Securities – 2.4%
Morgan Stanley Dean Witter Capital I	5.980% 01/15/39	1,875,000	1,841,681

Wachovia Bank Commercial Mortgage Trust	5.927% 05/15/43 (c)	11,425,000	10,221,401

	Total Commercial Mortgage-Backed Securities (cost of $13,533,807)		12,063,082

Collateralized Mortgage Obligations – 0.8%
Agency – 0.3%

Government National Mortgage Association	4.954% 05/16/31	1,365,000	1,325,803
Agency Total			1,325,803

Non-Agency – 0.5%
Citicorp Mortgage Securities, Inc.	5.961% 05/25/37 (c)	1,477,055	675,245

Countrywide Alternative Loan Trust	5.500% 09/25/35	2,114,428	493,817

First Horizon Alternative Mortgage Securities	5.978% 05/25/36 (c)	974,228	46,039

Nomura Asset Acceptance Corp.	3.307% 08/25/36 (c)	278,100	268,810

Sequoia Mortgage Trust	5.896% 07/20/37 (c)	1,203,475	741,273

Wachovia Mortgage Loan Trust LLC	5.412% 05/20/36 (c)	496,073	307,723
Non-Agency Total			2,532,907
	Total Collateralized Mortgage Obligations (cost of $7,721,404)		3,858,710

See Accompanying Notes to Financial Statements.

22

Columbia Income Fund

September 30, 2008 (Unaudited)

Convertible Bond – 0.1%

		Par ($) (a)	Value ($)
Financials – 0.1%
Diversified Financial Services – 0.1%
Countrywide Financial Corp.	0.758% 04/15/37 (b)(c)(k)	400,000	392,029

	Diversified Financial Services Total		392,029

Financials Total			392,029
	Total Convertible Bond (cost of $357,944)		392,029

Municipal Bond – 0.1%
Virginia – 0.1%
VA Tobacco Settlement Financing Corp.	Series 2007 A1, 6.706% 06/01/46	420,000	325,269
Virginia Total			325,269
	Total Municipal Bond (cost of $419,958)		325,269

		Shares
Securities Lending Collateral – 0.6%
	State Street Navigator Securities Lending Prime Portfolio (7 day yield of 2.719%) (l)	3,225,501	3,225,501

	Total Securities Lending Collateral (cost of $3,225,501)		3,225,501
		Par ($) (a)
Short-Term Obligation – 1.9%
	Repurchase agreement with Fixed Income Clearing Corp., dated 09/30/08, due 10/01/08 at 1.400%, collateralized by a U.S. Government Agency Obligation maturing 08/18/09, market value $9,741,450 (repurchase proceeds $9,549,371)	9,549,000	9,549,000

	Total Short-Term Obligation (cost of $9,549,000)		9,549,000

	Total Investments – 101.6% (cost of $591,165,842) (n)		510,309,316

	Obligation to Return Collateral for Securities Loaned – (0.6)%		(3,225,501)

	Other Assets & Liabilities, Net – (1.0)%		(4,859,108)

	Net Assets – 100.0%		502,224,707

Notes to Investment Portfolio:

(a)	Principal amount is stated in United States dollars unless otherwise noted.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2008, these securities, which are not illiquid except for the following, amounted to $75,604,541, which represents 15.1% of net assets.

See Accompanying Notes to Financial Statements.

23

Columbia Income Fund

September 30, 2008 (Unaudited)

Security	Acquisition Date	Par/Units	Acquisition Cost	Value
ACE Cash Express, Inc. 10.250% 10/01/14	09/26/06	220,000	$222,025	$158,400
Countrywide Financial Corp. 0.758% 04/15/37	10/31/07	400,000	357,420	392,029
Local TV Finance LLC 9.250% 06/15/15	05/02/07	230,000	234,463	149,500
Orascom Telecom Finance SCA 7.875% 02/08/14	02/01/07	220,000	220,000	192,500
Seminole Indian Tribe of Florida 7.804% 10/01/20	09/26/07	565,000	573,813	525,354
Systems 2001 Asset Trust 6.664% 09/15/13	06/04/01	508,232	530,383	512,867

				$1,930,650

(c)	The interest rate shown on floating rate or variable rate securities reflects the rate at September 30, 2008.

(d)	A portion of this security is pledged as collateral for credit default swaps. At September 30, 2008, the total market value of securities pledged amounted to $20,250,000.

(e)	Step bond. This security is currently not paying coupon. Shown parenthetically is the interest rate to be paid and the date the security will begin accruing at this rate.

(f)	Loan participation agreement.

(g)	The issuer has filed for bankruptcy protection under Chapter 11 and is in default of certain debt covenants. Income is not being accrued. At September 30, 2008, the value of these securities amounted to $1,084,375 which represents 0.2% of net assets.

(h)	Security purchased on a delayed delivery basis.

(i)	All or a portion of this security was on loan at September 30, 2008. The total market value of securities on loan at September 30, 2008 is $3,106,515.

(j)	The security or a portion of the security is pledged as collateral for open futures contracts. At September 30, 2008, the total market value of securities pledged amounted to $1,113,500.

(k)	Investments in affiliates during the six months ended September 30, 2008:

Security name: Countrywide Financial Corp., 0.758%, 04/15/37
Par as of 03/31/08:	400,000
Par purchased:	—
Par sold:	—
Par as of 09/30/08:	400,000
Net realized gain (loss):	$—
Interest income earned:	$118
Value at end of period:	$392,029

(l)	Investment made with cash collateral received from securities lending activity.

(m)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(n)	Cost for federal income tax purposes is $591,783,229.

At September 30, 2008, the Fund held the following open long futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Depreciation
5-Year U.S. Treasury Notes	101	$11,335,672	$11,539,528	Dec-2008	$(203,856)

At September 30, 2008, the Fund held the following open short futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
U.S. Treasury Bonds	278	$32,573,781	$32,743,534	Dec-2008	$169,753
10-Year U.S. Treasury Notes	121	13,869,625	13,900,981	Dec-2008	31,356

					$201,109

At September 30, 2008, the Fund had entered into the following forward foreign currency exchange contract:

Forward Foreign Currency Contract to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation
EUR	$546,281	$568,484	10/29/08	$22,203

See Accompanying Notes to Financial Statements.

24

Columbia Income Fund

September 30, 2008 (Unaudited)

At September 30, 2008, the Fund has entered into the following credit default swap contracts:
Swap Counterparty	Referenced Obligation	Buy/Sale Protection	Receive/(Pay) Fixed Rate	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Morgan Stanley	Ford Motor Co. 7.450% 07/16/31	Sale	3.000%	06/20/09	$500,000	$(55,734)
Royal Bank of Scotland	Toll Brothers, Inc. 6.875% 11/15/12	Sale	2.300%	12/20/08	5,000,000	5,305
Merrill Lynch	CIT Group, Inc. 7.750% 04/02/12	Sale	2.550%	12/20/08	5,000,000	(215,382)
Barclays	SLM Corp. 5.125% 08/27/12	Sale	4.750%	03/20/09	2,900,000	(188,469)
Morgan Stanley	The Home Depot, Inc. 5.875% 12/16/36	Buy	1.700%	09/20/18	7,675,000	(34,632)
JPMorgan Chase	Macy’s, Inc. 7.450% 07/15/17	Buy	(2.750%)	06/20/13	3,325,000	(92,448)
Barclays	Macy’s, Inc. 7.450% 07/15/17	Buy	(2.700%)	06/20/13	3,325,000	(85,762)
Barclays	Wells Fargo & Co. 2.995% 10/28/15	Buy	(2.500%)	12/20/13	10,000,000	(459,442)
Morgan Stanley	Limited Brands, Ltd. 6.125% 12/01/12	Buy	(2.850%)	09/20/13	5,500,000	(6,250)
Barclays	Limited Brands, Ltd. 6.125% 12/01/12	Buy	(3.650%)	12/20/13	5,500,000	(150,681)

						$(1,283,495)

At September 30, 2008, the asset allocation of the Fund is as follows:

Asset Allocation	% of Net Assets
Corporate Fixed-Income Bonds & Notes	75.8
Asset-Backed Securities	8.7
Mortgage-Backed Securities	5.9
Government & Agency Obligations	5.3
Commercial Mortgage-Backed Securities	2.4
Collateralized Mortgage Obligations	0.8
Convertible Bond	0.1
Municipal Bond	0.1

99.1
Securities Lending Collateral	0.6
Short-Term Obligation	1.9
Obligation to Return Collateral on Securities Loaned	(0.6)
Other Assets & Liabilities, Net	(1.0)

100.0

Acronym	Name
EUR	Euro
PIK	Payment-In-Kind
TBA	To Be Announced

See Accompanying Notes to Financial Statements.

25

Statement of Assets and Liabilities – Columbia Income Fund

September 30, 2008 (Unaudited)

		($)
Assets	Unaffiliated investments, at identified cost	590,807,898
	Affiliated investments, at cost	357,944

	Total investments, at identified cost	591,165,842
	Unaffiliated investments, at value	509,917,287
	Affiliated investments, at value	392,029

	Total investments, at value (including securities on loan of $3,106,515)	510,309,316
	Cash	369,364
	Cash collateral for swap contracts	1,390,000
	Unrealized appreciation on credit default swap contracts	5,305
	Unrealized appreciation on forward foreign currency exchange contracts	22,203
	Receivable for:
	Investments sold	9,212,523
	Fund shares sold	213,814
	Interest	8,418,566
	Futures variation margin	981,510
	Securities lending	10,725
	Trustees’ deferred compensation plan	40,221
	Other assets	194,784

	Total Assets	531,168,331

Liabilities	Collateral on securities loaned	3,225,501
	Unrealized depreciation on credit default swap contracts	1,288,800
	Payable for:
	Investments purchased	6,410,321
	Investments purchased on a delayed delivery basis	14,439,485
	Fund shares repurchased	1,585,135
	Distributions	1,351,526
	Investment advisory fee	187,303
	Administration fee	57,629
	Transfer agent fee	185,478
	Pricing and bookkeeping fees	18,670
	Trustees’ fees	9,389
	Custody fee	5,949
	Distribution and service fees	37,401
	Chief compliance officer expenses	174
	Trustees’ deferred compensation plan	40,221
	Deferred dollar roll income	11,866
	Other liabilities	88,776

	Total Liabilities	28,943,624

	Net Assets	502,224,707

Net Assets Consist of	Paid-in capital	629,181,331
	Overdistributed net investment income	(1,098,223)
	Accumulated net realized loss	(43,733,167)
	Net unrealized appreciation (depreciation) on:
	Investments	(80,856,526)
	Foreign currency translations	17,534
	Swap contracts	(1,283,495)
	Futures contracts	(2,747)

	Net Assets	502,224,707

See Accompanying Notes to Financial Statements.

26

Statement of Assets and Liabilities (continued) – Columbia Income Fund

Class A
	Net assets	$84,470,667
	Shares outstanding	10,413,376
	Net asset value per share	$8.11	(a)
	Maximum sales charge	4.75%
	Maximum offering price per share ($8.11/0.9525)	$8.51	(b)

Class B
	Net assets	$10,531,384
	Shares outstanding	1,298,300
	Net asset value and offering price per share	$8.11	(a)

Class C
	Net assets	$11,236,815
	Shares outstanding	1,385,262
	Net asset value and offering price per share	$8.11	(a)

Class Z
	Net assets	$395,985,841
	Shares outstanding	48,816,333
	Net asset value, offering and redemption price per share	$8.11

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

27

Statement of Operations – Columbia Income Fund

For the Six Months Ended September 30, 2008 (Unaudited)

		($)
Investment Income
	Interest	18,466,793
	Interest from affiliates	118
	Dollar roll fee income	215,875
	Securities lending	160,510

	Total Investment Income	18,843,296

Expenses
	Investment advisory fee	1,206,848
	Administration fee	377,214
	Distribution fee:
	Class B	47,824
	Class C	50,226
	Service fee:
	Class A	124,329
	Class B	15,941
	Class C	16,776
	Transfer agent fee	444,811
	Pricing and bookkeeping fees	88,380
	Trustees’ fees	23,479
	Custody fee	13,083
	Chief compliance officer expenses	395
	Other expenses	144,803

	Expenses before interest expense	2,554,109

	Interest expense	2,071

	Total Expenses	2,556,180
	Fees waived by Distributor – Class C	(9,965)
	Expense reductions	(5,765)

	Net Expenses	2,540,450

	Net Investment Income	16,302,846

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Futures Contracts and Swap Contracts	Net realized gain (loss) on:
	Unaffiliated investments	(16,873,496)
	Foreign currency transactions	17,534
	Swap contracts	3,750,200
	Futures contracts	1,984,347

	Net realized loss	(11,121,415)

	Net change in unrealized appreciation (depreciation) on:
	Investments	(48,952,215)
	Foreign currency translations	35,366
	Swap contracts	(741,757)
	Futures contracts	757,519

	Net change in unrealized depreciation	(48,901,087)

	Net Loss	(60,022,502)

	Net Decrease Resulting from Operations	(43,719,656)

See Accompanying Notes to Financial Statements.

28

Statement of Changes in Net Assets – Columbia Income Fund

Increase (Decrease) in Net Assets:		(Unaudited) Six Months Ended September 30, 2008 ($)	Year Ended March 31, 2008 ($)
Operations
	Net investment income	16,302,846	37,690,392
	Net realized loss on investments, foreign currency transactions, futures contracts and swap contracts	(11,121,415)	(6,847,177)
	Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, futures contracts and swap contracts	(48,901,087)	(37,362,054)

	Net Decrease resulting from Operations	(43,719,656)	(6,518,839)

Distributions to Shareholders	From net investment income:
	Class A	(2,726,165)	(6,625,348)
	Class B	(301,874)	(814,800)
	Class C	(328,121)	(777,396)
	Class Z	(13,121,491)	(29,885,664)

	Total Distributions to Shareholders	(16,477,651)	(38,103,208)

	Net Capital Share Transactions	(53,191,233)	(8,897,009)

	Total Decrease in Net Assets	(113,388,540)	(53,519,056)

Net Assets	Beginning of period	615,613,247	669,132,303
	End of period	502,224,707	615,613,247
	Overdistributed net investment income at end of period	(1,098,223)	(923,418)

See Accompanying Notes to Financial Statements.

29

Statement of Changes in Net Assets (continued) – Capital Stock Activity

	Columbia Income Fund
	(Unaudited) Six Months Ended September 30, 2008		Year Ended March 31, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	623,423	5,542,992	3,044,325	28,766,291
Distributions reinvested	246,518	2,164,209	546,374	5,132,017
Redemptions	(2,407,118)	(21,358,170)	(4,374,899)	(40,939,933)

Net Decrease	(1,537,177)	(13,650,969)	(784,200)	(7,041,625)

Class B
Subscriptions	56,265	495,387	284,100	2,678,095
Distributions reinvested	23,560	206,992	60,948	572,916
Redemptions	(358,495)	(3,189,714)	(844,118)	(7,935,596)

Net Decrease	(278,670)	(2,487,335)	(499,070)	(4,684,585)

Class C
Subscriptions	103,111	916,982	445,193	4,197,472
Distributions reinvested	25,679	225,513	57,921	543,977
Redemptions	(344,730)	(3,047,119)	(622,181)	(5,848,281)

Net Decrease	(215,940)	(1,904,624)	(119,067)	(1,106,832)

Class Z
Subscriptions	3,225,353	28,774,891	14,600,212	138,115,929
Distributions reinvested	594,648	5,217,623	1,255,010	11,785,891
Redemptions	(7,809,477)	(69,140,819)	(15,611,513)	(145,965,787)

Net Increase (Decrease)	(3,989,476)	(35,148,305)	243,709	3,936,033

See Accompanying Notes to Financial Statements.

30

Financial Highlights – Columbia Income Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended September 30, 2008		Year Ended March 31,						Period Ended March 31, 2004 (a)(b)		Year Ended June 30, 2003 (c)
Class A Shares			2008		2007		2006	2005
Net Asset Value, Beginning of Period	$9.06		$9.68		$9.62		$9.89	$10.21	$10.10		$9.44

Income from Investment Operations:
Net investment income (d)	0.24		0.51		0.49		0.45	0.47	0.39		0.45
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and swap contracts	(0.95)		(0.62)		0.08		(0.21)	(0.27)	0.15		0.75

Total from Investment Operations	(0.71)		(0.11)		0.57		0.24	0.20	0.54		1.20

Less Distributions to Shareholders:
From net investment income	(0.24)		(0.51)		(0.51)		(0.51)	(0.52)	(0.43)		(0.54)

Net Asset Value, End of Period	$8.11		$9.06		$9.68		$9.62	$9.89	$10.21		$10.10
Total return (e)	(7.96	)%(f)	(1.15)%		6.04	%(g)	2.39%	2.00%	5.50	%(f)(h)	13.18	%(h)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (i)	1.04	%(j)	1.00%		0.97%		1.01%	0.97%	1.14	%(j)	1.23%
Interest expense	—	%(j)(k)	—	%(k)	—		—	—	—	%(j)(k)	—
Net expenses (i)	1.04	%(j)	1.00%		0.97%		1.01%	0.97%	1.14	%(j)	1.23%
Waiver/Reimbursement	—		—		—		—	—	0.03	%(j)	0.05%
Net investment income (i)	5.38	%(j)	5.41%		5.13%		4.57%	4.66%	5.20	%(j)	5.12%
Portfolio turnover rate	98	%(f)	193%		142%		147%	36%	93	%(f)	96%
Net assets, end of period (000’s)	$84,472		$108,294		$123,330		$100,295	96,568	$92,053		$89,740

(a)	On October 13, 2003, the Liberty Income Fund was renamed Columbia Income Fund.

(b)	The Fund changed its fiscal year end from June 30 to March 31.

(c)	Per share data and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of income and expenses of the SR&F Income Portfolio, prior to the portfolio liquidation.

(d)	Per share data was calculated using the average shares outstanding during the period.

(e)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)	Not annualized.

(g)	Total return includes a voluntary reimbursement by the investment advisor for a realized loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(h)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

(j)	Annualized.

(k)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

31

Financial Highlights – Columbia Income Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended September 30, 2008		Year Ended March 31,						Period Ended March 31, 2004 (a)(b)		Period Ended June 30, 2003 (c)(d)
Class B Shares			2008		2007		2006	2005
Net Asset Value, Beginning of Period	$9.06		$9.68		$9.62		$9.89	$10.21	$10.10		$9.47

Income from Investment Operations:
Net investment income (e)	0.21		0.44		0.42		0.38	0.39	0.33		0.40
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and swap contracts	(0.95)		(0.62)		0.07		(0.22)	(0.27)	0.15		0.68

Total from Investment Operations	(0.74)		(0.18)		0.49		0.16	0.12	0.48		1.08

Less Distributions to Shareholders:
From net investment income	(0.21)		(0.44)		(0.43)		(0.43)	(0.44)	(0.37)		(0.45)

Net Asset Value, End of Period	$8.11		$9.06		$9.68		$9.62	$9.89	$10.21		$10.10
Total return (f)	(8.31	)%(g)	(1.88)%		5.26	%(h)	1.63%	1.25%	4.91	%(g)(i)	11.78	%(g)(i)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (j)	1.79	%(k)	1.75%		1.72%		1.76%	1.72%	1.89	%(k)	1.99	%(k)
Interest expense	—	%(k)(l)	—	%(l)	—		—	—	—	%(k)(l)	—
Net expenses (j)	1.79	%(k)	1.75%		1.72%		1.76%	1.72%	1.89	%(k)	1.99	%(k)
Waiver/Reimbursement	—		—		—		—	—	0.03	%(k)	0.11	%(k)
Net investment income (j)	4.63	%(k)	4.67%		4.38%		3.83%	3.91%	4.46	%(k)	4.39	%(k)
Portfolio turnover rate	98	%(g)	193%		142%		147%	36%	93	%(g)	96	%(g)
Net assets, end of period (000’s)	$10,532		$14,290		$20,105		$23,649	$25,375	$29,534		$32,430

(a)	On October 13, 2003, the Liberty Income Fund was renamed Columbia Income Fund.

(b)	The Fund changed its fiscal year end from June 30 to March 31.

(c)	Per share data and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of income and expenses of the SR&F Income Portfolio, prior to the portfolio liquidation.

(d)	Class B shares were initially offered on July 15, 2002. Per share data and total return reflect activity from that date.

(e)	Per share data was calculated using the average shares outstanding during the period.

(f)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)	Not annualized.

(h)	Total return includes a voluntary reimbursement by the investment advisor for a realized loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(i)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(j)	The benefits derived from expense reductions had an impact of less than 0.01%.

(k)	Annualized.

(l)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

32

Financial Highlights – Columbia Income Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended September 30, 2008		Year Ended March 31,						Period Ended March 31, 2004 (a)(b)		Period Ended June 30, 2003 (c)(d)
Class C Shares			2008		2007		2006	2005
Net Asset Value, Beginning of Period	$9.06		$9.68		$9.62		$9.89	$10.21	$10.10		$9.47

Income from Investment Operations:
Net investment income (e)	0.21		0.45		0.44		0.39	0.41	0.34		0.42
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and swap contracts	(0.94)		(0.61)		0.07		(0.21)	(0.27)	0.15		0.68

Total from Investment Operations	(0.73)		(0.16)		0.51		0.18	0.14	0.49		1.10

Less Distributions to Shareholders:
From net investment income	(0.22)		(0.46)		(0.45)		(0.45)	(0.46)	(0.38)		(0.47)

Net Asset Value, End of Period	$8.11		$9.06		$9.68		$9.62	$9.89	$10.21		$10.10
Total return (f)(g)	(8.24	)%(h)	(1.74)%		5.41	%(i)	1.78%	1.40%	5.03	%(h)	11.94	%(h)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (j)	1.64	%(k)	1.60%		1.57%		1.61%	1.57%	1.74	%(k)	1.84	%(k)
Interest expense	—	%(k)(l)	—	%(l)	—		—	—	—	%(k)(l)	—
Net expenses (j)	1.64	%(k)	1.60%		1.57%		1.61%	1.57%	1.74	%(k)	1.84	%(k)
Waiver/Reimbursement	0.15	%(k)	0.15%		0.15%		0.15%	0.15%	0.18	%(k)	0.23	%(k)
Net investment income (j)	4.79	%(k)	4.81%		4.52%		3.96%	4.06%	4.52	%(k)	4.51	%(k)
Portfolio turnover rate	98	%(h)	193%		142%		147%	36%	93	%(h)	96	%(h)
Net assets, end of period (000’s)	$11,237		$14,510		$16,660		$13,042	$10,895	$9,185		$5,522

(a)	On October 13, 2003, the Liberty Income Fund was renamed Columbia Income Fund.

(b)	The Fund changed its fiscal year end from June 30 to March 31.

(c)	Per share data and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of income and expenses of the SR&F Income Portfolio, prior to the portfolio liquidation.

(d)	Class C shares were initially offered on July 15, 2002. Per share data and total return reflect activity from that date.

(e)	Per share data was calculated using the average shares outstanding during the period.

(f)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)	Not annualized.

(i)	Total return includes a voluntary reimbursement by the investment advisor for a realized loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(j)	The benefits derived from expense reductions had an impact of less than 0.01%.

(k)	Annualized.

(l)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

33

Financial Highlights – Columbia Income Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended September 30, 2008		Year Ended March 31,						Period Ended March 31, 2004 (a)(b)		Year Ended June 30, 2003 (c)(d)
Class Z Shares			2008		2007		2006	2005
Net Asset Value, Beginning of Period	$9.06		$9.68		$9.62		$9.89	$10.21	$10.10		$9.44

Income from Investment Operations:
Net investment income (e)	0.25		0.53		0.52		0.48	0.49	0.41		0.53
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and swap contracts	(0.94)		(0.61)		0.07		(0.22)	(0.26)	0.16		0.71

Total from Investment Operations	(0.69)		(0.08)		0.59		0.26	0.23	0.57		1.24

Less Distributions to Shareholders:
From net investment income	(0.26)		(0.54)		(0.53)		(0.53)	(0.55)	(0.46)		(0.58)

Net Asset Value, End of Period	$8.11		$9.06		$9.68		$9.62	$9.89	$10.21		$10.10
Total return (f)	(7.84	)%(g)	(0.90)%		6.31	%(h)	2.64%	2.33%	5.80	%(g)(i)	13.61%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (j)	0.79	%(k)	0.75%		0.72%		0.76%	0.72%	0.82	%(k)	0.84%
Interest expense	—	%(k)(l)	—	%(l)	—		—	—	—	%(k)(l)	—
Net expenses (j)	0.79	%(k)	0.75%		0.72%		0.76%	0.72%	0.82	%(k)	0.84%
Waiver/Reimbursement	—		—		—		—	—	0.02	%(k)	—
Net investment income (j)	5.63	%(k)	5.66%		5.39%		4.82%	4.91%	5.46	%(k)	5.51%
Portfolio turnover rate	98	%(g)	193%		142%		147%	36%	93	%(g)	96%
Net assets, end of period (000’s)	$395,993		$478,519		$509,037		$351,529	$533,965	$425,402		$427,959

(a)	On October 13, 2003, the Liberty Income Fund was renamed Columbia Income Fund.

(b)	The Fund changed its fiscal year end from June 30 to March 31.

(c)	Effective July 15, 2002, the Stein Roe Income Fund’s Class S shares were renamed Liberty Income Fund Class Z shares.

(d)	Per share data and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of income and expenses of the SR&F Income Portfolio, prior to the portfolio liquidation.

(e)	Per share data was calculated using the average shares outstanding during the period.

(f)	Total return at net asset value assuming all distributions reinvested.

(g)	Not annualized.

(h)	Total return includes a voluntary reimbursement by the investment advisor for a realized loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(i)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(j)	The benefits derived from expense reductions had an impact of less than 0.01%.

(k)	Annualized.

(l)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

34

Notes to Financial Statements – Columbia Income Fund

September 30, 2008 (Unaudited)

Note 1. Organization

Columbia Income Fund (the “Fund”), a series of Columbia Funds Series Trust I (the “Trust”), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Investment Objective

The Fund seeks total return, consisting primarily of current income and secondarily of capital appreciation.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund’s prospectuses.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust’s Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Credit default swaps are marked to market daily based upon quotations from market makers.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates

35

Columbia Income Fund

September 30, 2008 (Unaudited)

may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund’s net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

On April 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). Under SFAS 157, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used, as of September 30, 2008, in valuing the Fund’s assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$23,926,870	$(2,747)
Level 2 – Other Significant Observable Inputs	482,527,426	(1,261,292)
Level 3 – Significant Unobservable Inputs	3,855,020	—
Total	$510,309,316	$(1,264,039)

*	Other financial instruments consist of futures contracts, forward foreign currency exchange contracts and credit default swap contracts which are not included in the investment portfolio.

The following table reconciles asset balances for the six months ended September 30, 2008 in which significant unobservable inputs (Level 3) were used in determining value:

	Investments In Securities	Other Financial Instruments
Balance as of March 31, 2008	$5,317,989	$—
Accretion of discounts/Amortization of premiums	—	—
Realized gain (loss)	(8,593)	—
Change in unrealized depreciation	(270,594)	—
Net sales	(487,748)	—
Transfers out of Level 3	(696,034)	—
Balance as of September 30, 2008	$3,855,020	$—

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133 (“SFAS 161”), was issued. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity’s derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their hedged positions. Management is evaluating the impact the application of SFAS 161 will have on the Fund’s financial statement disclosures.

In September 2008, FASB Staff Position 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45 and Clarification of the Effective Date of FASB Statement No. 161 ( “Amendment”) was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding the Fund’s credit derivatives and hybrid financial

36

Columbia Income Fund

September 30, 2008 (Unaudited)

instruments containing embedded credit derivatives. Management is currently evaluating the impact the adoption of the Amendment will have on the Fund’s financial statement disclosures.

Futures Contracts

The Fund may invest in futures for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or as a substitute for a position in an underlying asset.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, LLC (“Columbia”), the Fund’s investment advisor, of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund’s Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contract. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Fund may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are generally used to hedge the Fund’s investments against currency fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use

37

Columbia Income Fund

September 30, 2008 (Unaudited)

of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund will hold and maintain in a segregated account until the settlement date, cash or liquid securities in an amount equal to the forward purchase price.

The Fund’s policy is to record the components of mortgage dollar rolls using “to be announced” mortgage-backed securities. For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the securities becomes insolvent, the Fund’s right to purchase or repurchase the mortgage-related securities may be restricted and the instruments which the Fund is required to repurchase may be worth less than instruments which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the investment advisor’s ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount equal to the delayed delivery commitment.

Credit Default Swaps

The Fund may engage in credit default swap transactions for hedging purposes or to seek to increase total return. Credit default swaps are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a negative credit event take place. The Fund may receive an upfront payment as the protection seller or make an upfront payment as the protection buyer.

Credit default swaps are marked to market daily based upon quotations from market makers and any change is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the contract period are recorded as liabilities or assets, respectively, on the Fund’s Statement of Assets and Liabilities. These upfront payments are amortized and are recorded as realized gain or loss on the Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gain or loss on the Statement of Operations.

By entering into these agreements, the Fund could be exposed to risks in excess of the amounts recorded on the Statement of Assets and Liabilities. Risks include the possibility that there will be no liquid market for these agreements, or that the counterparty to an agreement will default on its obligation to perform.

Short Sales

The Fund may sell securities or commodity futures contracts it does not own in anticipation of a decline in the fair value of that security or futures contract. When the Fund sells a security or futures contract short, it must borrow the security or future contracts sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security or futures contract short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Foreign Currency Transactions

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

38

Columbia Income Fund

September 30, 2008 (Unaudited)

Income Recognition

Interest income is recorded on an accrual basis and includes accretion of discounts, amortization of premiums and paydown gains and losses. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction. The value of additional securities received as an income payment is recorded as income and as the cost basis of such securities. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted.

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions of net investment income are declared daily and distributed monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The tax character of distributions paid during the year ended March 31, 2008 was as follows:

Distributions paid from:
Ordinary Income*	$38,103,208

*	For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at September 30, 2008, based on cost of investments for federal income tax purposes, were:

Unrealized appreciation	$2,240,215
Unrealized depreciation	(83,714,128)
Net unrealized depreciation	$(81,473,913)

The following capital loss carryforwards, determined as of March 31, 2008, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2009	$ 8,620,038
2010	1,393,345
2011	2,985,140
2014	3,731,648
2015	6,709,359
2016	4,172,850
Total	$27,612,380

39

Columbia Income Fund

September 30, 2008 (Unaudited)

Under Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109 (“FIN 48”) management determines whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Fund’s financial statements. However, management’s conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”), provides investment advisory services to the Fund. In rendering investment advisory services to the Fund, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of Columbia. Columbia receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.420%
$500 million to $1 billion	0.375%
$1 billion to $1.5 billion	0.370%
$1.5 billion to $3 billion	0.340%
$3 billion to $6 billion	0.330%
Over $6 billion	0.320%

For the six month period ended September 30, 2008, the Fund’s annualized effective investment advisory fee rate was 0.41% of the Fund’s average daily net assets.

Administration Fee

Columbia provides administrative and other services to the Fund for a monthly administration fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $100 million	0.150%
$100 million to $1 billion	0.125%
Over $1 billion	0.100%

For the six month period ended September 30, 2008, the Fund’s annualized effective administration fee rate was 0.13% of the Fund’s average daily net assets.

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the “Financial Reporting Services Agreement”) with State Street Bank & Trust Company (“State Street”) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

40

Columbia Income Fund

September 30, 2008 (Unaudited)

Transfer Agent Fee

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the six month period ended September 30, 2008, these minimum account balance fees reduced total expenses by $3,816.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund’s shares. For the six month period ended September 30, 2008, the Distributor has retained net underwriting discounts of $1,310 on sales of the Fund’s Class A shares and received net CDSC fees of $18, $7,701 and $1,117 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted Rule 12b-1 plans (the “Plans”) which require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only. The Distributor has voluntarily agreed to waive a portion of the Fund’s distribution and service fees for the Class C shares so that the combined fee will not exceed 0.85% annually of Class C average daily net assets. This arrangement may be modified or terminated by the Distributor at any time.

The CDSC and the distribution fees received are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

For the six month period ended September 30, 2008, these custody credits reduced total expenses by $1,949 for the Fund.

Note 6. Portfolio Information

For the six month period ended September 30, 2008, the cost of purchases and proceeds from sales of securities, excluding

41

Columbia Income Fund

September 30, 2008 (Unaudited)

short-term obligations, were $775,292,580 and $551,685,890, respectively, of which $580,891,400 and $305,313,280, respectively, were U.S. Government securities.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets. Interest on the uncommitted line of credit is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charges an annual operations agency fee of $40,000 for the committed line of credit and may charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the six month period ended September 30, 2008, the average daily loan balance outstanding on days where borrowing existed was $3,100,000 at a weighted average interest rate of 2.406%

Note 8. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 9. Shares of Beneficial Interest

As of September 30, 2008, the Fund had one shareholder that held 46.0% of the Fund’s shares outstanding. These shares were beneficially owned by participant accounts over which BOA and/or any of its affiliates had either sole or joint investment discretion.
As of September 30, 2008, the Fund had one shareholder that held 8.1% of the Fund’s shares outstanding. These shares were beneficially owned by participant accounts over which BOA and/or any of its affiliates did not have investment discretion.

Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 10. Significant Risks and Contingencies

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

High-Yield Securities Risk

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as “junk” bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”) and Columbia Funds Distributor, Inc. (which has been renamed Columbia

42

Columbia Income Fund

September 30, 2008 (Unaudited)

Management Distributors, Inc.) (the “Distributor”) (collectively, the “Columbia Group”) entered into an Assurance of Discontinuance with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission (“SEC”) (the “SEC Order”) on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court’s memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants’ motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (“ICA”) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (“the CDSC Lawsuit”). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds’ adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the

43

Columbia Income Fund

September 30, 2008 (Unaudited)

Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds’ adviser and/or its affiliates made certain payments, including plaintiffs’ attorneys’ fees and costs of notice to class members.

Note 11. Subsequent Event

On October 16, 2008 the uncommitted and committed lines of credit discussed in Note 7 were terminated and amended, respectively. The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement. Interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% and the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum are accrued and apportioned among the participating funds pro rata based on their relative net assets.

44

Important Information About This Report – Columbia Income Fund

Transfer Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC

100 Federal Street

Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Income Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission’s website at www.sec.gov; and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, contact your Columbia Management representative or financial advisor or go to www.columbiafunds.com.

Columbia Management Group, LLC (“Columbia Management”) is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

45

Columbia Income Fund

Semiannual Report, September 30, 2008

©2008 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

SHC-44/156187-0908 (11/08) 08/63257

Semiannual Report

September 30, 2008

Columbia World Equity Fund

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

We are pleased to provide this shareholder report for your Columbia Fund and hope you will find the portfolio management details, discussions and performance information helpful in monitoring your investments. As we’ve seen this past year, the financial markets can be quite volatile, with significant short-term price fluctuations. It’s important to keep these ups and downs in perspective, particularly in light of your long-term investment strategy.

Staying the course with your long-term strategy typically involves riding out short-term price fluctuations, though we recognize that at times this can be tough. To support your efforts and give you the information you need to make prudent decisions, Columbia Management offers several valuable online resources. We encourage you to visit www.columbiamanagement.com/investor, where you can receive the most up-to-date information, including:

■

Daily pricing and performance. View pricing and performance from a link in Fund Tracker on the homepage. This listing of funds is updated nightly with the current net asset value and the amount and percentage change from the prior day.

■	News & Commentary. This tab provides links to quarterly fund commentaries and information from our investment strategies group, including trends in the economy and market impact.

If you would like more details on individual funds, select a fund from the dropdown menu on the top right side of the homepage for access to:

■	Monthly and quarterly performance information.
■

Portfolio holdings. Full holdings are updated monthly for money market funds except for Columbia Cash Reserves and Columbia Money Market Reserves which are updated weekly, monthly for equity funds and quarterly for most other funds.

■	Quarterly fact sheets. Accessible from the Literature tab in each fund page.

By registering on the site, you’ll receive secured, 24-hour access to*:

■	Mutual fund account details with balances, dividend and transaction information
■	Fund Tracker to customize your homepage with current net asset values for the funds that interest you
■	On-line transactions including purchases, exchanges and redemptions
■	Account maintenance for updating your address and dividend payment options
■	Electronic delivery of prospectuses and shareholder reports

I encourage you to visit our website for access to the product information and tools described above. These valuable online resources can help you monitor your investments and provide direct access to your account. All of these tools, and more, can be found on www.columbiamanagement.com.

While your financial advisor is a great resource for investment guidance, you can also access our website or call our service representatives at 800.345.6611 for additional assistance. We thank you for investing with Columbia Management and look forward to helping with your ongoing investment needs.

Sincerely,

Christopher L. Wilson

President, Columbia Funds

*	Some restrictions apply. Shareholders who purchase shares through certain third-party organizations may not have the ability to register for online access.

Fund Profile – Columbia World Equity Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 09/30/08

–17.68% Class A shares (without sales charge)

–16.66% MSCI World Index

Morningstar Style Box

Equity Style

The Morningstar Style Box reveals a fund’s investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar’s database as of month end. Although the data is gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. Information shown is as of 08/31/08.

Summary

■

For the six-month period that ended September 30, 2008, the fund’s Class A shares returned negative 17.68% without sales charge. The fund underperformed its benchmark, the MSCI World Index[1], which returned negative 16.66%. The average return of funds in the Lipper Global Multi-Cap Core Classification[2], the fund’s peer group, was negative 15.69% over the same period. Equity returns suffered as slowing economic growth and a financial crisis rooted in the U.S. subprime mortgage market rippled through stock markets around the world. The fund’s relative performance was negatively affected by an overweight in Singapore, which suffered because of its relationship with China, one of the worst performing markets during the period.

■

Individual stocks that held back the fund’s return included Banco Santander SA, a Spanish bank (1.9% of net assets.) When the U.S. and foreign governments began responding to a widening credit crisis, some financial stocks made gains; but Banco Santander rose less than other banks. The company remains in the portfolio. Pier 1 Imports, Inc., a U.S. retailer, was also disappointing. The stock declined on weakness in its home furnishings group. We sold the stock. An overweight in health care aided results. The health care sector is typically viewed as a safe haven during difficult times, because most health care spending is non-discretionary. Stocks that made a positive contribution to return included Toyo Suisan Kaisha Ltd., a producer of processed foods in Japan (1.2% of net assets). The stock rose when the company’s costs began to level off as commodity inflation moderated. Calgon Carbon Corp., a water purification company, was also helpful (1.3% of net assets). It benefited from stronger product demand.

■

As governments around the world respond to the credit crisis, we believe that the necessary conditions for the global economy to stabilize are being put into place. This fact, combined with historically cheap valuations, indicate that the current environment may offer an attractive buying opportunity for equity markets.

Portfolio Management

Fred Copper has co-managed the fund since October 2005 and has been with the advisor or its predecessors or affiliate organizations since 2005.

Colin Moore has co-managed the fund since September 2004 and has been with the advisor or its predecessors or affiliate organizations since 2002.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

[1]

The Morgan Stanley Capital International (MSCI) World Index tracks the performance of global stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

Performance Information – Columbia World Equity Fund

Annual operating expense ratio (%)*
Class A	1.42
Class B	2.17
Class C	2.17

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Net asset value per share

as of 09/30/08 ($)
Class A	10.75
Class B	10.23
Class C	10.22

Distributions declared per share

04/01/08 – 09/30/08 ($)
Class A	0.11
Class B	0.11
Class C	0.11

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 10/01/98 – 09/30/08 ($)

Sales charge	without	with
Class A	11,909	11,225
Class B	11,037	11,037
Class C	11,020	11,020

The table above shows the growth in value of a hypothetical $10,000 investment in each share class of Columbia World Equity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Average annual total return as of 09/30/08 (%)

Share class	A		B		C
Inception	10/15/91		03/27/95		03/27/95
Sales charge	without	with	without	with	without	with
6-month (cumulative)	–17.68	–22.41	–18.02	–22.08	–17.96	–18.78
1-year	–28.15	–32.29	–28.73	–32.09	–28.69	–29.37
5-year	5.87	4.62	5.07	4.74	5.08	5.08
10-year	1.76	1.16	0.99	0.99	0.98	0.98

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

2

Understanding Your Expenses – Columbia World Equity Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee.

This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

04/01/08 – 09/30/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	823.22	1,017.45	6.95	7.69	1.52
Class B	1,000.00	1,000.00	819.81	1,013.69	10.36	11.46	2.27
Class C	1,000.00	1,000.00	820.41	1,013.69	10.36	11.46	2.27

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

3

Investment Portfolio – Columbia World Equity Fund

September 30, 2008 (Unaudited)

Common Stocks – 97.4%

		Shares	Value ($)
Consumer Discretionary – 5.5%
Hotels, Restaurants & Leisure – 1.3%	McDonald’s Corp.	12,261	756,504

	Hotels, Restaurants & Leisure Total		756,504

Household Durables – 0.9%	Matsushita Electric Industrial Co., Ltd.	33,000	572,718

	Household Durables Total		572,718

Media – 1.0%	Comcast Corp., Class A	31,050	609,511

	Media Total		609,511

Specialty Retail – 2.3%	Industria de Diseno Textil, S.A.	15,331	654,011
	Staples, Inc.	32,850	739,125

	Specialty Retail Total		1,393,136

Consumer Discretionary Total			3,331,869

Consumer Staples – 10.1%
Beverages – 1.3%	Coca-Cola Co.	14,432	763,164

	Beverages Total		763,164

Food & Staples Retailing – 4.0%	BJ’s Wholesale Club, Inc. (a)	20,389	792,317
	Seven & I Holdings Co., Ltd.	28,400	817,419
	Wal-Mart Stores, Inc.	13,305	796,836

	Food & Staples Retailing Total		2,406,572

Food Products – 4.1%	Cadbury PLC	60,177	605,965
	Nestle SA, Registered Shares	12,262	530,357
	Toyo Suisan Kaisha Ltd.	28,000	709,802
	Unilever PLC	24,311	659,947

	Food Products Total		2,506,071

Personal Products – 0.7%	Avon Products, Inc.	10,371	431,122

	Personal Products Total		431,122

Consumer Staples Total			6,106,929

Energy – 10.8%
Energy Equipment & Services – 2.8%	Baker Hughes, Inc.	4,233	256,266
	Nabors Industries Ltd. (a)	11,276	280,998
	Subsea 7, Inc. (a)	46,250	619,672
	Transocean, Inc. (a)	4,981	547,113

	Energy Equipment & Services Total		1,704,049

Oil, Gas & Consumable Fuels – 8.0%	BP PLC	59,198	492,811
	Centennial Coal Co., Ltd.	30,213	90,480
	Chevron Corp.	6,573	542,141
	Devon Energy Corp.	7,722	704,246
	Petroleo Brasileiro SA, ADR	12,790	562,120
	Suncor Energy, Inc.	13,968	588,612
	Total SA	9,063	546,779

See Accompanying Notes to Financial Statements.

4

Columbia World Equity Fund

September 30, 2008 (Unaudited)

Common Stocks (continued)

		Shares	Value ($)
Energy (continued)
Oil, Gas & Consumable Fuels (continued)	Valero Energy Corp.	19,803	600,031
	XTO Energy, Inc.	14,751	686,217

	Oil, Gas & Consumable Fuels Total		4,813,437

Energy Total			6,517,486

Financials – 20.3%
Capital Markets – 5.2%	Deutsche Bank AG, Registered Shares	8,016	570,319
	Goldman Sachs Group, Inc.	4,800	614,400
	Morgan Stanley	27,500	632,500
	State Street Corp.	10,593	602,530
	T. Rowe Price Group, Inc.	13,257	712,033

	Capital Markets Total		3,131,782

Commercial Banks – 10.7%	Banco Bradesco SA, ADR	33,785	543,939
	Banco Santander SA	76,983	1,165,336
	BNP Paribas	7,954	764,645
	DBS Group Holdings Ltd.	41,000	484,744
	HSBC Holdings PLC	47,808	774,243
	National Bank of Canada	12,400	566,840
	PNC Financial Services Group, Inc.	9,996	746,701
	United Overseas Bank Ltd.	52,000	615,931
	Wells Fargo & Co.	22,116	830,013

	Commercial Banks Total		6,492,392

Diversified Financial Services – 2.1%	ING Groep NV	21,174	460,602
	JPMorgan Chase & Co.	17,177	802,166

	Diversified Financial Services Total		1,262,768

Insurance – 1.8%	ACE Ltd.	11,789	638,139
	Axis Capital Holdings Ltd.	13,200	418,572

	Insurance Total		1,056,711

Real Estate Management & Development – 0.5%	Swire Pacific Ltd., Class A	37,500	330,537

	Real Estate Management & Development Total		330,537

Financials Total			12,274,190

Health Care – 11.4%
Biotechnology – 3.4%	Amgen, Inc. (a)	17,648	1,045,997
	Celgene Corp. (a)	10,922	691,144
	Gilead Sciences, Inc. (a)	7,273	331,503

	Biotechnology Total		2,068,644

Health Care Equipment & Supplies – 0.5%	Baxter International, Inc.	4,757	312,202

	Health Care Equipment & Supplies Total		312,202

See Accompanying Notes to Financial Statements.

5

Columbia World Equity Fund

September 30, 2008 (Unaudited)

Common Stocks (continued)

		Shares	Value ($)
Health Care (continued)
Health Care Providers & Services – 1.1%	CIGNA Corp.	9,617	326,786
	Express Scripts, Inc. (a)	4,241	313,070

	Health Care Providers & Services Total		639,856

Life Sciences Tools & Services – 2.0%	Thermo Fisher Scientific, Inc. (a)	13,210	726,550
	Waters Corp. (a)	8,393	488,305

	Life Sciences Tools & Services Total		1,214,855

Pharmaceuticals – 4.4%	Johnson & Johnson	12,162	842,583
	Novo-Nordisk A/S, Class B	12,375	633,813
	Roche Holding AG, Genusschein	5,019	782,397
	Takeda Pharmaceutical Co., Ltd.	8,300	418,013

	Pharmaceuticals Total		2,676,806

Health Care Total			6,912,363

Industrials – 14.4%
Aerospace & Defense – 3.3%	DRS Technologies, Inc.	6,129	470,401
	General Dynamics Corp.	4,761	350,505
	Honeywell International, Inc.	13,648	567,074
	United Technologies Corp.	10,563	634,414

	Aerospace & Defense Total		2,022,394

Construction & Engineering – 1.1%	Quanta Services, Inc. (a)	24,758	668,713

	Construction & Engineering Total		668,713

Electrical Equipment – 4.2%	ABB Ltd., Registered Shares (a)	21,245	407,579
	First Solar, Inc. (a)	2,982	563,330
	Gamesa Corp. Tecnologica SA	8,229	282,682
	Harbin Power Equipment Co., Ltd., Class H	250,000	178,578
	SunPower Corp., Class A (a)	8,237	584,250
	Vestas Wind Systems A/S (a)	6,000	522,324

	Electrical Equipment Total		2,538,743

Industrial Conglomerates – 3.3%	General Electric Co.	38,270	975,885
	Keppel Corp. Ltd.	102,000	566,371
	McDermott International, Inc. (a)	16,817	429,674

	Industrial Conglomerates Total		1,971,930

Machinery – 2.5%	Bucher Industries AG, Registered Shares	2,782	368,150
	Cummins, Inc.	10,268	448,917
	Glory Ltd.	29,900	682,977

	Machinery Total		1,500,044

Industrials Total			8,701,824

See Accompanying Notes to Financial Statements.

6

Columbia World Equity Fund

September 30, 2008 (Unaudited)

Common Stocks (continued)

		Shares	Value ($)
Information Technology – 11.8%
Communications Equipment – 3.1%	Alvarion Ltd. (a)	124,574	795,208
	Brocade Communications Systems, Inc. (a)	79,498	462,678
	Cisco Systems, Inc. (a)	28,307	638,606

	Communications Equipment Total		1,896,492

Computers & Peripherals – 3.2%	Apple, Inc. (a)	3,206	364,394
	Hewlett-Packard Co.	18,448	853,035
	International Business Machines Corp.	6,203	725,503

	Computers & Peripherals Total		1,942,932

IT Services – 1.8%	Accenture Ltd., Class A	18,410	699,580
	CGI Group, Inc., Class A (a)	40,200	351,668

	IT Services Total		1,051,248

Office Electronics – 1.0%	Canon, Inc.	16,000	598,193

	Office Electronics Total		598,193

Semiconductors & Semiconductor Equipment – 0.9%	ASML Holding N.V., N.Y. Registered Shares	30,880	543,797

	Semiconductors & Semiconductor Equipment Total		543,797

Software – 1.8%	Adobe Systems, Inc. (a)	11,315	446,603
	Oracle Corp. (a)	32,349	657,008

	Software Total		1,103,611

Information Technology Total			7,136,273

Materials – 7.9%
Chemicals – 6.0%	Air Products & Chemicals, Inc.	5,186	355,189
	BASF SE	5,681	272,266
	Calgon Carbon Corp. (a)	39,442	803,039
	CF Industries Holdings, Inc.	4,441	406,174
	Linde AG	5,765	618,244
	Monsanto Co.	6,588	652,080
	Rockwood Holdings, Inc. (a)	18,745	480,997

	Chemicals Total		3,587,989

Metals & Mining – 1.9%	BHP Biliton PLC	20,561	465,099
	Cia Vale do Rio Doce	25,600	482,968
	Freeport-McMoRan Copper & Gold, Inc.	3,659	208,014

	Metals & Mining Total		1,156,081

Materials Total			4,744,070

Telecommunication Services – 2.4%
Diversified Telecommunication Services – 1.6%	Telefonica O2 Czech Republic AS	18,368	427,039
	Telekomunikacja Polska SA	55,339	529,465

	Diversified Telecommunication Services Total		956,504

See Accompanying Notes to Financial Statements.

7

Columbia World Equity Fund

September 30, 2008 (Unaudited)

Common Stocks (continued)

		Shares	Value ($)
Telecommunication Services (continued)
Wireless Telecommunication Services – 0.8%	Mobile TeleSystems OJSC, ADR	8,816	493,784

	Wireless Telecommunication Services Total		493,784

Telecommunication Services Total			1,450,288

Utilities – 2.8%
Electric Utilities – 1.8%	E.ON AG	11,328	573,687
	FirstEnergy Corp.	7,614	510,062

	Electric Utilities Total		1,083,749

Water Utilities – 1.0%	Hyflux Ltd.	352,000	592,616

	Water Utilities Total		592,616

Utilities Total			1,676,365
	Total Common Stocks (Cost of $62,410,238)		58,851,657

Investment Companies – 2.3%
	Columbia Greater China Fund, Class Z (b)	15,368	598,880
	WisdomTree India Earnings Fund (a)	50,474	806,070

	Total Investment Companies (Cost of $1,656,845)		1,404,950

		Units
Purchased Put Option – 0.1%
	CBOE SPX Volatility Index Strike Price: $25.00 Expiring: November 2008	24,700	40,755

	Total Purchased Put Option (Cost of $71,163)		40,755

		Par ($)
Short-Term Obligation – 0.3%
	Repurchase agreement with Fixed Income Clearing Corp., dated 09/30/08, due 10/01/08 at 0.200%, collateralized by a U.S. Treasury Obligation maturing 10/31/09, market value of $191,706 (repurchase proceeds $186,001)	186,000	186,000

	Total Short-Term Obligation (Cost of $186,000)		186,000

	Total Investments – 100.1% (Cost of $64,324,246) (c)		60,483,362

	Other Assets & Liabilities, Net – (0.1)%		(67,857)

	Net Assets – 100.0%		60,415,505

Notes to Investment Portfolio:

(a)	Non-income producing security.

See Accompanying Notes to Financial Statements.

8

Columbia World Equity Fund

September 30, 2008 (Unaudited)

(b)	Investment in an affiliate during the six months ended September 30, 2008: Security name: Columbia Greater China Fund, Class Z

Shares as of 03/31/08:	—
Shares purchased:	15,368
Shares sold:	—
Shares as of 09/30/08:	15,368
Net realized gain (loss):	$—
Dividend income earned:	$—
Value at end of period:	$598,880

(c)	Cost for federal income tax purposes is $64,324,246.

Forward foreign currency exchange contracts outstanding on September 30, 2008 are:

Forward Currency Contracts to Buy	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	$1,653,150	$1,648,554	12/17/08	$4,596
CAD	940,945	937,104	12/17/08	3,841
CAD	430,442	441,887	12/17/08	(11,445)
CHF	176,456	179,744	12/17/08	(3,288)
EUR	413,800	419,576	12/17/08	(5,776)
EUR	2,631,087	2,576,529	12/17/08	54,558
GBP	1,709,528	1,669,427	12/17/08	40,101
GBP	591,828	602,248	12/17/08	(10,420)
JPY	1,894,087	1,881,893	12/17/08	12,194
JPY	236,206	239,000	12/17/08	(2,794)
SEK	305,296	306,464	12/17/08	(1,168)
SEK	120,846	126,480	12/17/08	(5,634)
SGD	124,982	126,412	12/17/08	(1,430)

				$73,335

Forward Currency Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	$306,115	$304,718	12/17/08	$(1,397)
CHF	314,396	307,874	12/17/08	(6,522)
CZK	623,722	614,334	12/17/08	(9,388)
DKK	877,678	861,338	12/17/08	(16,340)
DKK	152,467	157,766	12/17/08	5,299
ILS	969,783	923,806	12/17/08	(45,977)
INR	301,399	299,810	12/17/08	(1,589)
NOK	243,355	243,886	12/17/08	531
PLN	626,431	607,913	12/17/08	(18,518)
RUB	248,957	245,638	12/17/08	(3,319)
SGD	2,290,180	2,277,461	12/17/08	(12,719)

				$(109,939)

The Fund was invested in the following countries at September 30, 2008:

Summary of Securities by Country	Value	% of Total Investments
United States*	$34,530,480	57.1
Japan	3,799,123	6.3
United Kingdom	2,998,064	5.0
Switzerland	2,726,620	4.5
Singapore	2,259,662	3.7
Spain	2,102,028	3.5
Germany	2,034,516	3.4
Brazil	1,589,027	2.6
Canada	1,507,119	2.5
France	1,311,424	2.2
Denmark	1,156,137	1.9
Netherlands	1,004,399	1.7
Israel	795,207	1.3
Norway	619,673	1.0
Poland	529,465	0.9
Russia	493,784	0.8
Czech Republic	427,039	0.7
Hong Kong	330,537	0.5
China	178,578	0.3
Australia	90,480	0.1

	$60,483,362	100.0

* Includes short-term obligation.

Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

See Accompanying Notes to Financial Statements.

9

Columbia World Equity Fund

September 30, 2008 (Unaudited)

For the six months ended September 30, 2008, transactions in written option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at March 31, 2008	—	$—
Options written	311	53,564
Options terminated in closing purchase transactions	(82)	(18,688)
Options exercised	(40)	(11,880)
Options expired	(189)	(22,996)

Options outstanding at September 30, 2008	—	$—

Acronym	Name
ADR	American Depositary Receipt
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
NOK	Norwegian Krone
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar

See Accompanying Notes to Financial Statements.

10

Statement of Assets and Liabilities – Columbia World Equity Fund

September 30, 2008 (Unaudited)

		($)
Assets	Unaffiliated investments, at cost	63,624,246
	Affiliated investments, at cost	700,000

	Total investments, at cost	64,324,246

	Unaffiliated investments, at value	59,884,482
	Affiliated investments, at value	598,880

	Total investments, at value	60,483,362
	Cash	8,033
	Foreign currency (cost of $25,065)	24,973
	Unrealized appreciation on forward foreign currency exchange contracts	121,120
	Receivable for:
	Investments sold	1,456,148
	Fund shares sold	2,416
	Interest	1
	Dividends	187,441
	Foreign tax reclaims	44,601
	Trustees’ deferred compensation plan	24,081
	Other assets	294

	Total Assets	62,352,470

Liabilities	Unrealized depreciation on forward foreign currency exchange contracts	157,724
	Payable for:
	Investments purchased	1,516,017
	Fund shares repurchased	89,495
	Investment advisory fee	22,592
	Administration fee	14,075
	Transfer agent fee	40,893
	Pricing and bookkeeping fees	7,059
	Trustees’ fees	2,967
	Custody fee	2,648
	Distribution and service fees	15,574
	Chief compliance officer expenses	97
	Trustees’ deferred compensation plan	24,081
	Other liabilities	43,743

	Total Liabilities	1,936,965

	Net Assets	60,415,505

Net Assets Consist of	Paid-in capital	68,345,456
	Undistributed net investment income	601,573
	Accumulated net realized loss	(4,657,193)
	Net unrealized depreciation on:
	Investments	(3,840,884)
	Foreign currency translations	(33,447)

	Net Assets	60,415,505

See Accompanying Notes to Financial Statements.

11

Statement of Assets and Liabilities (continued) – Columbia World Equity Fund

September 30, 2008 (Unaudited)

Class A	Net assets	$57,597,766
	Shares outstanding	5,358,625
	Net asset value per share	$10.75	(a)(c)
	Maximum sales charge	5.75%
	Maximum offering price per share ($10.75/0.9425)	$11.41	(b)

Class B	Net assets	$2,052,883
	Shares outstanding	200,737
	Net asset value and offering price per share	$10.23	(a)(c)

Class C	Net assets	$764,856
	Shares outstanding	74,862
	Net asset value and offering price per share	$10.22	(a)(c)

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

(c)	Redemption price per share is equal to net asset value less any applicable redemption fees.

See Accompanying Notes to Financial Statements.

12

Statement of Operations – Columbia World Equity Fund

For the Six Months Ended September 30, 2008 (Unaudited)

		($)
Investment Income	Dividends	1,062,747
	Interest	52,350
	Foreign tax withheld	(4,323)

	Total Investment Income	1,110,774

Expenses	Investment advisory fee	151,454
	Administration fee	94,659
	Distribution fee:
	Class B	11,405
	Class C	3,585
	Service fee:
	Class A	89,662
	Class B	3,802
	Class C	1,195
	Transfer agent fee	98,388
	Pricing and bookkeeping fees	32,464
	Trustees’ fees	9,558
	Custody fee	23,065
	Chief compliance officer expenses	287
	Other expenses	81,849

	Total Expenses	601,373

	Fees waived or expenses reimbursed by investment advisor	(447)
	Expense reductions	(9,526)

	Net Expenses	591,400

	Net Investment Income	519,374

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Written Options	Net realized gain (loss) on:
	Unaffiliated investments	(4,351,231)
	Foreign currency transactions	(318,071)
	Written options	30,686

	Net realized (loss)	(4,638,616)

	Net change in unrealized appreciation (depreciation) on:
	Investments	(8,986,565)
	Foreign currency translations	102,393

	Net change in unrealized appreciation (depreciation)	(8,884,172)

	Net Loss	(13,522,788)

	Net Decrease Resulting from Operations	(13,003,414)

See Accompanying Notes to Financial Statements.

13

Statement of Changes in Net Assets – Columbia World Equity Fund

Increase (Decrease) in Net Assets:		(Unaudited) Six Months Ended September 30, 2008 ($)	Year Ended March 31, 2008 ($)
Operations	Net investment income	519,374	820,899
	Net realized gain (loss) on investments, foreign currency transactions and written options	(4,638,616)	5,405,703
	Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(8,884,172)	(10,457,726)

	Net Decrease Resulting from Operations	(13,003,414)	(4,231,124)

Distributions to Shareholders	From net investment income:
	Class A	—	(1,231,695)
	Class B	—	(42,238)
	Class C	—	(8,382)
	From net realized gains:
	Class A	(582,318)	(7,868,035)
	Class B	(25,588)	(620,542)
	Class C	(8,136)	(107,829)

	Total Distributions to Shareholders	(616,042)	(9,878,721)

	Net Decrease from Share Transactions	(4,712,725)	(2,970,315)
	Redemption fees	419	1,039

	Total Decrease in Net Assets	(18,331,762)	(17,079,121)

Net Assets	Beginning of period	78,747,267	95,826,388
	End of period	60,415,505	78,747,267
	Undistributed net investment income at end of period	601,573	82,199

See Accompanying Notes to Financial Statements.

14

Statement of Changes in Net Assets (continued) – Columbia World Equity Fund

	(Unaudited) Six Months Ended September 30, 2008		Year Ended March 31, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	122,191	1,580,472	296,743	4,467,572
Distributions reinvested	40,238	549,246	562,830	8,522,253
Redemptions	(434,696)	(5,675,364)	(800,619)	(11,967,581)

Net increase (decrease)	(272,267)	(3,545,646)	58,954	1,022,244

Class B
Subscriptions	3,495	43,346	13,140	194,792
Distributions reinvested	1,850	24,091	41,442	605,328
Redemptions	(95,102)	(1,186,766)	(332,258)	(4,810,118)

Net decrease	(89,757)	(1,119,329)	(277,676)	(4,009,998)

Class C
Subscriptions	6,134	74,445	16,659	238,491
Distributions reinvested	544	7,069	6,974	101,362
Redemptions	(10,442)	(129,264)	(22,086)	(322,414)

Net increase (decrease)	(3,764)	(47,750)	1,547	17,439

See Accompanying Notes to Financial Statements.

15

Financial Highlights – Columbia World Equity Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended September 30, 2008		Year Ended March 31,								Period Ended March 31, 2004 (a)		Year Ended October 31, 2003
Class A Shares			2008		2007		2006		2005
Net Asset Value, Beginning of Period	$13.16		$15.48		$14.14		$11.92		$11.09		$10.19		$8.12

Income from Investment Operations:
Net investment income (loss) (b)	0.09		0.14		0.12		0.10		0.07	(c)	(0.02)		0.01
Net realized and unrealized gain (loss) on investments, foreign currency, written options and foreign capital gains tax	(2.39)		(0.81)		1.97		2.18		0.81		0.92		2.06

Total from Investment Operations	(2.30)		(0.67)		2.09		2.28		0.88		0.90		2.07

Less Distributions to Shareholders:
From net investment income	—		(0.22)		(0.18)		(0.06)		(0.05)		—		—
From net realized gains	(0.11)		(1.43)		(0.57)		—		—		—		—

Total Distributions to Shareholders	(0.11)		(1.65)		(0.75)		(0.06)		(0.05)		—		—

Redemption Fees
Redemption fees added to paid-in capital	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—		—

Net Asset Value, End of Period	$10.75		$13.16		$15.48		$14.14		$11.92		$11.09		$10.19
Total return (e)	(17.68	)%(f)(g)	(5.47	)%(h)	15.11%		19.15	%(g)	7.99%		8.83	%(f)	25.49	%(g)

Ratios to Average Net Assets/Supplemental Data:
Net expenses	1.52	%(j)(k)	1.40	%(i)	1.47	%(i)	1.51	%(i)	1.56	%(i)	1.64	%(i)(j)	1.66	%(i)
Waiver/Reimbursement	—	%(j)(l)	—		—		0.03%		—		—		0.03%
Net investment income (loss)	1.41	%(j)(k)	0.94	%(i)	0.80	%(i)	0.76	%(i)	0.59	%(i)	(0.34	)%(i)(j)	0.13	%(i)
Portfolio turnover rate	100	%(f)	69%		85%		62%		68%		57	%(f)	95%
Net assets, end of period (000’s)	$57,598		$74,106		$86,237		$81,746		$78,479		$84,393		$82,366

(a)	The Fund changed its fiscal year end from October 31 to March 31.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Net investment income per share reflects a special dividend which amounted to $0.03 per share.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)	Not annualized.

(g)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

(j)	Annualized.

(k)	The benefits derived from expense reductions had an impact of 0.03%.

(l)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

16

Financial Highlights – Columbia World Equity Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended September 30, 2008		Year Ended March 31,								Period Ended March 31, 2004 (a)		Year Ended October 31, 2003
Class B Shares			2008		2007		2006		2005
Net Asset Value, Beginning of Period	$12.58		$14.86		$13.58		$11.48		$10.71		$9.87		$7.93

Income from Investment Operations:
Net investment income (loss) (b)	0.04		0.03		0.02		—	(c)	(0.02	)(d)	(0.05)		(0.05)
Net realized and unrealized gain (loss) on investments, foreign currency, written options and foreign capital gains tax	(2.28)		(0.77)		1.87		2.10		0.79		0.89		1.99

Total from Investment Operations	(2.24)		(0.74)		1.89		2.10		0.77		0.84		1.94

Less Distributions to Shareholders:
From net investment income	—		(0.11)		(0.04)		—		—		—		—
From net realized gains	(0.11)		(1.43)		(0.57)		—		—		—		—

Total Distributions to Shareholders	(0.11)		(1.54)		(0.61)		—		—		—		—

Redemption Fees
Redemption fees added to paid-in capital	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—		—

Net Asset Value, End of Period	$10.23		$12.58		$14.86		$13.58		$11.48		$10.71		$9.87
Total return (e)	(18.02	)%(f)(g)	(6.12	)%(h)	14.17%		18.29	%(g)	7.19%		8.51	%(f)	24.46	%(g)

Ratios to Average Net Assets/Supplemental Data:
Net expenses	2.27	%(j)(k)	2.15	%(i)	2.22	%(i)	2.26	%(i)	2.31	%(i)	2.39	%(i)(j)	2.41	%(i)
Waiver/Reimbursement	—	%(j)(l)	—		—		0.03%		—		—		0.03%
Net investment income (loss)	0.72	%(j)(k)	0.23	%(i)	0.11	%(i)	0.01	%(i)	(0.16	)%(i)	(1.09	)%(i)(j)	(0.62	)%(i)
Portfolio turnover rate	100	%(f)	69%		85%		62%		68%		57	%(f)	95%
Net assets, end of period (000’s)	$2,053		$3,654		$8,445		$13,513		$16,129		$19,896		$20,086

(a)	The Fund changed its fiscal year end from October 31 to March 31.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Net investment loss per share reflects a special dividend which amounted to $0.03 per share.

(e)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)	Not annualized.

(g)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

(j)	Annualized

(k)	The benefits derived from expense reductions had an impact of 0.03%.

(l)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia World Equity Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended September 30, 2008		Year Ended March 31,								Period Ended March 31, 2004 (a)		Year Ended October 31, 2003
Class C Shares			2008		2007		2006		2005
Net Asset Value, Beginning of Period	$12.56		$14.84		$13.56		$11.47		$10.70		$9.86		$7.93

Income from Investment Operations:
Net investment income (loss) (b)	0.04		0.03		—	(c)	—	(c)	(0.02	)(d)	(0.05)		(0.05)
Net realized and unrealized gain (loss) on investments, foreign currency, written options and foreign capital gains tax	(2.27)		(0.77)		1.89		2.09		0.79		0.89		1.98

Total from Investment Operations	(2.23)		(0.74)		1.89		2.09		0.77		0.84		1.93

Less Distributions to Shareholders:
From net investment income	—		(0.11)		(0.04)		—		—		—		—
From net realized gains	(0.11)		(1.43)		(0.57)		—		—		—		—

Total Distributions to Shareholders	(0.11)		(1.54)		(0.61)		—		—		—		—

Redemption Fees
Redemption fees added to paid-in capital	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—		—

Net Asset Value, End of Period	$10.22		$12.56		$14.84		$13.56		$11.47		$10.70		$9.86
Total return (e)	(17.96	)%(f)(g)	(6.12	)%(h)	14.19%		18.22	%(g)	7.20%		8.52	%(f)	24.34	%(g)

Ratios to Average Net Assets/Supplemental Data:
Net expenses	2.27	%(j)(k)	2.15	%(i)	2.22	%(i)	2.26	%(i)	2.31	%(i)	2.39	%(i)(j)	2.41	%(i)
Waiver/Reimbursement	—	%(j)(l)	—		—		0.03%		—		—		0.03%
Net investment income (loss)	0.67	%(j)(k)	0.21	%(i)	0.02	%(i)	—	%(i)(l)	(0.16	)%(i)	(1.09	)%(i)(j)	(0.62	)%(i)
Portfolio turnover rate	100	%(f)	69%		85%		62%		68%		57	%(f)	95%
Net assets, end of period (000’s)	$765		$987		$1,144		$1,287		$1,076		$1,129		$1,017

(a)	The Fund changed its fiscal year end from October 31 to March 31.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Net investment loss per share reflects a special dividend which amounted to $0.03 per share.

(e)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)	Not annualized.

(g)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

(j)	Annualized.

(k)	The benefits derived from expense reductions had an impact of 0.03%.

(l)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

18

Notes to Financial Statements – Columbia World Equity Fund

September 30, 2008 (Unaudited)

Note 1. Organization

Columbia World Equity Fund (the “Fund”), a series of Columbia Funds Series Trust I (the “Trust”), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Investment Objective

The Fund seeks long-term capital appreciation.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers three classes of shares: Class A, Class B and Class C. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities and securities of certain investment companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Options are valued at the last reported sale price, or in the absence of a sale, at the last quoted bid price.

Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund’s net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments for which market quotations are not readily available, or that have quotations which management

19

Columbia World Equity Fund

September 30, 2008 (Unaudited)

believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

On April 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). Under SFAS 157, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

■	Level 1 — quoted prices in active markets for identical securities

■	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

■	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used, as of September 30, 2008, in valuing the Fund’s assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$39,116,346	$—
Level 2 — Other Significant Observable Inputs	21,367,016	(36,604)
Level 3 — Significant Unobservable Inputs	—	—
Total	$60,483,362	$(36,604)

*	Other financial instruments consist of forward foreign currency exchange contracts, which are not included in the investment portfolio.

Security Transactions

Security transactions are accounted for on the trade date.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133 (“SFAS 161”), was issued. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity’s derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their hedged positions. Management is evaluating the impact the application of SFAS 161 will have on the Fund’s financial statement disclosures.

Options

The Fund may write call and put options on securities it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security transaction to determine the realized gain or loss. The Fund, as a writer of an option, has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund’s custodian will set aside cash or liquid portfolio securities equal to the amount of the written options contract commitment in a segregated account.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund may pay a premium, which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of

20

Columbia World Equity Fund

September 30, 2008 (Unaudited)

the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the amounts paid (call) or offset against the proceeds (put) on the underlying security transaction to determine the realized gain or loss. If a Fund enters into a closing transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing transaction are greater or less than the cost of the option.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contract. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Fund may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are generally used to hedge the Fund’s investments against currency fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC (“Columbia”), the Fund’s investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Transactions

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings.

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

21

Columbia World Equity Fund

September 30, 2008 (Unaudited)

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and distributed annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The tax character of distributions paid during the year ended March 31, 2008 was as follows:

Distributions paid from:
Ordinary Income*	$2,750,752
Long-Term Capital Gains	7,127,969

*	For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at September 30, 2008, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$4,526,053
Unrealized depreciation	8,366,937
Net unrealized depreciation	$3,840,884

Under Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109 (“FIN 48”) management determines whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Fund’s financial statements. However, management’s conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

22

Columbia World Equity Fund

September 30, 2008 (Unaudited)

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”), provides investment advisory services to the Fund. In rendering investment advisory services to the Fund, Columbia may use the portfolio management and research resources of Columbia Management Pte., Ltd., an affiliate of Columbia. Columbia receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.40%
Over $1 billion	0.35%

For the six month period ended September 30, 2008, the Fund’s effective annualized investment advisory fee rate was 0.40% of the Fund’s average daily net assets.

Administration Fee

Columbia provides administrative and other services to the Fund for a monthly administration fee at the annual rate of 0.25% of the Fund’s average daily net assets.

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the “Financial Reporting Services Agreement”) with State Street Bank & Trust Company (“State Street”) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

Transfer Agent Fee

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account (“IRA”) trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of up to $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the six month period ended September 30, 2008, these minimum account balance fees reduced total expenses by $9,526.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and an indirect, wholly owned

23

Columbia World Equity Fund

September 30, 2008 (Unaudited)

subsidiary of BOA, is the principal underwriter of the Fund’s shares. For the six month period ended September 30, 2008, the Distributor has retained net underwriting discounts of $1,208 on sales of the Fund’s Class A shares and net CDSC fees of $91, $1,833 and $2 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted distribution and shareholder servicing plans (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act, which require the payment of distribution and service fees. The fees are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors. The Plans require the payment of a monthly service fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Fee Waivers

Columbia has voluntarily agreed to waive advisory and administration fees on the portion of the Fund’s assets invested in Columbia Greater China Fund. Columbia, at its discretion, may revise or discontinue this arrangement at any time.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Portfolio Information

For the six month period ended September 30, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $74,111,761 and $78,848,256, respectively.

Note 7. Redemption Fees

The Fund may impose a 2.00% redemption fee on the proceeds of fund shares that are redeemed within 60 days of purchase. The redemption fee is designed to offset brokerage commissions and other costs associated with short term trading of the portfolio. The redemption fees, which are retained by the Fund, are accounted for as an addition to paid-in capital and are allocated to each class based on the relative net assets at the time of the redemption. For the six month period ended September 30, 2008, the Fund assessed redemption fees of $397, $17 and $5 for Class A, Class B and Class C shares, respectively, of the Fund.

Note 8. Line of Credit

The Fund and other affiliated funds participated in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds. Interest on the uncommitted line of credit is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charges an annual operations agency fee of $40,000 for the committed line of credit and may charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets.

24

Columbia World Equity Fund

September 30, 2008 (Unaudited)

For the six month period ended September 30, 2008, the Fund did not borrow under these arrangements.

Note 9. Significant Risks and Contingencies

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Foreign Securities Risk

There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”) and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the “Distributor”) (collectively, the “Columbia Group”) entered into an Assurance of Discontinuance with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission (“SEC”) (the “SEC Order”) on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On

25

Columbia World Equity Fund

September 30, 2008 (Unaudited)

March 1, 2006, for reasons stated in the court’s memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants’ motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (“ICA”) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (“the CDSC Lawsuit”). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds’ adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds’ adviser and/or its affiliates made certain payments, including plaintiffs’ attorneys’ fees and costs of notice to class members.

Note 10. Subsequent Event

On October 16, 2008 the uncommitted and committed lines of credit discussed in Note 8 were terminated and amended, respectively. The Fund and other affiliated funds now participate in a $280,000,000 committed, unsecured revolving line of credit. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement. Interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% and the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum are accrued and apportioned among the participating funds pro rata based on their relative net assets.

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Important Information About This Report – Columbia World Equity Fund

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia World Equity Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission’s website at www.sec.gov; and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, contact your Columbia Management representative or financial advisor or go to www.columbiafunds.com.

Columbia Management Group, LLC (“Columbia Management”) is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Transfer Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC

100 Federal Street

Boston, MA 02110

29

Columbia World Equity Fund

Semiannual Report, September 30, 2008

©2008 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

SHC-44/156180-0908 (11/08) 08/62595

Semiannual Report

September 30, 2008

Columbia U.S. Treasury Index Fund

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

We are pleased to provide this shareholder report for your Columbia Fund and hope you will find the portfolio management details, discussions and performance information helpful in monitoring your investments. As we’ve seen this past year, the financial markets can be quite volatile, with significant short-term price fluctuations. It’s important to keep these ups and downs in perspective, particularly in light of your long-term investment strategy.

Staying the course with your long-term strategy typically involves riding out short-term price fluctuations, though we recognize that at times this can be tough. To support your efforts and give you the information you need to make prudent decisions, Columbia Management offers several valuable online resources. We encourage you to visit www.columbiamanagement.com/investor, where you can receive the most up-to-date information, including:

■

Daily pricing and performance. View pricing and performance from a link in Fund Tracker on the homepage. This listing of funds is updated nightly with the current net asset value and the amount and percentage change from the prior day.

■	News & Commentary. This tab provides links to quarterly fund commentaries and information from our investment strategies group, including trends in the economy and market impact.

If you would like more details on individual funds, select a fund from the dropdown menu on the top right side of the homepage for access to:

■	Monthly and quarterly performance information.
■

Portfolio holdings. Full holdings are updated monthly for money market funds except for Columbia Cash Reserves and Columbia Money Market Reserves which are updated weekly, monthly for equity funds and quarterly for most other funds.

■	Quarterly fact sheets. Accessible from the Literature tab in each fund page.

By registering on the site, you’ll receive secured, 24-hour access to*:

■	Mutual fund account details with balances, dividend and transaction information
■	Fund Tracker to customize your homepage with current net asset values for the funds that interest you
■	On-line transactions including purchases, exchanges and redemptions
■	Account maintenance for updating your address and dividend payment options
■	Electronic delivery of prospectuses and shareholder reports

I encourage you to visit our website for access to the product information and tools described above. These valuable online resources can help you monitor your investments and provide direct access to your account. All of these tools, and more, can be found on www.columbiamanagement.com.

While your financial advisor is a great resource for investment guidance, you can also access our website or call our service representatives at 800.345.6611 for additional assistance. We thank you for investing with Columbia Management and look forward to helping with your ongoing investment needs.

Sincerely,

Christopher L. Wilson

President, Columbia Funds

*	Some restrictions apply. Shareholders who purchase shares through certain third-party organizations may not have the ability to register for online access.

Fund Profile – Columbia U.S. Treasury Index Fund

Summary

■

For the six-month period that ended September 30, 2008, the fund’s Class A shares returned 0.05% without sales charge. The fund’s Class Z shares returned 0.19%. The Citigroup Bond U.S. Treasury Index[1] also posted a total return of 0.19% over the same period. The fund’s return was higher than the negative 0.82% average return for its peer group, the Lipper General U.S. Treasury Funds Classification.[2] In general, funds with the freedom to augment their yields through off-Treasury trades or derivative transactions, which this fund does not employ, were unsuccessful in this difficult environment.

■

Because the past six months were characterized by fears about credit and liquidity, it is not surprising that investors opted for the relative safety of Treasury securities, which outperformed all other asset classes within the fixed-income market. However, Treasury yields rose slightly for the six months as a whole, an indication that the flight-to-quality was already in evidence as the period began: The two-year Treasury yield rose from 1.63% to 1.99%, while 10-year yields rose from 3.43% to 3.83%. Concerns about inflation, which cropped up as oil prices spiked to record highs during the middle of the period, also created a slight upward pressure on rates. In any event, the slight increase in rates had the effect of neutralizing coupon income and producing flat returns for the period because rates and bond prices typically move in opposite directions.

■

By the end of the period, inflation fears had subsided and were replaced by concerns about the health of the nation’s financial institutions. We believe that the impending rescue of these institutions makes it less likely that the Federal Reserve will raise interest rates. But with rates already low, future short-term rate cuts may be limited in their effectiveness. The anticipated heavy issuance of Treasury securities to fund the rescue program provides another reason why yields may not move very much lower in the near term.

Portfolio Management

Jonathan P. Carlson has managed the fund since March 2008 and has been with the advisor or its predecessors since 2007.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

The value of the fund may be affected by interest rate changes and the creditworthiness of issuers held in the fund. When interest rates go up, bond prices typically drop, and vice versa.

[1]

The Citigroup Bond U.S. Treasury Index is composed of all US Treasury notes and bonds with remaining maturities of at least one year and outstanding principal of at least $25 million that are included in the Citigroup Broad Investment-Grade Bond Index. Securities in the Citigroup Bond U.S. Treasury Index are weighted by market value, that is, the price per bond or note multiplied by the number of bonds or notes outstanding. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 09/30/08

+0.05% Class A shares (without sales charge)

+0.19% Citigroup Bond U.S. Treasury Index

Morningstar Style Box

Fixed Income Maturity

The Morningstar Style Box reveals a fund’s investment strategy. For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar’s database as of quarter end. Although the data is gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. Information shown is as of 06/30/08.

1

Fund Profile – Columbia U.S. Treasury Index Fund

The fund is subject to indexing risk. Your investment in the fund will typically decline in value when its index declines. Since the fund is designed to track its index before fees and expenses, the fund cannot purchase other securities that may help offset declines in its index. In addition, because the fund may not hold all issues included in its index, may not always be fully invested, and bears advisory, administrative and other expenses and transaction costs in trading securities, the fund’s performance may fail to match the performance of its index, after taking expenses into account. Security prices in a market, sector or industry may fall, reducing the value of your investment. Fund shares are not guaranteed or backed by the U.S. government or any agency.

2

Performance Information – Columbia U.S. Treasury Index Fund

Annual operating expense ratio (%)*

Class A	0.66
Class B	1.41
Class C	1.41
Class Z	0.41

Annual operating expense ratio after contractual waivers (%)*

Class A	0.55
Class B	1.30
Class C	1.30
Class Z	0.30

*	The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund’s prospectus that is current as of the date of this report. The contractual waiver expires 07/31/09. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Net asset value per share
as of 09/30/08 ($)

Class A	11.06
Class B	11.06
Class C	11.06
Class Z	11.06

Distributions declared per share 04/01/08 – 09/30/08 ($)

Class A	0.21
Class B	0.17
Class C	0.18
Class Z	0.23

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 10/01/98 – 09/30/08 ($)

Sales charge	without	with
Class A	16,111	15,346
Class B	15,425	15,425
Class C	15,557	15,557
Class Z	16,340	n/a

The table above shows the growth in value of a hypothetical $10,000 investment in each share class of Columbia U.S. Treasury Index Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Average annual total return as of 09/30/08 (%)

Share class	A		B		C		Z
Inception	11/25/02		11/25/02		11/25/02		06/04/91
Sales charge	without	with	without	with	without	with	without
6-month (cumulative)	0.05	–4.68	–0.32	–5.23	–0.25	–1.23	0.19
1-year	8.47	3.32	7.67	2.67	7.82	6.82	8.77
5-year	3.96	2.94	3.18	2.83	3.33	3.33	4.21
10-year	4.88	4.38	4.43	4.43	4.52	4.52	5.03

The “with sales charge” returns include the maximum initial sales charge of 4.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B and Class C are newer classes of shares. Their performance information includes returns of the Trust shares of the Galaxy II U.S. Treasury Index Fund (the “Galaxy Fund”) for periods prior to November 25, 2002, the date on which Class A, Class B and Class C shares were initially offered by the Fund. The returns for Class Z shares include returns of Trust shares of the Galaxy Fund for periods prior to November 25, 2002, the date on which Class Z shares were initially offered by the Fund. The returns have not been restated to reflect any differences in expenses between the predecessor shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower. Trust shares of the Galaxy Fund were initially offered on June 4, 1991.

3

Understanding Your Expenses – Columbia U.S. Treasury Index Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee.

This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

04/01/08 – 09/30/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,000.50	1,022.31	2.76	2.79	0.55
Class B	1,000.00	1,000.00	996.79	1,018.55	6.51	6.58	1.30
Class C	1,000.00	1,000.00	997.49	1,019.30	5.76	5.82	1.15
Class Z	1,000.00	1,000.00	1,001.91	1,023.61	1.46	1.47	0.29

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

4

Investment Portfolio – Columbia U.S. Treasury Index Fund

September 30, 2008 (Unaudited)

Government & Agency Obligations – 96.7%

	Par ($)	Value ($)
U.S. Treasury Bonds – 20.0%
4.375% 02/15/38 (a)	3,185,000	3,225,558
4.500% 02/15/36 (a)	4,710,000	4,834,372
5.000% 05/15/37 (a)	1,870,000	2,080,229
5.250% 02/15/29 (a)	2,730,000	3,027,100
5.375% 02/15/31 (a)	2,795,000	3,176,037
5.500% 08/15/28 (a)	5,390,000	6,139,124
6.000% 02/15/26 (a)	535,000	634,811
6.125% 11/15/27 (a)	5,410,000	6,585,831
6.875% 08/15/25 (a)	2,005,000	2,587,234
7.250% 08/15/22 (a)	3,210,000	4,171,998
7.500% 11/15/16 (a)	7,115,000	8,941,556
7.875% 02/15/21 (a)	7,915,000	10,640,111
8.125% 08/15/21 (a)	735,000	1,011,199
8.750% 05/15/17 (a)	1,020,000	1,383,375

U.S. Treasury Bonds Total		58,438,535

U.S. Treasury Notes – 76.7%
2.000% 02/28/10 (a)	2,470,000	2,471,929
2.125% 01/31/10	9,175,000	9,200,084
2.125% 04/30/10 (a)	4,240,000	4,260,208
2.375% 08/31/10 (a)	5,520,000	5,562,261
2.500% 03/31/13 (a)	6,390,000	6,287,658
2.750% 07/31/10 (a)	2,315,000	2,350,991
2.875% 06/30/10 (a)	3,085,000	3,135,853
2.875% 01/31/13 (a)	7,100,000	7,118,304
3.125% 04/30/13 (a)	960,000	968,250
3.250% 12/31/09 (a)	9,680,000	9,840,320
3.375% 11/30/12 (a)	3,735,000	3,824,872
3.375% 06/30/13 (a)	12,555,000	12,807,079
3.500% 02/15/18 (a)	5,670,000	5,560,144
3.625% 01/15/10 (a)	18,500,000	18,922,022
3.625% 12/31/12 (a)	6,590,000	6,818,594
3.875% 02/15/13 (a)	8,990,000	9,354,518
3.875% 05/15/18 (a)	8,480,000	8,535,646
4.000% 04/15/10 (a)	5,430,000	5,607,322
4.000% 02/15/15 (a)	5,520,000	5,796,861
4.125% 05/15/15 (a)	2,230,000	2,352,998
4.250% 09/30/12 (a)	1,115,000	1,181,203
4.250% 08/15/14 (a)	5,855,000	6,234,205
4.250% 11/15/17 (a)	8,150,000	8,446,709
4.375% 12/15/10 (a)	2,810,000	2,953,355
4.500% 05/15/10 (a)	1,840,000	1,916,331
4.500% 09/30/11	4,040,000	4,295,340
4.500% 04/30/12 (a)	8,285,000	8,831,296
4.500% 02/15/16 (a)	8,890,000	9,476,189
4.500% 05/15/17 (a)	4,900,000	5,163,757
4.750% 05/15/14 (a)	2,775,000	3,030,822
4.750% 08/15/17 (a)	5,850,000	6,270,925
4.875% 04/30/11 (a)	4,110,000	4,398,341
5.000% 08/15/11 (a)	13,740,000	14,832,756

See Accompanying Notes to Financial Statements.

5

Columbia U.S. Treasury Index Fund

September 30, 2008 (Unaudited)

Government & Agency Obligations (continued)

	Par ($)	Value ($)
U.S. Treasury Notes (continued)
5.125% 06/30/11 (a)	3,850,000	4,154,088
5.750% 08/15/10	11,915,000	12,760,226

U.S. Treasury Notes Total		224,721,457

Total Government & Agency Obligations (cost of $273,381,714)		283,159,992

	Shares
Securities Lending Collateral – 28.4%
State Street Navigator Securities Lending Prime Portfolio (b) (7 day yield of 2.719%)	83,333,453	83,333,453

Total Securities Lending Collateral (cost of $83,333,453)		83,333,453

	Par ($)
Short-Term Obligation – 2.0%
Repurchase agreement with Fixed Income Clearing Corp., dated 09/30/08 due 10/01/08, at 0.200%, collateralized by a U.S. Treasury Obligation maturing 03/31/09, market value of $6,026,363 (repurchase proceeds $5,907,033)	5,907,000	5,907,000

Total Short-Term Obligation (cost of $5,907,000)		5,907,000

	Total Investments – 127.1% (cost of $362,622,167) (c)	372,400,445

	Obligation to Return Collateral for Securities Loaned – (28.4)%	(83,333,453)

Other Assets & Liabilities, Net – 1.3%		3,851,369

Net Assets – 100.0%		292,918,361

Notes to Investment Portfolio:

(a)	All or a portion of this security was on loan at September 30, 2008. The total market value of securities on loan at September 30, 2008 is $80,708,314.

(b)	Investment made with cash collateral received from securities lending activity.

(c)	Cost for federal income tax purposes is $364,071,402.

At September 30, 2008, the Fund held investments in the following:

Holdings by Revenue Source	% of Net Assets
U.S Treasury Notes	76.7
U.S. Treasury Bonds	20.0

96.7
Securities Lending Collateral	28.4
Short-Term Obligation	2.0
Obligation to Return Collateral for Securities Loaned	(28.4)
Other Assets & Liabilities, Net	1.3

100.0

See Accompanying Notes to Financial Statements.

6

Statement of Assets and Liabilities – Columbia U.S. Treasury Index Fund

September 30, 2008 (Unaudited)

		($)
Assets	Investments, at cost	362,622,167

	Investments, at value (including securities on loan of $80,708,314)	372,400,445
	Cash	2,300,558
	Receivable for:
	Fund shares sold	5,670,556
	Interest	2,525,282
	Securities lending	71,230
	Expense reimbursement due from investment advisor	25,256
	Trustees’ deferred compensation plan	15,128

	Total Assets	383,008,455

Liabilities	Collateral on securities loaned	83,333,453
	Payable for:
	Investments purchased	2,216,866
	Fund shares repurchased	3,996,849
	Distributions	404,290
	Investment advisory fee	24,506
	Administration fee	73,516
	Trustees’ fees	1,824
	Distribution and service fees	15,132
	Trustees’ deferred compensation plan	15,128
	Other liabilities	8,530

	Total Liabilities	90,090,094

	Net Assets	292,918,361

Net Assets Consist of	Paid-in capital	287,308,828
	Overdistributed net investment income	(2,312,807)
	Accumulated net realized loss	(1,855,938)
	Net unrealized appreciation on investments	9,778,278

	Net Assets	292,918,361

Class A	Net assets	$35,442,589
	Shares outstanding	3,204,936
	Net asset value per share	$11.06	(a)
	Maximum sales charge	4.75%
	Maximum offering price per share ($11.06/0.9525)	$11.61	(b)

Class B
	Net assets	$4,804,731
	Shares outstanding	434,480
	Net asset value and offering price per share	$11.06	(a)

Class C
	Net assets	$13,804,164
	Shares outstanding	1,248,260
	Net asset value and offering price per share	$11.06	(a)

Class Z
	Net assets	$238,866,877
	Shares outstanding	21,599,948
	Net asset value, offering and redemption price per share	$11.06

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

7

Statement of Operations – Columbia U.S. Treasury Index Fund

For the Six Months Ended September 30, 2008 (Unaudited)

		($)
Investment Income	Interest	5,953,868
	Securities lending	341,561

	Total Investment Income	6,295,429

Expenses	Investment advisory fee	162,584
	Administration fee	487,753
	Distribution fee:
	Class B	13,771
	Class C	30,271
	Service fee:
	Class A	23,987
	Class B	4,590
	Class C	10,079
	Sub-account services fee – Class Z	(17,399)
	Trustees’ fees	9,850
	Other expenses	503

	Total Expenses	725,989

	Fees waived or expenses reimbursed by Investment Advisor	(170,297)
	Fees waived by Distributor – Class C	(6,082)
	Expense reductions	(2,640)

	Net Expenses	546,970

	Net Investment Income	5,748,459

Net Realized and Unrealized Gain (Loss) on Investments	Net realized gain on investments	1,584,223
	Net change in unrealized depreciation on investments	(6,313,738)

	Net Loss	(4,729,515)

	Net Increase Resulting from Operations	1,018,944

See Accompanying Notes to Financial Statements.

8

Statement of Changes in Net Assets – Columbia U.S. Treasury Index Fund

Increase (Decrease) in Net Assets		(Unaudited) Six Months Ended September 30, 2008 ($)	Year Ended March 31, 2008 ($)
Operations	Net investment income	5,748,459	7,729,604
	Net realized gain on investments	1,584,223	604,694
	Net change in unrealized appreciation (depreciation) on investments	(6,313,738)	14,980,045

	Net Increase Resulting from Operations	1,018,944	23,314,343

Distributions to Shareholders	From net investment income:
	Class A	(370,621)	(308,037)
	Class B	(57,163)	(77,747)
	Class C	(130,610)	(78,863)
	Class Z	(6,065,553)	(7,912,065)

	Total Distributions to Shareholders	(6,623,947)	(8,376,712)

	Net Increase (Decrease) from Share Transactions	(13,876,541)	151,633,626

	Total Increase (Decrease) in Net Assets	(19,481,544)	166,571,257

Net Assets	Beginning of period	312,399,905	145,828,648
	End of period	292,918,361	312,399,905
	Overdistributed net investment income at end of period	(2,312,807)	(1,437,319)

See Accompanying Notes to Financial Statements.

9

Statement of Changes in Net Assets (continued) – Columbia U.S. Treasury Index Fund

	(Unaudited) Six Months Ended September 30, 2008		Year Ended March 31, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	2,344,618	25,942,449	2,068,103	22,533,567
Distributions reinvested	26,238	287,805	17,864	195,426
Redemptions	(747,185)	(8,173,513)	(1,001,977)	(10,677,347)

Net Increase	1,623,671	18,056,741	1,083,990	12,051,646

Class B
Subscriptions	191,505	2,122,299	273,790	2,978,155
Distributions reinvested	4,601	50,471	6,008	65,149
Redemptions	(82,047)	(903,771)	(100,731)	(1,088,695)

Net Increase	114,059	1,268,999	179,067	1,954,609

Class C
Subscriptions	807,232	8,949,169	600,119	6,606,640
Distributions reinvested	10,306	113,037	6,275	68,744
Redemptions	(164,066)	(1,803,933)	(104,011)	(1,122,634)

Net Increase	653,472	7,258,273	502,383	5,552,750

Class Z
Subscriptions	6,438,109	70,924,393	17,230,256	187,705,635
Distributions reinvested	357,294	3,915,754	452,207	4,907,934
Redemptions	(10,425,659)	(115,300,701)	(5,571,947)	(60,538,948)

Net Increase (Decrease)	(3,630,256)	(40,460,554)	12,110,516	132,074,621

See Accompanying Notes to Financial Statements.

10

Financial Highlights – Columbia U.S. Treasury Index Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended September 30, 2008		Year Ended March 31,
Class A Shares			2008		2007		2006		2005	2004 (a)
Net Asset Value, Beginning of Period	$11.27		$10.53		$10.45		$10.72		$11.18	$11.25

Income from Investment Operations:
Net investment income (b)	0.18		0.43		0.42		0.39		0.35	0.35
Net realized and unrealized gain (loss) on investments	(0.18)		0.78		0.12		(0.24)		(0.41)	0.05

Total from Investment Operations	—		1.21		0.54		0.15		(0.06)	0.40

Less Distributions to Shareholders:
From net investment income	(0.21)		(0.47)		(0.46)		(0.42)		(0.40)	(0.47)

Net Asset Value, End of Period	$11.06		$11.27		$10.53		$10.45		$10.72	$11.18
Total Return (c)	0.05	%(d)(e)	11.77	%(d)(f)	5.30	%(d)	1.38	%(d)	(0.48)%	3.70%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	0.55	%(g)(h)	0.57	%(g)	0.60%		0.63%		0.66%	0.66%
Interest expense	—		—	%(i)	—	%(i)	—	%(i)	—	—
Net expenses	0.55	%(g)(h)	0.57	%(g)	0.60%		0.63%		0.66%	0.66%
Waiver/Reimbursement	0.10	%(h)	0.09%		0.06%		0.03%		—	—
Net investment income	3.30	%(g)(h)	3.94	%(g)	4.05%		3.60%		3.22%	3.14%
Portfolio turnover rate	43	%(e)	47%		39%		36%		44%	42%
Net assets, end of period (000’s)	$35,443		$17,817		$5,235		$3,208		$3,314	$2,625

(a)	Effective October 13, 2003, the Liberty U.S. Treasury Index Fund was renamed Columbia U.S. Treasury Index Fund.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Not annualized.

(f)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

11

Financial Highlights – Columbia U.S. Treasury Index Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended September 30, 2008		Year Ended March 31,
Class B Shares			2008		2007		2006		2005	2004 (a)
Net Asset Value, Beginning of Period	$11.27		$10.53		$10.45		$10.72		$11.18	$11.25

Income from Investment Operations:
Net investment income (b)	0.14		0.35		0.35		0.31		0.27	0.27
Net realized and unrealized gain (loss) on investments	(0.18)		0.78		0.11		(0.24)		(0.41)	0.05

Total from Investment Operations	(0.04)		1.13		0.46		0.07		(0.14)	0.32

Less Distributions to Shareholders:
From net investment income	(0.17)		(0.39)		(0.38)		(0.34)		(0.32)	(0.39)

Net Asset Value, End of Period	$11.06		$11.27		$10.53		$10.45		$10.72	$11.18
Total Return (c)	(0.32	)%(d)(e)	10.95	%(d)(f)	4.52	%(d)	0.62	%(d)	(1.23)%	2.91%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.30	%(g)(h)	1.32	%(g)	1.35%		1.38%		1.41%	1.41%
Interest expense	—		—	%(i)	—	%(i)	—	%(i)	—	—
Net expenses	1.30	%(g)(h)	1.32	%(g)	1.35%		1.38%		1.41%	1.41%
Waiver/Reimbursement	0.10	%(h)	0.09%		0.06%		0.03%		—	—
Net investment income	2.57	%(g)(h)	3.25	%(g)	3.31%		2.85%		2.48%	2.44%
Portfolio turnover rate	43	%(e)	47%		39%		36%		44%	42%
Net assets, end of period (000’s)	$4,805		$3,610		$1,488		$1,615		$1,451	$1,574

(a)	Effective October 13, 2003, the Liberty U.S. Treasury Index Fund was renamed Columbia U.S. Treasury Index Fund.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Not annualized.

(f)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

12

Financial Highlights – Columbia U.S. Treasury Index Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended September 30, 2008		Year Ended March 31,
Class C Shares			2008		2007		2006		2005	2004 (a)
Net Asset Value, Beginning of Period	$11.27		$10.53		$10.45		$10.72		$11.18	$11.25

Income from Investment Operations:
Net investment income (b)	0.15		0.36		0.36		0.32		0.29	0.28
Net realized and unrealized gain (loss) on investments	(0.18)		0.78		0.12		(0.23)		(0.41)	0.06

Total from Investment Operations	(0.03)		1.14		0.48		0.09		(0.12)	0.34

Less Distributions to Shareholders:
From net investment income	(0.18)		(0.40)		(0.40)		(0.36)		(0.34)	(0.41)

Net Asset Value, End of Period	$11.06		$11.27		$10.53		$10.45		$10.72	$11.18
Total Return (c)(d)	(0.25	)%(e)	11.09	%(f)	4.67%		0.77%		(1.07)%	3.07%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.15	%(g)(h)	1.17	%(g)	1.20%		1.23%		1.26%	1.26%
Interest expense	—		—	%(i)	—	%(i)	—	%(i)	—	—
Net expenses	1.15	%(g)(h)	1.17	%(g)	1.20%		1.23%		1.26%	1.26%
Waiver/Reimbursement	0.25	%(h)	0.24%		0.21%		0.18%		0.15%	0.15%
Net investment income	2.68	%(g)(h)	3.30	%(g)	3.44%		3.01%		2.67%	2.56%
Portfolio turnover rate	43	%(e)	47%		39%		36%		44%	42%
Net assets, end of period (000’s)	$13,804		$6,702		$973		$1,060		$869	$1,843

(a)	Effective October 13, 2003, the Liberty U.S. Treasury Index Fund was renamed Columbia U.S. Treasury Index Fund.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Not annualized.

(f)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

13

Financial Highlights – Columbia U.S. Treasury Index Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended September 30, 2008		Year Ended March 31,
Class Z Shares			2008		2007		2006		2005	2004 (a)
Net Asset Value, Beginning of Period	$11.27		$10.53		$10.45		$10.72		$11.18	$11.26

Income from Investment Operations:
Net investment income (b)	0.20		0.46		0.45		0.41		0.38	0.39
Net realized and unrealized gain (loss) on investments	(0.18)		0.77		0.12		(0.23)		(0.41)	0.03

Total from Investment Operations	0.02		1.23		0.57		0.18		(0.03)	0.42

Less Distributions to Shareholders:
From net investment income	(0.23)		(0.49)		(0.49)		(0.45)		(0.43)	(0.50)

Net Asset Value, End of Period	$11.06		$11.27		$10.53		$10.45		$10.72	$11.18
Total Return (c)(d)	0.19	%(e)	12.04	%(f)	5.53%		1.62%		(0.25)%	3.85%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	0.30	%(g)(h)(i)	0.33	%(g)	0.38%		0.39%		0.42%	0.42%
Interest expense	—		—	%(j)	—	%(j)	—	%(j)	—	—
Net expenses	0.30	%(g)(h)(i)	0.33	%(g)	0.38%		0.39%		0.42%	0.42%
Waiver/Reimbursement	0.10	%(h)	0.09%		0.07%		0.04%		0.01%	0.01%
Net investment income	3.58	%(g)(h)	4.24	%(g)	4.28%		3.83%		3.47%	3.49%
Portfolio turnover rate	43	%(e)	47%		39%		36%		44%	42%
Net assets, end of period (000’s)	$238,867		$284,271		$138,132		$136,609		$151,969	$177,714

(a)	Effective October 13, 2003, the Liberty U.S. Treasury Index Fund was renamed Columbia U.S. Treasury Index Fund.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value assuming all distributions reinvested.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Not annualized.

(f)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

(i)	During the six months ended September 30, 2008, Class Z shares experienced a one-time reduction in its expenses of one basis point as a result of expenses accrued in a prior period. The ratios disclosed above reflect the actual rate at which expenses were incurred throughout the period without the reduction.

(j)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

14

Notes to Financial Statements – Columbia U.S. Treasury Index Fund

September 30, 2008 (Unaudited)

Note 1. Organization

Columbia U.S. Treasury Index Fund (the “Fund”), a series of Columbia Funds Series Trust I (the “Trust”), is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Investment Objective

The Fund seeks total return that corresponds to the total return of the Citigroup Bond U.S. Treasury Index, before fees and expenses.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund’s prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust’s Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

On April 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). Under SFAS 157, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

15

Columbia U.S. Treasury Index Fund

September 30, 2008 (Unaudited)

The following table summarizes the inputs used, as of September 30, 2008, in valuing the Fund’s assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$366,493,445	$—
Level 2 – Other Significant Observable Inputs	5,907,000	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$372,400,445	—

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC (“Columbia”), the Fund’s investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Corporate actions and dividend income are recorded on the ex-date.

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions of net investment income are declared daily and distributed monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

16

Columbia U.S. Treasury Index Fund

September 30, 2008 (Unaudited)

Note 3. Federal Tax Information

The tax character of distributions paid during the year ended March 31, 2008 was as follows:

Distributions paid from:
Ordinary Income*	$8,376,712

*	For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at September 30, 2008, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$8,625,882
Unrealized depreciation	(296,839)
Net unrealized appreciation	$8,329,043

The following capital loss carryforwards, determined as of March 31, 2008, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2009	$ 388,326
2013	151,924
2014	790,826
2015	1,853,769
2016	207,327

Total	$3,392,172

Under Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109 (“FIN 48”) management determines whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Fund’s financial statements. However, management’s conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”), provides investment advisory services to the Fund. In rendering investment advisory service to the Fund, Columbia may use the portfolio management and research resources of Columbia Management Pte., Ltd., an affiliate of Columbia. Columbia receives a monthly investment advisory fee at the annual rate of 0.10% of the Fund’s average daily net assets.

Administration Fee

Columbia provides administrative services to the Fund pursuant to an administrative services agreement. Columbia, from the administration fee it receives from the Fund, pays all expenses of the Fund, except the fees and expenses of the Trustees who are not interested persons, service and distribution fees, brokerage fees and commissions, annual sub-account fees payable with respect to shares of the Fund held by defined contribution plans, interest on borrowings, taxes and such extraordinary, non-recurring expenses as may arise, including litigation. Columbia receives a monthly administration fee for its services as administrator at the annual rate of 0.30% of the average daily net assets of the Fund.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund’s shares. For the six month period ended September 30, 2008, the Distributor has retained net underwriting discounts of

17

Columbia U.S. Treasury Index Fund

September 30, 2008 (Unaudited)

$5,665 on sales of the Fund’s Class A shares and net CDSC fees of $2,774 and $6,090 on Class B and Class C share redemptions, respectively.

The Fund has adopted Rule 12b-1 plans (the “Plans”) which require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only. The distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the combined distribution and service fees do not exceed 0.85% annually of average daily net assets attributable to Class C shares. These arrangements may be modified or terminated by the Distributor at any time.

The CDSC and the distribution fees received from the Plans are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Minimum Account Balance Fee

An annual minimum account balance fee of up to $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the six month period ended September 30, 2008, these minimum account balance fees reduced total expenses by $2,640.

Fee Waivers and Expense Reimbursements

Columbia has contractually agreed to waive fees and/or reimburse the Fund for certain expenses through July 31, 2009, so that total expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, will not exceed 0.30% of the Fund’s average daily net assets. There is no guarantee that this expense limitation will continue after July 31, 2009.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Note 5. Portfolio Information

For the six month period ended September 30, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $135,385,591 and $155,084,283, respectively, all of which were U.S. Government securities.

Note 6. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets. Interest on the uncommitted line of credit is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charges an annual operations agency fee of $40,000 for the committed line of credit and may charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets.

18

Columbia U.S. Treasury Index Fund

September 30, 2008 (Unaudited)

For the six month period ended September 30, 2008, the Fund did not borrow under these arrangements.

Note 7. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 8. Shares of Beneficial Interest

As of September 30, 2008, 35.8% of the Fund’s shares outstanding were beneficially owned by one participant account over which BOA and/or any of its affiliates had either sole or joint investment discretion.

Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 9. Significant Risks and Contingencies

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”) and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the “Distributor”) (collectively, the “Columbia Group”) entered into an Assurance of Discontinuance with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission (“SEC”) (the “SEC Order”) on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and

19

Columbia U.S. Treasury Index Fund

September 30, 2008 (Unaudited)

that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court’s memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants’ motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (“ICA”) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (“the CDSC Lawsuit”). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds’ adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds’ adviser and/or its affiliates made certain payments, including plaintiffs’ attorneys’ fees and costs of notice to class members.

Note 10. Subsequent Event

On October 16, 2008 the uncommitted and committed lines of credit discussed in Note 6 were terminated and amended, respectively. The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement. Interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% and the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum are accrued and apportioned among the participating funds pro rata based on their relative net assets.

20

Important Information About This Report – Columbia U.S. Treasury Index Fund

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia U.S. Treasury Index Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission’s website at www.sec.gov; and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, contact your Columbia Management representative or financial advisor or go to www.columbiafunds.com.

Columbia Management Group, LLC (“Columbia Management”) is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Transfer Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC

100 Federal Street

Boston, MA 02110

21

Columbia U.S. Treasury Index Fund

Semiannual Report, September 30, 2008

©2008 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

SHC-44/156365-0908 (11/08) 08/63254

Semiannual Report

September 30, 2008

Columbia Short-Intermediate Bond Fund

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

We are pleased to provide this shareholder report for your Columbia fund and hope you will find the portfolio management details, discussions and performance information helpful in monitoring your investments. As we’ve seen this past year, the financial markets can be quite volatile, with significant short-term price fluctuations. It’s important to keep these ups and downs in perspective, particularly in light of your long-term investment strategy.

Staying the course with your long-term strategy typically involves riding out short-term price fluctuations, though we recognize that at times this can be tough. To support your efforts and give you the information you need to make prudent decisions, Columbia Management offers several valuable online resources. We encourage you to visit www.columbiamanagement.com/investor, where you can receive the most up-to-date information, including:

■

Daily pricing and performance. View pricing and performance from a link in Fund Tracker on the homepage. This listing of funds is updated nightly with the current net asset value and the amount and percentage change from the prior day.

■	News & Commentary. This tab provides links to quarterly fund commentaries and information from our investment strategies group, including trends in the economy and market impact.

If you would like more details on individual funds, select a fund from the dropdown menu on the top right side of the homepage for access to:

■	Monthly and quarterly performance information.
■

Portfolio holdings. Full holdings are updated monthly for money market funds, except for Columbia Cash Reserves and Columbia Money Market Reserves which are updated weekly, monthly for equity funds and quarterly for most other funds.

■	Quarterly fact sheets. Accessible from the Literature tab in each fund page.

By registering on the site, you’ll receive secured, 24-hour access to*:

■	Mutual fund account details with balances, dividend and transaction information
■	Fund Tracker to customize your homepage with current net asset values for the funds that interest you
■	On-line transactions including purchases, exchanges and redemptions
■	Account maintenance for updating your address and dividend payment options
■	Electronic delivery of prospectuses and shareholder reports

I encourage you to visit our website for access to the product information and tools described above. These valuable online resources can help you monitor your investments and provide direct access to your account. All of these tools, and more, can be found on www.columbiamanagement.com.

While your financial advisor is a great resource for investment guidance, you can also access our website or call our service representatives at 800.345.6611 for additional assistance. We thank you for investing with Columbia Management and look forward to helping with your ongoing investment needs.

Sincerely,

Christopher L. Wilson

President, Columbia Funds

*	Some restrictions apply. Shareholders who purchase shares through certain third-party organizations may not have the ability to register for online access.

Fund Profile – Columbia Short-Intermediate Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 09/30/08

–3.66% Class A shares (without sales charge)

–2.70% Lehman Brothers Intermediate Government/Credit Bond Index

Morningstar Style Box

Fixed Income Maturity

The Morningstar Style Box™ reveals a fund’s investment strategy. For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar’s database as of quarter end. Although the data is gathered from reliable sources, Morningstar cannot guarantee its completeness and accuracy. Information shown is as of 06/30/08.

Summary

■

For the six-month period that ended September 30, 2008, the fund’s Class A shares returned negative 3.66% without sales charge. The fund’s benchmark, the Lehman Brothers Intermediate Government/Credit Bond Index[1], returned negative 2.70% for the period. The average return of the fund’s peer group, the Lipper Short-Intermediate Investment Grade Debt Funds Classification[2], was negative 3.26%. The portfolio lagged its benchmark because it had more exposure to commercial backed mortgage securities (CMBS), a segment that underperformed during the period.

■

The fund was underweight in corporate bonds for most of the period, which aided results, as did an underweight in U.S. agency debt. Although Treasuries were the best performing sector in the market, we reduced the fund’s stake in Treasuries by six percentage points because we believe the federal government will be required to increase the supply of Treasuries substantially to help fund the recent financial rescue plan. An increase in supply carries the potential for underperformance going forward. We added to the fund’s corporate, CMBS and mortgage obligations. Within corporates, we added lower quality issues, primarily BBB-rated bonds within the industrial and utilities sectors. However, the fund remains underweight in corporates relative to its benchmark.

■

Overall, the fund is positioned with a high quality bias in sectors that we believe represent value in today’s market and have the potential to perform well if the economy benefits from recently enacted government programs. The portfolio is overweight in mortgages and CMBS, all AAA obligations. We brought the fund’s corporate holdings to a full market weight. With the difference in yield between Treasuries and other types of bonds at the widest it has been in approximately 50 years, we believe that these sectors of the market offer good value.

Portfolio Management

Alexander D. Powers, managing director of the advisor, has co-managed the fund since its inception and has been associated with the advisor or its predecessors or affiliate organizations since 1996.

Frank Salem, managing director of the advisor, has co-managed the fund since its inception and has been associated with the advisor or its predecessors or affiliate organizations since 1998.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

[1]

The Lehman Brothers Intermediate Government/Credit Bond Index tracks the performance of intermediate-term U.S. government and corporate bonds. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

Performance Information – Columbia Short-Intermediate Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.95
Class C	1.70
Class Z	0.70

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Net asset value per share

as of 09/30/08 ($)
Class A	6.80
Class C	6.80
Class Z	6.80

Distributions declared per share

04/01/08 – 09/30/08 ($)
Class A	0.18
Class C	0.15
Class Z	0.19

Performance of a $10,000 investment 10/01/98 – 09/30/08 ($)

Sales charge	without	with
Class A	15,252	14,761
Class C	15,199	15,199
Class Z	15,274	n/a

The table above shows the growth in value of a hypothetical $10,000 investment in each share class of Columbia Short-Intermediate Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Average annual total return as of 09/30/08 (%)

Share class	A		C		Z
Inception	03/31/08		03/31/08		12/31/92
Sales charge	without	with	without	with	without
6-month (cumulative)	–3.66	–6.75	–3.99	–4.93	–3.52
1-year	0.44	–2.85	0.10	–0.86	0.59
5-year	2.64	1.96	2.56	2.56	2.67
10-year	4.31	3.97	4.28	4.28	4.33

The “with sales charge” returns include the maximum initial sales charge of 3.25% for Class A shares and the applicable contingent deferred sales charge of 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions.

The Fund commenced operations on March 31, 2008. The returns of the Class A and Class C shares shown for periods prior to March 31, 2008 are those of Shares class shares of Intermediate-Term Bond Fund, the predecessor to the Fund and a series of Excelsior Funds, Inc. (the “Predecessor Fund”). The returns of Class A and Class C shares shown have not been adjusted to reflect differences in expenses, such as distribution and service (Rule 12b-1) fees. If differences in expenses had been reflected, the returns shown for periods prior to March 31, 2008 would have been lower, since the newer class of shares is subject to higher distribution and service (Rule 12b-1) fees.

The returns of the Class Z shares shown for periods prior to March 31, 2008 are those of the Shares class shares of the Predecessor Fund. The inception of the Predecessor Fund was December 31, 1992. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

2

Understanding Your Expenses – Columbia Short-Intermediate Bond Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee.

This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

04/01/08 – 09/30/08
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	963.40	1,020.51	4.48	4.61	0.91
Class C	1,000.00	1,000.00	960.09	1,016.75	8.16	8.39	1.66
Class Z	1,000.00	1,000.00	964.80	1,021.76	3.25	3.35	0.66

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

3

Investment Portfolio – Columbia Short-Intermediate Bond Fund

September 30, 2008 (Unaudited)

Corporate Fixed-Income Bonds & Notes – 34.4%

		Par ($)	Value ($)
Basic Materials – 0.7%
Chemicals – 0.4%
EI Du Pont de Nemours & Co.	6.000% 07/15/18	1,460,000	1,425,144

	Chemicals Total		1,425,144

Iron/Steel – 0.3%
Nucor Corp.	5.850% 06/01/18	1,290,000	1,228,629

	Iron/Steel Total		1,228,629

Basic Materials Total			2,653,773

Communications – 4.3%
Media – 1.8%
Comcast Cable Holdings LLC	9.800% 02/01/12	3,595,000	3,930,769

Historic TW, Inc.	9.150% 02/01/23	1,330,000	1,378,416

Time Warner Cable, Inc.	6.200% 07/01/13	1,735,000	1,683,207

	Media Total		6,992,392

Telecommunication Services – 2.5%
America Movil S.A. de C.V.	5.500% 03/01/14	2,150,000	2,016,287

AT&T, Inc.	5.500% 02/01/18	1,750,000	1,558,410

Cincinnati Bell, Inc.	8.375% 01/15/14	500,000	435,000

Cisco Systems, Inc.	5.500% 02/22/16	3,845,000	3,694,749

Sprint Capital Corp.	8.375% 03/15/12	1,530,000	1,377,000

Telefonica Emisiones SAU	6.421% 06/20/16	1,125,000	1,056,274

	Telecommunication Services Total		10,137,720

Communications Total			17,130,112

Consumer Cyclical – 3.1%
Retail – 3.1%
CVS Lease Pass Through Trust	6.125% 08/15/16	3,000,000	2,898,297

McDonald’s Corp.	5.800% 10/15/17	3,105,000	3,087,702

Target Corp.	5.875% 07/15/16	4,290,000	4,218,276

Wal-Mart Stores, Inc.	5.000% 04/05/12	2,000,000	2,047,594

	Retail Total		12,251,869

Consumer Cyclical Total			12,251,869

Consumer Non-Cyclical – 4.0%
Beverages – 1.9%
Bottling Group LLC	5.500% 04/01/16	1,180,000	1,169,238

See Accompanying Notes to Financial Statements.

4

Columbia Short-Intermediate Bond Fund

September 30, 2008 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($)	Value ($)
Consumer Non-Cyclical (continued)
Beverages (continued)
Diageo Capital PLC	4.375% 05/03/10	4,000,000	4,025,688

PepsiCo, Inc.	4.650% 02/15/13	2,320,000	2,354,673

	Beverages Total		7,549,599

Commercial Services – 0.1%
Iron Mountain, Inc.	8.625% 04/01/13	500,000	492,500

	Commercial Services Total		492,500

Food – 1.5%
General Mills, Inc.	5.650% 09/10/12	2,875,000	2,901,795

HJ Heinz Co.	5.350% 07/15/13	2,045,000	2,006,010

SYSCO Corp.	4.200% 02/12/13	1,175,000	1,164,340

	Food Total		6,072,145

Healthcare Services – 0.5%
UnitedHealth Group, Inc.	6.000% 06/15/17	2,130,000	1,954,974

	Healthcare Services Total		1,954,974

Consumer Non-cyclical Total			16,069,218

Energy – 2.1%
Oil & Gas Services – 0.4%
Halliburton Co.	5.900% 09/15/18	1,710,000	1,687,182

	Oil & Gas Services Total		1,687,182

Oil, Gas & Consumable Fuels – 1.7%
Apache Corp.	5.250% 04/15/13	1,675,000	1,627,028

BP Capital Markets PLC	3.026% 03/17/10 (a)	3,900,000	3,896,377

ConocoPhillips	4.400% 05/15/13	1,290,000	1,243,440

	Oil, Gas & Consumable Fuels Total		6,766,845

Energy Total			8,454,027

Financials – 13.4%
Banks – 5.5%
Credit Suisse/New York NY	5.000% 05/15/13	1,225,000	1,135,196
	6.000% 02/15/18	1,520,000	1,324,225

Deutsche Bank AG	4.875% 05/20/13	2,730,000	2,607,628

JPMorgan Chase & Co.	5.150% 10/01/15	4,030,000	3,625,142
	6.000% 01/15/18	1,395,000	1,272,061

RBS Capital Trust III	5.512% 09/29/49 (a)(b)	3,525,000	2,848,351

Republic New York Corp.	9.500% 04/15/14	2,700,000	2,785,431

See Accompanying Notes to Financial Statements.

5

Columbia Short-Intermediate Bond Fund

September 30, 2008 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($)	Value ($)
Financials (continued)
Banks (continued)
UBS Preferred Funding Trust I	8.622% 10/29/49 (a)(b)	2,325,000	2,247,229

Wachovia Corp.	5.500% 05/01/13	2,940,000	2,432,330
	5.750% 02/01/18	1,760,000	1,320,331

Zions Bancorp.	5.500% 11/16/15	975,000	556,340

	Banks Total		22,154,264

Diversified Financial Services – 7.0%
American Express Credit Corp.	5.875% 05/02/13	940,000	866,350

Citigroup, Inc.	5.250% 02/27/12	6,080,000	5,506,930
	6.125% 05/15/18	825,000	683,103

Ford Motor Credit Co.	8.625% 11/01/10	1,400,000	992,768

General Electric Capital Corp.	5.250% 10/19/12	2,500,000	2,350,393

General Electric Capital Corp., MTN	6.000% 06/15/12	2,770,000	2,673,532

Goldman Sachs Group, Inc.	6.150% 04/01/18	3,755,000	3,122,335

HSBC Finance Corp.	5.500% 01/19/16	2,310,000	2,084,105

IBM International Group Capital LLC	5.050% 10/22/12	2,560,000	2,581,371

John Deere Capital Corp., MTN	5.650% 07/25/11	3,080,000	3,149,272

Lehman Brothers Holdings, Inc.	4.250% 01/27/10 (c)(g)	2,960,000	370,000
	5.625% 01/24/13 (c)(g)	1,750,000	218,750

Merrill Lynch & Co., Inc.	6.875% 04/25/18	1,075,000	951,106

Morgan Stanley	5.550% 04/27/17	1,760,000	1,091,077
	5.950% 12/28/17	2,375,000	1,487,809

	Diversified Financial Services Total		28,128,901

Insurance – 0.9%
New York Life Global Funding	4.650% 05/09/13 (d)	2,000,000	1,998,730

Prudential Financial, Inc.	5.150% 01/15/13	1,570,000	1,484,820

	Insurance Total		3,483,550

Financials Total			53,766,715

Industrials – 1.5%
Machinery – 0.7%
Caterpillar Financial Services Corp.	4.850% 12/07/12	1,060,000	1,031,747
	5.850% 09/01/17	1,785,000	1,681,741

	Machinery Total		2,713,488

See Accompanying Notes to Financial Statements.

6

Columbia Short-Intermediate Bond Fund

September 30, 2008 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($)	Value ($)
Industrials (continued)
Transportation – 0.8%
Federal Express Corp.	5.500% 08/15/09	2,380,000	2,370,499

Norfolk Southern Corp.	5.750% 04/01/18	1,105,000	1,065,112

	Transportation Total		3,435,611

Industrials Total			6,149,099

Technology – 1.5%
Computers – 0.3%
Hewlett-Packard Co.	4.500% 03/01/13	1,130,000	1,085,792

	Computers Total		1,085,792

Office/Business Equipment – 0.2%
Xerox Corp.	6.400% 03/15/16	1,000,000	931,288

	Office/Business Equipment Total		931,288

Software – 1.0%
Oracle Corp.	5.250% 01/15/16	4,025,000	3,789,429

	Software Total		3,789,429

Technology Total			5,806,509

Utilities – 3.8%
Electric – 3.8%
Duke Energy Carolinas LLC	5.250% 01/15/18	2,120,000	2,004,269

Georgia Power Co.	5.700% 06/01/17	3,140,000	3,061,305

Nisource Finance Corp.	5.250% 09/15/17	2,645,000	2,189,454

Pacific Gas & Electric Co.	5.625% 11/30/17	1,910,000	1,805,256

Southern Co.	5.300% 01/15/12	2,050,000	2,057,421

Virginia Electric Power	5.100% 11/30/12	3,140,000	3,073,589
	5.400% 01/15/16	1,110,000	1,041,458

	Electric Total		15,232,752

Utilities Total			15,232,752
	Total Corporate Fixed-Income Bonds & Notes (Cost of $152,232,204)		137,514,074

Government & Agency Obligations – 21.4%
U.S. Government Agencies – 13.5%
Federal Home Loan Mortgage Corp.	4.000% 01/29/13	7,760,000	7,715,008
	5.125% 09/29/10	15,290,000	15,779,616
	5.250% 04/03/12	11,800,000	11,902,931

See Accompanying Notes to Financial Statements.

7

Columbia Short-Intermediate Bond Fund

September 30, 2008 (Unaudited)

Government & Agency Obligations (continued)

		Par ($)	Value ($)
U.S. Government Agencies (continued)
Federal National Mortgage Association	3.625% 01/29/13	10,345,000	10,172,073
	4.000% 03/19/13	8,495,000	8,449,433
U.S. Government Agencies Total			54,019,061

U.S. Government Obligations – 7.9%
U.S. Treasury Notes	3.125% 08/31/13 (e)	860,000	866,584
	4.000% 02/15/14 (e)	16,000,000	16,816,256
	4.250% 11/15/14	1,475,000	1,569,838
	4.500% 04/30/12 (e)	4,401,000	4,691,193
	4.500% 05/15/17 (e)	7,315,000	7,708,752
U.S. Government Obligations Total			31,652,623
	Total Government & Agency Obligations (Cost of $85,182,949)		85,671,684

Commercial Mortgage-Backed Securities – 16.3%
Bank of America Commercial Mortgage, Inc.	4.760% 11/10/39	4,350,000	3,974,952

Bear Stearns Commercial Mortgage Securities	5.902% 06/11/40 (a)	3,075,000	2,649,314

Commercial Mortgage Asset Trust	7.230% 01/17/32 (a)	2,000,000	2,043,245
	7.800% 11/17/32 (a)	3,556,000	3,715,477

Credit Suisse First Boston Mortgage Securities Corp.	5.881% 12/15/35 (a)(d)	3,325,000	2,824,582

First Union National Bank Commercial Mortgage, Inc.	6.141% 02/12/34	5,135,000	5,096,142

JP Morgan Chase Commercial Mortgage Securities Corp.	4.738% 07/15/42	4,500,000	3,968,393

LB-UBS Commercial Mortgage Trust	6.653% 11/15/27	3,970,000	4,005,378

Morgan Stanley Dean Witter Capital I	4.740% 11/13/36	3,085,000	2,880,034
	5.168% 01/14/42	3,104,000	2,848,819

Nomura Asset Securities Corp.	7.793% 03/15/30 (a)	4,025,000	4,203,945

Salomon Brothers Mortgage Securities VII	4.865% 03/18/36	3,320,000	3,141,225

Wachovia Bank Commercial Mortgage Trust	4.608% 12/15/35	6,525,000	6,276,776
	5.001% 07/15/41	1,719,000	1,688,728
	5.087% 07/15/42 (a)	4,267,000	4,078,386
	5.110% 07/15/42 (a)	6,150,000	5,794,381
	5.230% 07/15/41 (a)	4,775,000	4,582,786
	6.287% 04/15/34	1,435,000	1,417,606

	Total Commercial Mortgage-Backed Securities (Cost of $69,447,868)		65,190,169

See Accompanying Notes to Financial Statements.

8

Columbia Short-Intermediate Bond Fund

September 30, 2008 (Unaudited)

Collateralized Mortgage Obligations – 9.7%

		Par ($)	Value ($)
Agency – 8.3%
Federal Home Loan Mortgage Corp.	4.375% 04/15/15	2,236,471	2,236,098

Federal National Mortgage Association	5.000% 09/25/33	7,676,117	7,718,547
	5.500% 03/25/33	3,995,000	4,004,968

Government National Mortgage Association	4.478% 08/16/32	2,925,000	2,898,002
	4.667% 09/16/25	2,800,000	2,768,510
	5.183% 05/16/28 (a)	10,355,000	10,378,138
	5.250% 07/16/29 (a)	3,342,431	3,376,203
Agency Total			33,380,466

Non-Agency – 1.4%
Washington Mutual	4.679% 05/25/35 (a)	3,322,000	3,190,388

Wells Fargo Mortgage Backed Securities Trust	4.538% 02/25/35 (a)	2,654,162	2,271,248
Non-Agency Total			5,461,636
	Total Collateralized Mortgage Obligations (Cost of $39,129,770)		38,842,102

Mortgage-Backed Securities – 9.3%
Federal Home Loan Mortgage Corp.	5.910% 07/01/36 (a)	2,635,774	2,685,078
	6.000% 08/01/21	256,159	260,921
	6.000% 10/01/21	929,697	946,980

Federal National Mortgage Association	4.512% 05/01/33 (a)	1,629,162	1,635,563
	4.790% 11/01/12	2,630,000	2,628,686
	4.837% 09/01/35 (a)	839,638	844,334
	4.869% 01/01/35 (a)	3,601,780	3,622,607
	5.000% 10/01/35	8,415,843	8,213,656
	5.000% 11/01/36	6,209,036	6,059,866
	5.000% 03/01/38	160,663	156,653
	5.500% 04/01/31	2,749	2,753
	5.500% 05/01/38	3,466,069	3,459,425
	5.795% 07/01/36 (a)	3,203,559	3,266,370
	7.500% 10/01/16	400,514	420,116

Government National Mortgage Association	4.500% 09/15/33	1,840,790	1,761,060
	4.500% 10/15/33	1,074,179	1,027,654
	6.000% 11/15/23	230,310	236,313
	8.000% 05/15/23	1,325	1,453
	8.500% 01/15/17	11,079	12,186
	8.500% 04/15/17	7,136	7,849

	Total Mortgage-Backed Securities (Cost of $37,225,641)		37,249,523

See Accompanying Notes to Financial Statements.

9

Columbia Short-Intermediate Bond Fund

September 30, 2008 (Unaudited)

		Par ($)	Value ($)
Asset-Backed Securities – 4.1%
Capital Auto Receivables Asset Trust	4.460% 07/15/14	3,655,000	3,475,391
	5.500% 04/20/10 (d)	2,200,000	2,140,382

Capital One Multi-Asset Execution Trust	4.700% 06/15/15	2,665,000	2,552,356

Discover Card Master Trust	5.100% 10/15/13	2,155,000	2,104,830

Honda Auto Receivables Owner Trust	4.470% 01/18/12	1,270,000	1,237,745

USAA Auto Owner Trust	4.280% 10/15/12	2,110,000	2,062,889
	4.900% 02/15/12	400,000	397,114
	5.070% 06/15/13	2,385,000	2,311,962

	Total Asset-Backed Securities (Cost of $16,787,235)		16,282,669

Municipal Bond – 0.3%
New York – 0.3%
NY Tollway Authority Service Contract Revenue	Local Highway & Bridge,
	Series 2008, 5.000% 04/01/13	1,195,000	1,263,211
New York Total			1,263,211
	Total Municipal Bond (Cost of $1,298,565)		1,263,211

		Shares
Securities Lending Collateral – 5.1%
	State Street Navigator Securities Lending Prime Portfolio (f) (7 day yield of 2.719%)	20,469,753	20,469,753

	Total Securities Lending Collateral (Cost of $20,469,753)		20,469,753

		Par ($)
Short-Term Obligation – 3.9%
	Repurchase agreement with Fixed Income Clearing Corp., dated 09/30/08, due 10/01/08 at 1.400%, collateralized by a U.S. Government Agency Obligation maturing 01/23/23, market value $15,912,426 (repurchase proceeds $15,600,607)	15,600,000	15,600,000

	Total Short-Term Obligation (Cost of $15,600,000)		15,600,000

	Total Investments – 104.5% (Cost of $437,373,985) (h)		418,083,185

	Obligation to Return Collateral for Securities Loaned – (5.1)%		(20,469,753)

	Other Assets & Liabilities, Net – 0.6%		2,224,122

	Net Assets – 100.0%		399,837,554

See Accompanying Notes to Financial Statements.

10

Columbia Short-Intermediate Bond Fund

September 30, 2008 (Unaudited)

Notes to Investment Portfolio:

(a)	The interest rate shown on floating rate or variable rate securities reflects the rate at September 30, 2008.

(b)	Perpetual Maturity. Maturity date presented represents the next call date.

(c)	The issuer filed for bankruptcy protection under Chapter 11 on September 15, 2008. As a result of this bankruptcy filing, income is no longer being accrued on this security. At September 30, 2008, the value of these securities represents 0.1% of net assets.

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2008, these securities, which are not illiquid, amounted to $6,963,694, which represents 1.7% of net assets.

(e)	All or a portion of this security was on loan at September 30, 2008. The total market value of securities on loan at September 30, 2008 is $19,806,995.

(f)	Investment made with cash collateral received from securities lending activity.

(g)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(h)	Cost for federal income tax purposes is $437,373,985.

Acronym	Name
MTN	Medium-Term Note

At September 30, 2008, the asset allocation of the Fund is as follows:

Asset Allocation	% of Net Assets
Corporate Fixed-Income Bonds & Notes	34.4
Government & Agency Obligations	21.4
Commercial Mortgage-Backed Securities	16.3
Collateralized Mortgage Obligations	9.7
Mortgage-Backed Securities	9.3
Asset-Backed Securities	4.1
Municipal Bond	0.3

95.5
Securities Lending Collateral	5.1
Short-Term Obligation	3.9
Obligation to Return Collateral for Securities Loaned	(5.1)
Other Assets & Liabilities, Net	0.6

100.0

See Accompanying Notes to Financial Statements.

11

Statement of Assets and Liabilities – Columbia Short-Intermediate Bond Fund

September 30, 2008 (Unaudited)

		$ (a)(b)
Assets	Investments, at cost	437,373,985

	Investments, at value (including securities on loan of $19,806,995)	418,083,185
	Cash	224
	Receivable for:
	Fund shares sold	323,542
	Interest	3,655,743
	Securities lending income	25,562
	Trustees’ deferred compensation plan	1,488
	Other assets	48,182

	Total Assets	422,137,926

Liabilities	Collateral on securities loaned	20,469,753
	Payable for:
	Fund shares repurchased	181,525
	Distributions	1,282,974
	Investment advisory fee	118,861
	Administration fee	27,176
	Transfer agent fee	137,700
	Pricing and bookkeeping fees	9,325
	Trustees’ fees	5,969
	Custody fee	6,941
	Distribution and service fees	41
	Trustees’ deferred compensation plan	1,488
	Other liabilities	58,619

	Total Liabilities	22,300,372

	Net Assets	399,837,554

Net Assets Consist of	Paid-in capital	422,047,908
	Undistributed net investment income	13,236
	Accumulated net realized loss	(2,932,790)
	Net unrealized depreciation on investments	(19,290,800)

	Net Assets	399,837,554

Class A	Net assets	$54,180
	Shares outstanding	7,964
	Net asset value per share	$6.80	(c)
	Maximum sales charge	3.25%
	Maximum offering price per share ($6.80/0.9675)	$7.03	(d)

Class C	Net assets	$49,925
	Shares outstanding	7,338
	Net asset value and offering price per share	$6.80	(c)

Class Z	Net assets	$399,733,449
	Shares outstanding	58,750,459
	Net asset value and offering price per share	$6.80

(a)	The Fund’s Class A and Class C shares commenced operations on March 31, 2008.

(b)	On March 31, 2008, the Predecessor Fund’s Shares class was reorganized into the Fund’s Class Z shares.

(c)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(d)	On sales of $100,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

12

Statement of Operations – Columbia Short-Intermediate Bond Fund

For the Six Months Ended September 30, 2008 (Unaudited)

		($)
Investment Income	Interest	10,213,100
	Securities lending	114,028

	Total Investment Income	10,327,128

Expenses	Investment advisory fee	742,631
	Administration fee	267,470
	Distribution fee:
	Class C	63
	Shareholder Service fee:
	Class A	34
	Class C	21
	Transfer agent fee	348,936
	Pricing and bookkeeping fees	55,558
	Trustees’ fees	12,810
	Custody fee	9,423
	Chief compliance officer expenses	190
	Other expenses	62,464

	Total Expenses Before Interest Expense	1,499,600

	Interest expense	71

	Total Expenses	1,499,671

	Fees waived or expenses reimbursed by investment advisor	(106,090)
	Expense reductions	(1,046)

	Net Expenses	1,392,535

	Net Investment Income	8,934,593

Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts	Net realized gain (loss) on:
	Investments	(2,047,137)
	Futures contracts	61,466

	Net realized loss	(1,985,671)

	Net change in unrealized appreciation (depreciation) on investments	(21,628,396)

	Net Loss	(23,614,067)

	Net Decrease Resulting from Operations	(14,679,474)

See Accompanying Notes to Financial Statements.

13

Statement of Changes in Net Assets – Columbia Short-Intermediate Bond Fund

Increase (Decrease) in Net Assets:		(Unaudited) Six Months Ended September 30, 2008 ($)	Year Ended March 31, 2008 ($) (a)(b)
Operations	Net investment income	8,934,593	19,452,736
	Net realized gain (loss) on investments, futures contracts and swap contracts	(1,985,671)	6,634,550
	Net change in unrealized appreciation (depreciation) on investments and futures contracts	(21,628,396)	1,906,501

	Net Increase (Decrease) Resulting from Operations	(14,679,474)	27,993,787

Distributions to Shareholders	From net investment income:
	Class A	(555)	(1)
	Class C	(284)	(1)
	Class Z	(8,994,451)	(19,374,299)
	From net realized gains:
	Class A	(158)	—
	Class C	(54)	—
	Class Z	(2,310,330)	—

	Total Distributions to Shareholders	(11,305,832)	(19,374,301)
	Net Capital Share Transactions	(19,822,359)	(30,250,110)

	Total Decrease in Net Assets	(45,807,665)	(21,630,624)

Net Assets	Beginning of period	445,645,219	467,275,843
	End of period	399,837,554	445,645,219
	Undistributed net investment income at end of period	13,236	73,933

(a)	The Fund’s Class A and Class C shares commenced operations on March 31, 2008.
(b)	On March 31, 2008, the Predecessor Fund’s Shares class was reorganized into the Fund’s Class Z shares. The financial information of Class Z shares includes the financial information of the Predecessor Fund’s Shares class.

See Accompanying Notes to Financial Statements.

14

Statement of Changes in Net Assets (continued) – Capital Stock Activity

	(Unaudited) Six Months Ended September 30, 2008		Year Ended March 31, 2008 (a)(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	8,369	58,456	1,381	10,000
Distributions reinvested	100	703	—	—
Redemptions	(1,886)	(13,351)	—	—

Net Increase	6,583	45,808	1,381	10,000

Class C
Subscriptions	6,796	47,862	1,381	10,000
Distributions reinvested	47	324	—	—
Redemptions	(886)	(6,105)	—	—

Net Increase	5,957	42,081	1,381	10,000

Class Z
Subscriptions	4,135,763	29,346,593	10,138,315	72,060,897
Distributions reinvested	243,145	1,711,100	357,789	2,548,290
Redemptions	(7,176,004)	(50,967,941)	(14,779,847)	(104,879,297)

Net Decrease	(2,797,096)	(19,910,248)	(4,283,743)	(30,270,110)

(a)	The Fund’s Class A and Class C shares commenced operations on March 31, 2008.

(b)	On March 31, 2008, the Predecessor Fund’s Shares class was reorganized into the Fund’s Class Z shares. The financial information of Class Z shares includes the financial information of the Predecessor Fund’s Shares class.

See Accompanying Notes to Financial Statements.

15

Financial Highlights – Columbia Short-Intermediate Bond Fund

Selected data for a share outstanding throughout each period is as follows:

Class A Shares	(Unaudited) Six Months Ended September 30, 2008		Period Ended March 31, 2008 (a)
Net Asset Value, Beginning of Period	$7.24		$7.24

Income from Investment Operations:
Net investment income (b)	0.14		— (c)
Net realized and unrealized gain (loss) on investments and futures contracts	(0.40)		— (c)

Total from Investment Operations	(0.26)		— (c)

Less Distributions to Shareholders:
From net investment income	(0.14)		— (c)
From net realized gains	(0.04)		—

Total Distributions to Shareholders	(0.18)		— (c)

Net Asset Value, End of Period	$6.80		$7.24
Total return (d)(e)(f)	(3.66)%		0.01%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)(h)	0.91%		1.00%
Interest expense	—	%(h)(i)	—
Net expenses (g)(h)	0.91%		1.00%
Waiver/Reimbursement (h)	0.05%		0.05%
Net investment income (g)(h)	4.01%		3.44%
Portfolio turnover rate (f)	21%		109%
Net assets, end of period (000’s)	$54		$10

(a)	Class A shares commenced operations on March 31, 2008. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

16

Financial Highlights – Columbia Short-Intermediate Bond Fund

Selected data for a share outstanding throughout each period is as follows:

Class C Shares	(Unaudited) Six Months Ended September 30, 2008		Period Ended March 31, 2008 (a)
Net Asset Value, Beginning of Period	$7.24		$7.24

Income from Investment Operations:
Net investment income (b)	0.11		— (c)
Net realized and unrealized gain (loss) on investments and futures contracts	(0.40)		— (c)

Total from Investment Operations	(0.29)		— (c)

Less Distributions to Shareholders:
From net investment income	(0.11)		— (c)
From net realized gains	(0.04)		—

Total Distributions to Shareholders	(0.15)		— (c)

Net Asset Value, End of Period	$6.80		$7.24
Total return (d)(e)(f)	(3.99)%		0.01%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)(h)	1.66%		1.75%
Interest expense	—	%(h)(i)	—
Net expenses (g)(h)	1.66%		1.75%
Waiver/Reimbursement (h)	0.05%		0.05%
Net investment income (g)(h)	3.34%		2.69%
Portfolio turnover rate (f)	21%		109%
Net assets, end of period (000’s)	$50		$10

(a)	Class C shares commenced operations on March 31, 2008. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia Short-Intermediate Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended September 30, 2008		Year Ended March 31,
Class Z Shares			2008 (a)	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$7.24		$7.10	$7.01	$7.16	$7.40	$7.39

Income from Investment Operations:
Net investment income	0.15	(b)	0.31 (b)	0.31 (b)	0.27 (b)	0.26 (b)	0.26
Net realized and unrealized gain (loss) on investments, futures contracts and swap contracts	(0.40)		0.13	0.09	(0.12)	(0.22)	0.11

Total from Investment Operations	(0.25)		0.44	0.40	0.15	0.03	0.37

Less Distributions to Shareholders:
From net investment income	(0.15)		(0.30)	(0.31)	(0.28)	(0.26)	(0.26)
From net realized gains	(0.04)		—	—	(0.02)	(0.01)	(0.10)

Total Distributions to Shareholders	(0.19)		(0.30)	(0.31)	(0.30)	(0.27)	(0.36)

Net Asset Value, End of Period	$6.80		$7.24	$7.10	$7.01	$7.16	$7.40
Total return (c)(d)	(3.52	)%(e)	6.42%	5.79%	2.06%	0.45%	5.25%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	0.66	%(g)	0.75%	0.75%	0.72%	0.60%	0.56%
Interest expense	—	%(g)(h)	—	—	—	—	—
Net expenses (f)	0.66	%(g)	0.75%	0.75%	0.72%	0.60%	0.56%
Waiver/Reimbursement	0.05	%(g)	0.05%	0.05%	0.09%	0.21%	0.13%
Net investment income (f)	4.21	%(g)	4.31%	4.38%	3.74%	3.53%	3.56%
Portfolio turnover rate	21	%(e)	109%	70%	75%	59%	85%
Net assets, end of period (000’s)	$399,733		$445,625	$467,276	$437,073	$410,392	$413,267

(a)	On March 31, 2008, Shares class of Intermediate-Term Bond Fund, a series of Excelsior Funds, Inc., was reorganized into the Fund's Class Z shares. The financial information of Class Z includes the financial information of Intermediate-Term Bond Fund's Shares class.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Not annualized.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Annualized

(h)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

18

Notes to Financial Statements – Columbia Short-Intermediate Bond Fund

September 30, 2008 (Unaudited)

Note 1. Organization

Columbia Short-Intermediate Bond Fund (the “Fund”), a series of Columbia Funds Series Trust I (the “Trust”), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

On March 31, 2008, the Fund acquired all assets and assumed all liabilities of the former Intermediate-Term Bond Fund (the “Predecessor Fund”), a series of Excelsior Funds, Inc. The information contained in this report prior to March 31, 2008 relates to the Predecessor Fund.

Investment Objective

The Fund seeks total return, consisting of current income and capital appreciation, consistent with minimal fluctuation of principal.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers three classes of shares: Class A, Class C and Class Z. Each share class has its own expense structure and sales charges, as applicable.

On March 31, 2008, the Predecessor Fund’s Shares class was reorganized into Class Z shares of the Fund. Class A and Class C shares of the Fund commenced operations and public offering on March 31, 2008.

Class A shares are subject to a maximum front-end sales charge of 3.25% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating between $1 million and $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within one year after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund’s prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Certain ratios have been reclassified on the Financial Highlights to conform to the current period financial statement presentation. The changes have no effect on the ratios. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust’s Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Swap agreements are stated at fair value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

On April 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). Under SFAS 157, various inputs are used in

19

Columbia Short-Intermediate Bond Fund

September 30, 2008 (Unaudited)

determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used, as of September 30, 2008, in valuing the Fund’s assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$52,122,376	$—
Level 2 – Other Significant Observable Inputs	365,960,809	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$418,083,185	$—

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133 (“SFAS 161”), was issued. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity’s derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their hedged positions. Management is evaluating the impact the application of SFAS 161 will have on the Fund’s financial statement disclosures.

Futures Contracts

The Fund may invest in futures for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or as a substitute for a position in an underlying asset.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, LLC (“Columbia”), the Fund’s investment advisor, of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund’s Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

20

Columbia Short-Intermediate Bond Fund

September 30, 2008 (Unaudited)

Swap Contracts

The Fund may engage in swap transactions such as interest rate and volatility swaps, consistent with its investment objective and policies to obtain a desired return at a lower cost than if the Fund had invested directly in the asset that yielded the desired return. Swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest or total return throughout the lives of the agreements. The interest to be paid or received on swaps is included in realized gain/(loss) on investments. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. A realized gain or loss is recorded upon termination of swap agreements and is equal to the difference between the Fund’s basis in the swap and the proceeds from (or cost of) the closing transaction. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

If there is a default by the counterparty to a swap contract, the Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to the swap contracts or that, in the event of default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to the swap contracts.

The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Corporate actions and dividend income are recorded on the ex-date.

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and distributed monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

21

Columbia Short-Intermediate Bond Fund

September 30, 2008 (Unaudited)

Note 3. Federal Tax Information

The tax character of distributions paid during the period ended March 31, 2008 was as follows:

Distributions paid from:
Ordinary Income*	$19,374,301

*	For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at September 30, 2008, based on cost of investments for federal income tax purposes was:

Unrealized appreciation	$1,714,071
Unrealized depreciation	(21,004,871)
Net unrealized depreciation	$(19,290,800)

Under Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109 (“FIN 48”) management determines whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Fund’s financial statements. However, management’s conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Effective March 31, 2008, Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”), provides investment advisory services to the Fund. In rendering investment advisory services to the Fund, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of Columbia.

Columbia receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.35%
$1 billion to $1.5 billion	0.30%
$1.5 billion to $3 billion	0.29%
$3 billion to $6 billion	0.28%
Over $6 billion	0.27%

For the six month period ended September 30, 2008, the Fund’s annualized effective investment advisory fee rate was 0.35% of the Fund’s average daily net assets.

Administration Fee

Effective March 31, 2008, Columbia provides administrative and other services to the Fund for a monthly administration fee at the annual rate of 0.15% of the Fund’s average daily net assets less fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below. Columbia has voluntarily agreed to waive 0.05% of the administration fees payable by the Fund. Columbia, at its discretion, may revise or discontinue this arrangement at any time.

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the “Financial Reporting Services Agreement”) with State Street Bank & Trust Company (“State Street”) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) with State Street and Columbia pursuant to

22

Columbia Short-Intermediate Bond Fund

September 30, 2008 (Unaudited)

which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

Transfer Agent Fee

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account (“IRA”) trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the six month period ended September 30, 2008, these minimum account balance fees reduced total expenses by $590.

Underwriting Discounts, Distribution and Service Fees

Effective March 31, 2008, the Fund has adopted distribution and shareholder servicing plans (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act, which require the payment of distribution and service fees. The fees are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors. The Plans require the payment of a monthly service fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares. The Plans also require the payment of a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to Class C shares only.

For the six month period ended September 30, 2008, the Distributor received net CDSC fees of $61 for Class C share redemptions.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Fee Waivers and Expense Reimbursements

Effective March 31, 2008, Columbia has contractually agreed to waive fees and/or reimburse the Fund through July 31,

23

Columbia Short-Intermediate Bond Fund

September 30, 2008 (Unaudited)

2009, for certain expenses so that total annual fund operating expenses (exclusive of distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges related to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, will not exceed 0.75% annually of the Fund’s average daily net assets. There is no guarantee that this arrangement will continue after July 31, 2009.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

For the six month period ended September 30, 2008, these custody credits reduced total expenses by $456.

Note 6. Portfolio Information

For the six month period ended September 30, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $86,634,932 and $103,197,746, respectively, of which $27,833,793 and $38,761,378, respectively, were U.S. Government securities.

Note 7. Line of Credit

The Fund and other affiliated funds participated in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds. Interest on the uncommitted line of credit is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charges an annual operations agency fee of $40,000 for the committed line of credit and may charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the six month period ended September 30, 2008, the average daily loan balance outstanding on days where borrowing existed was $1,000,000 at a weighted average interest rate of 2.188%.

Note 8. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 9. Shares of Beneficial Interest

As of September 30, 2008, the Fund had one shareholder that held greater than 5% of the shares outstanding over which BOA and/or any of its affiliates did not have investment discretion. The percentage of shares of beneficial interest outstanding held therein is 88.6%.

Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 10. Significant Risks and Contingencies

Asset-Backed Securities Risk

The value of asset-backed securities may be affected by changes in interest rates, the quality of underlying assets or the market’s assessment thereof, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or

24

Columbia Short-Intermediate Bond Fund

September 30, 2008 (Unaudited)

rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or credit enhancements.

Mortgage-Backed Securities Risk

The value of the mortgage-backed securities may be affected by changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the quality of the underlying assets or the market’s assessment thereof. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing a Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”) and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the “Distributor”) (collectively, the “Columbia Group”) entered into an Assurance of Discontinuance with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission (“SEC”) (the “SEC Order”) on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court’s memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the

25

Columbia Short-Intermediate Bond Fund

September 30, 2008 (Unaudited)

defendants’ motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (“ICA”) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (“the CDSC Lawsuit”). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds’ adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds’ adviser and/or its affiliates made certain payments, including plaintiffs’ attorneys’ fees and costs of notice to class members.

Note 11. Subsequent Event

On October 16, 2008 the uncommitted and committed lines of credit discussed in Note 7 were terminated and amended, respectively. The Fund and other affiliated funds now participate in a $280,000,000 committed, unsecured revolving line of credit. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement. Interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% and the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum are accrued and apportioned among the participating funds pro rata based on their relative net assets.

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Important Information About This Report

Transfer Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC

100 Federal Street

Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Short-Intermediate Bond Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission’s website at www.sec.gov; and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Group, LLC (“Columbia Management”) is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

29

Columbia Short-Intermediate Bond Fund

Semiannual Report, September 30, 2008

©2008 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

SHC-44/156295-0908 (11/08) 08/63260

Semiannual Report

September 30, 2008

Columbia Bond Fund

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

We are pleased to provide this shareholder report for your Columbia fund and hope you will find the portfolio management details, discussions and performance information helpful in monitoring your investments. As we’ve seen this past year, the financial markets can be quite volatile, with significant short-term price fluctuations. It’s important to keep these ups and downs in perspective, particularly in light of your long-term investment strategy.

Staying the course with your long-term strategy typically involves riding out short-term price fluctuations, though we recognize that at times this can be tough. To support your efforts and give you the information you need to make prudent decisions, Columbia Management offers several valuable online resources. We encourage you to visit www.columbiamanagement.com/investor, where you can receive the most up-to-date information, including:

■

Daily pricing and performance. View pricing and performance from a link in Fund Tracker on the homepage. This listing of funds is updated nightly with the current net asset value and the amount and percentage change from the prior day.

■	News & Commentary. This tab provides links to quarterly fund commentaries and information from our investment strategies group, including trends in the economy and market impact.

If you would like more details on individual funds, select a fund from the dropdown menu on the top right side of the homepage for access to:

■	Monthly and quarterly performance information.
■

Portfolio holdings. Full holdings are updated monthly for money market funds, except for Columbia Cash Reserves and Columbia Money Market Reserves which are updated weekly, monthly for equity funds and quarterly for most other funds.

■	Quarterly fact sheets. Accessible from the Literature tab in each fund page.

By registering on the site, you’ll receive secured, 24-hour access to*:

■	Mutual fund account details with balances, dividend and transaction information
■	Fund Tracker to customize your homepage with current net asset values for the funds that interest you
■	On-line transactions including purchases, exchanges and redemptions
■	Account maintenance for updating your address and dividend payment options
■	Electronic delivery of prospectuses and shareholder reports

I encourage you to visit our website for access to the product information and tools described above. These valuable online resources can help you monitor your investments and provide direct access to your account. All of these tools, and more, can be found on www.columbiamanagement.com.

While your financial advisor is a great resource for investment guidance, you can also access our website or call our service representatives at 800.345.6611 for additional assistance. We thank you for investing with Columbia Management and look forward to helping with your ongoing investment needs.

Sincerely,

Christopher L. Wilson

President, Columbia Funds

*	Some restrictions apply. Shareholders who purchase shares through certain third-party organizations may not have the ability to register for online access.

Fund Profile – Columbia Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 09/30/08

–1.93% Class A shares (without sales charge)

–1.50% Lehman Brothers U.S. Aggregate Bond Index

Morningstar Style Box

Fixed Income Maturity

The Morningstar Style Box reveals a fund’s investment strategy. For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar’s database as of quarter-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee its completeness and accuracy. Information shown is as of 06/30/08.

Summary

■

For the six-month period that ended September 30, 2008, the fund’s Class A shares returned negative 1.93% without sales charge. The fund’s benchmark, the Lehman Brothers U.S. Aggregate Bond Index[1], returned negative 1.50% for the period. The average return of the fund’s peer group, the Lipper Corporate Debt Funds A Rated Classification[2], was negative 4.59%. The fund had more exposure than its benchmark to commercial mortgage-backed securities (CMBS), which accounted for its shortfall to that measure. It was also underweight in U.S. Treasuries, which were strong performers. We believe that the fund held up better than its peers because it avoided high-yield securities, emphasized higher quality corporate bonds and had a favorable mix of mortgage securities.

■

During the period, the fund was overweight in CMBS and residential mortgages. Because the fund’s CMBS were older issues with higher credit quality, they managed to hold more of their value than newer, lower quality issues. Among corporate bonds, the fund was underweight in financial companies, but overweight in utilities for much of the period. This helped the fund maintain a higher overall credit quality compared to its benchmark and aided returns. An underweight in Treasuries hurt performance, while an underweight in U.S. agency issues was beneficial.

■

We plan to maintain an overweight in mortgages — predominantly 30-year mortgages — that have a lower average coupon than its benchmark. We believe that this should allow the fund to gain the full benefit of the U.S. Treasury’s Fannie Mae and Freddie Mac conservatorship. We plan to maintain a position in corporate bonds that is in line with its benchmark: Given a slowdown in global growth, we do not want to emphasize the sector. However, corporate bonds are relatively attractive because the current difference in yield between corporates and Treasuries is wider than usual. Should this difference in yield widen further, we might add to the corporate position and reduce credit quality as well.

Portfolio Management

Alexander D. Powers has co-managed the fund since 2008 and the predecessor fund since 1997. He has been associated with the advisor or its predecessors or affiliate organizations since 1996.

Michael Zazzarino has co-managed the fund since 2008 and the predecessor fund since 2005. He has been associated with the advisor or its predecessors or affiliate organizations since 2005.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

[1]

The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

Performance Information – Columbia Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.14
Class C	1.89
Class Z	0.89

Annual operating expense ratio after contractual waivers (%)*

Class A	0.91
Class C	1.66
Class Z	0.66

*	The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund’s prospectus that is current as of the date of this report. The contractual waiver expires 07/31/09. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Net asset value per share

as of 09/30/08 ($)
Class A	8.71
Class C	8.72
Class Z	8.72

Distributions declared per share

04/01/08 – 09/30/08 ($)
Class A	0.21
Class C	0.18
Class Z	0.22

Performance of a $10,000 investment 10/01/98 –09/30/08 ($)

Sales charge:	without	with
Class A	15,768	15,012
Class C	15,731	15,731
Class Z	15,813	n/a

The table above shows the growth in value of a hypothetical $10,000 investment in each share class of Columbia Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Average annual total return as of 09/30/08 (%)
Share class	A		C		Z
Inception	03/31/08		03/31/08		01/09/86
Sales charge	without	with	without	with	without
6-month (cumulative)	–1.93	–6.56	–2.16	–3.12	–1.65
1-year	1.68	–3.18	1.44	0.47	1.98
5-year	3.27	2.28	3.22	3.22	3.33
10-year	4.66	4.15	4.63	4.63	4.69

The “with sales charge” returns include the maximum initial sales charge of 4.75% for Class A shares and the applicable contingent deferred sales charge of 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions.

The Fund commenced operations on March 31, 2008. The returns of the Class A and Class C shares shown for periods prior to March 31, 2008 are those of Shares class shares of Core Bond Fund, the predecessor to the Fund and a series of Excelsior Funds, Inc. (the “Predecessor Fund”). The returns of Class A and Class C shares shown have not been adjusted to reflect differences in expenses, such as distribution and service (Rule 12b-1) fees. If differences in expenses had been reflected, the returns shown for periods prior to March 31, 2008 would have been lower, since the newer class of shares is subject to higher distribution and service (Rule 12b-1) fees.

The returns of the Class Z shares shown for periods prior to March 31, 2008 are those of the Shares class shares of the Predecessor Fund. The inception of the Predecessor Fund was January 9, 1986. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

2

Understanding Your Expenses – Columbia Bond Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee.

This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

04/01/08 – 09/30/08
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	990.32	1,020.51	4.54	4.61	0.91
Class C	1,000.00	1,000.00	989.17	1,016.75	8.28	8.39	1.66
Class Z	1,000.00	1,000.00	991.73	1,021.76	3.30	3.35	0.66

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

3

Investment Portfolio – Columbia Bond Fund

September 30, 2008 (Unaudited)

Mortgage-Backed Securities – 43.6%

		Par ($)	Value ($)

Federal Home Loan Mortgage Corporation	5.000% 03/01/21	109,846	109,089
	5.500% 03/01/37	1,827,171	1,818,918
	5.895% 06/01/36 (a)	5,594,481	5,706,886
	7.000% 12/01/35	1,727,903	1,809,579

Federal National Mortgage Association	4.500% 08/01/35	4,496,329	4,259,846
	4.500% 09/01/35	4,969,260	4,707,904
	4.607% 07/01/34 (a)	991,513	994,620
	4.837% 09/01/35 (a)	6,330,869	6,366,282
	4.857% 05/01/38 (a)	6,499,097	6,527,381
	5.000% 03/01/37	4,416,578	4,306,772
	5.000% 05/01/37	36,386,927	35,482,270
	5.000% 09/01/37	22,868,188	22,304,496
	5.000% 03/01/38	8,720,682	8,502,995
	5.000% 04/01/38	17,602,309	17,164,678
	5.500% 10/01/28	177,280	178,405
	5.500% 11/01/28	296,612	298,493
	5.500% 12/01/28	5,729	5,765
	5.500% 11/01/29	475,029	478,042
	5.500% 04/01/31	255,786	256,149
	5.500% 02/01/32	1,354,464	1,355,801
	5.500% 04/01/33	184,365	184,396
	5.500% 05/01/33	52,445	52,454
	5.500% 02/01/35	311,543	311,596
	5.500% 04/01/35	648,158	647,256
	5.500% 05/01/35	1,245,894	1,244,160
	5.500% 06/01/35	608,319	607,472
	5.500% 04/01/36 (a)	19,751,453	19,723,958
	5.500% 05/01/38	19,807,094	19,769,123
	5.500% 06/01/38 (b)	4,201,947	4,193,472
	5.500% 06/01/38	10,615,677	10,594,782
	6.000% 03/01/36	2,847,202	2,887,147
	6.000% 11/01/37	17,791,563	18,040,166
	6.000% 05/01/38	11,065,484	11,218,996
	6.124% 09/01/37 (a)	6,397,392	6,553,004
	6.500% 02/01/13	123,091	127,749
	6.500% 08/01/37	8,041,976	8,254,872
	7.500% 10/01/29	64,616	69,924

Government National Mortgage Association	4.500% 07/20/33	1,546,438	1,470,710
	4.500% 09/15/33	686,333	656,606
	5.000% 09/20/33	1,400,682	1,370,963
	5.375% 04/20/28 (a)	13,105	13,263
	5.375% 06/20/28 (a)	103,064	104,303
	6.000% 03/20/28	240,246	245,006
	6.500% 05/15/23	2,631	2,705
	6.500% 05/15/28	111,050	114,446

See Accompanying Notes to Financial Statements.

4

Columbia Bond Fund

September 30, 2008 (Unaudited)

Mortgage-Backed Securities (continued)

		Par ($)	Value ($)

	6.500% 06/15/28	51,009	52,569
	6.500% 12/15/31	195,581	201,318
	6.500% 04/15/32	22,421	23,065
	7.000% 05/15/29	110,889	116,837
	7.500% 03/15/28	45,349	48,929
	8.000% 10/15/17	137,641	149,773
	8.000% 01/15/30	244,636	268,547
	8.500% 06/15/17	289,562	318,489
	8.500% 11/15/17	120,239	131,614
	8.500% 12/15/17	531,033	581,272
	9.000% 12/15/17	500,347	546,104
	9.000% 06/15/30	28,589	31,511
	9.500% 11/15/17	407,539	450,370

	Total Mortgage-Backed Securities (Cost of $231,342,164)		234,013,298

Corporate Fixed-Income Bonds & Notes – 23.2%
Basic Materials – 0.5%
Iron/Steel – 0.5%
Nucor Corp.	5.850% 06/01/18	2,680,000	2,552,502

	Iron/Steel Total		2,552,502

	Basic Materials Total		2,552,502

Communications – 2.6%
Media – 1.3%
Comcast Cable Holdings LLC	9.800% 02/01/12	2,600,000	2,842,837

Time Warner Cable, Inc.	6.200% 07/01/13	2,370,000	2,299,251

Time Warner Companies., Inc.	7.250% 10/15/17	2,183,000	2,003,575

	Media Total		7,145,663

Telecommunication Services – 1.3%
America Movil S.A. de C.V.	5.500% 03/01/14	2,615,000	2,452,368

AT&T, Inc.	5.500% 02/01/18	1,850,000	1,647,462

Deutsche Telekom International Finance, Multi-Coupon Bond	8.750% 06/15/30 (a)	1,500,000	1,450,590

Sprint Capital Corp.	8.750% 03/15/32	1,670,000	1,302,600

	Telecommunication Services Total		6,853,020

	Communications Total		13,998,683

Consumer Cyclical – 2.2%
Retail – 2.2%

McDonald’s Corp.	5.800% 10/15/17	3,500,000	3,480,501

Target Corp.	5.875% 07/15/16	4,100,000	4,031,452

See Accompanying Notes to Financial Statements.

5

Columbia Bond Fund

September 30, 2008 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($)	Value ($)
Consumer Cyclical (continued)
Retail (continued)

Wal-Mart Stores, Inc.	4.125% 02/15/11	2,441,000	2,453,059
	5.000% 04/05/12	1,735,000	1,776,288

	Retail Total		11,741,300

	Consumer Cyclical Total		11,741,300

Consumer Non-Cyclical – 2.2%
Beverages – 1.0%
Bottling Group LLC	5.500% 04/01/16	5,520,000	5,469,657

	Beverages Total		5,469,657

Food – 0.9%
General Mills, Inc.	5.650% 09/10/12	2,710,000	2,735,257

HJ Heinz Co.	5.350% 07/15/13	2,500,000	2,452,335

	Food Total		5,187,592

Healthcare Services – 0.3%
UnitedHealth Group, Inc.	6.000% 06/15/17	1,600,000	1,468,525

	Healthcare Services Total		1,468,525

	Consumer Non-Cyclical Total		12,125,774

Energy – 0.8%
Oil & Gas Services – 0.4%
Halliburton Co.	5.900% 09/15/18	2,260,000	2,229,843

	Oil & Gas Services Total		2,229,843

Oil, Gas & Consumable Fuels – 0.4%
ConocoPhillips	4.400% 05/15/13	1,965,000	1,894,077

	Oil, Gas & Consumable Fuels Total		1,894,077

	Energy Total		4,123,920

Financials – 9.1%
Banks – 4.6%
Bank One Corp.	7.875% 08/01/10	5,700,000	5,844,694

Barclays Bank PLC	5.926% 12/31/49 (a)(c)(d)	3,000,000	2,086,257

Credit Suisse/New York NY	5.000% 05/15/13	2,215,000	2,052,621

Northern Trust Corp.	5.500% 08/15/13	2,400,000	2,401,723

RBS Capital Trust III	5.512% 09/29/49 (a)(d)	3,440,000	2,779,668

UBS Preferred Funding Trust I	8.622% 10/29/49 (a)(d)	2,560,000	2,474,368

Wachovia Corp.	5.500% 05/01/13	2,500,000	2,068,307

Wells Fargo & Co.	5.000% 11/15/14	5,350,000	4,893,014

	Banks Total		24,600,652

See Accompanying Notes to Financial Statements.

6

Columbia Bond Fund

September 30, 2008 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($)	Value ($)
Financials (continued)
Diversified Financial Services – 3.9%
American Express Credit Corp.	5.875% 05/02/13	2,355,000	2,170,483

Citigroup, Inc.	5.250% 02/27/12	2,605,000	2,359,466
	6.500% 08/19/13	4,005,000	3,559,516

General Electric Capital Corp., MTN
	5.000% 11/15/11	1,400,000	1,354,797
	5.875% 02/15/12	1,695,000	1,643,033
	6.000% 06/15/12	2,995,000	2,890,696

Goldman Sachs Group, Inc.	6.150% 04/01/18	2,870,000	2,386,445

HSBC Finance Corp.	5.500% 01/19/16	2,900,000	2,616,409

Lehman Brothers Holdings, Inc.	5.625% 01/24/13 (e)(i)	2,620,000	327,500

Morgan Stanley	6.750% 04/15/11	2,000,000	1,480,230

	Diversified Financial Services Total		20,788,575

Insurance – 0.6%
New York Life Global Funding	4.650% 05/09/13 (c)	2,000,000	1,998,730

Prudential Financial, Inc.	5.100% 09/20/14	1,441,000	1,308,925

	Insurance Total		3,307,655

	Financials Total		48,696,882

Industrials – 0.7%
Machinery – 0.7%
Caterpillar Financial Services Corp.	4.850% 12/07/12	265,000	257,937
	5.850% 09/01/17	2,715,000	2,557,943
	7.050% 10/01/18	920,000	918,651

	Machinery Total		3,734,531

	Industrials Total		3,734,531

Technology – 2.0%
Computers – 1.2%
Hewlett-Packard Co.	4.500% 03/01/13	2,900,000	2,786,546

International Business Machines Corp.	5.700% 09/14/17	3,600,000	3,487,241

	Computers Total		6,273,787

Office/Business Equipment – 0.1%
Xerox Corp.	6.400% 03/15/16	950,000	884,724

	Office/Business Equipment Total		884,724

Software – 0.7%
Oracle Corp.	5.250% 01/15/16	3,825,000	3,601,134

	Software Total		3,601,134

	Technology Total		10,759,645

See Accompanying Notes to Financial Statements.

7

Columbia Bond Fund

September 30, 2008 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($)	Value ($)
Utilities – 3.1%
Electric – 3.1%

Consolidated Edison Co. of New York	5.850% 04/01/18	3,500,000	3,322,865

Duke Energy Carolinas LLC	5.100% 04/15/18	1,000,000	930,200
	5.250% 01/15/18	2,000,000	1,890,820

Georgia Power Co.	5.700% 06/01/17	1,185,000	1,155,302

Nisource Finance Corp.	5.250% 09/15/17	685,000	567,023

Pacific Gas & Electric Co.	5.625% 11/30/17	3,500,000	3,308,060

Peco Energy Co.	5.350% 03/01/18	3,175,000	2,884,297

Virginia Electric & Power Co.	5.950% 09/15/17	3,050,000	2,902,654

	Electric Total		16,961,221

	Utilities Total		16,961,221

	Total Corporate Fixed-Income Bonds & Notes (Cost of $137,084,600)		124,694,458

Commercial Mortgage-Backed Securities – 15.9%
Asset Securitization Corp.	8.044% 04/14/29 (a)	4,225,000	4,249,315

Bank of America Commercial Mortgage, Inc.	4.760% 11/10/39	2,497,000	2,281,714

Bear Stearns Commercial Mortgage Securities	4.933% 02/13/42 (a)	1,335,000	1,208,761
	5.518% 09/11/41	5,000,000	4,617,820
	5.742% 09/11/42	5,000,000	4,282,878

Chase Commercial Mortgage Securities Corp.	6.484% 02/12/16 (a)(c)	4,415,000	4,418,557

Credit Suisse First Boston Mortgage Securities Corp.	6.006% 11/15/36 (c)	1,000,000	827,878

GE Capital Commercial Mortgage Corp.	6.734% 01/15/33	6,775,000	6,328,829

GMAC Commercial Mortgage Securities	7.080% 05/15/33 (a)	1,781,000	1,779,268

Greenwich Capital Commercial Funding Corp.	5.317% 06/10/36	3,449,000	3,249,375

GS Mortgage Securities Corp. II	5.993% 08/10/45 (a)	1,855,000	1,583,701
	6.526% 08/15/18 (c)	1,905,000	1,910,439

LB-UBS Commercial Mortgage Trust	6.462% 03/15/31	2,360,000	2,370,690

Merrill Lynch Mortgage Trust	4.747% 06/12/43 (a)	2,500,000	2,223,559

See Accompanying Notes to Financial Statements.

8

Columbia Bond Fund

September 30, 2008 (Unaudited)

Commercial Mortgage-Backed Securities (continued)

		Par ($)	Value ($)

Morgan Stanley Capital I	4.989% 08/13/42	1,390,000	1,251,450
	5.168% 01/14/42	2,979,000	2,734,095
	5.283% 11/12/41 (a)	1,180,000	1,131,494
	5.328% 11/12/41	3,000,000	2,611,859
	5.378% 11/14/42 (a)	1,220,000	1,124,328
	5.984% 08/12/41 (a)	1,590,000	1,439,376

Morgan Stanley Dean Witter Capital I	4.740% 11/13/36	1,245,000	1,162,283
	5.980% 01/15/39	1,790,000	1,758,191
	7.500% 10/15/33	3,150,000	3,218,808

Nomura Asset Securities Corp.	7.793% 03/15/30 (a)	5,571,000	5,818,678

Wachovia Bank Commercial Mortgage Trust	4.608% 12/15/35	3,601,000	3,464,011
	5.001% 07/15/41	6,099,000	5,991,595
	5.087% 07/15/42	2,726,000	2,605,503
	5.230% 07/15/41	3,905,000	3,747,807
	5.609% 03/15/45 (a)	1,905,000	1,558,609
	6.287% 04/15/34	4,225,000	4,173,787

	Total Commercial Mortgage-Backed Securities (Cost of $90,529,324)		85,124,658

Asset-Backed Securities – 8.1%
Capital Auto Receivables Asset Trust	4.460% 07/15/14	4,690,000	4,459,531
	5.210% 03/17/14	2,015,000	1,897,423
	5.500% 04/20/10 (c)	4,200,000	4,086,184

Capital One Multi-Asset Execution Trust	4.850% 11/15/13	3,095,000	3,016,867
	4.850% 02/18/14	3,375,000	3,279,652

Carmax Auto Owner Trust	5.270% 11/15/12	1,500,000	1,475,739

Chase Issuance Trust	4.260% 05/15/13	4,085,000	3,980,299

Citibank Credit Card Issuance Trust	4.750% 10/22/12	620,000	614,689

Daimler Chrysler Auto Trust	4.480% 08/08/14	920	869

Discover Card Master Trust	5.100% 10/15/13	3,940,000	3,848,274

Franklin Auto Trust	5.360% 05/20/16	1,030,000	997,614

Honda Auto Receivables Owner Trust	4.470% 01/18/12	1,635,000	1,593,475

Nissan Auto Receivables Owner Trust	4.280% 06/16/14	4,350,000	4,084,236

USAA Auto Owner Trust	4.280% 10/15/12	6,610,000	6,462,413
	4.500% 10/15/13	3,785,000	3,650,028

	Total Asset-Backed Securities (Cost of $44,833,038)		43,447,293

See Accompanying Notes to Financial Statements.

9

Columbia Bond Fund

September 30, 2008 (Unaudited)

Government & Agency Obligations – 5.5%

		Par ($)	Value ($)
U.S. Government Agencies – 2.4%
Federal Home Loan Mortgage Corp.	4.875% 06/13/18 (f)	4,865,000	4,930,755

Federal National Mortgage Association	5.375% 06/12/17 (f)	7,630,000	7,999,834

	U.S. Government Agencies Total		12,930,589

U.S. Government Obligations – 3.1%
U.S. Treasury Bonds	4.375% 02/15/38 (f)(g)	10,540,000	10,674,216
	6.250% 05/15/30 (f)	1,000,000	1,255,938

U.S. Treasury Inflation Indexed Bonds	2.375% 01/15/27 (f)	4,247,692	4,107,982

U.S. Treasury Notes	3.125% 08/31/13 (f)	540,000	544,134

	U.S. Government Obligations Total		16,582,270

	Total Government & Agency Obligations (Cost of $28,838,397)		29,512,859

Collateralized Mortgage Obligations – 2.8%
Agency – 1.0%
Federal Home Loan Mortgage Corporation	6.500% 07/15/31	2,012,990	2,081,572

Federal National Mortgage Association	5.000% 08/25/27	3,080,000	3,089,361

	Agency Total		5,170,933

Non-Agency – 1.8%
Countrywide Alternative Loan Trust	5.500% 07/25/34	2,082,713	1,968,418

JPMorgan Mortgage Trust	5.138% 09/25/35 (a)	6,332,393	5,869,233

Wells Fargo Mortgage Backed Securities Trust	4.538% 02/25/35 (a)	2,329,764	1,993,651

	Non-Agency Total		9,831,302

	Total Collateralized Mortgage Obligations (Cost of $15,937,243)		15,002,235

Municipal Bond – 0.3%
Massachusetts – 0.3%
MA Bay Transportation Authority, Massachusetts Sales Tax Revenue Bonds, Series A	5.000% 07/01/31	1,590,000	1,529,294

	Massachusetts Total		1,529,294

	Total Municipal Bond (Cost of $1,747,942)		1,529,294

See Accompanying Notes to Financial Statements.

10

Columbia Bond Fund

September 30, 2008 (Unaudited)

Securities Lending Collateral – 5.8%	Shares	Value ($)

State Street Navigator Securities Lending Prime Portfolio (h) (7 day yield of 2.719%)	31,021,205	31,021,205

Total Securities Lending Collateral (Cost of $31,021,205)		31,021,205

	Par ($)
Short-Term Obligation – 0.7%
Repurchase agreement with Fixed Income Clearing Corp., dated 09/30/08, due 10/01/08 at 1.400%, collateralized by a U.S. Government Agency Obligation maturing 07/15/37, market value $4,055,780 (repurchase proceeds $3,975,155)	3,975,000	3,975,000

Total Short-Term Obligation (Cost of $3,975,000)		3,975,000

	Total Investments – 105.9% (Cost of $585,308,913) (j)	568,320,300

	Obligation to Return Collateral for Securities Loaned – (5.8)%	(31,021,205)

Other Assets & Liabilities, Net – (0.1)%		(775,133)

Net Assets – 100.0%		536,523,962

Notes to Investment Portfolio:

(a)	The interest rate shown on floating rate or variable rate securities reflects the rate at September 30, 2008.

(b)	Security purchased on a delayed delivery basis.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2008, these securities, which are not illiquid, amounted to $15,328,045, which represents 2.9% of net assets.

(d)	Perpetual Maturity. Maturity date presented represents the next call date.

(e)	The issuer filed for bankruptcy protection under Chapter 11 on September 15, 2008. As a result of this bankruptcy filing, income is no longer being accrued on this security. At September 30, 2008, the value of this security represents 0.1% of net assets.

(f)	All or a portion of this security was on loan at September 30, 2008. The total market value of securities on loan at September 30, 2008 is $29,689,693.

(g)	A portion of this security with a market value of $202,547 is pledged as collateral for open futures contracts.

(h)	Investment made with cash collateral received from securities lending activity.

(i)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. The value of this security amounted to $327,500, which represents 0.1% of net assets.

(j)	Cost for federal income tax purposes is $585,308,913.

At September 30, 2008, the Fund held the following open long futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Depreciation
2-Year U.S. Treasury Notes	35	$4,101,016	$4,103,317	Dec-2008	$(2,301)

Acronym	Name
MTN	Medium-Term Note

See Accompanying Notes to Financial Statements.

11

Columbia Bond Fund

September 30, 2008 (Unaudited)

At September 30, 2008, the asset allocation of the Fund is as follows:

Asset Allocation	% of Net Assets
Mortgage-Backed Securities	43.6
Corporate Fixed-Income Bonds & Notes	23.2
Commercial Mortgage-Backed Securities	15.9
Asset-Backed Securities	8.1
Government & Agency Obligations	5.5
Collateralized Mortgage Obligations	2.8
Municipal Bond	0.3

99.4
Securities Lending Collateral	5.8
Short-Term Obligation	0.7
Obligation to Return Collateral for Securities Loaned	(5.8)
Other Assets & Liabilities, Net	(0.1)

100.0

See Accompanying Notes to Financial Statements.

12

Statement of Assets and Liabilities – Columbia Bond Fund

September 30, 2008 (Unaudited)

		($)
Assets	Investments, at cost	585,308,913

	Investments, at value (includes securities on loan of $29,689,693)	568,320,300
	Cash	379
	Receivable for:
	Investments sold	1,848,212
	Investments sold on a delayed delivery basis	4,252,268
	Fund shares sold	208,528
	Interest	3,928,196
	Securities lending	33,593
	Expense reimbursement due from investment advisor and/or administrator	59,093
	Trustees’ deferred compensation plan	1,674
	Other assets	44,640

	Total Assets	578,696,883

Liabilities	Collateral on securities loaned	31,021,205
	Payable for:
	Investments purchased	4,625,007
	Investments purchased on a delayed delivery basis	4,217,187
	Fund shares repurchased	285,141
	Futures variation margin	2,301
	Distributions	1,409,810
	Investment advisory fee	281,423
	Administration fee	36,981
	Transfer agent fee	212,741
	Pricing and bookkeeping fees	13,562
	Trustees’ fees	4,474
	Custody fee	11,451
	Distribution and service fees	135
	Chief compliance officer expenses	42
	Trustees’ deferred compensation plan	1,674
	Other liabilities	49,787

	Total Liabilities	42,172,921

	Net Assets	536,523,962

Net Assets Consist of	Paid-in capital	552,818,833
	Undistributed net investment income	454,131
	Accumulated net realized gain	241,912
	Net unrealized depreciation on:
	Investments	(16,988,613)
	Futures contracts	(2,301)

	Net Assets	536,523,962

See Accompanying Notes to Financial Statements.

13

Statement of Assets and Liabilities (continued) – Columbia Bond Fund

September 30, 2008 (Unaudited)

Class A	Net assets	$291,382
	Shares outstanding	33,452
	Net asset value per share	$8.71	(a)
	Maximum sales charge	4.75%
	Maximum offering price per share ($8.71/0.9525)	$9.14	(b)

Class C	Net assets	$156,053
	Shares outstanding	17,903
	Net asset value and offering price per share	$8.72	(a)

Class Z	Net assets	$536,076,527
	Shares outstanding	61,491,453
	Net asset value and offering price per share	$8.72

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

14

Statement of Operations – Columbia Bond Fund

For the Six Months Ended September 30, 2008 (Unaudited)

		($)
Investment Income	Interest	14,612,444
	Securities lending	121,410

	Total Investment Income	14,733,854

Expenses	Investment advisory fee	1,707,574
	Administration fee	349,570
	Distribution fee:
	Class C	172
	Shareholder service fee:
	Class A	157
	Class C	58
	Transfer agent fee	251,053
	Pricing and bookkeeping fees	66,831
	Trustees’ fees	14,457
	Custody fee	24,154
	Chief compliance officer expenses	242
	Other expenses	58,195

	Total Expenses	2,472,463

	Fees waived or expenses reimbursed by investment advisor and/or administrator	(669,177)
	Expense reductions	(1,064)

	Net Expenses	1,802,222

	Net Investment Income	12,931,632

Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts	Net realized gain on:
	Investments	258,625
	Futures contracts	171,166

	Net realized gain	429,791

	Net change in unrealized depreciation on:
	Investments	(22,667,502)
	Futures contracts	(3,615)

	Net change in unrealized appreciation (depreciation)	(22,671,117)

	Net Loss	(22,241,326)

	Net Decrease Resulting from Operations	(9,309,694)

See Accompanying Notes to Financial Statements.

15

Statement of Changes in Net Assets – Columbia Bond Fund

Increase (Decrease) in Net Assets		(Unaudited) Six Months Ended September 30, 2008 ($)	Year Ended March 31, 2008 ($) (a)(b)(c)(d)
Operations	Net investment income	12,931,632	24,982,891
	Net realized gain on investments, futures contracts and swap contracts	429,791	2,406,472
	Net change in unrealized appreciation (depreciation) on investments and futures contracts	(22,671,117)	4,583,516

	Net Increase (Decrease) Resulting from Operations	(9,309,694)	31,972,879

Distributions to Shareholders	From net investment income:
	Class A	(2,770)	(1)
	Class C	(834)	(1)
	Institutional Shares	—	(10,326,953)
	Retirement Shares	—	(42)
	Class Z	(12,834,069)	(14,316,268)
	From net realized gains:
	Class A	(217)	—
	Class C	(13)	—
	Class Z	(729,525)	—

	Total Distributions to Shareholders	(13,567,428)	(24,643,265)
	Net Capital Share Transactions	12,600,105	(12,248,408)

	Total Decrease in Net Assets	(10,277,017)	(4,918,794)

Net Assets	Beginning of period	546,800,979	551,719,773
	End of period	536,523,962	546,800,979
	Undistributed net investment income at end of period	454,131	360,172

(a)	The Fund’s Class A and Class C shares commenced operations on March 31, 2008.

(b)	On March 31, 2008, the Predecessor Fund’s Shares class was reorganized into the Fund’s Class Z shares. The financial information of Class Z shares includes the financial information of the Predecessor Fund’s Shares class.

(c)	On March 31, 2008, the Predecessor Fund’s Institutional Shares class was reorganized into the Fund’s Class Z shares.
(d)	On March 25, 2008, the Retirement Shares class was fully redeemed.

See Accompanying Notes to Financial Statements.

16

Statement of Changes in Net Assets (continued) – Columbia Bond Fund

	(Unaudited) Six Months Ended September 30, 2008		Year Ended March 31, 2008
Capital Stock Activity	Shares	Dollars ($)	Shares	Dollars ($) (a)(b)(c)(d)
Class A
Subscriptions	46,465	412,900	1,086	10,000
Distributions reinvested	314	2,779	—	—
Redemptions	(14,413)	(127,290)	—	—

Net Increase	32,366	288,389	1,086	10,000

Class C
Subscriptions	17,115	152,344	1,086	10,000
Distributions reinvested	96	848	—	—
Redemptions	(394)	(3,477)	—	—

Net Increase	16,817	149,715	1,086	10,000

Institutional Shares
Subscriptions	—	—	2,255,471	20,245,143
Distributions reinvested	—	—	180,630	1,623,268
Exchange in connection with reorganization	—	—	(23,599,367)	(214,186,055)
Redemptions	—	—	(5,306,613)	(47,614,408)

Net Decrease	—	—	(26,469,879)	(239,932,052)

Retirement Shares
Distributions reinvested	—	—	5	39
Redemptions	—	—	(124)	(1,120)

Net Decrease	—	—	(119)	(1,081)

Class Z
Subscriptions	6,456,248	57,942,950	8,925,765	80,128,049
Distributions reinvested	539,897	4,800,471	698,481	6,292,953
Exchange in connection with reorganization	—	—	23,625,387	214,186,055
Redemptions	(5,647,594)	(50,581,420)	(8,072,458)	(72,942,332)

Net Increase	1,348,551	12,162,001	25,177,175	227,664,725

(a)	The Fund’s Class A and Class C shares commenced operations on March 31, 2008.

(b)	On March 31, 2008, the Predecessor Fund’s Shares class was reorganized into the Fund’s Class Z shares. The financial information of Class Z shares includes the financial information of the Predecessor Fund’s Shares class.

(c)	On March 31, 2008, the Predecessor Fund’s Institutional Shares class was reorganized into the Fund’s Class Z shares.

(d)	On March 25, 2008, the Retirement Shares class was fully redeemed.

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia Bond Fund

Selected data for a share outstanding throughout each period is as follows:

Class A Shares	(Unaudited) Six Months Ended September 30, 2008	Period Ended March 31, 2008 (a)
Net Asset Value, Beginning of Period	$9.09	$9.09

Income from Investment Operations:
Net investment income (b)	0.20	—	(c)
Net realized and unrealized gain (loss) on investments, futures contracts and swap contracts	(0.37)	—	(c)

Total from Investment Operations	(0.17)	—	(c)

Less Distributions to Shareholders:
From net investment income	(0.20)	—	(c)
From net realized gains	(0.01)	—

Total Distributions to Shareholders	(0.21)	—	(c)

Net Asset Value, End of Period	$8.71	$9.09
Total return (d)(e)(f)	(1.93)%	0.01%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)(h)	0.91%	0.91%
Waiver/Reimbursement (h)	0.25%	0.14%
Net investment income (g)(h)	4.42%	4.16%
Portfolio turnover rate (f)	87%	49%
Net assets, end of period (000’s)	$291	$10

(a)	Class A shares commenced operations on March 31, 2008. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

See Accompanying Notes to Financial Statements.

18

Financial Highlights – Columbia Bond Fund

Selected data for a share outstanding throughout each period is as follows:

Class C Shares	(Unaudited) Six Months Ended September 30, 2008	Period Ended March 31, 2008 (a)
Net Asset Value, Beginning of Period	$9.09	$9.09

Income from Investment Operations:
Net investment income (b)	0.16	—	(c)
Net realized and unrealized gain (loss) on investments, futures contracts and swap contracts	(0.35)	—	(c)

Total from Investment Operations	(0.19)	—	(c)

Less Distributions to Shareholders:
From net investment income	(0.17)	—	(c)
From net realized gains	(0.01)	—

Total Distributions to Shareholders	(0.18)	—	(c)

Net Asset Value, End of Period	$8.72	$9.09
Total return (d)(e)(f)	(2.16)%	0.01%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)(h)	1.66%	1.66%
Waiver/Reimbursement (h)	0.25%	0.14%
Net investment income (g)(h)	3.64%	3.41%
Portfolio turnover rate (f)	87%	49%
Net assets, end of period (000’s)	$156	$10

(a)	Class C shares commenced operations on March 31, 2008. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

See Accompanying Notes to Financial Statements.

19

Financial Highlights – Columbia Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended September 30, 2008		Year Ended March 31,
Class Z Shares			2008 (a)(b)	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$9.09		$8.98	$8.84	$9.15	$9.43	$9.43

Income from Investment Operations:
Net investment income	0.21	(c)	0.40 (c)	0.39 (c)	0.37 (c)	0.37 (c)	0.38
Net realized and unrealized gain (loss) on investments, futures contracts and swap contracts	(0.36)		0.10	0.14	(0.18)	(0.23)	0.14

Total from Investment Operations	(0.15)		0.50	0.53	0.19	0.14	0.52

Less Distributions to Shareholders:
From net investment income	(0.21)		(0.39)	(0.39)	(0.38)	(0.37)	(0.38)
From net realized gains	(0.01)		—	—	(0.12)	(0.05)	(0.14)

Total Distributions to Shareholders	(0.22)		(0.39)	(0.39)	(0.50)	(0.42)	(0.52)

Net Asset Value, End of Period	$8.72		$9.09	$8.98	$8.84	$9.15	$9.43
Total return (d)(e)	(1.65	)%(f)	5.75%	6.08%	2.00%	1.55%	5.74%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	0.66	%(h)	0.90%	0.90%	0.90%	0.90%	0.87%
Waiver/Reimbursement	0.25	%(h)	0.22%	0.30%	0.40%	0.37%	0.24%
Net investment income (g)	4.74	%(h)	4.45%	4.36%	4.05%	3.99%	4.06%
Portfolio turnover rate	87	%(f)	49%	49%	95%	90%	84%
Net assets, end of period (000’s)	$536,077		$546,781	$313,967	$281,767	$211,932	$269,027

(a)	On March 31, 2008, the Shares class of Core Bond Fund, a series of Excelsior Funds, Inc., was reorganized into the Fund’s Class Z shares. The financial information of Class Z shares includes the financial information of Core Bond Fund’s Shares class.

(b)	On March 31, 2008, Core Bond Fund’s Institutional Shares were exchanged for Class Z shares of the Fund.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return at net asset value assuming all distributions reinvested.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

See Accompanying Notes to Financial Statements.

20

Notes to Financial Statements – Columbia Bond Fund

September 30, 2008 (Unaudited)

Note 1. Organization

Columbia Bond Fund (the “Fund”), a series of Columbia Funds Series Trust I (the “Trust”), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

On March 31, 2008, the Fund acquired all assets and assumed all liabilities of the former Core Bond Fund (the “Predecessor Fund”), a series of Excelsior Funds, Inc. The information contained in this report prior to March 31, 2008 relates to the Predecessor Fund.

Investment Objective

The Fund seeks current income, consistent with minimal fluctuation of principal.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers three classes of shares: Class A, Class C and Class Z. Each share class has its own expense structure and sales charges, as applicable.

On March 31, 2008, the Predecessor Fund’s Shares class and Institutional Shares class were reorganized into Class Z shares of the Fund. Class A and Class C shares of the Fund commenced operations and public offering on March 31, 2008. Retirement Shares class of the Predecessor Fund was fully redeemed on March 25, 2008.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating between $1 million and $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within one year of purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year of purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund’s prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Certain ratios have been reclassified on the Financial Highlights to conform to the current period financial statement presentation. The changes have no effect on the ratios. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust’s Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Swap agreements are stated at fair value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision

21

Columbia Bond Fund

September 30, 2008 (Unaudited)

of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

On April 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). Under SFAS 157, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used, as of September 30, 2008, in valuing the Fund’s assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$47,603,475	$(2,301)
Level 2 – Other Significant Observable Inputs	520,716,825	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$568,320,300	$(2,301)

*	Other financial instruments consist of futures contracts which are not included in the investment portfolio.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161 Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133 (“SFAS 161”), was issued. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity’s derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their hedged positions. Management is evaluating the impact the application of SFAS 161 will have on the Fund’s financial statement disclosures.

Futures Contracts

The Fund may invest in futures for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or as a substitute for a position in an underlying asset.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, LLC (“Columbia”), the Fund’s investment advisor, of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund’s Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A

22

Columbia Bond Fund

September 30, 2008 (Unaudited)

repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Swap Contracts

The Fund may engage in swap transactions such as interest rate and volatility swaps, consistent with its investment objective and policies to obtain a desired return at a lower cost than if the Fund had invested directly in the asset that yielded the desired return.

Swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest or total return throughout the lives of the agreements. The interest to be paid or received on swaps is included in realized gain (loss) on investments. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. A realized gain or loss is recorded upon termination of swap agreements and is equal to the difference between the Fund’s basis in the swap and the proceeds from (or cost of) the closing transaction. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

If there is a default by the counterparty to a swap contract, the Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to the swap contracts or that, in the event of default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to the swap contracts.

The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (“TIPS”). The principal amount of TIPS is adjusted periodically for inflation based on a monthly published index. Interest payments are based on the inflation-adjusted principal at the time the interest is paid. These adjustments are recorded as interest income on the Statement of Operations.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount equal to the delayed delivery commitment.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Corporate actions and dividend income are recorded on the ex-date.

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially

23

Columbia Bond Fund

September 30, 2008 (Unaudited)

all of its tax exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions of net investment income are declared daily and distributed monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The tax character of distributions paid during the year ended March 31, 2008 was as follows:

Ordinary Income*	$24,643,265

*	For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at September 30, 2008, based on cost of investments for federal income tax purposes was:

Unrealized appreciation	$4,489,788
Unrealized depreciation	(21,478,401)
Net unrealized depreciation	$(16,988,613)

The Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109 (“FIN 48”) effective April 1, 2008. FIN 48 requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Fund’s financial statements. However, management’s conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Effective March 31, 2008, Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”), provides investment advisory services to the Fund. Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of Columbia.

24

Columbia Bond Fund

September 30, 2008 (Unaudited)

Columbia receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.65%
$500 million to $1 billion	0.35%
$1 billion to $1.5 billion	0.32%
$1.5 billion to $3 billion	0.29%
$3 billion to $6 billion	0.28%
Over $6 billion	0.27%

For the six month period ended September 30, 2008, the Fund’s effective investment advisory fee rate was 0.63% of the Fund’s average daily net assets.

Administration Fee

Effective March 31, 2008, Columbia provides administrative and other services to the Fund for a monthly administrative fee at the annual rate of 0.15% of the Fund’s average daily net assets less fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below.

Columbia has voluntarily agreed to waive 0.05% of the administration fees payable by the Fund. Columbia, at its discretion, may revise or discontinue this arrangement at any time.

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the “Financial Reporting Services Agreement”) with State Street Bank & Trust Company (“State Street”) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

Transfer Agent Fee

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the six month period ended September 30, 2008, these minimum account balance fees reduced total expenses by $1,005.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and an indirect, a wholly-owned

25

Columbia Bond Fund

September 30, 2008 (Unaudited)

subsidiary of BOA, is the principal underwriter of the Fund’s shares. For the six month period ended September 30, 2008, the Distributor has retained net underwriting discounts of $326 on the sale of the Fund’s Class A shares.

The Fund has adopted distribution and shareholder servicing plans (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act, which require the payment of distribution and service fees. The fees are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors. The Plans require the payment of a monthly service fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to Class C shares only.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Fee Waivers and Expense Reimbursements

Effective March 31, 2008, Columbia has contractually agreed to waive fees and/or reimburse the Fund through July 31, 2009, for certain expenses so that total expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges related to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, will not exceed 0.66% annually of the Fund’s average daily net assets. There is no guarantee that this arrangement will continue after July 31, 2009.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

For the six month period ended September 30, 2008, these custody credits reduced total expenses by $59.

Note 6. Portfolio Information

For the six month period ended September 30, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $519,741,571 and $461,193,374, respectively, of which $341,046,076 and $316,330,741, respectively, were U.S. Government securities.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds. Interest on the uncommitted line of credit is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charges an annual operations agency fee of $40,000 for the committed line of credit and may charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets and are included in “Other expenses” on the Statement of Operations.

For the six month period ended September 30, 2008, the Fund did not borrow under these arrangements.

26

Columbia Bond Fund

September 30, 2008 (Unaudited)

Note 8. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 9. Shares of Beneficial Interest

As of September 30, 2008, the Fund had one shareholder that held greater than 5% of the shares outstanding over which BOA and/or any of its affiliates had either sole or joint investment discretion. The percentage of shares of beneficial interest outstanding held therein is 65.2%.

As of September 30, 2008, the Fund had one shareholder that held greater than 5% of the shares outstanding over which BOA and/or any of its affiliates did not have investment discretion. The percentage of shares of beneficial interest outstanding held therein is 6.8%.

Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 10. Significant Risks and Contingencies

Asset-Backed Securities Risk

Investing in asset-backed securities is subject to certain risks. For example, the value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.

Mortgage-Backed Securities Risk

The value of the mortgage-backed securities may be affected by, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the market’s assessment of the quality of underlying assets. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”) and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the “Distributor”) (collectively, the “Columbia Group”) entered into an Assurance of Discontinuance with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission (“SEC”) (the “SEC Order”) on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the

27

Columbia Bond Fund

September 30, 2008 (Unaudited)

independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court’s memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants’ motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (“ICA”) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (“the CDSC Lawsuit”). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds’ adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court

28

Columbia Bond Fund

September 30, 2008 (Unaudited)

on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds’ adviser and/or its affiliates made certain payments, including plaintiffs’ attorneys’ fees and costs of notice to class members.

Note 11. Subsequent Event

On October 16, 2008 the uncommitted and committed lines of credit discussed in Note 7 were terminated and amended, respectively. The Fund and other affiliated funds now participate in a $280,000,000 committed, unsecured revolving line of credit. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement. Interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% and the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum are accrued and apportioned among the participating funds pro rata based on their relative net assets.

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Important Information About This Report

Transfer Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC

100 Federal Street

Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Bond Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Group, LLC (“Columbia Management”) is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

33

Columbia Bond Fund

Semiannual Report, September 30, 2008

©2008 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

SHC-44/156186-0908 (11/08) 08/62596

Semiannual Report

September 30, 2008

Equity Funds

■	Columbia Blended Equity Fund

■	Columbia Energy and Natural Resources Fund

■	Columbia Mid Cap Core Fund (formerly Columbia Mid Cap Value and Restructuring Fund)

■	Columbia Select Large Cap Growth Fund

■	Columbia Select Opportunities Fund

■	Columbia Select Small Cap Fund

■	Columbia Value and Restructuring Fund

■	Columbia Emerging Markets Fund

■	Columbia International Growth Fund

■	Columbia Pacific/Asia Fund

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

We are pleased to provide this shareholder report for your Columbia Fund and hope you will find the portfolio management details, discussions and performance information helpful in monitoring your investments. As we’ve seen this past year, the financial markets can be quite volatile, with significant short-term price fluctuations. It’s important to keep these ups and downs in perspective, particularly in light of your long-term investment strategy.

Staying the course with your long-term strategy typically involves riding out short-term price fluctuations, though we recognize that at times this can be tough. To support your efforts and give you the information you need to make prudent decisions, Columbia Management offers several valuable online resources. We encourage you to visit www.columbiamanagement.com/investor, where you can receive the most up-to-date information, including:

■

Daily pricing and performance. View pricing and performance from a link in Fund Tracker on the homepage. This listing of funds is updated nightly with the current net asset value and the amount and percentage change from the prior day.

■	News & Commentary. This tab provides links to quarterly fund commentaries and information from our investment strategies group, including trends in the economy and market impact.

If you would like more details on individual funds, select a fund from the dropdown menu on the top right side of the homepage for access to:

■	Monthly and quarterly performance information.
■

Portfolio holdings. Full holdings are updated monthly for money market funds, except for Columbia Cash Reserves and Columbia Money Market Reserves which are updated weekly, monthly for equity funds and quarterly for most other funds.

■	Quarterly fact sheets. Accessible from the Literature tab in each fund page.

By registering on the site, you’ll receive secured, 24-hour access to*:

■	Mutual fund account details with balances, dividend and transaction information
■	Fund Tracker to customize your homepage with current net asset values for the funds that interest you
■	On-line transactions including purchases, exchanges and redemptions
■	Account maintenance for updating your address and dividend payment options
■	Electronic delivery of prospectuses and shareholder reports

I encourage you to visit our website for access to the product information and tools described above. These valuable online resources can help you monitor your investments and provide direct access to your account. All of these tools, and more, can be found on www.columbiamanagement.com/investor.

While your financial advisor is a great resource for investment guidance, you can also access our website or call our service representatives at 800.345.6611 for additional assistance. We thank you for investing with Columbia Management and look forward to helping with your ongoing investment needs.

Sincerely,

Christopher L. Wilson

President, Columbia Funds

*	Some restrictions apply. Shareholders who purchase shares through certain third-party organizations may not have the ability to register for online access.

Fund Profile – Columbia Blended Equity Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 09/30/08

–11.89% Class A shares (without sales charge)

–10.87% S&P 500 Index

Morningstar Style Box

Equity Style

The Morningstar Style Box reveals a fund’s investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar’s database as of month-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. Information shown is as of 08/31/08.

Summary

■

For the six-month period that ended September 30, 2008, the fund’s Class A shares returned negative 11.89% without sales charge. The fund’s benchmark, the S&P 500 Index, returned negative 10.87% for the period.[1] The average return of the fund’s peer group, the Lipper Large-Cap Core Funds Classification, was negative 10.91%.[2] Significant underperformance from materials, industrials and energy holdings accounted for the fund’s modest underperformance relative to its benchmark and peer group. This was partially offset by positive results from the portion of the fund’s portfolio that is managed using a quantitative model.

■

An emphasis on materials, industrials and energy hurt performance late in the period, as fears of a global economic recession and a sharp commodities price correction sparked a sudden and broad sell-off in these sectors. Holdings that are reliant on global growth hurt most, including global energy and commodity trader Noble Group Ltd. and steel manufacturer Nucor Corp. (1.3% and 1.7% of net assets, respectively). Brazilian paper pulp producer Aracruz Celulose SA (1.2% of net assets) incurred a surprising loss on a currency derivative trade, causing its stock to underperform significantly. We believe that the company’s strong market position will remedy the situation. Several financial holdings also hurt, primarily because of the on-going credit crisis. NYSE Euronext (0.8% of net assets) was punished for sub-par cost-cutting execution and growing competition. We continue to hold the stock as we believe exchange business models are well-positioned to benefit from ongoing transaction growth, volatility and increasing regulation of the financial markets.

■

Positive contributors included Johnson & Johnson, National Instruments Corp. (4.8% and 1.3% of net assets, respectively) and Anheuser-Busch Cos., Inc., which we sold after it received an attractive takeover bid. Other positive performers included Wal-Mart Stores, Inc., Kraft Foods, Inc. and Sears Holdings Corp. (4.0%, 0.9% and 1.6% of net assets, respectively), along with several health care names.

■

The markets will likely remain volatile for the foreseeable future, as the world absorbs efforts to address the credit crunch and a seemingly inevitable global slowdown. Yet, over the longer term, we believe that rising living standards in developing economies may drive increased global consumption and escalate energy and commodity prices. We also believe that strong managers of assets are poised to capture value from what remains of troubled financial companies. We are seeking opportunities to invest in attractively valued companies that may be able to capitalize on these trends. To select a portion of the fund’s stocks, management uses a quantitative model designed to increase diversification, minimize the effect of taxes via active tax management and improve the fund’s risk-adjusted returns relative to its benchmark. This approach does not always aid absolute returns, but we believe it may help buoy the fund’s relative performance in today’s markets.

[1]

The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Fund Profile (continued) – Columbia Blended Equity Fund

Portfolio Management

Richard Bayles has co-managed the fund since March 2008 and the Predecessor Fund since December 2004 and has been with the advisor or its predecessors or affiliate organizations since 1990.

Dhruv Toolsidas has co-managed the fund since March 2008 and the Predecessor Fund since 2008 and has been with the advisor or its predecessors or affiliate organizations since 2003.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Performance Information – Columbia Blended Equity Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 10/01/98 – 09/30/08 ($)

Sales charge	without	with
Class A	13,916	13,114
Class C	13,867	13,867
Class Z	13,935	n/a

The table above shows the growth in value of a hypothetical $10,000 investment in each share class of Columbia Blended Equity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Average annual total return as of 09/30/08 (%)

Share class	A		C		Z
Inception	03/31/08		03/31/08		04/25/85
Sales charge	without	with	without	with	without
6-month (cumulative)	–11.89	–16.94	–12.20	–13.01	–11.77
1-year	–19.88	–24.49	–20.16	–20.76	–19.77
5-year	5.91	4.67	5.84	5.84	5.94
10-year	3.36	2.75	3.32	3.32	3.37

Annual operating expense ratio (%)*

Class A	1.33
Class C	2.08
Class Z	1.08

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Net asset value per share

as of 09/30/08 ($)
Class A	23.40
Class C	23.36
Class Z	23.40

Distributions declared per share

04/01/08 – 09/30/08 ($)
Class A	2.20
Class C	2.15
Class Z	2.24

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

The Fund commenced operations on March 31, 2008. The returns of the Class A and Class C shares shown for periods prior to March 31, 2008 are those of the Shares class shares of the Blended Equity Fund, the predecessor to the Fund and a series of Excelsior Funds, Inc. (the “Predecessor Fund”). The returns shown reflect applicable sales charges, but have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for the periods prior to March 31, 2008 would be lower. The returns of the Class Z shares shown for periods prior to March 31, 2008 are those of the Shares class shares of the Predecessor Fund. The returns of Class Z shown have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for all periods would be higher.

Inception date refers to the date on which the Fund class commenced operations for Classes A and C and the date on which the Predecessor Fund class commenced operations for Class Z.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Understanding Your Expenses – Columbia Blended Equity Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “actual”. Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchase and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

04/01/08 – 09/30/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	881.48	1,018.55	6.13	6.58	1.30
Class C	1,000.00	1,000.00	878.42	1,014.79	9.65	10.35	2.05
Class Z	1,000.00	1,000.00	882.68	1,019.80	4.96	5.32	1.05

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the portfolio’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Fund Profile – Columbia Energy and Natural Resources Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 09/30/08

–21.37% Class A shares (without sales charge)

–10.87% S&P 500 Index

Morningstar Style Box

Equity Style

The Morningstar Style Box reveals a fund’s investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar’s database as of month-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. Information shown is as of 08/31/08.

Summary

■

For the six-month period that ended September 30, 2008, the fund’s Class A shares returned negative 21.37% without sales charge. The fund’s benchmark, the S&P 500 Index, returned negative 10.87% for the period.[1] The average return of the fund’s peer group, the Lipper Natural Resources Funds Classification, was negative 16.95%.[2] The fund’s disappointing results can be attributed largely to a significant decline in oil prices, lower global demand and unprecedented market volatility during the third quarter.

■

Against a challenging economic backdrop, we sought out defensive names, increasing the fund’s exposure to major integrated oil companies which tend to be less sensitive to changing oil prices than other segments of the energy sector. We established new positions in Chevron Corp., Hess Corp. and Marathon Oil Corp. (5.3%, 2.7% and 2.2% of net assets, respectively) and significantly increased the fund’s exposure to Exxon Mobil Corp. (7.2% of net assets). Small cap oil and natural gas producers were pressured by lower prices, generating disappointing returns for Oilsands Quest, Inc., Gasco Energy, Inc. and SandRidge Energy, Inc. (1.0%, 1.5% and 1.1% of net assets, respectively).

■

Because of the sharp fall in oil prices, we reduced exposure to independent oil and natural gas producers. We used the proceeds to increase exposure to utilities, which tend to provide higher dividend yields and some shelter during periods of market uncertainty. Because we were concerned about a decline in global demand, particularly from Asia, we reduced the fund’s natural resources exposure by approximately 50%.

■

We believe that the long-term prospects for commodities may be positive as a growing middle class, particularly among emerging markets, may boost global energy demand. Given the anticipated ongoing instability in the financial markets, we plan to maintain significant positions in major integrated oil companies, utilities and selected natural resource issues. In the balance of the portfolio, we plan to emphasize larger cap names with strong balance sheets that we believe have the potential to respond favorably to an economic rebound.

[1]

The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Fund Profile (continued) – Columbia Energy and Natural Resources Fund

Portfolio Management

Michael F. Hoover has managed the fund since March 2008 and the Predecessor Fund since December 1995 and has been with the advisor or its predecessors or affiliate organizations since 1989.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Energy and natural resources stocks have been volatile. They may be affected by rising interest rates and inflation and can also be affected by factors such as natural events (for example, earthquakes or fires) and international politics.

The fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the fund could affect the overall value of the fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the fund’s value will likely be more volatile than the value of more diversified funds.

Performance Information – Columbia Energy and Natural Resources Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 10/01/98 – 09/30/08 ($)

Sales charge	without	with
Class A	43,239	40,750
Class C	42,941	42,941
Class Z	43,280	n/a

The table above shows the growth in value of a hypothetical $10,000 investment in each share class of Columbia Energy and Natural Resources Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Average annual total return as of 09/30/08 (%)

Share class	A		C		Z
Inception	09/28/07		09/28/07		12/31/92
Sales charge	without	with	without	with	without
6-month (cumulative)	–21.37	–25.90	–21.64	–22.41	–21.29
1-year	–15.73	–20.57	–16.31	–17.02	–15.65
5-year	22.56	21.11	22.39	22.39	22.59
10-year	15.77	15.08	15.69	15.69	15.78

Annual operating expense ratio (%)*

Class A	1.26
Class C	2.01
Class Z	1.01

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Net asset value per share

as of 09/30/08 ($)
Class A	19.79
Class C	19.65
Class Z	19.81

Distributions declared per share

04/01/08 – 09/30/08 ($)
Class A	0.40
Class C	0.40
Class Z	0.40

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower. The Fund commenced operations on March 31, 2008. The returns of the Class A and Class C shares shown include the returns of Class A shares or Class C shares, as applicable, of Energy and Natural Resources Fund, the predecessor to the Fund and a series of Excelsior Funds, Inc. (the “Predecessor Fund”), for periods after September 27, 2007, and include the returns of Shares class shares of the Predecessor Fund for periods prior to September 28, 2007. The returns shown reflect applicable sales charges, but have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for the periods prior to September 28, 2007 would be lower. The returns of the Class Z shares shown for periods prior to March 31, 2008 are those of the Shares class shares of the Predecessor Fund. The returns of Class Z shares shown have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for all periods would be higher.

Inception date refers to the date on which the Predecessor Fund class commenced operations.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume the reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Understanding Your Expenses – Columbia Energy and Natural Resources Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “actual”. Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

04/01/08 – 09/30/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	786.32	1,019.10	5.33	6.02	1.19
Class C	1,000.00	1,000.00	783.61	1,015.34	8.67	9.80	1.94
Class Z	1,000.00	1,000.00	787.12	1,020.36	4.21	4.76	0.94

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the portfolio’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Fund Profile – Columbia Mid Cap Core Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 09/30/08

–19.99% Class A shares (without sales charge)

–10.58% Russell Mid Cap Index

–7.46% Russell Mid Cap Value Index

Morningstar Style Box

Equity Style

The Morningstar Style Box reveals a fund’s investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar’s database as of month-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. Information shown is as of 08/31/08.

Summary

■

For the six-month period that ended September 30, 2008, the fund’s Class A shares returned negative 19.99% without sales charge. The fund’s benchmarks, the Russell Mid Cap Index and the Russell Mid Cap Value Index, returned negative 10.58% and negative 7.46%, respectively, for the period.[1] The average return of the fund’s peer group, the Lipper Mid Cap Value Funds Classification, was negative 9.75%.[2] Steep declines for two stocks and exposure to industrials contributed to the fund’s underperformance. Because the fund had a highly concentrated portfolio of approximately 35-40 stocks, larger positions had a significant impact on returns.

■

The fund’s biggest detractors were investment bank Lehman Brothers, which declared bankruptcy and Aracruz Celulose SA (3.4% of net assets), a Brazilian paper and pulp company, which declined significantly in response to lower-than-expected demand and a large loss from currency hedging. We exited our Lehman Brothers position at a sizeable loss. Industrial stocks, which were strained by the credit crisis, also had a negative impact. The worst performers were Celanese Corp., a specialty chemical producer; Eaton Corp., an industrial manufacturer; and Sterlite Industries India Ltd., a copper and aluminum company (2.7%, 2.4% and 2.2% of net assets, respectively).

■

Falling oil prices and weaker demand added pressure to the energy sector, which declined during the last three months of the period. Holdings in Williams Companies, El Paso Corp. and Tenaris SA (4.7%, 2.7% and 1.9% of net assets respectively) plummeted. Despite the near term challenges, we held our stake in energy. The fund’s three best performers were in consumer staples, a sector that was somewhat insulated from the effects of economic downturns. Constellation Brands, Inc., an alcoholic beverage producer, and Dean Foods Co. (3.3% and 1.8% of net assets respectively), a global dairy distributor, generated positive results. During the period, the fund added Dr. Pepper Snapple Group, Inc. (2.5% of net assets), a beverage distributor that was spun out of Cadbury, its parent company.

■

Given the near-term challenges to the markets and the economy, we maintained a consistent approach to our investments. We assess a company’s intrinsic value and seek to identify securities that we believe have been significantly mispriced by the market. We believe that these companies are best positioned to weather the ongoing economic challenges and market volatility in the months ahead.

[1]

The Russell Mid Cap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization. The Russell Mid Cap Value Index measures the performance of those Russell Mid Cap companies with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Fund Profile (continued) – Columbia Mid Cap Core Fund

Portfolio Management

Timothy Evnin managed the fund from July 2000 through October 31, 2008 and has been with the advisor or its predecessors or affiliate organizations since 1987.

Effective November 1, 2008, Peter Santoro and Craig Leopold will take over as co-managers of the fund.

Peter Santoro has co-managed the fund since November 2008 and has been with the advisor or its predecessors or affiliate organizations since 2003.

Craig Leopold has co-managed the fund since November 2008 and has been with the advisor or its predecessors or affiliate organizations since 2003.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

Stocks of mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. The price of the company’s stock may not approach the value the manager has placed on it.

Performance Information – Columbia Mid Cap Core Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 10/01/98 – 09/30/08 ($)

Sales Charge	without	with
Class A	23,309	21,975
Class C	23,229	23,229
Class R	22,929	22,929
Class Z	23,341	n/a

The table above shows the growth in value of a hypothetical $10,000 investment in each share class of Columbia Mid Cap Core Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Average annual total return as of 09/30/08 (%)

Share class	A		C		R	Z
Inception	03/31/08		03/31/08		12/31/04	05/31/96
Sales charge	without	with	without	with	without	without
6-month (cumulative)	–19.99	–24.61	–20.27	–21.06	–20.03	–19.88
1-year	–34.73	–38.49	–34.95	–35.58	–34.95	–34.64
5-year	3.35	2.14	3.28	3.28	3.01	3.38
10-year	8.83	8.19	8.79	8.79	8.65	8.85

Annual operating expense ratio (%)*

Class A	1.26
Class C	2.01
Class R	1.51
Class Z	1.01

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Net asset value per share

as of 09/30/08 ($)
Class A	14.58
Class C	14.55
Class R	14.43
Class Z	14.59

Distributions declared per share

04/01/08 – 09/30/08 ($)
Class A	0.07
Class C	0.04
Class R	0.06
Class Z	0.08

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

The Fund commenced operations on March 31, 2008. The returns of the Class A and Class C shares shown for periods prior to March 31, 2008 are those of the Shares class shares of Mid Cap Value and Restructuring, the predecessor to the Fund and a series of Excelsior Funds Trust (the “Predecessor Fund”). The returns shown reflect applicable sales charges, but have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for the period prior to March 31, 2008 would be lower. The returns of Class R shares shown include the returns of Retirement Shares class shares of the Predecessor Fund for periods after December 30, 2004, and include the returns of Shares class shares of the Predecessor Fund for periods prior to December 31, 2004. The returns shown reflect that Class R shares are sold without sales charges, but have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for all periods would be lower. The returns of the Class Z shares shown for periods prior to March 31, 2008 are those of the Shares class shares of the Predecessor Fund. The returns shown reflect that Class Z shares are sold without sales charges, but have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for all periods would be higher. The inception of the predecessor fund is May 31, 1996.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with distribution (Rule 12b-1) fees. Class R shares and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Understanding Your Expenses – Columbia Mid Cap Core Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “actual”. Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

04/01/08 – 09/30/08
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	800.10	1,018.75	5.69	6.38	1.26
Class C	1,000.00	1,000.00	797.30	1,014.99	9.06	10.15	2.01
Class R	1,000.00	1,000.00	799.70	1,017.50	6.81	7.64	1.51
Class Z	1,000.00	1,000.00	801.21	1,020.00	4.56	5.11	1.01

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the portfolio’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Fund Profile – Columbia Select Large Cap Growth Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 09/30/08

–15.75% Class A shares (without sales charge)

–11.23% Russell 1000 Growth Index

Morningstar Style Box

Equity Style

The Morningstar Style Box reveals a fund’s investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar’s database as of month-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. Information shown is as of 08/31/08.

Summary

■

For the six-month period that ended September 30, 2008, the fund’s Class A shares returned negative 15.75% without sales charge. The fund’s benchmark, the Russell 1000 Growth Index, returned negative 11.23% for the period.[1] The average return of the fund’s peer group, the Lipper Large Cap Growth Funds Classification, was negative 12.67%.[2] Stock selection, mainly in technology, generally accounted for the fund’s underperformance relative to its benchmark and peer group.

■

In the technology sector, Akamai Technologies, Inc. and Research in Motion Ltd. (4.4% and 3.0% of net assets, respectively) were among the biggest negative contributors. Akamai provides a platform for global Internet content, while Research in Motion makes the Blackberry hand-held communications device. Given prospects for slower economic growth, both companies said they anticipate lower profits in the future and their share prices fell sharply as a result. However, the fund had no exposure to energy and materials, which made a positive contribution to relative performance as prices of oil and other commodities fell after peaking in early July. At the same time, the fund enjoyed good returns from some of its health care holdings. One was Genentech, Inc., a major biotechnology company, which the fund sold during the period. Its stock rose sharply when a large pharmaceutical company that already owns part of Genentech announced plans to acquire the rest of the firm. Alcon, Inc. (3.5% of net assets), which makes products to treat eye diseases and disorders, also did well. The eye care industry, like much of the health care business, has experienced rapid growth as the overall population ages.

■

In spite of the turmoil in the stock market, our fundamental strategy remains the same. We invest in two to three dozen companies that have the potential for high earnings growth and strong cash flow and relatively little debt. We believe this puts them in a better position to spend on research and development, new products and marketing, which should help them gain market share. As a result, we believe they will come out of this difficult period in a stronger and more competitive position.

[1]

The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Fund Profile (continued) – Columbia Select Large Cap Growth Fund

Portfolio Management

Thomas Galvin has managed the fund since March 2008 and the Predecessor Fund since February 2003 and has been with the advisor or its predecessors or affiliate organizations since 2003.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in growth stocks incurs the possibility of losses because their prices are sensitive to changes in current or expected earnings.

Performance Information – Columbia Select Large Cap Growth Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 10/01/98 – 09/30/08 ($)

Sales charge	without	with
Class A	11,187	10,543
Class C	11,105	11,105
Class R	10,964	n/a
Class Z	11,210	n/a

The table above shows the growth in value of a hypothetical $10,000 investment in each share class of Columbia Select Large Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Average annual total return as of 09/30/08 (%)

Share class	A		C		R	Z
Inception	09/28/07		09/28/07		12/31/04	10/01/97
Sales charge	without	with	without	with	without	without
6-month (cumulative)	–15.75	–20.60	–16.07	–16.91	–15.87	–15.58
1-year	–21.65	–26.14	–22.22	–23.00	–21.92	–21.48
5-year	6.68	5.43	6.52	6.52	6.25	6.72
10-year	1.13	0.53	1.05	1.05	0.92	1.15

Annual operating expense ratio (%)*

Class A	1.33
Class C	2.08
Class R	1.58
Class Z	1.08

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Net asset value per share

as of 09/30/08 ($)
Class A	9.52
Class C	9.45
Class R	9.33
Class Z	9.54

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

The Fund commenced operations on March 31, 2008. The returns of Class A and Class C shares include the returns of Class A shares or Class C shares, as applicable, of Large Cap Growth Fund, the predecessor to the Fund and a series of Excelsior Funds, Inc. (the “Predecessor Fund”), for periods after September 27, 2007, and also include the returns of Shares class shares of the Predecessor Fund for periods prior to September 28, 2007. The returns shown reflect applicable sales charges, but have not been adjusted to reflect differences in expenses. If differences in expenses had been reflected, the returns shown for the period prior to September 28, 2007 would have been lower. The returns of the Class R shares include the returns of Retirement Shares class shares of the Predecessor Fund for periods after December 30, 2004, and include the returns of Shares class shares of the Predecessor Fund for periods prior to December 31, 2004. The returns shown reflect that Class R shares are sold without sales charges, but have not been adjusted to reflect differences in expenses. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. The returns of the Class Z shares shown for periods prior to March 31, 2008 are those of the Shares class shares of the Predecessor Fund. The returns of Class Z shares shown have not been adjusted to reflect differences in expenses. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been higher.

Inception date refers to the date on which the Predecessor Fund class commenced operations.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with distribution (Rule 12b-1) fees. Class R and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Understanding Your Expenses – Columbia Select Large Cap Growth Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “actual”. Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

04/01/08 – 09/30/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	842.52	1,018.80	5.77	6.33	1.25
Class C	1,000.00	1,000.00	839.31	1,015.04	9.22	10.10	2.00
Class R	1,000.00	1,000.00	841.32	1,017.55	6.92	7.59	1.50
Class Z	1,000.00	1,000.00	844.22	1,020.05	4.62	5.06	1.00

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the portfolio’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Fund Profile – Columbia Select Opportunities Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 09/30/08

–14.72% Class A shares (without sales charge)

–10.87% S&P 500 Index

–11.06% Russell 1000 Index

Morningstar Style Box

Equity Style

The Morningstar Style Box reveals a fund’s investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar’s database as of month-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. Information shown is as of 08/31/08.

Summary

■

For the six-month period that ended September 30, 2008, the fund’s Class A shares returned negative 14.72% without sales charge. The fund’s benchmarks, the S&P 500 Index and the Russell 1000 Index, returned negative 10.87% and negative 11.06%, respectively, for the period.[1] The average return of the fund’s peer group, the Lipper Multi-Cap Core Funds Classification, was negative 11.83%.[2] The fund’s underperformance relative to its benchmarks and peers was primarily the result of an emphasis on materials, industrials and energy stocks, which substantially underperformed during the period.

■

Late in the six-month reporting period, fears of a global economic recession and a sharp commodities price correction sparked a sudden and broad sell-off in the materials, industrials and energy sectors. Holdings that are reliant on global growth hurt most, including global energy and commodity trader Noble Group Ltd. and steel manufacturer Nucor Corp. (2.5% and 2.6% of net assets, respectively). Brazilian paper pulp producer Aracruz Celulose SA incurred a loss on a currency derivative trade, causing it to significantly underperform (1.5% of net assets). We believe that the company’s strong market position will help remedy the situation. The commodities sell-off also hurt Asian agricultural holdings Olam International Ltd. and Wilmar International Ltd. (1.8% and 0.8% of net assets, respectively). Because both supply basic foods and materials and should have the scale to survive the current crisis, we believe that these companies can continue to grow along with rising living standards in Asia.

■

We continued to overweight financials. However, our selections within the sector were largely focused on exchanges, which take no balance sheet risk, and multi-industry asset managers/holding companies, such as Berkshire Hathaway. While this strategy helped overall, several individual positions hurt. Among these, NYSE Euronext was punished for sub-par cost-cutting execution and growing competition (2.8% of net assets). We continue to hold the stock as we believe exchange business models are well-positioned to benefit from ongoing transaction growth, volatility, and increasing regulation of the financial markets. Positive contributors included Johnson & Johnson, National Instruments Corp. (2.8% and 1.9% of net assets, respectively) and Anheuser-Busch, which we sold after it received an attractive takeover bid.

■

The markets will likely remain volatile for the foreseeable future, as the world absorbs escalating efforts to address the credit crunch and a seemingly inevitable global slowdown. Yet, over the longer term, we believe that rising living standards in developing economies have the potential to drive increased global consumption and escalate energy and commodity prices. We also believe that strong managers of assets are poised to capture value from what remains of troubled financial companies. We continue to position the fund for the future by seeking opportunities to invest in attractively valued companies that may be able to capitalize on these trends.

[1]

The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large capitalization US stocks. The Russell 1000 Index measures the performance of 1,000 of the largest US companies, based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Fund Profile (continued) – Columbia Select Opportunities Fund

Portfolio Management

Richard Bayles has co-managed the fund since March 2008 and the Predecessor Fund since March 2004 and has been with the advisor or its predecessors or affiliate organizations since 1990.

Fatima Dickey has co-managed the fund since March 2008 and the Predecessor Fund since March 2004 and has been with the advisor or its predecessors or affiliate organizations since 2002.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

Performance Information – Columbia Select Opportunities Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 03/31/04 – 09/30/08 ($)

Sales charge	without	with
Class A	12,485	11,767
Class C	12,378	12,378
Class Z	12,501	n/a

The table above shows the growth in value of a hypothetical $10,000 investment in each share class of Columbia Select Opportunities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Average annual total return as of 09/30/08 (%)

Share class	A		C		Z
Inception	09/28/07		09/28/07		3/31/04
Sales charge	without	with	without	with	without
6-month (cumulative)	–14.72	–19.62	–15.08	–15.92	–14.64
1-year	–22.55	–27.03	–23.22	–23.95	–22.45
Life	5.05	3.68	4.85	4.85	5.08

Annual operating expense ratio (%)*

Class A	1.23
Class C	1.98
Class Z	0.98

Annual operating expense ratio after contractual waivers (%)*

Class A	1.07
Class C	1.82
Class Z	0.82

*	The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund’s prospectus that is current as of the date of this report. The contractual waiver expires 07/31/09. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Net asset value per share

as of 09/30/08 ($)
Class A	11.73
Class C	11.67
Class Z	11.73

Distributions declared per share

04/01/08 – 09/30/08 ($)
Class A	0.21
Class C	0.19
Class Z	0.23

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower. The Fund commenced operations on March 31, 2008. The returns of the Class A and Class C shares shown include the returns of Class A shares or Class C shares, as applicable, of Equity Opportunities Fund, the predecessor to the Fund and a series of Excelsior Funds, Inc. (the “Predecessor Fund”), for periods after September 27, 2007, and include the returns of Shares class shares of the Predecessor Fund for periods prior to September 28, 2007. The returns shown reflect applicable sales charges, but have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for the periods prior to September 28, 2007 would be lower. The returns of the Class Z shares shown for periods prior to March 31, 2008 are those of the Shares class shares of the Predecessor Fund. The returns of Class Z shares shown have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for all periods would be higher.

Inception date refers to the date on which the Predecessor Fund class commenced operations.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume the reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Understanding Your Expenses – Columbia Select Opportunities Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “actual”. Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

04/01/08 – 09/30/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	852.80	1,019.70	4.97	5.42	1.07
Class C	1,000.00	1,000.00	849.19	1,015.94	8.44	9.20	1.82
Class Z	1,000.00	1,000.00	853.60	1,020.96	3.81	4.15	0.82

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the portfolio’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Fund Profile – Columbia Select Small Cap Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 09/30/08

–8.55% Class A shares (without sales charge)

–0.54% Russell 2000 Index

Morningstar Style Box

Equity Style

The Morningstar Style Box reveals a fund’s investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar’s database as of month-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. Information shown is as of 08/31/08.

Summary

■

For the six-month period that ended September 30, 2008, the fund’s Class A shares returned negative 8.55% without sales charge. The fund’s benchmark, the Russell 2000 Index, returned negative 0.54% for the period.[1] The average return of the fund’s peer group, the Lipper Small Cap Core Funds Classification, was negative 4.59%.[2] A combination of high price volatility, especially among smaller-company stocks, and concentrated positions — the fund held fewer than 50 stocks at the end of the reporting period — amplified the impact of underperforming positions.

■

While a number of stocks detracted from fund returns, a few were especially costly. One was Assured Guaranty Ltd., a bond insurer. The company appeared attractive compared to its two biggest competitors, which had received credit downgrades. However, when a major rating agency said it might also lower Assured Guaranty’s rating, its share price fell sharply and we sold the stock. Another individual holding that hurt performance was GFI Group, Inc. (1.1% of net assets), a broker of commodities and financial instruments. The company was negotiating a merger with a British competitor. When the deal fell apart, the stock declined; however, we still like the company’s longer-term prospects and continue to hold it. One stock that helped the fund was Philadelphia Consolidated Holding Co., which is no longer in the fund as it was bought by a Japanese insurer for $61 a share, compared with $34 when the deal was announced. Another positive contributor was KBW, Inc. (3.2% of net assets), an investment bank specializing in banks and insurance companies. Now, with some major Wall Street investment banks out of business or facing stricter regulation, we believe KBW will be an important participant in future bank restructuring.

■

In spite of recent market turmoil, we remain fully invested. When we look at key market statistics, many of them point in a positive direction, including the growth in the money supply and the general direction of earnings. Given this outlook, we have added selectively to the fund’s financial services positions while focusing on companies that we believe have relatively strong cash flows and low debt.

[1]

The Russell 2000 Index measures the performance of the 2,000 smallest of the 3,000 largest US companies, based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Fund Profile (continued) – Columbia Select Small Cap Fund

Portfolio Management

Douglas H. Pyle has managed the fund since March 2008 and the Predecessor Fund since August 2001 and has been with the advisor or its predecessors or affiliate organizations since 1999.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

Stocks of small-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Performance Information – Columbia Select Small Cap Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 10/01/98 – 09/30/08 ($)

Sales charge	without	with
Class A	24,729	23,310
Class C	24,562	24,562
Class R	24,296	n/a
Class Z	24,762	n/a

The table above shows the growth in value of a hypothetical $10,000 investment in each share class of Columbia Select Small Cap Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Average annual total return as of 09/30/08 (%)

Share class	A		C		R	Z
Inception	09/28/07		09/28/07		12/31/04	12/31/92
Sales charge	without	with	without	with	without	without
6-month (cumulative)	–8.55	–13.84	–8.90	–9.78	–8.65	–8.43
1-year	–23.80	–28.19	–24.31	–24.99	–24.03	–23.70
5-year	8.77	7.48	8.62	8.62	8.38	8.79
10-year	9.48	8.83	9.40	9.40	9.28	9.49

Annual operating expense ratio (%)*

Class A	1.38
Class C	2.13
Class R	1.63
Class Z	1.13

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Net asset value per share

as of 09/30/08 ($)
Class A	14.32
Class C	14.22
Class R	14.04
Class Z	14.34

Distribution declared per share

04/01/08 – 09/30/08 ($)
Class A	0.48
Class C	0.48
Class R	0.48
Class Z	0.48

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

The Fund commenced operations on March 31, 2008. The returns of the Class A and Class C shares shown include the returns of Class A shares or Class C shares, as applicable, of Small Cap Fund, the predecessor to the Fund and a series of Excelsior Funds, Inc. (the “Predecessor Fund”), for periods after September 27, 2007, and include the returns of Shares class shares of the Predecessor Fund for periods prior to September 28, 2007. The returns shown reflect applicable sales charges, but have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for the period prior to September 28, 2007 would be lower. The returns of the Class R shares shown include the returns of Retirement Shares class shares of the Predecessor Fund for periods after December 30, 2004, and include the returns of Shares class shares of the Predecessor Fund for periods prior to December 31, 2004. The returns shown reflect that Class R shares are sold without sales charges, but have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for all periods would be lower. The returns of the Class Z shares shown for periods prior to March 31, 2008 are those of the Shares class shares of the Predecessor Fund. The returns of Class Z shares shown have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for all periods would be higher.

Inception date refers to the date on which the Predecessor Fund class commenced operations.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with distribution (Rule 12b-1) fees. Class R and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Understanding Your Expenses – Columbia Select Small Cap Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “actual”. Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

04/01/08 – 09/30/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	914.52	1,018.40	6.38	6.73	1.33
Class C	1,000.00	1,000.00	911.01	1,014.64	9.96	10.50	2.08
Class R	1,000.00	1,000.00	913.51	1,017.15	7.58	7.99	1.58
Class Z	1,000.00	1,000.00	915.72	1,019.65	5.19	5.47	1.08

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the portfolio’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Fund Profile – Columbia Value and Restructuring Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 09/30/08

–17.87% Class A shares (without sales charge)

–11.10% Russell 1000 Value Index

–10.87% S&P 500 Index

Morningstar Style Box

Equity Style

The Morningstar Style Box reveals a fund’s investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar’s database as of month-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. Information shown is as of 08/31/08.

Summary

■

For the six-month period that ended September 30, 2008, the fund’s Class A shares returned negative 17.87% without sales charge. The fund’s benchmarks, the Russell 1000 Value Index and the S&P 500 Index, returned negative 11.10% and negative 10.87%, respectively, for the period.[1] The average return of the fund’s peer group, the Lipper Multi-Cap Core Funds Classification, was negative 11.83%.[2] The fund’s underperformance can be attributed to stock selection in financials and exposure to the energy sector, which deteriorated in the third quarter.

■

A significant overweight in energy stocks boosted returns through June, but reversed course as oil prices fell in the third quarter. Some of the biggest declines came from Devon Energy Corp. and ConocoPhillips (2.9% and 2.7% of net assets, respectively). Despite a market weight in financials, Lehman Brothers and American International Group preferred stock (0.2% of net assets) added significant downward pressure. We exited Lehman Brothers at a sizeable loss, but held the American International Group preferred stock based on our valuation analysis. Two noteworthy holdings in this troubled sector were PNC Financial Services Group, Inc. and JPMorgan Chase & Co. (1.7% and 1.7% of net assets, respectively), which weathered the crisis better than many peers.

■

Inflationary fears, deteriorating credit conditions and a global economic slowdown contributed to widespread market weakness. An overweight in mining and materials hurt performance. Shares of Freeport-McMoRan Copper & Gold, Inc. and Cia Vale do Rio Doce (1.3% and 0.9% of net assets, respectively) fell sharply. Economic woes also pressured industrials and materials holdings, including Rockwell Automation, Inc. and Schnitzer Steel Industries, Inc. (both 1.0% of net assets). Despite challenges, we maintained these positions based on attractive prices and favorable business prospects. Elsewhere, Empresa Brasileiras de Aeronautica SA, a Brazilian aircraft manufacturer, and America Movil SAB de CV (1.2% and 3.1% of net assets, respectively), a Mexican wireless provider, saw stock prices plummet amid steep declines in emerging markets.

■

Health care and consumer staples offered some shelter from the storm. Baxter International, Inc., a health care company; Dean Foods Co., a leading dairy distributor and Lorillard, Inc. a tobacco company, (1.6%, 0.9% and 3.7% of net assets, respectively) posted some of the fund’s largest gains.

■

The fund continued to adhere to its core investment focus — seeking to identify quality companies at attractive prices. The market downturn enabled us to upgrade to higher quality names, such as Goldman Sachs Group, Inc. (1.6% of net assets), which was trading at a price that we deemed very attractive relative to its business prospects.

[1]

The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Fund Profile (continued) – Columbia Value and Restructuring Fund

Portfolio Management

David J. Williams has co-managed the fund since March 2008 and the Predecessor Fund since December 1992 and has been with the advisor or its predecessors or affiliate organizations since 1987.

Timothy Evnin has managed the fund since March 2008 and the Predecessor Fund since December 1992 and has been with the advisor or its predecessors or affiliate organizations since 1987.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. The price of the company’s stock may not approach the value the managers’ has placed on it.

Performance Information – Columbia Value and Restructuring Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 10/01/98 – 09/30/08 ($)

Sales charge	without	with
Class A	25,349	23,889
Class C	25,172	25,172
Class R	24,948	n/a
Class Z	25,379	n/a

The table above shows the growth in value of a hypothetical $10,000 investment in each share class of Columbia Value and Restructuring Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Average annual total return as of 09/30/08 (%)

Share class	A		C		R	Z
Inception	09/28/07		09/28/07		12/31/04	12/31/92
Sales charge	without	with	without	with	without	without
6-month (cumulative)	–17.87	–22.59	–18.16	–18.98	–17.97	–17.75
1-year	–25.49	–29.78	–26.01	–26.74	–25.68	–25.40
5-year	8.54	7.26	8.38	8.38	8.19	8.56
10-year	9.75	9.10	9.67	9.67	9.57	9.76

Annual operating expense ratio (%)*

Class A	1.24
Class C	1.99
Class R	1.49
Class Z	0.99

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Net asset value per share

as of 09/30/08 ($)
Class A	42.70
Class C	42.70
Class R	42.69
Class Z	42.68

Distributions declared per share

04/01/08 – 09/30/08 ($)
Class A	0.25
Class C	0.05
Class R	0.18
Class Z	0.32

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower. The Fund commenced operations on March 31, 2008. The returns of the Class A and Class C shares shown include the returns of Class A shares or Class C shares, as applicable, of Value and Restructuring Fund, the predecessor to the Fund and a series of Excelsior Funds, Inc. (the “Predecessor Fund”), for periods after September 27, 2007, and include the returns of Shares class shares of the Predecessor Fund for periods prior to September 28, 2007. The returns shown reflect applicable sales charges, but have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for the period prior to September 28, 2007 would be lower. The returns of the Class R shares shown include the returns of Retirement Shares class shares of the Predecessor Fund for periods after December 30, 2004, and include the returns of Shares class shares of the Predecessor Fund for periods prior to December 31, 2004. The returns shown reflect that Class R shares are sold without sales charges, but have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for all periods would be lower. The returns of the Class Z shares shown for periods prior to March 31, 2008 are those of the Shares class shares of the Predecessor Fund. The returns of Class Z shares shown have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for all periods would be higher.

Inception date refers to the date on which the Predecessor Fund class commenced operations.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume the reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Understanding Your Expenses – Columbia Value and Restructuring Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “actual”. Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

04/01/08 – 09/30/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	821.31	1,019.45	5.11	5.67	1.12
Class C	1,000.00	1,000.00	818.40	1,015.69	8.52	9.45	1.87
Class R	1,000.00	1,000.00	820.31	1,018.20	6.25	6.93	1.37
Class Z	1,000.00	1,000.00	822.52	1,020.71	3.97	4.41	0.87

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the portfolio’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Fund Profile – Columbia Emerging Markets Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 09/30/08

–29.91% Class A shares (without sales charge)

–27.44% MSCI Emerging Markets Index

–22.35% MSCI EAFE Index

Morningstar Style Box

Equity Style

The Morningstar Style Box reveals a fund’s investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar’s database as of month-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. Information shown is as of 08/31/08.

Summary

■

For the six-month period that ended September 30, 2008, the fund’s Class A shares returned negative 29.91% without sales charge. The fund’s benchmarks, the MSCI Emerging Markets Index and the MSCI EAFE Index, returned negative 27.44% and negative 22.35%, respectively, for the period.[1] The average return of the fund’s peer group, the Lipper Emerging Markets Funds Classification, was negative 28.08%.[2] As global economic growth slowed, the portfolio’s overweight in the materials and energy sectors detracted from performance. Both sectors tend to do poorly when economic growth is weak.

■

During the first half of the period, concerns about the potential for accelerating inflation dominated investor sentiment. In the second half, inflation fears subsided, and investors became more concerned that economic growth would slow because of a global credit crisis. In this environment, we did not make any significant changes to the portfolio. We remained focused on what we believe are high quality investments and maintained our emphasis on two long-term themes — the trend toward industrialization and the continued development of a middle class in the emerging markets.

■

All market sectors produced negative returns, but those that are considered defensive and that tend to hold up better when economic growth is weak, declined less. These included utilities, health care and consumer staples. While an overweight in consumer staples was helpful to return, stock selection held back results. For example, Sadia SA, a Brazilian food producer (0.3% of net assets), generated disappointing results. Sectors that usually benefit from global growth, such as materials and industrials, produced the worst performance. In materials, mining companies Grupo Mexico SAB de CV and Cia Vale do Rio Doce (0.4% and 3.7% of net assets, respectively) detracted from return. Both companies remain in the portfolio. An underweight to the industrials sector aided performance. Country allocations, particularly overweights in China and the Philippines, were also beneficial, as other markets fell more dramatically when the effects of currency moves were included .

■

As we look ahead, we plan to maintain our focus on domestic demand-related themes, such as industrialization and the creation of a middle class and continue to avoid export-driven markets that are dependent on economic growth in developed economies. We intend to emphasize high quality companies with good balance sheets — companies that we believe may be able to take advantage of recent disruptions in the market.

[1]

The Morgan Stanley Capital International (MSCI) Emerging Markets Index is a widely accepted index composed of a sample of companies from 25 countries representing global emerging stock markets. The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Fund Profile (continued) – Columbia Emerging Markets Fund

Portfolio Management

Dara White is the lead manager of the fund and has co-managed the fund since March 2008 and the Predecessor Fund since February 2008 and has been with the advisor or its predecessors or affiliate organizations since 2006.

Jasmine (Weili) Huang has co-managed the fund since March 2008 and the Predecessor Fund since January 2008 and has been with the advisor or its predecessors or affiliate organizations since 2003.

Fred Copper has co-managed the fund since March 2008 and the Predecessor Fund since January 2008 and has been with the advisor or its predecessors or affiliate organizations since 2005.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Performance Information – Columbia Emerging Markets Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 10/01/98 – 09/30/08 ($)

Sales charge	without	with
Class A	34,247	32,263
Class C	33,962	33,962
Class Z	34,259	n/a

The table above shows the growth in value of a hypothetical $10,000 investment in each share class of Columbia Emerging Markets Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Average annual total return as of 09/30/08 (%)

Share class	A		C		Z
Inception	09/28/07		09/28/07		01/02/98
Sales charge	without	with	without	with	without
6-month (cumulative)	–29.91	–33.93	–30.25	–30.85	–29.81
1-year	–36.38	–40.05	–36.91	–37.41	–36.36
5-year	16.20	14.83	16.00	16.00	16.21
10-year	13.10	12.43	13.01	13.01	13.10

Annual operating expense ratio (%)*

Class A	2.00
Class C	2.75
Class Z	1.75

Annual operating expense ratio after contractual waivers (%)*

Class A	1.97
Class C	2.72
Class Z	1.72

*	The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund’s prospectus that is current as of the date of this report. The contractual waiver expires 07/31/09. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Net asset value per share

as of 09/30/08 ($)
Class A	8.90
Class C	8.84
Class Z	8.90

Distributions declared per share

04/01/08 – 09/30/08 ($)
Class A	2.26
Class C	2.26
Class Z	2.26

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

The Fund commenced operations on March 31, 2008. The returns of the Class A and C shares shown include the returns of Class A shares or Class C shares, as applicable, of Emerging Markets Fund, the predecessor to the Fund and a series of Excelsior Funds, Inc. (the “Predecessor Fund”), for periods after September 27, 2007, and include the returns of Shares class shares of the Predecessor Fund for periods prior to September 28, 2007. The returns shown reflect applicable sales charges, but have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for the period prior to September 28, 2007 would be lower. The returns of the Class Z shares shown for periods prior to March 31, 2008 are those of the Shares class shares of the Predecessor Fund. The returns shown reflect that Class Z shares are sold without sales charges, but have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for all periods would be higher. The inception of the Predecessor Fund is January 2, 1998.

Inception date refers to the date on which the Predecessor Fund class commenced operations.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Understanding Your Expenses – Columbia Emerging Markets Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “actual”. Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

04/01/08 – 09/30/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	700.88	1,015.29	8.31	9.85	1.95
Class C	1,000.00	1,000.00	697.52	1,011.53	11.49	13.62	2.70
Class Z	1,000.00	1,000.00	701.89	1,016.55	7.25	8.59	1.70

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the portfolio’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Fund Profile – Columbia International Growth Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 09/30/08

–23.63% Class A shares (without sales charge)

–21.90% MSCI EAFE Growth Index

–22.51% MSCI All Country World ex U.S. Index

–22.35% MSCI EAFE Index

Morningstar Style Box

Equity Style

The Morningstar Style Box reveals a fund’s investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar’s database as of month-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. Information shown is as of 08/31/08.

Summary

■

For the six-month period that ended September 30, 2008, the fund’s Class A shares returned negative 23.63% without sales charge. The fund’s benchmarks, the MSCI EAFE Growth Index, returned negative 21.90% for the period. The MSCI All Country World ex U.S. Index returned negative 22.51%, and the MSCI EAFE Index returned negative 22.35%.[1] The average return of the fund’s peer group, the Lipper International Multi-Cap Growth Funds Classification, was negative 23.43%.[2] During the period, we made the fund more defensive by trimming cyclical stocks. We did not cut back enough, however, an overweight in materials detracted from performance. An underweight in the consumer discretionary sector also held back return, as did positions in emerging markets — particularly Brazil and China.

■

Fluctuating commodity prices affected industrials and materials holdings. Among industrials, Harbin Power Equipment Co. Ltd. and Keppel Corp. Ltd. did poorly because, early in the period, their costs rose along with commodity prices. We sold Harbin, but Keppel remains in the portfolio (1.3% of net assets). In materials, Xstrata PLC, a coal and copper producer (0.8% of net assets), declined as commodity prices went down later in the period. Consumer discretionary stocks were buoyed by lower quality companies that did not fit our investment criteria. Not participating in the run-up in these stocks was negative for relative return.

■

An underweight in consumer staples and stock selection in both consumer staples and financials were positive. In consumer staples, Chaoda Modern Agriculture (Holdings) Ltd., an agricultural company in China, was helpful and we took profits. Financial institutions, such as HSBC Holdings PLC, Sumitomo Mitsui Financial Group, Inc. and Banco Santander SA, benefited return (0.8%, 0.5% and 0.9% of net assets, respectively).

■

We are experiencing unprecedented problems in the global economy, and governments around the world have taken steps to stimulate the financial markets. We believe their actions should have a positive effect. Going forward, we plan to avoid companies that require substantial refinancing or that have high working capital needs that use revolving lines of credit. We plan to emphasize companies that offer the potential for earnings growth at a reasonable ratio to their share prices and that we believe will remain well capitalized over the next two to three years.

[1]

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Growth Index is a subset of the MSCI EAFE Index, and constituents of the index include securities from Europe, Australasia and the Far East. The index generally represents approximately 50% of the free float-adjusted market capitalization of the MSCI EAFE Index, and consists of those securities classified by Morgan Stanley Capital International (MSCI) as most representing the growth style, such as higher forecasted growth rates, lower book value-to-price ratios, lower forward earnings-to-price ratios and lower dividend yields than securities representing the value style. The MSCI All Country (AC) World ex U.S. Index tracks global stock market performance that includes developed and emerging markets but excludes the U.S. The MSCI Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Fund Profile (continued) – Columbia International Growth Fund

Portfolio Management

Fred Copper has co-managed the fund since March 2008 and the Predecessor Fund since July 2007 and has been with the advisor or its predecessors or affiliate organizations since 2005.

Jasmine (Weili) Huang has co-managed the fund since March 2008 and the Predecessor Fund since January 2008 and has been with the advisor or its predecessors or affiliate organizations since 2003.

Daisuke Nomoto has co-managed the fund since March 2008 and the Predecessor Fund since January 2008 and has been with the advisor or its predecessors or affiliate organizations since 2005.

Timothy Anderson has co-managed the fund since March 2008 and the Predecessor Fund since January 2008 and has been with the advisor or its predecessors or affiliate organizations since 2006.

Paul DiGiacomo has co-managed the fund since March 2008 and the Predecessor Fund since January 2008 and has been with the advisor or its predecessors or affiliate organizations since 2006.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Performance Information – Columbia International Growth Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 10/01/98 – 09/30/08 ($)

Sales charge	without	with
Class A	15,356	14,477
Class C	15,300	15,300
Class Z	15,367	n/a

The table above shows the growth in value of a hypothetical $10,000 investment in each share class of Columbia International Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Average annual total return as of 09/30/08 (%)

Share class	A		C		Z
Inception	03/31/08		03/31/08		07/21/87
Sales charge	without	with	without	with	without
6-month (cumulative)	–23.63	–28.03	–23.91	–24.62	–23.58
1-year	–30.77	–34.77	–31.02	–31.67	–30.72
5-year	10.12	8.81	10.04	10.04	10.13
10-year	4.38	3.77	4.34	4.34	4.39

Annual operating expense ratio (%)*

Class A	1.68
Class C	2.43
Class Z	1.43

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Net asset value per share

as of 09/30/08 ($)
Class A	13.46
Class C	13.41
Class Z	13.47

Distributions declared per share

04/01/08 – 09/30/08 ($)
Class A	1.17
Class C	1.17
Class Z	1.17

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower. The Fund commenced operations on March 31, 2008. The returns of the Class A and Class C shares shown for periods prior to March 31, 2008 are those of the Shares class shares of International Fund, the predecessor to the Fund and a series of Excelsior Funds, Inc. (the “Predecessor Fund”). The returns shown reflect applicable sales charges, but have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for the periods prior to March 31, 2008 would be lower. The returns of the Class Z shares shown for periods prior to March 31, 2008 are those of the Shares class shares of the Predecessor Fund. The returns of Class Z shown have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for all periods would be higher.

Inception date refers to the date on which the Fund class commenced operations for Classes A and C and the date on which the Predecessor Fund class commenced operations for Class Z.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume the reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Understanding Your Expenses – Columbia International Growth Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “actual”. Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges, on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

04/01/08 – 09/30/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	763.70	1,016.70	7.38	8.44	1.67
Class C	1,000.00	1,000.00	760.90	1,012.94	10.68	12.21	2.42
Class Z	1,000.00	1,000.00	764.21	1,017.95	6.28	7.18	1.42

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the portfolio’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Fund Profile – Columbia Pacific/Asia Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 09/30/08

–19.99% Class A shares (without sales charge)
–21.94% MSCI All Country Asia Pacific Index
–22.35% MSCI EAFE Index

Morningstar Style Box

Equity Style

The Morningstar Style Box reveals a fund’s investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar’s database as of month-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. Information shown is as of 08/31/08.

Summary

■

For the six-month period that ended September 30, 2008, the fund’s Class A shares returned negative 19.99% without sales charge. The fund’s benchmarks, the MSCI All Country Asia Pacific Index and the MSCI EAFE Index, returned negative 21.94% and negative 22.35%, respectively, for the period.[1] The average return of the fund’s peer group, the Lipper Pacific Regions Funds Classification, was negative 23.20%.[2] Stock selection helped the fund hold up better than these competitive measures during a difficult period for equity markets.

■

Stock selection was an important factor in the fund’s outperformance relative to both benchmarks and, we believe, its peer group. For example, Toyo Suisan Kaisha Ltd., a producer of processed food in Japan, went up almost 70% and was one of the best performing stocks in the portfolio (0.5% of net assets). The stock rose when the company’s costs leveled off as commodity inflation moderated. An underweight in Taiwan was beneficial to the fund’s performance relative to the MSCI All Country Asia Pacific Index, as the Taiwan market is linked closely to the Chinese market, which was one of the worst performers during the period.

■

As market participants became increasingly concerned about the potential for a global economic slowdown, the fund’s positions in utility and commodity companies had a negative impact on return. During periods of economic uncertainty, utility companies are typically viewed as safe havens because they have predictable revenue streams. At a time when investors favored utilities, the fund’s underweight in the sector dampened results. In addition, an overweight in China was a substantial detractor from performance. The investment in Aluminum Corp. of China, which declined 62%, was disappointing, as the dramatic decrease in commodity prices that resulted from weak demand affected the stock’s performance (0.4% of net assets). The stock remains in the portfolio, because we believe it has the potential to deliver relatively strong results over the longer term.

■

Because of the credit crisis, global economic growth has slowed and there has been a substantial sell-off in the equity markets, including those in the Pacific-Asia region. Many governments have responded to the problems in the credit markets, and we believe that when banks return to their normal lending practices, the global economy could recover fairly quickly. We also believe that the Pacific-Asia region has the potential to be a beneficiary of stronger global growth. The Pacific-Asia equity markets are extremely attractive by historical standards; and when they stabilize, we believe that they could present very attractive buying opportunities.

[1]

The Morgan Stanley Capital International (MSCI) All Country (AC) Asia Pacific Index tracks the performance of stocks traded on stock exchanges in Pacific Basin countries, including Australia, China, Hong Kong, Indonesia, Japan, Korea, Malaysia, New Zealand, Philippines, Singapore, Taiwan and Thailand. The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Fund Profile (continued) – Columbia Pacific/Asia Fund

Portfolio Management

Fred Copper has co-managed the fund since March 2008 and the Predecessor Fund since September 2007 and has been with the advisor or its predecessors or affiliate organizations since 2005.

Daisuke Nomoto has co-managed the fund since March 2008 and the Predecessor Fund since September 2007 and has been with the advisor or its predecessors or affiliate organizations since 2005.

Jasmine (Weili) Huang has co-managed the fund since March 2008 and the Predecessor Fund since September 2007 and has been with the advisor or its predecessors or affiliate organizations since 2003.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Performance Information – Columbia Pacific/Asia Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 10/01/98 – 09/30/08 ($)

Sales Charge	without	with
Class A	21,559	20,326
Class C	21,500	21,500
Class Z	21,589	n/a

The table above shows the growth in value of a hypothetical $10,000 investment in each share class of Columbia Pacific/Asia Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Average annual total return as of 09/30/08 (%)

Share class	A		C		Z
Inception	03/31/08		03/31/08		12/31/92
Sales charge	without	with	without	with	without
6-month (cumulative)	–19.99	–24.56	–20.21	–20.90	–19.88
1-year	–31.57	–35.52	–31.76	–32.23	–31.47
5-year	6.69	5.43	6.63	6.63	6.72
10-year	7.99	7.35	7.96	7.96	8.00

Annual operating expense ratio (%)*

Class A	1.76
Class C	2.51
Class Z	1.51

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Net asset value per share

as of 09/30/08 ($)
Class A	6.45
Class C	6.43
Class Z	6.46

Distributions declared per share

04/01/08 – 09/30/08 ($)
Class A	1.36
Class C	1.36
Class Z	1.36

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

The Fund commenced operations on March 31, 2008. The returns of the Class A and Class C shares shown for periods prior to March 31, 2008 are those of the Shares class shares of Pacific/Asia Fund, the predecessor to the Fund and a series of Excelsior Funds, Inc. (the “Predecessor Fund”). The returns shown reflect applicable sales charges, but have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for the period prior to March 31, 2008 would be lower. The returns of the Class Z shares shown for periods prior to March 31, 2008 are those of the Shares class shares of the Predecessor Fund. The returns shown reflect that Class Z shares are sold without sales charges, but have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for all periods would be higher. The inception of the predecessor fund is December 31, 1992.

Inception date refers to the date on which the Fund class commenced operations for Classes A and C and the date on which the Predecessor Fund class commenced operations for Class Z.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Understanding Your Expenses – Columbia Pacific/Asia Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “actual”. Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

04/01/08 – 09/30/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	801.31	1,015.54	8.58	9.60	1.90
Class C	1,000.00	1,000.00	799.10	1,011.78	11.95	13.36	2.65
Class Z	1,000.00	1,000.00	802.41	1,016.80	7.46	8.34	1.65

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the portfolio’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Investment Portfolio – Columbia Blended Equity Fund

September 30, 2008 (Unaudited)

Common Stocks – 99.9%

	Shares	Value ($)
Consumer Discretionary – 8.3%
Auto Components – 1.1%
BorgWarner, Inc.	80,000	2,621,600

Auto Components Total		2,621,600

Media – 1.9%
Interpublic Group of Companies, Inc. (a)	1,155	8,951
John Wiley & Sons, Inc., Class A	110,000	4,449,500

Media Total		4,458,451

Multiline Retail – 5.3%
Sears Holdings Corp. (a)	40,000	3,740,000
Target Corp.	176,400	8,652,420

Multiline Retail Total		12,392,420

Consumer Discretionary Total		19,472,471

Consumer Staples – 8.1%
Food & Staples Retailing – 5.1%
Olam International Ltd.	2,000,000	2,565,293
Wal-Mart Stores, Inc.	156,100	9,348,829

Food & Staples Retailing Total		11,914,122

Food Products – 1.2%
Kraft Foods, Inc., Class A	61,036	1,998,929
Wilmar International Ltd.	515,000	917,413

Food Products Total		2,916,342

Tobacco – 1.8%
Philip Morris International, Inc.	88,200	4,242,420

Tobacco Total		4,242,420

Consumer Staples Total		19,072,884

Energy – 13.0%
Oil, Gas & Consumable Fuels – 13.0%
Apache Corp.	47,500	4,953,300
Chevron Corp.	37,100	3,060,008
Cimarex Energy Co.	95,000	4,646,450
El Paso Corp.	320,000	4,083,200
Exxon Mobil Corp.	129,522	10,058,679
Petroleo Brasileiro SA, ADR	70,000	3,076,500
Royal Dutch Shell PLC, ADR	13,200	778,932

Oil, Gas & Consumable Fuels Total		30,657,069

Energy Total		30,657,069

Financials – 22.7%
Capital Markets – 7.6%
American Capital Ltd.	135,000	3,443,850
Ameriprise Financial, Inc.	18,520	707,464
Bank of New York Mellon Corp.	49,088	1,599,287

	Shares	Value ($)
State Street Corp.	213,100	12,121,128

Capital Markets Total		17,871,729

Consumer Finance – 0.6%
American Express Co.	44,600	1,580,178

Consumer Finance Total		1,580,178

Diversified Financial Services – 10.1%
Bank of America Corp. (b)	168,520	5,898,200
Hong Kong Exchanges & Clearing Ltd.	120,000	1,491,227
Leucadia National Corp.	161,400	7,334,016
Nasdaq OMX Group (a)	110,000	3,362,700
NYSE Euronext	50,000	1,959,000
RHJ International (a)	200,000	1,811,084
Singapore Exchange Ltd.	435,000	1,885,448

Diversified Financial Services Total		23,741,675

Insurance – 2.4%
Berkshire Hathaway Inc., Class A (a)	43	5,615,800

Insurance Total		5,615,800

Real Estate Management & Development – 2.0%
St. Joe Co. (a)	120,000	4,690,800

Real Estate Management & Development Total		4,690,800

Financials Total		53,500,182

Health Care – 13.6%
Biotechnology – 1.3%
Genzyme Corp. (a)	22,100	1,787,669
Senomyx, Inc. (a)	267,000	1,209,510

Biotechnology Total		2,997,179

Health Care Equipment & Supplies – 0.3%
Hospira, Inc. (a)	18,100	691,420

Health Care Equipment & Supplies Total		691,420

Pharmaceuticals – 12.0%
Abbott Laboratories	180,800	10,410,464
Johnson & Johnson	163,711	11,341,898
Novo Nordisk A/S, ADR	80,000	4,096,000
Pfizer, Inc.	94,058	1,734,430
Schering-Plough Corp.	43,100	796,057

Pharmaceuticals Total		28,378,849

Health Care Total		32,067,448

Industrials – 12.1%
Aerospace & Defense – 3.5%
Bombardier, Inc., Class B	1,100,000	5,060,000

See Accompanying Notes to Financial Statements.

Columbia Blended Equity Fund

September 30, 2008 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
Industrials (continued)
Aerospace & Defense (continued)
Rolls-Royce Group PLC, ADR	110,000	3,217,500

Aerospace & Defense Total		8,277,500

Air Freight & Logistics – 1.1%
Expeditors International Washington, Inc.	75,000	2,613,000

Air Freight & Logistics Total		2,613,000

Building Products – 1.2%
Simpson Manufacturing Co., Inc.	101,500	2,749,635

Building Products Total		2,749,635

Commercial & Professional Services – 0.8%
Waste Management, Inc.	59,100	1,861,059

Commercial & Professional Services Total		1,861,059

Construction & Engineering – 1.6%
Quanta Services, Inc. (a)	140,000	3,781,400

Construction & Engineering Total		3,781,400

Electrical Equipment – 0.9%
American Superconductor Corp. (a)	85,000	2,003,450

Electrical Equipment Total		2,003,450

Industrial Conglomerates – 0.9%
General Electric Co.	29,605	754,927
Jardine Strategic Holdings Ltd.	100,000	1,409,440

Industrial Conglomerates Total		2,164,367

Machinery – 0.9%
Dover Corp.	51,100	2,072,105

Machinery Total		2,072,105

Trading Companies & Distributors – 1.2%
Noble Group Ltd.	3,120,000	2,941,449

Trading Companies & Distributors Total		2,941,449

Industrials Total		28,463,965

Information Technology – 13.2%
Communications Equipment – 4.1%
Cisco Systems, Inc. (a)	432,065	9,747,386

Communications Equipment Total		9,747,386

Computers & Peripherals – 2.5%
NCR Corp. (a)	141,200	3,113,460
Teradata Corp. (a)	141,200	2,753,400

Computers & Peripherals Total		5,866,860

	Shares	Value ($)
Electronic Equipment, Instruments & Components – 1.3%
National Instruments Corp.	100,000	3,005,000

Electronic Equipment, Instruments & Components Total		3,005,000

Internet Software & Services – 0.2%
eBay, Inc. (a)	21,000	469,980

Internet Software & Services Total		469,980

Semiconductors & Semiconductor Equipment – 1.5%
Microchip Technology, Inc.	90,000	2,648,700
NVIDIA Corp. (a)	75,000	803,250

Semiconductors & Semiconductor Equipment Total		3,451,950

Software – 3.6%
Microsoft Corp.	316,700	8,452,723

Software Total		8,452,723

Information Technology Total		30,993,899

Materials – 7.7%
Chemicals – 2.7%
Huabao International Holdings Ltd.	1,750,000	1,341,744
Monsanto Co.	30,000	2,969,400
Solutia, Inc. (a)	150,000	2,100,000

Chemicals Total		6,411,144

Construction Materials – 2.1%
Vulcan Materials Co.	67,100	4,998,950

Construction Materials Total		4,998,950

Metals & Mining – 1.7%
Nucor Corp.	102,500	4,048,750

Metals & Mining Total		4,048,750

Paper & Forest Products – 1.2%
Aracruz Celulose SA, ADR	74,800	2,745,908

Paper & Forest Products Total		2,745,908

Materials Total		18,204,752

Utilities – 1.2%
Independent Power Producers & Energy Traders – 1.2%
AES Corp. (a)	250,000	2,922,500

Independent Power Producers & Energy Traders Total		2,922,500

Utilities Total		2,922,500

Total Common Stocks (Cost of $147,779,493)		235,355,170

See Accompanying Notes to Financial Statements.

Columbia Blended Equity Fund

September 30, 2008 (Unaudited)

Short-Term Obligation – 1.3%	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 09/30/08, due 10/01/08 at 1.400%, collateralized by a U.S. Government Agency Obligation maturing 03/16/16, market value $3,206,269 (repurchase proceeds $3,141,122)	3,141,000	3,141,000

Total Short-Term Obligation (Cost of $3,141,000)		3,141,000

Total Investments – 101.2% (Cost of $150,920,493) (c)		238,496,170

Other Assets & Liabilities, Net – (1.2)%		(2,770,845)

Net Assets – 100.0%		235,725,325

Notes to Investment Portfolio:

(a)	Non-income producing security.

(b)	Investments in affiliates during the six month period ended September 30, 2008:

Security name: Bank of America Corp.

Shares as of 03/31/08:	168,520
Shares purchased:	—
Shares sold:	—
Shares as of 09/30/08:	168,520
Net realized gain/loss:	$—
Dividend income earned:	$215,706
Value at end of period:	$5,898,200

(c)	Cost for federal income tax purposes is $150,920,493.

At September 30, 2008, the Fund held investments in the following sectors:

Sector	% of Net Assets
Financials	22.7
Health Care	13.6
Information Technology	13.2
Energy	13.0
Industrials	12.1
Consumer Discretionary	8.3
Consumer Staples	8.1
Materials	7.7
Utilities	1.2

99.9
Short-Term Obligation	1.3
Other Assets & Liabilities, Net	(1.2)

Net Assets	100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Energy and Natural Resources Fund

September 30, 2008 (Unaudited)

Common Stocks – 91.4%

	Shares	Value ($)
Energy – 70.4%
Energy Equipment & Services – 18.3%
Atwood Oceanics, Inc. (a)	200,000	7,280,000
Baker Hughes, Inc.	185,000	11,199,900
BJ Services Co.	425,000	8,130,250
CARBO Ceramics, Inc.	21,900	1,130,259
Diamond Offshore Drilling, Inc.	125,000	12,882,500
Halliburton Co.	425,000	13,765,750
National-Oilwell Varco, Inc. (a)	250,000	12,557,500
Schlumberger Ltd.	106,000	8,277,540
Transocean, Inc. (a)	100,972	11,090,765
Weatherford International Ltd. (a)	500,000	12,570,000

Energy Equipment & Services Total		98,884,464

Oil, Gas & Consumable Fuels – 52.1%
Anadarko Petroleum Corp.	275,000	13,340,250
Arena Resources, Inc. (a)	107,907	4,192,187
Chevron Corp.	350,000	28,868,000
Denbury Resources, Inc. (a)	245,400	4,672,416
Devon Energy Corp.	171,388	15,630,585
ENSCO International, Inc.	100,000	5,763,000
EXCO Resources, Inc. (a)	500,000	8,160,000
Exxon Mobil Corp.	500,000	38,830,000
Frontier Oil Corp.	475,000	8,749,500
Gasco Energy, Inc. (a)(b)	4,500,000	8,190,000
Helmerich & Payne, Inc.	300,000	12,957,000
Hess Corp.	180,000	14,774,400
Kodiak Oil & Gas Corp. (a)	1,697,700	2,546,550
Marathon Oil Corp.	300,000	11,961,000
Northern Oil And Gas, Inc. (a)	500,000	4,065,000
Occidental Petroleum Corp.	175,000	12,328,750
Oilsands Quest, Inc. (a)	1,800,000	5,382,000
Pioneer Natural Resources Co.	250,000	13,070,000
SandRidge Energy, Inc. (a)	290,625	5,696,250
Southwestern Energy Co. (a)	505,200	15,428,808
Spectra Energy Corp.	400,000	9,520,000
Suncor Energy, Inc.	335,600	14,142,184
Ultra Petroleum Corp. (a)	55,000	3,043,700
Walter Industries, Inc.	150,000	7,117,500
XTO Energy, Inc.	283,332	13,180,605

Oil, Gas & Consumable Fuels Total		281,609,685

Energy Total		380,494,149

Industrials – 5.1%
Road & Rail – 5.1%
Norfolk Southern Corp.	200,000	13,242,000
Union Pacific Corp.	200,000	14,232,000

Road & Rail Total		27,474,000

Industrials Total		27,474,000

	Shares	Value ($)
Materials – 6.6%
Chemicals – 1.3%
Mosaic Co.	50,000	3,401,000
Olin Corp.	200,000	3,880,000

Chemicals Total		7,281,000

Metals & Mining – 2.9%
Barrick Gold Corp.	325,000	11,940,500
Freeport-McMoRan Copper & Gold, Inc.	61,496	3,496,048

Metals & Mining Total		15,436,548

Paper & Forest Products – 2.4%
International Paper Co.	500,000	13,090,000

Paper & Forest Products Total		13,090,000

Materials Total		35,807,548

Utilities – 9.3%
Electric Utilities – 8.4%
Exelon Corp.	200,000	12,524,000
FPL Group, Inc.	200,000	10,060,000
Southern Co.	600,000	22,614,000

Electric Utilities Total		45,198,000

Multi-Utilities – 0.9%
Sempra Energy	100,000	5,047,000

Multi-Utilities Total		5,047,000

Utilities Total		50,245,000

Total Common Stocks (Cost of $537,652,013)		494,020,697

Short-Term Obligation – 17.3%	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 09/30/08, due 10/01/08 at 1.400%, collateralized by a U.S. Government Agency Obligation maturing 09/27/13, market value $95,640,650 (repurchase proceeds $93,768,646)	93,765,000	93,765,000

Total Short-Term Obligation (Cost of $93,765,000)		93,765,000

Total Investments – 108.7% (Cost of $631,417,013) (c)		587,785,697

Other Assets & Liabilities, Net – (8.7)%		(47,209,054)

Net Assets – 100.0%		540,576,643

See Accompanying Notes to Financial Statements.

Columbia Energy and Natural Resources Fund

September 30, 2008 (Unaudited)

Notes to Investment Portfolio:

(a)	Non-income producing security.

(b)	An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. Transactions in this affiliated company during the six-month period ended September 30, 2008, are as follows:

Security name: Gasco Energy, Inc.

Shares as of 03/31/08:	5,000,000
Shares purchased:	200,000
Shares sold:	(700,000)
Shares as of 09/30/08:	4,500,000
Net realized loss:	$(251,173)
Dividend income earned:	$—
Value at end of period:	$8,190,000

(c)	Cost for federal income tax purposes is $631,417,013.

At September 30, 2008, the Fund held investments in the following sectors:

Sector	% of Net Assets
Energy	70.4
Utilities	9.3
Materials	6.6
Industrials	5.1

91.4
Short-Term Obligation	17.3
Other Assets & Liabilities, Net	(8.7)

100.0

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Mid Cap Core Fund

September 30, 2008 (Unaudited)

Common Stocks – 96.5%

	Shares	Value ($)
Consumer Discretionary – 13.8%
Household Durables – 3.7%
Hunter Douglas NV	70,000	2,882,186
Tempur-Pedic International, Inc.	268,200	3,154,032

Household Durables Total		6,036,218

Media – 0.5%
DISH Network Corp., Class A (a)	40,000	840,000

Media Total		840,000

Specialty Retail – 9.6%
Autozone, Inc. (a)	25,000	3,083,500
Sherwin-Williams Co.	85,000	4,858,600
TJX Companies, Inc.	250,000	7,630,000

Specialty Retail Total		15,572,100

Consumer Discretionary Total		22,448,318

Consumer Staples – 7.6%
Beverages – 5.8%
Constellation Brands, Inc., Class A (a)	250,000	5,365,000
Dr. Pepper Snapple Group, Inc. (a)	155,000	4,104,400

Beverages Total		9,469,400

Food Products – 1.8%
Dean Foods Co. (a)	123,000	2,873,280

Food Products Total		2,873,280

Consumer Staples Total		12,342,680

Energy – 25.7%
Energy Equipment & Services – 6.9%
Noble Corp.	185,000	8,121,500
Tenaris SA, ADR	83,000	3,095,070

Energy Equipment & Services Total		11,216,570

Oil, Gas & Consumable Fuels – 18.8%
Cimarex Energy Co.	70,000	3,423,700
Devon Energy Corp.	95,000	8,664,000
El Paso Corp.	349,800	4,463,448
Occidental Petroleum Corp.	90,000	6,340,500
Williams Companies, Inc.	325,000	7,686,250

Oil, Gas & Consumable Fuels Total		30,577,898

Energy Total		41,794,468

Financials – 17.6%
Diversified Financial Services – 10.4%
Leucadia National Corp.	185,000	8,406,400
Onex Corp.	331,200	8,548,803

Diversified Financial Services Total		16,955,203

	Shares	Value ($)
Insurance – 4.5%
ACE Ltd.	90,000	4,871,700
W.R. Berkley Corp.	100,000	2,355,000

Insurance Total		7,226,700

Real Estate Management & Development – 2.7%
CB Richard Ellis Group, Inc., Class A (a)	300,000	4,011,000
St. Joe Co.	10,000	390,900

Real Estate Management & Development Total		4,401,900

Financials Total		28,583,803

Health Care – 2.7%
Pharmaceuticals – 2.7%
Shire PLC, ADR	91,700	4,378,675

Pharmaceuticals Total		4,378,675

Health Care Total		4,378,675

Industrials – 10.9%
Aerospace & Defense – 2.7%
Empresa Brasileira de Aeronautica SA, ADR	160,000	4,321,600

Aerospace & Defense Total		4,321,600

Commercial & Professional Services – 3.0%
Brink’s Co.	80,000	4,881,600

Commercial & Professional Services Total		4,881,600

Machinery – 5.2%
Eaton Corp.	70,000	3,932,600
Kennametal, Inc.	170,000	4,610,400

Machinery Total		8,543,000

Industrials Total		17,746,200

Information Technology – 10.0%
Communications Equipment – 6.2%
CommScope, Inc. (a)	65,000	2,251,600
Harris Corp.	170,000	7,854,000

Communications Equipment Total		10,105,600

IT Services – 3.8%
MasterCard, Inc., Class A	35,000	6,206,550

IT Services Total		6,206,550

Information Technology Total		16,312,150

Materials – 8.2%
Chemicals – 2.6%
Celanese Corp., Series A	155,000	4,326,050

Chemicals Total		4,326,050

See Accompanying Notes to Financial Statements.

Columbia Mid Cap Core Fund

September 30, 2008 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
Materials (continued)
Metals & Mining – 2.2%
Sterlite Industries India Ltd., ADR	400,000	3,604,000

Metals & Mining Total		3,604,000

Paper & Forest Products – 3.4%
Aracruz Celulose SA, ADR	150,000	5,506,500

Paper & Forest Products Total		5,506,500

Materials Total		13,436,550

Total Common Stocks (Cost of $122,163,536)		157,042,844

Short-Term Obligation – 2.3%	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 09/30/08, due 10/01/08 at 1.400%, collateralized by a U.S. Government Agency Obligation maturing 03/16/16, market value $3,749,963 (repurchase proceeds $3,672,143)	3,672,000	3,672,000

Total Short-Term Obligation (Cost of $3,672,000)		3,672,000

Total Investments – 98.8% (Cost of $125,835,536) (b)		160,714,844

Other Assets & Liabilities, Net – 1.2%		1,958,199

Net Assets – 100.0%		162,673,043

Notes to Investment Portfolio:

(a)	Non-income producing security.

(b)	Cost for federal income tax purposes is $125,835,536.

At September 30, 2008, the Fund held investments in the following sectors:

Sector	% of Net Assets
Energy	25.7
Financials	17.6
Consumer Discretionary	13.8
Industrials	10.9
Information Technology	10.0
Materials	8.2
Consumer Staples	7.6
Health Care	2.7

96.5
Short-Term Obligation	2.3
Other Assets & Liabilities, Net	1.2

100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Select Large Cap Growth Fund

September 30, 2008 (Unaudited)

Common Stocks – 96.6%

	Shares	Value ($)
Consumer Discretionary – 13.5%
Hotels, Restaurants & Leisure – 6.4%
Carnival Corp.	1,092,871	38,632,990
Las Vegas Sands Corp. (a)	842,896	30,436,974

Hotels, Restaurants & Leisure Total		69,069,964

Internet & Catalog Retail – 4.0%
Amazon.com, Inc. (a)	596,048	43,368,453

Internet & Catalog Retail Total		43,368,453

Textiles, Apparel & Luxury Goods – 3.1%
Coach, Inc. (a)	1,356,777	33,973,696

Textiles, Apparel & Luxury Goods Total		33,973,696

Consumer Discretionary Total		146,412,113

Financials – 7.6%
Capital Markets – 3.2%
T Rowe Price Group, Inc.	646,708	34,734,687

Capital Markets Total		34,734,687

Diversified Financial Services – 4.4%
CME Group, Inc.	128,243	47,643,557

Diversified Financial Services Total		47,643,557

Financials Total		82,378,244

Health Care – 33.6%
Biotechnology – 7.6%
Celgene Corp. (a)	689,075	43,604,666
Gilead Sciences, Inc. (a)	855,676	39,001,712

Biotechnology Total		82,606,378

Health Care Equipment & Supplies – 14.9%
Alcon, Inc.	234,179	37,822,250
Hologic, Inc. (a)	2,507,870	48,477,127
Intuitive Surgical, Inc. (a)	153,551	37,002,720
Zimmer Holdings, Inc. (a)	582,052	37,577,277

Health Care Equipment & Supplies Total		160,879,374

Health Care Providers & Services – 4.0%
Medco Health Solutions, Inc. (a)	967,112	43,520,040

Health Care Providers & Services Total		43,520,040

Life Sciences Tools & Services – 3.8%
Covance, Inc. (a)	460,599	40,721,558

Life Sciences Tools & Services Total		40,721,558

Pharmaceuticals – 3.3%
Allergan, Inc.	687,800	35,421,700

Pharmaceuticals Total		35,421,700

Health Care Total		363,149,050

	Shares	Value ($)
Industrials – 7.6%
Air Freight & Logistics – 3.4%
Expeditors International Washington, Inc.	1,050,560	36,601,511

Air Freight & Logistics Total		36,601,511

Electrical Equipment – 4.2%
First Solar, Inc. (a)	241,375	45,598,151

Electrical Equipment Total		45,598,151

Industrials Total		82,199,662

Information Technology – 29.8%
Communications Equipment – 6.3%
QUALCOMM, Inc.	811,184	34,856,576
Research In Motion Ltd. (a)	478,333	32,670,144

Communications Equipment Total		67,526,720

Computers & Peripherals – 2.9%
Apple, Inc. (a)	279,631	31,782,859

Computers & Peripherals Total		31,782,859

Internet Software & Services – 8.1%
Akamai Technologies, Inc. (a)	2,747,282	47,912,598
Google, Inc., Class A (a)	99,819	39,979,506

Internet Software & Services Total		87,892,104

IT Services – 6.7%
Infosys Technologies Ltd., ADR	1,000,666	33,332,185
Mastercard, Inc., Class A	220,285	39,063,139

IT Services Total		72,395,324

Software – 5.8%
Electronic Arts, Inc. (a)	962,003	35,584,491
VMware, Inc., Class A (a)	1,032,180	27,497,275

Software Total		63,081,766

Information Technology Total		322,678,773

Telecommunication Services – 4.5%
Wireless Telecommunication Services – 4.5%
America Movil SAB de CV, Series L, ADR	1,048,008	48,585,651

Wireless Telecommunication Services Total		48,585,651

Telecommunication Services Total		48,585,651

Total Common Stocks (Cost of $1,144,826,382)		1,045,403,493

See Accompanying Notes to Financial Statements.

Columbia Select Large Cap Growth Fund

September 30, 2008 (Unaudited)

Short-Term Obligation – 3.2%	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 09/30/08, due 10/01/08 at 1.400%, collateralized by a U.S. Government Agency Obligation maturing 04/18/36, market value $35,077,149 (repurchase proceeds $34,389,337)	34,388,000	34,388,000

Total Short-Term Obligation (Cost of $34,388,000)		34,388,000

Total Investments – 99.8% (Cost of $1,179,214,382) (b)		1,079,791,493

Other Assets & Liabilities, Net – 0.2%		2,147,164

Net Assets – 100.0%		1,081,938,657

Notes to Investment Portfolio:

(a)	Non-income producing security.

(b)	Cost for federal income tax purposes is $1,179,214,382.

At September 30, 2008, the Fund held investments in the following sectors:

Sector	% of Net Assets
Health Care	33.6
Information Technology	29.8
Consumer Discretionary	13.5
Financials	7.6
Industrials	7.6
Telecommunication Services	4.5

96.6
Short-Term Obligation	3.2
Other Assets & Liabilities, Net	0.2

100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Select Opportunities Fund

September 30, 2008 (Unaudited)

Common Stocks – 99.4%

	Shares	Value ($)
Consumer Discretionary – 10.6%
Auto Components – 2.3%
BorgWarner, Inc.	147,000	4,817,190
Lear Corp. (a)	300,000	3,150,000

Auto Components Total		7,967,190

Diversified Consumer Services – 1.3%
Sotheby’s	215,000	4,312,900

Diversified Consumer Services Total		4,312,900

Hotels, Restaurants & Leisure – 0.9%
Life Time Fitness, Inc. (a)	95,000	2,970,650

Hotels, Restaurants & Leisure Total		2,970,650

Media – 1.7%
John Wiley & Sons, Inc., Class A	147,000	5,946,150

Media Total		5,946,150

Multiline Retail – 4.4%
Dillard’s, Inc., Class A	311,000	3,669,800
Sears Holdings Corp. (a)	120,000	11,220,000

Multiline Retail Total		14,889,800

Consumer Discretionary Total		36,086,690

Consumer Staples – 2.6%
Food & Staples Retailing – 1.8%
Olam International Ltd.	4,865,000	6,240,077

Food & Staples Retailing Total		6,240,077

Food Products – 0.8%
Wilmar International Ltd.	1,447,776	2,579,046

Food Products Total		2,579,046

Consumer Staples Total		8,819,123

Energy – 13.3%
Oil, Gas & Consumable Fuels – 13.3%
Apache Corp.	127,000	13,243,560
Cimarex Energy Co.	204,500	10,002,095
El Paso Corp.	625,000	7,975,000
Exxon Mobil Corp.	109,200	8,480,472
Petroleo Brasileiro SA, ADR	126,000	5,537,700

Oil, Gas & Consumable Fuels Total		45,238,827

Energy Total		45,238,827

Financials – 24.2%
Capital Markets – 2.7%
American Capital Ltd.	365,674	9,328,344

Capital Markets Total		9,328,344

	Shares	Value ($)
Diversified Financial Services – 15.1%
Hong Kong Exchanges & Clearing Ltd.	356,000	4,423,973
Leucadia National Corp.	371,000	16,858,240
Nasdaq OMX Group (a)	347,000	10,607,790
NYSE Euronext	245,000	9,599,100
RHJ International (a)	431,000	3,902,886
Singapore Exchange Ltd.	1,379,385	5,978,754

Diversified Financial Services Total		51,370,743

Insurance – 3.9%
Berkshire Hathaway Inc., Class A (a)	101	13,190,600

Insurance Total		13,190,600

Real Estate Management & Development – 2.5%
St. Joe Co.	216,500	8,462,985

Real Estate Management & Development Total		8,462,985

Financials Total		82,352,672

Health Care – 5.5%
Biotechnology – 0.6%
Senomyx, Inc. (a)	470,694	2,132,244

Biotechnology Total		2,132,244

Pharmaceuticals – 4.9%
Johnson & Johnson	137,000	9,491,360
Novo Nordisk A/S, ADR	137,200	7,024,640

Pharmaceuticals Total		16,516,000

Health Care Total		18,648,244

Industrials – 20.4%
Aerospace & Defense – 6.4%
Bombardier, Inc., Class B	3,044,207	14,003,352
Rolls-Royce Group PLC, ADR	268,000	7,839,000

Aerospace & Defense Total		21,842,352

Air Freight & Logistics – 0.9%
Expeditors International Washington, Inc.	87,541	3,049,928

Air Freight & Logistics Total		3,049,928

Building Products – 2.0%
Simpson Manufacturing Co., Inc.	257,861	6,985,455

Building Products Total		6,985,455

Construction & Engineering – 5.9%
Granite Construction, Inc.	168,478	6,034,881
Quanta Services, Inc. (a)	515,000	13,910,150

Construction & Engineering Total		19,945,031

See Accompanying Notes to Financial Statements.

Columbia Select Opportunities Fund

September 30, 2008 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
Industrials (continued)
Electrical Equipment – 1.6%
American Superconductor Corp. (a)	237,000	5,586,090

Electrical Equipment Total		5,586,090

Industrial Conglomerates – 1.1%
Jardine Strategic Holdings Ltd.	257,000	3,622,261

Industrial Conglomerates Total		3,622,261

Trading Companies & Distributors – 2.5%
Noble Group Ltd.	8,865,000	8,357,674

Trading Companies & Distributors Total		8,357,674

Industrials Total		69,388,791

Information Technology – 2.9%
Communications Equipment – 0.2%
Corning, Inc.	50,000	782,000

Communications Equipment Total		782,000

Electronic Equipment, Instruments & Components – 1.9%
National Instruments Corp.	212,087	6,373,214

Electronic Equipment, Instruments & Components Total		6,373,214

Semiconductors & Semiconductor Equipment – 0.8%
Microchip Technology, Inc.	100,000	2,943,000

Semiconductors & Semiconductor Equipment Total		2,943,000

Information Technology Total		10,098,214

Materials – 17.8%
Chemicals – 8.3%
Huabao International Holdings Ltd.	4,970,286	3,810,772
Monsanto Co.	182,700	18,083,646
Solutia, Inc. (a)	454,501	6,363,014

Chemicals Total		28,257,432

Construction Materials – 3.7%
Vulcan Materials Co.	170,000	12,665,000

Construction Materials Total		12,665,000

Metals & Mining – 4.0%
Alcoa, Inc.	212,000	4,786,960
Nucor Corp.	221,800	8,761,100

Metals & Mining Total		13,548,060

Paper & Forest Products – 1.8%
AbitibiBowater, Inc. (a)	270,000	1,044,900
Aracruz Celulose SA, ADR	140,500	5,157,755

Paper & Forest Products Total		6,202,655

Materials Total		60,673,147

	Shares	Value ($)
Utilities – 2.1%
Independent Power Producers & Energy Traders – 2.1%
AES Corp. (a)	616,000	7,201,040

Independent Power Producers & Energy Traders Total		7,201,040

Utilities Total		7,201,040

Total Common Stocks (Cost of $361,528,267)		338,506,748

Short-Term Obligation – 0.0%	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 09/30/08, due 10/01/08 at 1.400%, collateralized by a U.S. Treasury Obligation maturing 06/27/16, market value $142,763 (repurchase proceeds $137,005)	137,000	137,000

Total Short-Term Obligation (Cost of $137,000)		137,000

Total Investments – 99.4% (Cost of $361,665,267) (b)		338,643,748

Other Assets & Liabilities, Net – 0.6%		1,998,145

Net Assets – 100.0%		340,641,893

Notes to Investment Portfolio:

(a)	Non-income producing security.

(b)	Cost for federal income tax purposes is $361,665,267.

At September 30, 2008, the Fund held investments in the following sectors:

Sector	% of Net Assets
Financials	24.2
Industrials	20.4
Materials	17.8
Energy	13.3
Consumer Discretionary	10.6
Health Care	5.5
Information Technology	2.9
Consumer Staples	2.6
Utilities	2.1

	99.4
Short-Term Obligation	0.0	*
Other Assets & Liabilities, Net	0.6

	100.0

* Represents less than 0.1%.

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Select Small Cap Fund

September 30, 2008 (Unaudited)

Common Stocks – 99.7%

	Shares	Value ($)
Consumer Discretionary – 18.6%
Auto Components – 1.8%
Drew Industries, Inc. (a)	660,000	11,292,600

Auto Components Total		11,292,600

Automobiles – 2.2%
Thor Industries, Inc.	560,000	13,899,200

Automobiles Total		13,899,200

Household Durables – 6.3%
Meritage Corp. (a)	500,000	12,350,000
Ryland Group, Inc.	1,000,000	26,520,000

Household Durables Total		38,870,000

Specialty Retail – 6.4%
Cabela’s, Inc. (a)	1,000,000	12,080,000
Hibbett Sports, Inc. (a)	620,000	12,412,400
J Crew Group, Inc. (a)	300,000	8,571,000
Urban Outfitters, Inc. (a)	200,000	6,374,000

Specialty Retail Total		39,437,400

Textiles, Apparel & Luxury Goods – 1.9%
Columbia Sportswear Co.	280,000	11,748,800

Textiles, Apparel & Luxury Goods Total		11,748,800

Consumer Discretionary Total		115,248,000

Energy – 4.6%
Energy Equipment & Services – 4.6%
Helix Energy Solutions Group, Inc. (a)	510,000	12,382,800
Hercules Offshore, Inc. (a)	400,000	6,064,000
Tetra Technologies, Inc. (a)	730,000	10,110,500

Energy Equipment & Services Total		28,557,300

Energy Total		28,557,300

Financials – 16.6%
Capital Markets – 8.7%
Cowen Group, Inc. (a)	680,000	5,814,000
GFI Group, Inc.	1,500,000	7,065,000
Greenhill & Co., Inc.	280,000	20,650,000
KBW, Inc. (a)	610,000	20,093,400

Capital Markets Total		53,622,400

Commercial Banks – 3.9%
Wilmington Trust Corp.	840,000	24,217,200

Commercial Banks Total		24,217,200

Insurance – 0.9%
Stewart Information Services Corp.	180,000	5,355,000

Insurance Total		5,355,000

	Shares	Value ($)
Real Estate Management & Development – 3.1%
St. Joe Co.	500,000	19,545,000

Real Estate Management & Development Total		19,545,000

Financials Total		102,739,600

Health Care – 2.2%
Health Care Equipment & Supplies – 0.2%
Orthovita, Inc. (a)	360,000	936,000

Health Care Equipment & Supplies Total		936,000

Health Care Providers & Services – 2.0%
Molina Healthcare, Inc. (a)	400,000	12,400,000

Health Care Providers & Services Total		12,400,000

Health Care Total		13,336,000

Industrials – 22.5%
Aerospace & Defense – 3.5%
Innovative Solutions & Support, Inc. (b)	1,000,000	5,460,000
Triumph Group, Inc.	350,000	15,998,500

Aerospace & Defense Total		21,458,500

Building Products – 4.3%
Quanex Building Products Corp.	380,000	5,791,200
Simpson Manufacturing Co., Inc.	780,000	21,130,200

Building Products Total		26,921,400

Construction & Engineering – 2.1%
Shaw Group, Inc. (a)	420,000	12,906,600

Construction & Engineering Total		12,906,600

Electrical Equipment – 1.9%
Regal-Beloit Corp.	280,000	11,905,600

Electrical Equipment Total		11,905,600

Machinery – 1.9%
Kaydon Corp.	260,000	11,715,600

Machinery Total		11,715,600

Professional Services – 8.2%
FTI Consulting, Inc. (a)	240,000	17,337,600
MPS Group, Inc. (a)	1,520,000	15,321,600
Navigant Consulting, Inc. (a)	920,000	18,298,800

Professional Services Total		50,958,000

Road & Rail – 0.6%
Kansas City Southern (a)	80,000	3,548,800

Road & Rail Total		3,548,800

Industrials Total		139,414,500

See Accompanying Notes to Financial Statements.

Columbia Select Small Cap Fund

September 30, 2008 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
Information Technology – 31.8%
Communications Equipment – 5.8%
CommScope, Inc. (a)	530,000	18,359,200
F5 Networks, Inc. (a)	760,000	17,768,800

Communications Equipment Total		36,128,000

Electronic Equipment, Instruments & Components – 6.1%
FLIR Systems, Inc. (a)	500,000	19,210,000
Rogers Corp. (a)	500,000	18,490,000

Electronic Equipment, Instruments & Components Total		37,700,000

IT Services – 8.3%
CACI International, Inc., Class A (a)	280,000	14,028,000
Forrester Research, Inc. (a)	720,000	21,110,400
Hewitt Associates, Inc., Class A (a)	440,000	16,033,600

IT Services Total		51,172,000

Semiconductors & Semiconductor Equipment – 6.9%
Cabot Microelectronics Corp. (a)	380,000	12,190,400
Power Integrations, Inc. (a)	685,000	16,508,500
Varian Semiconductor Equipment Associates, Inc. (a)	560,000	14,067,200

Semiconductors & Semiconductor Equipment Total		42,766,100

Software – 4.7%
Fair Isaac Corp.	500,000	11,525,000
Manhattan Associates, Inc. (a)	800,000	17,872,000

Software Total		29,397,000

Information Technology Total		197,163,100

Materials – 1.3%
Construction Materials – 1.3%
Texas Industries, Inc.	200,000	8,172,000

Construction Materials Total		8,172,000

Materials Total		8,172,000

Utilities – 2.1%
Water Utilities – 2.1%
Aqua America, Inc.	720,000	12,801,600

Water Utilities Total		12,801,600

Utilities Total		12,801,600

Total Common Stocks (Cost of $618,370,613)		617,432,100

Short-Term Obligation – 0.6%	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 09/30/08, due 10/01/08 at 1.400%, collateralized by a U.S. Government Agency Obligation maturing 07/13/09, market value $4,076,494 (repurchase proceeds $3,995,155)	3,995,000	3,995,000

Total Short-Term Obligation (Cost of $3,995,000)		3,995,000

Total Investments – 100.3% (Cost of $622,365,613) (c)		621,427,100

Other Assets & Liabilities, Net – (0.3)%		(1,854,475)

Net Assets – 100.0%		619,572,625

Notes to Investment Portfolio:

(a)	Non-income producing security.

(b)	An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. Transactions in this affiliated company during the six month period ended September 30, 2008, are as follows:

Security name: Innovative Solutions & Support, Inc.

Shares as of 03/31/08:	1,000,000
Shares purchased:	40,000
Shares sold:	(40,000)
Shares as of 09/30/08:	1,000,000
Net realized loss:	$(286,999)
Dividend income earned:	$1,000,000
Value at end of period:	$5,460,000

(c)	Cost for federal income tax purposes is $622,365,613.

At September 30, 2008, the Fund held investments in the following sectors:

Sector	% of Net Assets
Information Technology	31.8
Industrials	22.5
Consumer Discretionary	18.6
Financials	16.6
Energy	4.6
Health Care	2.2
Materials	1.3
Utilities	2.1

99.7
Short-Term Obligation	0.6
Other Assets & Liabilities, Net	(0.3)

100.0

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Value and Restructuring Fund

September 30, 2008 (Unaudited)

Common Stocks – 98.9%

	Shares	Value ($)
Consumer Discretionary – 7.5%
Household Durables – 5.0%
Black & Decker Corp.	3,100,000	188,325,000
Centex Corp.	3,400,000	55,080,000
Leggett & Platt, Inc.	4,300,000	93,697,000
Newell Rubbermaid, Inc.	4,350,000	75,081,000

Household Durables Total		412,183,000

Media – 1.1%
CBS Corp., Class B	3,500,000	51,030,000
DISH Network Corp., Class A (a)	1,800,000	37,800,000

Media Total		88,830,000

Specialty Retail – 1.4%
TJX Companies, Inc.	3,800,000	115,976,000

Specialty Retail Total		115,976,000

Consumer Discretionary Total		616,989,000

Consumer Staples – 6.5%
Food Products – 1.0%
Dean Foods Co. (a)	3,300,000	77,088,000

Food Products Total		77,088,000

Personal Products – 1.8%
Avon Products, Inc.	3,600,000	149,652,000

Personal Products Total		149,652,000

Tobacco – 3.7%
Lorillard, Inc.	4,300,000	305,945,000

Tobacco Total		305,945,000

Consumer Staples Total		532,685,000

Energy – 25.1%
Energy Equipment & Services – 0.7%
Hercules Offshore, Inc. (a)	4,000,000	60,640,000

Energy Equipment & Services Total		60,640,000

Oil, Gas & Consumable Fuels – 24.4%
Alpha Natural Resources, Inc. (a)(b)	3,800,000	195,434,000
Anadarko Petroleum Corp.	2,500,000	121,275,000
Arlington Tankers Ltd. (b)	1,000,000	15,380,000
ConocoPhillips	3,050,000	223,412,500
CONSOL Energy, Inc.	4,700,000	215,683,000
Devon Energy Corp.	2,600,000	237,120,000
El Paso Corp.	6,500,000	82,940,000
Foundation Coal Holdings, Inc.	1,800,000	64,044,000
Murphy Oil Corp.	1,500,000	96,210,000
Noble Energy, Inc.	2,200,000	122,298,000
PetroHawk Energy Corp. (a)	4,700,000	101,661,000

	Shares	Value ($)
Petroleo Brasileiro SA, ADR	8,100,000	355,995,000
Petroplus Holdings AG (a)	1,500,000	57,497,879
Rosetta Resources, Inc. (a)(b)	250,000	4,590,000
Rosetta Resources, Inc. (a)(b)(c)(d)(f)	2,750,000	50,490,000
W&T Offshore, Inc.	2,500,000	68,225,000

Oil, Gas & Consumable Fuels Total		2,012,255,379

Energy Total		2,072,895,379

Financials – 15.9%
Capital Markets – 4.9%
Apollo Investment Corp. (e)	3,500,000	59,675,000
Goldman Sachs Group, Inc.	1,000,000	128,000,000
Invesco Ltd.	6,000,000	125,880,000
Morgan Stanley	3,800,000	87,400,000

Capital Markets Total		400,955,000

Commercial Banks – 1.7%
PNC Financial Services Group, Inc.	1,900,000	141,930,000

Commercial Banks Total		141,930,000

Diversified Financial Services – 2.0%
CIT Group, Inc.	2,900,000	20,184,000
JPMorgan Chase & Co.	3,000,000	140,100,000
Primus Guaranty Ltd. (a)(b)	3,300,000	8,646,000

Diversified Financial Services Total		168,930,000

Insurance – 6.2%
ACE Ltd.	3,900,000	211,107,000
Castlepoint Holdings Ltd. (b)	3,273,260	36,431,384
Genworth Financial, Inc., Class A	3,500,000	30,135,000
Loews Corp.	2,100,000	82,929,000
MetLife, Inc.	2,700,000	151,200,000

Insurance Total		511,802,384

Real Estate Investment Trusts (REITs) – 1.1%
DiamondRock Hospitality Co.	5,300,000	48,230,000
Host Hotels & Resorts, Inc.	2,900,000	38,541,000
Vintage Wine Trust, Inc. (d)(f)	2,140,500	2,782,650

Real Estate Investment Trusts (REITs) Total		89,553,650

Real Estate Management & Development – 0.0%
JHSF Participacoes SA	1,400,000	2,427,873

Real Estate Management & Development Total		2,427,873

Financials Total		1,315,598,907

See Accompanying Notes to Financial Statements.

Columbia Value and Restructuring Fund

September 30, 2008 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
Health Care – 4.0%
Health Care Equipment & Supplies – 1.6%
Baxter International, Inc.	2,031,818	133,348,215

Health Care Equipment & Supplies Total		133,348,215

Health Care Providers & Services – 1.2%
AmerisourceBergen Corp.	2,500,000	94,125,000

Health Care Providers & Services Total		94,125,000

Pharmaceuticals – 1.2%
Bristol-Myers Squibb Co.	4,850,000	101,122,500

Pharmaceuticals Total		101,122,500

Health Care Total		328,595,715

Industrials – 16.7%
Aerospace & Defense – 3.4%
AerCap Holdings NV (a)(b)	6,100,000	64,721,000
Empresa Brasileira de Aeronautica SA, ADR	3,500,000	94,535,000
United Technologies Corp.	2,100,000	126,126,000

Aerospace & Defense Total		285,382,000

Airlines – 1.3%
Copa Holdings SA, Class A (b)	2,600,000	84,500,000
Gol Linhas Aereas Inteligentes SA, ADR	3,000,000	19,500,000

Airlines Total		104,000,000

Construction & Engineering – 0.6%
Aecom Technology Corp. (a)	2,200,000	53,768,000

Construction & Engineering Total		53,768,000

Electrical Equipment – 1.0%
Rockwell Automation, Inc.	2,200,000	82,148,000

Electrical Equipment Total		82,148,000

Industrial Conglomerates – 1.3%
Tyco International Ltd.	3,050,000	106,811,000

Industrial Conglomerates Total		106,811,000

Machinery – 3.1%
AGCO Corp. (a)	3,500,000	149,135,000
Eaton Corp.	1,850,000	103,933,000

Machinery Total		253,068,000

Marine – 0.1%
Omega Navigation Enterprises, Inc., Class A (b)	710,818	9,283,283

Marine Total		9,283,283

Road & Rail – 4.8%
Ryder System, Inc.	2,000,000	124,000,000
Union Pacific Corp.	3,800,000	270,408,000

Road & Rail Total		394,408,000

	Shares	Value ($)
Trading Companies & Distributors – 1.1%
RSC Holdings, Inc. (a)	4,727,272	53,701,810
United Rentals, Inc. (a)	2,550,000	38,862,000

Trading Companies & Distributors Total		92,563,810

Industrials Total		1,381,432,093

Information Technology – 7.8%
Communications Equipment – 5.4%
CommScope, Inc. (a)	2,700,000	93,528,000
Harris Corp.	5,500,000	254,100,000
Nokia Oyj, ADR	5,400,000	100,710,000

Communications Equipment Total		448,338,000

Computers & Peripherals – 2.4%
International Business Machines Corp.	1,650,000	192,984,000

Computers & Peripherals Total		192,984,000

Information Technology Total		641,322,000

Materials – 10.1%
Chemicals – 3.9%
Celanese Corp., Series A	4,700,000	131,177,000
Lanxess AG	2,200,000	60,796,466
PPG Industries, Inc.	2,200,000	128,304,000

Chemicals Total		320,277,466

Containers & Packaging – 0.4%
Smurfit-Stone Container Corp. (a)	6,500,000	30,550,000

Containers & Packaging Total		30,550,000

Metals & Mining – 5.8%
Cia Vale do Rio Doce, ADR	4,000,000	76,600,000
Freeport-McMoRan Copper & Gold, Inc.	1,900,000	108,015,000
Grupo Mexico SAB de CV, Series B	52,346,666	55,043,813
Schnitzer Steel Industries, Inc., Class A	2,150,000	84,366,000
Southern Copper Corp.	5,700,000	108,756,000
Sterlite Industries India Ltd., ADR	5,500,000	49,555,000

Metals & Mining Total		482,335,813

Materials Total		833,163,279

Telecommunication Services – 3.7%
Diversified Telecommunication Services – 0.6%
DataPath, Inc. (a)(d)	1,842,000	3,684,000
Windstream Corp.	4,400,000	48,136,000

Diversified Telecommunication Services Total		51,820,000

See Accompanying Notes to Financial Statements.

Columbia Value and Restructuring Fund

September 30, 2008 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
Telecommunication Services (continued)
Wireless Telecommunication Services – 3.1%
America Movil SAB de CV, Series L, ADR	5,500,000	254,980,000

Wireless Telecommunication Services Total		254,980,000

Telecommunication Services Total		306,800,000

Utilities – 1.6%
Electric Utilities – 1.6%
Enel SpA	6,100,000	50,850,303
Entergy Corp.	950,000	84,559,500

Electric Utilities Total		135,409,803

Utilities Total		135,409,803

Total Common Stocks (Cost of $7,114,204,376)		8,164,891,176

Convertible Preferred Stocks – 0.8%
Financials – 0.6%
Diversified Financial Services – 0.4%
CIT Group, Inc., 7.750%	4,000,000	35,000,000

Diversified Financial Services Total		35,000,000

Insurance – 0.2%
American International Group, Inc., 8.500%	1,800,000	15,462,000

Insurance Total		15,462,000

Financials Total		50,462,000

Materials – 0.2%
Chemicals – 0.2%
Celanese Corp., 4.250%	500,000	18,495,000

Chemicals Total		18,495,000

Materials Total		18,495,000

Total Convertible Preferred Stocks (Cost of $219,922,838)		68,957,000

Short-Term Obligation – 0.4%	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 09/30/08, due 10/01/08 at 1.400%, collateralized by U.S. Government Agency Obligation maturing 02/24/28, market value $29,943,068 (repurchase proceeds $29,355,142)	29,354,000	29,354,000

Total Short-Term Obligation (Cost of $29,354,000)		29,354,000

Total Investments – 100.1% (Cost of $7,363,481,214) (g)		8,263,202,176

Other Assets & Liabilities, Net – (0.1)%		(9,362,517)

Net Assets – 100.0%		8,253,839,659

See Accompanying Notes to Financial Statements.

Columbia Value and Restructuring Fund

September 30, 2008 (Unaudited)

Notes to Investment Portfolio:

(a)	Non-income producing security.

(b)	An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares.

Transactions in these affiliated companies during the six months ended September 30, 2008, are as follows:

Security name: AerCap Holdings NV

Shares as of 03/31/08:	5,000,000
Shares purchased:	1,100,000
Shares sold:	—
Shares as of 09/30/08:	6,100,000
Net realized gain/loss:	$—
Dividend income earned:	$—
Value at end of period:	$64,721,000

Security name: Alpha Natural Resources, Inc.

Shares as of 03/31/08:	3,700,000
Shares purchased:	100,000
Shares sold:	—
Shares as of 09/30/08:	3,800,000
Net realized gain/loss:	$—
Dividend income earned:	$—
Value at end of period:	$195,434,000

Security name: Arlington Tankers Ltd.

Shares as of 03/31/08:	1,000,000
Shares purchased:	—
Shares sold:	—
Shares as of 09/30/08:	1,000,000
Net realized gain/loss:	$—
Dividend income earned:	$1,120,000
Value at end of period:	$15,380,000

Security name: Castlepoint Holdings Ltd.

Shares as of 03/31/08:	3,323,260
Shares purchased:	—
Shares sold:	(50,000)
Shares as of 09/30/08:	3,273,260
Net realized gain/loss:	$40,347
Dividend income earned:	$329,826
Value at end of period:	$36,431,384

Security name: Copa Holdings SA, Class A

Shares as of 03/31/08:	2,600,000
Shares purchased:	—
Shares sold:	—
Shares as of 09/30/08:	2,600,000
Net realized gain/loss:	$—
Dividend income earned:	$962,000
Value at end of period:	$84,500,000

Security name: Omega Navigation Enterprises, Inc., Class A

Shares as of 03/31/08:	1,000,000
Shares purchased:	—
Shares sold:	(289,182)
Shares as of 09/30/08:	710,818
Net realized gain/loss:	$(428,494)
Dividend income earned:	$923,217
Value at end of period:	$9,283,283

Security name: Primus Guaranty Ltd.

Shares as of 03/31/08:	4,000,000
Shares purchased:	—
Shares sold:	(700,000)
Shares as of 09/30/08:	3,300,000
Net realized gain/loss:	$(6,689,440)
Dividend income earned:	$—
Value at end of period:	$8,646,000

See Accompanying Notes to Financial Statements.

Columbia Value and Restructuring Fund

September 30, 2008 (Unaudited)

Security name: Rosetta Resources, Inc.

Shares as of 03/31/08:	3,000,000
Shares purchased:	—
Shares sold:	—
Shares as of 09/30/08:	3,000,000
Net realized gain/loss:	$—
Dividend income earned:	$—
Value at end of period:	$55,080,000

(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. The value of this security amounted to $50,490,000, which represents 0.6% of net assets.

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2008, these securities, which are not illiquid except for those in the following table, amounted to $56,956,650, which represents 0.7% of net assets.

Security	Acquisition Date	Shares	Cost	Value
DataPath, Inc.	06/23/06	1,842,000	$20,262,000	$3,684,000
Vintage Wine Trust, Inc.	03/16/05–01/04/07	2,140,500	7,468,395	2,782,650

				$6,466,650

(e)	Closed-end Management Investment Company.

(f)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(g)	Cost for federal income tax purposes is $7,363,481,214.

At September 30, 2008, the Fund held investments in the following sectors:

Sector	% of Net Assets
Energy	25.1
Industrials	16.7
Financials	16.5
Materials	10.3
Information Technology	7.8
Consumer Discretionary	7.5
Consumer Staples	6.5
Health Care	4.0
Telecommunication Services	3.7
Utilities	1.6

99.7
Short-Term Obligation	0.4
Other Assets & Liabilities, Net	(0.1)

100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Emerging Markets Fund

September 30, 2008 (Unaudited)

Common Stocks – 88.3%

	Shares	Value ($)
Consumer Discretionary – 3.6%
Automobiles – 0.7%
Dongfeng Motor Group Co., Ltd., Class H	3,174,000	1,173,184
PT Astra International Tbk	1,162,500	2,082,163

Automobiles Total		3,255,347

Diversified Consumer Services – 0.7%
Educomp Solutions Ltd.	26,240	1,913,510
MegaStudy Co. Ltd.	7,695	1,169,325

Diversified Consumer Services Total		3,082,835

Hotels, Restaurants & Leisure – 0.8%
Genting Berhad	2,199,300	3,385,764

Hotels, Restaurants & Leisure Total		3,385,764

Household Durables – 0.3%
Cyrela Brazil Realty SA	145,200	1,487,939

Household Durables Total		1,487,939

Media – 0.7%
VisionChina Media, Inc., ADR (a)	153,473	2,257,588
Woongjin Thinkbig Co., Ltd.	55,590	960,807

Media Total		3,218,395

Specialty Retail – 0.4%
Grupo Elektra SA de CV	57,000	1,980,524

Specialty Retail Total		1,980,524

Total Consumer Discretionary		16,410,804

Consumer Staples – 8.8%
Beverages – 2.9%
Central European Distribution Corp. (a)	25,500	1,157,955
Fomento Economico Mexicano SAB de CV, ADR	75,799	2,890,974
Lotte Chilsung Beverage Co., Ltd.	8,781	6,447,725
United Spirits Ltd.	88,768	2,417,827

Beverages Total		12,914,481

Food & Staples Retailing – 1.8%
President Chain Store Corp.	2,839,453	8,301,122

Food & Staples Retailing Total		8,301,122

Food Products – 2.0%
Chaoda Modern Agriculture	4,712,191	3,953,499
IJM Plantations Berhad	1,227,300	647,575
Marfrig Frigorificos e Comercio de Alimentos SA	261,400	2,416,325
PT Bisi International (a)	1,524,500	475,178

	Shares	Value ($)
Want Want China Holdings Ltd.	3,777,000	1,379,414

Food Products Total		8,871,991

Household Products – 0.6%
Hypermarcas SA (a)	365,700	2,492,579

Household Products Total		2,492,579

Tobacco – 1.5%
KT&G Corp.	94,068	7,009,630

Tobacco Total		7,009,630

Consumer Staples Total		39,589,803

Energy – 13.6%
Energy Equipment & Services – 0.5%
Tenaris SA, ADR	63,100	2,352,999

Energy Equipment & Services Total		2,352,999

Oil, Gas & Consumable Fuels – 13.1%
China Coal Energy Co., Class H	1,378,000	1,432,911
CNOOC Ltd.	6,701,000	7,689,601
Gazprom OAO, Registered Shares, ADR	527,822	16,336,091
PT Indo Tambangraya Megah	440,500	1,020,370
LUKOIL, ADR	142,900	8,402,520
PetroChina Co., Ltd., ADR	75,257	7,731,152
PT Bumi Resources Tbk	11,547,000	3,820,867
PTT Exploration & Production PCL, Foreign Registered Shares	759,900	2,850,186
Sasol Ltd.	206,093	8,755,185
Yanzhou Coal Mining Co., Ltd., Class H	1,012,000	1,057,367

Oil, Gas & Consumable Fuels Total		59,096,250

Energy Total		61,449,249

Financials – 19.2%
Commercial Banks – 17.3%
Akbank TAS, ADR (b)	106,488	1,097,550
Banco Bradesco SA, ADR	444,978	7,164,146
Banco Santander Chile SA, ADR	181,778	7,778,281
Bangkok Bank PCL, Foreign Registered Shares	1,515,400	4,650,988
Bank of Communications Co., Ltd., Class H	6,891,000	6,303,819
Bank Pekao SA	38,852	2,812,106
Bank Rakyat Indonesia	4,465,000	2,524,396
China Construction Bank Corp., Class H	11,862,000	7,873,340

See Accompanying Notes to Financial Statements.

Columbia Emerging Markets Fund

September 30, 2008 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
Financials (continued)
Commercial Banks (continued)
China Merchants Bank Co., Ltd., Class H	853,500	2,022,384
Chinatrust Financial Holding Co., Ltd.	131,506	70,655
Credicorp Ltd.	40,125	2,497,781
Hana Financial Group, Inc.	60,452	1,428,838
HDFC Bank Ltd., ADR	41,950	3,563,652
ICICI Bank Ltd., ADR	199,816	4,699,672
Industrial & Commercial Bank of China, Class H	5,392,000	3,211,829
Kookmin Bank (d)	79,499	3,435,790
Siam Commercial Bank PCL, Foreign Registered Shares (c)	1,954,200	3,953,417
Turkiye Garanti Bankasi AS	1,160,313	2,766,559
Turkiye Is Bankasi, Class C	561,138	2,342,977
Uniao de Bancos Brasileiros SA, GDR	80,943	8,168,768

Commercial Banks Total		78,366,948

Diversified Financial Services – 0.3%
Yuanta Financial Holding Co., Ltd.	2,441,000	1,357,242

Diversified Financial Services Total		1,357,242

Insurance – 1.4%
Cathay Financial Holding Co., Ltd.	1,790,400	2,510,465
China Life Insurance Co., Ltd., Class H	1,071,000	3,965,229

Insurance Total		6,475,694

Real Estate Management & Development – 0.2%
China Overseas Land & Investment Ltd.	728,000	881,569

Real Estate Management & Development Total		881,569

Financials Total		87,081,453

Health Care – 0.2%
Health Care Providers & Services – 0.2%
Diagnosticos da America SA	55,432	741,366

Health Care Providers & Services Total		741,366

Health Care Total		741,366

Industrials – 5.4%
Construction & Engineering – 1.1%
Aveng Ltd.	265,095	2,021,513

	Shares	Value ($)
China Communications Construction Co., Ltd., Class H	1,371,000	1,187,169
Tekfen Holding AS	362,291	2,011,907

Construction & Engineering Total		5,220,589

Electrical Equipment – 3.0%
Bharat Heavy Electricals Ltd.	98,113	3,410,210
Harbin Power Equipment Co., Ltd., Class H	1,852,000	1,322,908
LS Cable Ltd.	129,509	8,720,184

Electrical Equipment Total		13,453,302

Industrial Conglomerates – 0.2%
Murray & Roberts Holdings Ltd.	81,000	989,314

Industrial Conglomerates Total		989,314

Machinery – 0.6%
China South Locomotive and Rolling Stock Corp., Class H (a)	3,607,604	1,370,590
Lupatech SA (a)	77,100	1,458,616

Machinery Total		2,829,206

Marine – 0.5%
Pacific Basin Shipping Ltd.	1,279,000	1,063,968
U-Ming Marine Transport Corp.	721,000	1,042,964

Marine Total		2,106,932

Industrials Total		24,599,343

Information Technology – 8.6%
Computers & Peripherals – 1.3%
Asustek Computer, Inc.	1,749,619	3,473,530
Wistron Corp.	2,031,785	2,462,200

Computers & Peripherals Total		5,935,730

Electronic Equipment, Instruments & Components – 2.5%
HON HAI Precision Industry Co., Ltd.	2,338,869	8,321,689
Synnex Technology International Corp.	1,883,246	2,898,910

Electronic Equipment, Instruments & Components Total		11,220,599

IT Services – 0.8%
Infosys Technologies Ltd., ADR	54,050	1,800,405
Redecard SA	138,200	1,806,935

IT Services Total		3,607,340

See Accompanying Notes to Financial Statements.

Columbia Emerging Markets Fund

September 30, 2008 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
Information Technology (continued)
Semiconductors & Semiconductor Equipment – 4.0%
Samsung Electronics Co., Ltd.	29,295	13,489,592
Taiwan Semiconductor Manufacturing Co., Ltd.	1,881	3,093
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	505,243	4,734,127

Semiconductors & Semiconductor Equipment Total		18,226,812

Information Technology Total		38,990,481

Materials – 14.1%
Chemicals – 3.0%
Hyosung Corp.	23,492	1,245,985
Israel Chemicals Ltd.	380,636	5,770,937
Makhteshim-Agan Industries Ltd.	326,329	2,142,554
Uralkali, GDR	141,400	4,441,847

Chemicals Total		13,601,323

Construction Materials – 1.1%
PT Indocement Tunggal Prakarsa Tbk	8,037,200	5,064,249

Construction Materials Total		5,064,249

Metals & Mining – 10.0%
Anglo American PLC	174,963	5,939,711
Cia Siderurgica Nacional SA	152,800	3,272,164
Cia Vale do Rio Doce	879,800	16,598,255
Evraz Group SA, GDR (b)(c)(d)	46,428	1,754,978
Exxaro Resources Ltd.	189,210	2,058,890
Freeport-McMoRan Copper & Gold, Inc.	62,824	3,571,544
Grupo Mexico SAB de CV, Series B	1,746,050	1,836,015
Kazakhmys PLC	319,440	3,349,474
Novolipetsk Steel OJSC, GDR (b)(d)	67,921	1,261,293
POSCO	14,302	5,286,520

Metals & Mining Total		44,928,844

Materials Total		63,594,416

Telecommunication Services – 14.2%
Diversified Telecommunication Services – 3.4%
Chunghwa Telecom Co., Ltd., ADR	279,890	6,624,996
PT Telekomunikasi Indonesia Tbk	5,429,700	4,081,848

	Shares	Value ($)
Telekomunikacja Polska SA	223,514	2,138,508
Vimpel-Communications, ADR	131,434	2,668,110

Diversified Telecommunication Services Total		15,513,462

Wireless Telecommunication Services – 10.8%
America Movil SAB de CV, Series L, ADR	226,154	10,484,499
Bharti Airtel Ltd. (a)	190,394	3,238,491
China Mobile Ltd., ADR	286,470	14,346,418
Mobile TeleSystems OJSC, ADR	106,769	5,980,132
MTN Group Ltd.	611,400	8,658,752
NII Holdings, Inc. (a)	42,725	1,620,132
Philippine Long Distance Telephone Co., ADR	53,440	3,010,810
Turkcell Iletisim Hizmet AS, ADR	92,843	1,391,716

Wireless Telecommunication Services Total		48,730,950

Telecommunication Services Total		64,244,412

Utilities – 0.6%
Independent Power Producers & Energy Traders – 0.4%
Datang International Power Generation Co., Ltd., Class H	2,806,000	1,571,485

Independent Power Producers & Energy Traders Total		1,571,485

Water Utilities – 0.2%
Thai Tap Water Supply PCL (a)	8,778,600	1,109,640

Water Utilities Total		1,109,640

Utilities Total		2,681,125

Total Common Stocks (Cost of $424,313,194)		399,382,452

Preferred Stocks – 8.3%
Consumer Staples – 0.3%
Food Products – 0.3%
Sadia SA	443,100	1,327,274

Food Products Total		1,327,274

Consumer Staples Total		1,327,274

See Accompanying Notes to Financial Statements.

Columbia Emerging Markets Fund

September 30, 2008 (Unaudited)

Preferred Stocks (continued)

	Shares	Value ($)
Energy – 5.8%
Oil, Gas & Consumable Fuels – 5.8%
Petroleo Brasileiro SA	1,415,600	26,111,493

Oil, Gas & Consumable Fuels Total		26,111,493

Energy Total		26,111,493

Materials – 0.5%
Metals & Mining – 0.5%
Usinas Siderurgicas de Minas Gerais SA	120,750	2,570,593

Metals & Mining Total		2,570,593

Materials Total		2,570,593

Utilities – 1.7%
Electric Utilities – 1.7%
Cia Energetica de Minas Gerais	395,651	7,817,793

Electric Utilities Total		7,817,793

Utilities Total		7,817,793

Total Preferred Stocks (Cost of $26,029,696)		37,827,153

Investment Companies – 2.5%
India Fund, Inc.	196,484	6,448,605
iShares MSCI Emerging Markets Index Fund	66,003	2,279,084
WisdomTree India Earnings Fund (a)	157,989	2,523,084

Total Investment Companies (Cost of $9,778,922)		11,250,773

Total Investments – 99.1% (Cost of $460,121,812) (e)		448,460,378

Other Assets & Liabilities, Net – 0.9%		3,872,522

Net Assets – 100.0%		452,332,900

See Accompanying Notes to Financial Statements.

Columbia Emerging Markets Fund

September 30, 2008 (Unaudited)

Notes to Investment Portfolio:

(a)	Non-income producing security.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2008, these securities, which are not illiquid, amounted to $4,113,821, which represents 0.9% of net assets.

(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. The value of these securities amounted to $5,708,395, which represents 1.3% of net asset.

(d)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(e)	Cost for federal income tax purposes is $460,121,812.

The Fund is invested in the following countries at September 30, 2008:

Country	Value	% of Total Investments
Brazil	$83,434,246	18.6
South Korea	49,194,397	11.0
Taiwan	41,800,992	9.3
China	40,223,367	9.0
Russia	39,089,992	8.7
United States*	28,752,654	6.4
Hong Kong	22,917,587	5.1
South Africa	22,483,655	5.0
India	21,043,768	4.7
Indonesia	19,069,071	4.3
Mexico	17,192,012	3.8
Thailand	12,564,231	2.8
Turkey	9,610,709	2.1
United Kingdom	9,289,185	2.1
Israel	7,913,491	1.8
Chile	7,778,281	1.7
Poland	4,950,614	1.1
Luxembourg	4,107,977	0.9
Malaysia	4,033,339	0.9
Philippines	3,010,810	0.7

	$448,460,378	100.0

* Includes investment companies.

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchange.

Acronym	Name
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia International Growth Fund

September 30, 2008 (Unaudited)

Common Stocks – 96.8%

	Shares	Value ($)
Consumer Discretionary – 8.5%
Automobiles – 1.7%
Dongfeng Motor Group Co., Ltd., Class H	5,487,200	2,028,197
Honda Motor Co., Ltd.	75,100	2,230,500
Volkswagen AG	6,280	2,470,575

Automobiles Total		6,729,272

Diversified Consumer Services – 1.0%
Benesse Corp.	93,800	3,828,697

Diversified Consumer Services Total		3,828,697

Hotels, Restaurants & Leisure – 0.3%
Pacific Golf Group International Holdings KK	1,682	1,110,554

Hotels, Restaurants & Leisure Total		1,110,554

Household Durables – 2.0%
JM AB	191,600	1,566,726
Matsushita Electric Industrial Co., Ltd.	260,000	4,512,323
Sony Corp., ADR	51,979	1,604,592

Household Durables Total		7,683,641

Leisure Equipment & Products – 0.7%
Nikon Corp.	108,000	2,567,225

Leisure Equipment & Products Total		2,567,225

Media – 0.8%
Reed Elsevier PLC	134,412	1,332,418
Vivendi	61,142	1,913,320

Media Total		3,245,738

Multiline Retail – 0.4%
Next PLC	95,398	1,749,381

Multiline Retail Total		1,749,381

Textiles, Apparel & Luxury Goods – 1.6%
Compagnie Financiere Richemont SA, Class A	36,696	1,629,824
LVMH Moet Hennessy Louis Vuitton SA	17,856	1,576,633
Swatch Group AG	16,018	2,964,934

Textiles, Apparel & Luxury Goods Total		6,171,391

Consumer Discretionary Total		33,085,899

Consumer Staples – 15.8%
Beverages – 2.4%
Diageo PLC	210,434	3,562,227
Fomento Economico Mexicano SAB de CV, ADR	95,078	3,626,275
SABMiller PLC	116,397	2,273,644

Beverages Total		9,462,146

	Shares	Value ($)
Food & Staples Retailing – 5.1%
Carrefour SA	51,330	2,422,602
Seven & I Holdings Co., Ltd.	192,200	5,531,969
Tesco PLC	658,551	4,579,863
Wm. Morrison Supermarkets PLC	999,964	4,641,680
Woolworths Ltd.	127,233	2,751,413

Food & Staples Retailing Total		19,927,527

Food Products – 5.5%
Nestle SA, Registered Shares	399,137	17,263,498
Unilever NV	146,257	4,131,886

Food Products Total		21,395,384

Household Products – 0.5%
Reckitt Benckiser Group PLC	42,011	2,034,098

Household Products Total		2,034,098

Personal Products – 0.6%
Shiseido Co., Ltd.	106,000	2,374,222

Personal Products Total		2,374,222

Tobacco – 1.7%
British American Tobacco PLC	120,103	3,924,393
Imperial Tobacco Group PLC	83,807	2,692,650

Tobacco Total		6,617,043

Consumer Staples Total		61,810,420

Energy – 4.4%
Oil, Gas & Consumable Fuels – 4.4%
BG Group PLC	504,995	9,150,003
Centennial Coal Co., Ltd.	419,428	1,256,082
CNOOC Ltd., ADR	15,503	1,775,249
Petroleo Brasileiro SA, ADR	24,118	1,059,986
StatoilHydro ASA	101,350	2,416,093
Woodside Petroleum Ltd.	35,430	1,456,304

Oil, Gas & Consumable Fuels Total		17,113,717

Energy Total		17,113,717

Financials – 12.2%
Capital Markets – 1.2%
3i Group PLC	150,457	1,899,162
Credit Suisse Group AG, Registered Shares	60,901	2,899,582

Capital Markets Total		4,798,744

Commercial Banks – 8.1%
Banco Bilbao Vizcaya Argentaria SA	255,819	4,147,105
Banco Bradesco SA, ADR	135,051	2,174,321
Banco Santander SA	227,754	3,447,642
HSBC Holdings PLC	190,556	3,086,025

See Accompanying Notes to Financial Statements.

Columbia International Growth Fund

September 30, 2008 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
Financials (continued)
Commercial Banks (continued)
Intesa Sanpaolo SpA	453,203	2,473,923
Kasikornbank Public Co., Ltd., Foreign Shares	1,843,700	3,446,695
Mitsubishi UFJ Financial Group, Inc.	562,500	4,876,108
Mizuho Financial Group, Inc.	1,017	4,461,936
Royal Bank of Scotland Group PLC	512,798	1,698,662
Sumitomo Mitsui Financial Group, Inc.	298	1,866,932

Commercial Banks Total		31,679,349

Insurance – 1.1%
Brit Insurance Holdings PLC	738,990	2,391,209
Prudential PLC	206,808	1,903,618

Insurance Total		4,294,827

Real Estate Management & Development – 1.8%
Hongkong Land Holdings Ltd.	1,142,000	3,431,987
Mitsui Fudosan Co., Ltd.	179,000	3,446,059

Real Estate Management & Development Total		6,878,046

Financials Total		47,650,966

Health Care – 12.9%
Biotechnology – 0.4%
CSL Ltd.	53,472	1,610,839

Biotechnology Total		1,610,839

Health Care Equipment & Supplies – 0.4%
Terumo Corp.	30,000	1,544,975

Health Care Equipment & Supplies Total		1,544,975

Health Care Providers & Services – 0.9%
Fresenius Medical Care AG & Co. KGaA	70,422	3,625,808

Health Care Providers & Services Total		3,625,808

Pharmaceuticals – 11.2%
Astellas Pharma, Inc.	46,700	1,962,181
Bayer AG	61,908	4,518,844
Daiichi Sankyo Co., Ltd.	102,200	2,608,940
GlaxoSmithKline PLC	441,671	9,542,033
Novartis AG, Registered Shares	155,374	8,126,896
Novo-Nordisk A/S, Class B	33,475	1,714,496
Roche Holding AG, Genusschein Shares	77,625	12,100,722
Teva Pharmaceutical Industries Ltd., ADR	68,616	3,141,927

Pharmaceuticals Total		43,716,039

Health Care Total		50,497,661

	Shares	Value ($)
Industrials – 15.2%
Aerospace & Defense – 1.1%
BAE Systems PLC	291,268	2,137,638
Rolls-Royce Group PLC (a)	335,568	2,014,733

Aerospace & Defense Total		4,152,371

Airlines – 0.6%
Deutsche Lufthansa AG, Registered Shares	121,632	2,392,575

Airlines Total		2,392,575

Construction & Engineering – 0.6%
Outotec Oyj	89,910	2,427,697

Construction & Engineering Total		2,427,697

Electrical Equipment – 4.3%
ABB Ltd., Registered Shares	370,904	7,115,678
Alstom	29,892	2,254,153
Gamesa Corp. Tecnologica SA	84,183	2,891,847
Mitsubishi Electric Corp.	162,000	1,091,596
Vestas Wind Systems A/S (a)	40,550	3,530,039

Electrical Equipment Total		16,883,313

Industrial Conglomerates – 4.1%
Keppel Corp. Ltd.	882,000	4,897,441
Koninklijke Philips Electronics NV	95,282	2,608,926
Siemens AG, Registered Shares	88,182	8,276,269

Industrial Conglomerates Total		15,782,636

Machinery – 2.3%
Gildemeister AG	125,658	2,126,503
Glory Ltd.	176,900	4,040,758
Komatsu Ltd.	74,300	1,202,682
SKF AB, Class B	132,400	1,698,004

Machinery Total		9,067,947

Road & Rail – 1.0%
Central Japan Railway Co.	406	3,831,807

Road & Rail Total		3,831,807

Trading Companies & Distributors – 1.2%
ITOCHU Corp.	81,300	491,448
Mitsubishi Corp.	197,600	4,112,008

Trading Companies & Distributors Total		4,603,456

Industrials Total		59,141,802

Information Technology – 5.9%
Communications Equipment – 1.5%
Nokia Oyj	308,224	5,746,132

Communications Equipment Total		5,746,132

See Accompanying Notes to Financial Statements.

Columbia International Growth Fund

September 30, 2008 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
Information Technology (continued)
Office Electronics – 1.5%
Canon, Inc.	158,700	5,933,330

Office Electronics Total		5,933,330

Software – 2.9%
Nintendo Co., Ltd.	13,900	5,786,361
SAP AG	104,143	5,592,274

Software Total		11,378,635

Information Technology Total		23,058,097

Materials – 11.5%
Chemicals – 4.4%
Linde AG	51,567	5,530,093
Potash Corp. of Saskatchewan	15,094	1,956,795
Shin-Etsu Chemical Co., Ltd.	64,500	3,070,821
Syngenta AG, Registered Shares	20,853	4,427,741
Umicore	67,539	2,096,677

Chemicals Total		17,082,127

Metals & Mining – 7.1%
Anglo American PLC	104,386	3,489,770
ArcelorMittal	27,315	1,366,277
BHP Biliton PLC	438,421	9,917,267
Rio Tinto Ltd.	99,351	6,838,155
Xstrata PLC	99,507	3,080,188
Yamato Kogyo Co., Ltd.	88,000	3,047,985

Metals & Mining Total		27,739,642

Materials Total		44,821,769

Telecommunication Services – 5.2%
Diversified Telecommunication Services – 3.2%
Nippon Telegraph & Telephone Corp.	503	2,240,445
Telefonica SA	344,730	8,240,905
Telekomunikacja Polska SA	201,161	1,924,642

Diversified Telecommunication Services Total		12,405,992

Wireless Telecommunication Services – 2.0%
America Movil SAB de CV, Series L, ADR	60,325	2,796,667
China Mobile Ltd.	236,500	2,367,946
NTT DoCoMo, Inc.	1,765	2,846,243

Wireless Telecommunication Services Total		8,010,856

Telecommunication Services Total		20,416,848

	Shares	Value ($)
Utilities – 5.2%
Electric Utilities – 3.4%
E.ON AG	154,209	7,809,649
Iberdrola SA	294,809	3,013,362
Scottish & Southern Energy PLC	95,330	2,423,408

Electric Utilities Total		13,246,419

Gas Utilities – 0.6%
GDF Suez	40,988	2,144,720

Gas Utilities Total		2,144,720

Multi-Utilities – 1.2%
Centrica PLC	497,238	2,782,660
United Utilities Group PLC (a)	155,331	1,921,797

Multi-Utilities Total		4,704,457

Utilities Total		20,095,596

Total Common Stocks (Cost of $452,143,147)		377,692,775

Investment Companies – 1.4%
iShares MSCI Brazil Index Fund	30,543	1,727,818
iShares MSCI EAFE Index Fund	41,867	2,357,112
WisdomTree India Earnings Fund (a)	93,960	1,500,541

Total Investment Companies (Cost of $6,983,054)		5,585,471

	Par ($)
Short-Term Obligation – 1.2%
Repurchase agreement with Fixed Income Clearing Corp., dated 09/30/08, due 10/01/08 at 1.400%, collateralized by a U.S. Government Agency Obligation maturing 03/16/16, market value $4,791,619 (repurchase proceeds $4,694,183)	4,694,000	4,694,000

Total Short-Term Obligation (Cost of $4,694,000)		4,694,000

Total Investments – 99.4% (Cost of $463,820,201) (b)		387,972,246

Other Assets & Liabilities, Net – 0.6%		2,270,342

Net Assets – 100.0%		390,242,588

See Accompanying Notes to Financial Statements.

Columbia International Growth Fund

September 30, 2008 (Unaudited)

Notes to Investment Portfolio:

(a)	Non-income producing security.

(b)	Cost for federal income tax purposes is $463,820,201.

Forward foreign currency exchange contracts outstanding on September 30, 2008 are:

Forward Currency Contracts to Buy	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	$9,794,827	$9,770,376	12/17/08	$24,451
EUR	29,616,966	29,001,510	12/17/08	615,456
GBP	1,210,436	1,231,706	12/17/08	(21,270)
JPY	1,837,015	1,858,067	12/17/08	(21,052)
JPY	2,196,435	2,221,606	12/17/08	(25,171)
NOK	1,691,279	1,695,482	12/17/08	(4,203)
SEK	2,967,510	2,978,887	12/17/08	(11,377)

				$556,834

Forward Currency Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	$1,041,556	$1,037,896	12/17/08	$(3,660)
CAD	2,176,796	2,167,816	12/17/08	(8,980)
CAD	404,087	414,813	12/17/08	10,726
CHF	11,814,957	11,565,029	12/17/08	(249,928)
EUR	2,012,598	2,040,600	12/17/08	28,002
EUR	399,695	413,944	12/17/08	14,249
GBP	4,401,424	4,298,035	12/17/08	(103,389)
GBP	2,007,292	2,074,993	12/17/08	67,701
ILS	3,598,689	3,428,462	12/17/08	(170,227)
JPY	2,196,435	2,180,450	12/17/08	(15,985)
MXN	2,938,289	3,003,981	12/17/08	65,692
MXN	3,279,367	3,326,504	12/17/08	47,137
PLN	1,740,501	1,689,450	12/17/08	(51,051)
SGD	1,291,507	1,283,849	12/17/08	(7,658)
THB	3,977,359	3,836,227	12/17/08	(141,132)

				$(518,503)

The Fund was invested In the following countries at September 30, 2008:

Country	Value	% of Total Investments
United Kingdom	$84,228,527	21.7
Japan	80,618,106	20.8
Switzerland	56,528,875	14.6
Germany	42,342,590	10.9
United States*	26,458,487	6.8
Spain	21,740,861	5.6
Australia	13,912,793	3.6
France	10,311,428	2.7
Singapore	8,329,428	2.1
Finland	8,173,830	2.1
Netherlands	8,107,089	2.1
Denmark	5,244,535	1.4
Hong Kong	4,396,142	1.1
Thailand	3,446,695	0.9
Sweden	3,264,730	0.8
Italy	2,473,923	0.6
Norway	2,416,093	0.6
Belgium	2,096,677	0.6
Canada	1,956,795	0.5
Poland	1,924,642	0.5

	$387,972,246	100.0

* Includes short-term obligation and investment companies.

Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

See Accompanying Notes to Financial Statements.

Columbia International Growth Fund

September 30, 2008 (Unaudited)

Acronym	Name
ADR	American Depositary Receipt
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	Pound Sterling
ILS	Israeli Shekel
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Pacific/Asia Fund

September 30, 2008 (Unaudited)

Common Stocks – 95.2%

	Shares	Value ($)
Consumer Discretionary – 12.6%
Automobiles – 4.2%
Dongfeng Motor Group Co., Ltd., Class H	1,492,000	551,478
Honda Motor Co., Ltd.	21,900	650,439
Toyota Motor Corp.	31,800	1,350,137

Automobiles Total		2,552,054

Diversified Consumer Services – 1.2%
Benesse Corp.	18,400	751,045

Diversified Consumer Services Total		751,045

Hotels, Restaurants & Leisure – 1.3%
Genting Berhad	216,200	332,834
Kangwon Land, Inc.	28,500	345,179
Pacific Golf Group International Holdings KK	163	107,622

Hotels, Restaurants & Leisure Total		785,635

Household Durables – 1.7%
Matsushita Electric Industrial Co., Ltd.	59,000	1,023,950

Household Durables Total		1,023,950

Leisure Equipment & Products – 0.6%
Nikon Corp.	14,000	332,789

Leisure Equipment & Products Total		332,789

Media – 2.5%
Daiichikosho Co., Ltd.	74,300	760,009
Jupiter Telecommunications Co. Ltd.	404	291,080
VisionChina Media, Inc., ADR (a)	31,123	457,819

Media Total		1,508,908

Textiles, Apparel & Luxury Goods – 1.1%
Youngone Corp.	90,530	689,053

Textiles, Apparel & Luxury Goods Total		689,053

Consumer Discretionary Total		7,643,434

Consumer Staples – 6.7%
Food & Staples Retailing – 3.5%
FamilyMart Co., Ltd.	11,600	490,440
Seven & I Holdings Co., Ltd.	21,900	630,334
Woolworths Ltd.	45,491	983,743

Food & Staples Retailing Total		2,104,517

Food Products – 0.5%
Toyo Suisan Kaisha Ltd.	12,900	327,016

Food Products Total		327,016

Household Products – 0.7%
Unicharm Corp.	5,800	444,908

Household Products Total		444,908

	Shares	Value ($)
Personal Products – 1.3%
Mandom Corp.	10,700	283,223
Shiseido Co., Ltd.	23,000	515,161

Personal Products Total		798,384

Tobacco – 0.7%
KT&G Corp.	5,431	404,700

Tobacco Total		404,700

Consumer Staples Total		4,079,525

Energy – 5.6%
Oil, Gas & Consumable Fuels – 5.6%
Centennial Coal Co., Ltd.	171,681	514,142
CNOOC Ltd.	470,000	539,339
Inpex Holdings, Inc.	52	450,380
Oil & Natural Gas Corp., Ltd.	27,245	610,905
PetroChina Co., Ltd., Class H	562,750	594,848
PT Bumi Resources Tbk	534,000	176,699
Yanzhou Coal Mining Co., Ltd., Class H	522,000	545,401

Oil, Gas & Consumable Fuels Total		3,431,714

Energy Total		3,431,714

Financials – 25.5%
Capital Markets – 2.0%
Tokai Tokyo Securities Co., Ltd.	194,000	666,752
Woori Investment & Securities Co., Ltd.	36,630	574,182

Capital Markets Total		1,240,934

Commercial Banks – 15.6%
Bangkok Bank PCL, Foreign Registered Shares	157,400	483,084
China Merchants Bank Co., Ltd., Class H (b)	116,000	274,864
Commonwealth Bank of Australia	38,351	1,345,816
DBS Group Holdings Ltd.	87,000	1,028,604
Industrial & Commercial Bank of China, Class H	1,810,100	1,078,214
Kookmin Bank (c)	13,930	602,027
Mitsubishi UFJ Financial Group, Inc.	67,500	585,133
Mizuho Financial Group, Inc.	210	921,344
Siam Commercial Bank PCL, Foreign Registered Shares (b)	392,200	793,435
St. George Bank Ltd.	28,182	659,582
Sumitomo Mitsui Financial Group, Inc.	85	532,514
Sumitomo Trust & Banking Co., Ltd.	103,400	685,967

See Accompanying Notes to Financial Statements.

Columbia Pacific/Asia Fund

September 30, 2008 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
Financials (continued)
Commercial Banks (continued)
Yamaguchi Financial Group, Inc.	41,000	492,803

Commercial Banks Total		9,483,387

Consumer Finance – 0.9%
ORIX Corp.	4,450	550,311

Consumer Finance Total		550,311

Insurance – 2.7%
Hyundai Marine & Fire Insurance Co. Ltd.	17,280	279,015
QBE Insurance Group Ltd.	20,586	444,923
Tokio Marine Holdings, Inc.	25,600	928,983

Insurance Total		1,652,921

Real Estate Investment Trusts (REITs) – 0.9%
CapitaCommercial Trust	307,000	284,077
Kiwi Income Property Trust	328,048	255,405

Real Estate Investment Trusts (REITs) Total		539,482

Real Estate Management & Development – 2.5%
CapitaLand Ltd.	103,000	224,471
Hongkong Land Holdings Ltd.	188,000	564,986
Mitsui Fudosan Co., Ltd.	9,000	173,265
Swire Pacific Ltd., Class A	61,200	539,436

Real Estate Management & Development Total		1,502,158

Thrifts & Mortgage Finance – 0.9%
LIC Housing Finance	90,134	551,818

Thrifts & Mortgage Finance Total		551,818

Financials Total		15,521,011

Health Care – 4.7%
Health Care Equipment & Supplies – 0.4%
Hogy Medical Co., Ltd.	4,800	220,423

Health Care Equipment & Supplies Total		220,423

Health Care Providers & Services – 0.9%
As One Corp.	27,600	564,166

Health Care Providers & Services Total		564,166

Pharmaceuticals – 3.4%
Astellas Pharma, Inc.	13,100	550,419
Daiichi Sankyo Co., Ltd.	17,900	456,947
Takeda Pharmaceutical Co., Ltd.	21,300	1,072,732

Pharmaceuticals Total		2,080,098

Health Care Total		2,864,687

	Shares	Value ($)
Industrials – 11.2%
Commercial Services & Supplies – 1.0%
Aeon Delight Co. Ltd.	16,100	373,806
Brambles Ltd.	40,132	250,497

Commercial Services & Supplies Total		624,303

Electrical Equipment – 2.8%
Bharat Heavy Electricals Ltd.	13,547	470,866
Harbin Power Equipment Co., Ltd., Class H	362,000	258,581
Mitsubishi Electric Corp.	71,000	478,416
Sumitomo Electric Industries Ltd.	42,100	457,821

Electrical Equipment Total		1,665,684

Industrial Conglomerates – 1.3%
Keppel Corp. Ltd.	143,000	794,030

Industrial Conglomerates Total		794,030

Machinery – 2.0%
Glory Ltd.	38,600	881,703
Komatsu Ltd.	21,600	349,636

Machinery Total		1,231,339

Marine – 0.6%
U-Ming Marine Transport Corp.	251,000	363,085

Marine Total		363,085

Road & Rail – 1.1%
Central Japan Railway Co.	70	660,656

Road & Rail Total		660,656

Trading Companies & Distributors – 2.2%
ITOCHU Corp.	85,700	518,046
Mitsubishi Corp.	39,300	817,823

Trading Companies & Distributors Total		1,335,869

Transportation Infrastructure – 0.2%
Sichuan Expressway Co., Ltd., Class H	638,000	138,817

Transportation Infrastructure Total		138,817

Industrials Total		6,813,783

Information Technology – 10.5%
Electronic Equipment, Instruments & Components – 2.9%
FUJIFILM Holdings Corp.	18,300	474,260
HON HAI Precision Industry Co., Ltd.	117,300	417,353
Kingboard Chemical Holdings Ltd.	88,500	299,840
Kyocera Corp.	7,600	576,175

Electronic Equipment, Instruments & Components Total		1,767,628

See Accompanying Notes to Financial Statements.

Columbia Pacific/Asia Fund

September 30, 2008 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
Information Technology (continued)
IT Services – 0.4%
Computershare Ltd.	36,419	273,868

IT Services Total		273,868

Office Electronics – 1.6%
Canon, Inc.	25,400	949,632

Office Electronics Total		949,632

Semiconductors & Semiconductor Equipment – 3.8%
Macronix International	1,548,860	457,580
Samsung Electronics Co., Ltd.	2,283	1,051,263
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	52,275	489,817
United Microelectronics Corp., ADR	161,781	315,472

Semiconductors & Semiconductor Equipment Total		2,314,132

Software – 1.8%
Nintendo Co., Ltd.	2,600	1,082,341

Software Total		1,082,341

Information Technology Total		6,387,601

Materials – 9.6%
Chemicals – 3.3%
Asahi Kasei Corp.	57,000	241,260
Capro Corp. (a)	51,390	383,634
Incitec Pivot Ltd.	125,100	516,743
Kansai Paint Co. Ltd.	72,000	446,255
Shin-Etsu Chemical Co., Ltd.	8,500	404,682

Chemicals Total		1,992,574

Metals & Mining – 6.3%
Aluminum Corp. of China Ltd., ADR	16,971	257,111
BHP Billiton Ltd.	42,411	1,089,708
Freeport-McMoRan Copper & Gold, Inc.	9,382	533,367
JFE Holdings, Inc.	12,000	373,279
KISCO Corp. (a)	10,005	402,040
KISCO Holdings Co., Ltd.	3,030	121,930
Rio Tinto Ltd.	6,126	421,642
Yamato Kogyo Co., Ltd.	18,900	654,624

Metals & Mining Total		3,853,701

Materials Total		5,846,275

Telecommunication Services – 6.6%
Diversified Telecommunication Services – 2.1%
Nippon Telegraph & Telephone Corp.	207	922,012

	Shares	Value ($)
PT Telekomunikasi Indonesia Tbk, Series B	500,800	376,483

Diversified Telecommunication Services Total		1,298,495

Wireless Telecommunication Services – 4.5%
China Mobile Ltd., ADR	27,843	1,394,378
NTT DoCoMo, Inc.	529	853,067
Philippine Long Distance Telephone Co., ADR	8,260	465,368

Wireless Telecommunication Services Total		2,712,813

Telecommunication Services Total		4,011,308

Utilities – 2.2%
Electric Utilities – 0.5%
CESC Ltd.	53,524	318,027

Electric Utilities Total		318,027

Independent Power Producers & Energy Traders – 0.9%
Datang International Power Generation Co., Ltd., Class H	402,000	225,138
Tanjong PLC	85,200	324,583

Independent Power Producers & Energy Traders Total		549,721

Water Utilities – 0.8%
Thai Tap Water Supply PCL, Foreign Registered Shares (a)	3,504,353	442,959

Water Utilities Total		442,959

Utilities Total		1,310,707

Total Common Stocks (Cost of $71,840,286)		57,910,045

Investment Companies – 3.8%
iShares MSCI Emerging Markets Index Fund	27,125	936,626
iShares MSCI Japan Index Fund	83,399	889,033
iShares MSCI Pacific Ex-Japan Index Fund	12,586	451,838

Total Investment Companies (Cost of $2,202,918)		2,277,497

Total Investments – 99.0% (Cost of $74,043,204) (d)		60,187,542

Other Assets & Liabilities, Net – 1.0%		628,933

Net Assets – 100.0%		60,816,475

See Accompanying Notes to Financial Statements.

Columbia Pacific/Asia Fund

September 30, 2008 (Unaudited)

Notes to Investment Portfolio:

(a)	Non-income producing security.

(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. The value of these securities amounted to $1,068,299, which represents 1.8% of net assets.

(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(d)	Cost for federal income tax purposes is $74,043,204.

Forward foreign currency exchange contracts outstanding on September 30, 2008 are:

Forward Currency Contracts to Buy	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	$1,955,028	$1,950,148	12/17/08	$4,880
AUD	309,435	326,544	12/17/08	(17,109)
INR	276,938	279,957	12/17/08	(3,019)
JPY	1,729,203	1,716,618	12/17/08	12,585
MYR	215,260	211,494	12/17/08	3,766
NZD	142,575	137,174	12/17/08	5,401
PHP	437,746	437,176	12/17/08	570
SGD	122,934	123,682	12/17/08	(748)
TWD	1,621,046	1,623,332	12/17/08	(2,286)

				$4,040

Forward Currency Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	$429,902	$434,616	12/17/08	$4,714
JPY	607,670	614,339	12/17/08	6,669
KRW	193,240	207,449	12/17/08	14,209
KRW	349,431	369,832	12/17/08	20,401
NZD	142,575	143,512	12/17/08	937
NZD	105,439	106,132	12/17/08	693
PHP	718,238	697,749	12/17/08	(20,489)
SGD	1,058,910	1,052,631	12/17/08	(6,279)
THB	1,377,150	1,328,284	12/17/08	(48,866)
TWD	184,807	184,872	12/17/08	65

				$(27,946)

The Fund was invested in the following countries at September 30, 2008:

Country	Value	% of Total Investments
Japan	$28,325,785	47.1
Australia	6,500,665	10.8
South Korea	4,853,022	8.1
China	4,682,112	7.8
Hong Kong	3,038,139	5.0
United States*	2,810,864	4.7
Singapore	2,331,180	3.9
Taiwan	2,043,307	3.4
India	1,951,617	3.2
Thailand	1,719,479	2.9
Indonesia	553,182	0.9
Philippines	465,368	0.8
Malaysia	332,834	0.5
United Kingdom	324,583	0.5
New Zealand	255,405	0.4

	$60,187,542	100.0

* Includes investment companies.

Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

See Accompanying Notes to Financial Statements.

Columbia Pacific/Asia Fund

September 30, 2008 (Unaudited)

Acronym	Name
ADR	American Depositary Receipt
AUD	Australian Dollar
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
PHP	Philippine Peso
SGD	Singapore Dollar
THB	Thailand Baht
TWD	New Taiwan Dollar

See Accompanying Notes to Financial Statements.

Statements of Assets and Liabilities – Equity Funds

September 30, 2008 (Unaudited)

	($)	($)	($)	($)
	Columbia Blended Equity Fund	Columbia Energy and Natural Resources Fund	Columbia Mid Cap Core Fund	Columbia Select Large Cap Growth Fund
Assets
Unaffiliated investments, at identified cost	147,550,016	621,387,465	125,835,536	1,179,214,382
Affiliated investments, at identified cost	3,370,477	10,029,548	—	—

Total investments, at identified cost	150,920,493	631,417,013	125,835,536	1,179,214,382
Unaffiliated investments, at value	232,597,970	579,595,697	160,714,844	1,079,791,493
Affiliated investments, at value	5,898,200	8,190,000	—	—

Total investments, at value	238,496,170	587,785,697	160,714,844	1,079,791,493

Cash	476,280	53	489	966
Unrealized appreciation on foreign forward currency contracts	—	—	—	—
Foreign currency (cost of $—, $—, $—, $—, $—, $—, $—, $1,891,903, $2,263 and $75,139, respectively)	—	—	—	—
Receivable for:
Investments sold	6,021,899	28,707,184	3,003,864	—
Fund shares sold	651,319	727,122	31,772	4,137,655
Dividends	274,012	286,760	168,697	641,215
Interest	122	3,646	143	1,337
Foreign tax reclaims	23,601	—	—	136,094
Expense reimbursement due from investment advisor	15	—	—	—
Trustees’ deferred compensation plan	1,279	2,003	1,196	2,407
Other assets	18,035	34,561	16,090	41,862

Total assets	245,962,732	617,547,026	163,937,095	1,084,753,029

Liabilities
Payable to custodian bank	—	—	—	—
Expense reimbursement due to investment advisor	—	—	10,900	—
Unrealized depreciation on foreign forward currency contracts	—	—	—	—
Payable for:
Investments purchased	5,274,110	73,945,588	—	—
Fund shares repurchased	4,501,705	2,133,859	942,002	1,451,293
Distributions	—	—	—	—
Investment advisory fee	160,820	300,077	102,065	682,354
Administration fee	16,275	41,522	11,320	86,870
Transfer agent fee	192,743	475,488	141,595	494,044
Pricing and bookkeeping fees	6,363	11,110	5,715	12,911
Trustees’ fees	22,969	7,810	9,026	9,264
Custody fee	17,943	5,865	5,602	7,196
Distribution and service fees	52	5,362	808	2,755
Interest payable	—	—	—	—
Chief compliance officer expenses	41	47	5	6
Deferred foreign capital gains tax payable	—	—	—	—
Loan principal payable	—	—	—	—
Trustees’ deferred compensation plan	1,279	2,003	1,196	2,407
Other liabilities	43,107	41,652	33,818	65,272

Total liabilities	10,237,407	76,970,383	1,264,052	2,814,372

Net Assets	235,725,325	540,576,643	162,673,043	1,081,938,657

See Accompanying Notes to Financial Statements.

($)	($)	($)	($)	($)	($)
Columbia Select Opportunities Fund	Columbia Select Small Cap Fund	Columbia Value and Restructuring Fund	Columbia Emerging Markets Fund	Columbia International Growth Fund	Columbia Pacific/ Asia Fund

361,665,267	606,739,854	6,916,863,116	460,121,812	463,820,201	74,043,204
—	15,625,759	446,618,098	—	—	—

361,665,267	622,365,613	7,363,481,214	460,121,812	463,820,201	74,043,204
338,643,748	615,967,100	7,793,726,509	448,460,378	387,972,246	60,187,542
—	5,460,000	469,475,667	—	—	—

338,643,748	621,427,100	8,263,202,176	448,460,378	387,972,246	60,187,542

10,830	261,147	111,340	—	981	—
—	—	—	—	873,414	74,890
—	—	—	1,905,177	2,203	75,040

4,179,284	5,822,482	—	10,834,000	3,056,610	2,746,111
320,447	528,513	16,253,723	299,409	216,050	793
323,910	44,800	6,902,679	1,669,303	1,441,233	544,110
5	155	1,141	—	183	—
35,835	—	390,067	23,170	586,363	2,113
27,539	—	—	137,508	—	—
1,382	2,085	18,323	3,053	1,889	931
16,728	37,617	458,080	59,117	36,125	8,799

343,559,708	628,123,899	8,287,337,529	463,391,115	394,187,297	63,640,329

950,877	—	—	18,813	—	965,970
—	—	—	—	—	—
—	—	—	—	835,083	98,796

1,411,666	5,822,261	—	4,572,892	1,549,329	1,527,816
199,340	1,833,567	20,397,109	1,651,051	773,599	52,571
—	—	6	—	—	—
224,916	414,123	4,483,690	548,011	365,618	61,508
23,579	46,032	765,714	56,078	46,608	5,267
55,841	367,205	7,289,392	716,417	205,606	7,762
8,466	12,485	12,487	16,942	19,203	10,621
3,495	9,459	85,009	33,132	9,130	4,490
9,401	220	95,763	342,312	76,055	38,141
711	7,905	128,686	651	32	15
—	830	—	6,570	2,601	979
1	6	40	1	68	8
—	—	—	7,890	—	31,459
—	—	—	3,000,000	—	—
1,382	2,085	18,323	3,053	1,889	931
28,140	35,096	221,651	84,402	59,888	17,520

2,917,815	8,551,274	33,497,870	11,058,215	3,944,709	2,823,854

340,641,893	619,572,625	8,253,839,659	452,332,900	390,242,588	60,816,475

See Accompanying Notes to Financial Statements.

Statements of Assets and Liabilities (continued) – Equity Funds

September 30, 2008 (Unaudited)

	($)	($)	($)	($)
	Columbia Blended Equity Fund	Columbia Energy and Natural Resources Fund	Columbia Mid Cap Core Fund	Columbia Select Large Cap Growth Fund
Net Assets Consist of
Paid-in capital	140,685,356	587,566,992	128,009,195	1,239,334,609
Undistributed (overdistributed) net investment income	96,849	(612,044)	63,788	(1,650,657)
Accumulated net realized gain (loss)	7,367,975	(2,746,989)	(279,248)	(56,322,406)
Net unrealized appreciation (depreciation) on:
Investments	87,575,677	(43,631,316)	34,879,308	(99,422,889)
Foreign currency translations	(532)	—	—	—
Foreign capital gains tax	—	—	—	—

Net Assets	235,725,325	540,576,643	162,673,043	1,081,938,657

Class A Shares
Net assets	$18,021	$12,492,401	$79,554	$8,516,821
Shares outstanding	770	631,405	5,455	894,666
Net asset value per share (a)	$23.40	$19.79	$14.58	$9.52
Maximum sales charge	5.75%	5.75%	5.75%	5.75%
Maximum offering price per share (b)	$24.83	$21.00	$15.47	$10.10

Class C Shares
Net assets	$33,269	$2,701,530	$14,906	$777,662
Shares outstanding	1,424	137,517	1,024	82,261
Net asset value and offering price per share (a)	$23.36	$19.65	$14.55 (c)	$9.45

Class R Shares
Net assets	—	—	$1,759,598	$160,601
Shares outstanding	—	—	121,964	17,206
Net asset value and offering price per share	—	—	$14.43	$9.33

Class Z Shares
Net assets	$235,674,035	$525,382,712	$160,818,985	$1,072,483,573
Shares outstanding	10,072,971	26,522,175	11,019,851	112,456,897
Net asset value and offering price per share	$23.40	$19.81	$14.59	$9.54

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

(c)	Net asset value per share rounds due to fractional shares outstanding.

See Accompanying Notes to Financial Statements.

($)	($)	($)	($)	($)	($)
Columbia Select Opportunities Fund	Columbia Select Small Cap Fund	Columbia Value and Restructuring Fund	Columbia Emerging Markets Fund	Columbia International Growth Fund	Columbia Pacific/Asia Fund

362,552,893	611,822,936	7,884,051,174	325,158,088	454,406,136	78,232,506
153,624	(1,075,828)	3,017,656	3,763,414	5,892,819	772,558
950,952	9,764,030	(532,924,680)	135,032,596	5,800,820	(4,249,547)

(23,021,519)	(938,513)	899,720,962	(11,661,434)	(75,847,955)	(13,855,662)
5,943	—	(25,453)	48,126	(9,232)	(51,921)
—	—	—	(7,890)	—	(31,459)

340,641,893	619,572,625	8,253,839,659	452,332,900	390,242,588	60,816,475

$2,068,384	$14,328,980	$262,713,459	$1,363,837	$112,949	$35,989
176,338	1,000,461	6,151,844	153,302	8,392	5,577
$11.73	$14.32	$42.70	$8.90	$13.46	$6.45
5.75%	5.75%	5.75%	5.75%	5.75%	5.75%
$12.45	$15.19	$45.31	$9.44	$14.28	$6.84

$384,399	$2,058,290	$58,044,661	$258,758	$11,669	$9,080
32,927	144,769	1,359,334	29,257	870	1,413
$11.67	$14.22	$42.70	$8.84	$13.41	$6.43

—	$7,641,461	$47,163,477	—	—	—
—	544,292	1,104,827	—	—	—
—	$14.04	$42.69	—	—	—

$338,189,110	$595,543,894	$7,885,918,062	$450,710,305	$390,117,970	$60,771,406
28,831,139	41,522,853	184,783,028	50,655,987	28,952,354	9,405,682
$11.73	$14.34	$42.68	$8.90	$13.47	$6.46

See Accompanying Notes to Financial Statements.

Statements of Operations – Equity Funds

For the Six Months Ended September 30, 2008 (Unaudited)

	($)	($)	($)	($)
	Columbia Blended Equity Fund	Columbia Energy and Natural Resources Fund	Columbia Mid Cap Core Fund	Columbia Select Large Cap Growth Fund
Investment Income
Dividends	2,236,642	2,734,153	1,803,897	3,671,218
Dividends from affiliates	215,706	—	—	—
Interest	28,267	542,941	16,327	382,235
Foreign taxes withheld	(39,802)	(48,920)	(64,678)	(122,096)

Total Investment Income	2,440,813	3,228,174	1,755,546	3,931,357

Expenses
Investment advisory fee	1,067,472	2,419,179	763,164	4,038,596
Administration fee	173,162	535,786	139,543	762,747
Distribution fee:
Class C Shares	93	11,863	67	2,505
Class R Shares	—	—	5,313	493
Shareholder service fee:
Class A Shares	53	16,697	33	8,034
Class C Shares	31	3,954	23	826
Transfer agent fees	198,920	761,490	182,656	807,625
Pricing and bookkeeping fees	44,384	69,558	36,755	70,865
Trustees’ fees	23,576	18,483	11,529	22,143
Custody fees	19,722	12,721	7,664	13,542
Chief compliance officer expenses	121	276	180	250
Other expenses	49,222	202,861	110,252	140,013

Expenses before interest expense	1,576,756	4,052,868	1,257,179	5,867,639
Interest expense	—	—	357	—

Total Expenses	1,576,756	4,052,868	1,257,536	5,867,639
Fees waived or expenses reimbursed by investment advisor and/or administrator	(71,165)	(201,598)	(58,705)	(277,582)
Expense reductions	(8,506)	(11,056)	(6,998)	(8,043)

Net Expenses	1,497,085	3,840,214	1,191,833	5,582,014

Net Investment Income (Loss)	943,728	(612,040)	563,713	(1,650,657)

See Accompanying Notes to Financial Statements.

($)	($)	($)	($)	($)	($)
Columbia Select Opportunities Fund	Columbia Select Small Cap Fund	Columbia Value and Restructuring Fund	Columbia Emerging Markets Fund	Columbia International Growth Fund	Columbia Pacific/ Asia Fund

2,475,972	1,528,662	98,052,037	12,017,143	9,998,087	1,722,039
—	1,000,000	3,335,043	—	—	—
38,600	191,293	1,730,465	31,214	195,670	2,665
(37,726)	—	(1,688,799)	(1,104,997)	(263,877)	(118,581)

2,476,846	2,719,955	101,428,746	10,943,360	9,929,880	1,606,123

1,512,174	2,595,704	29,973,275	5,256,364	2,807,714	498,835
253,199	449,517	7,475,295	773,176	500,560	73,316

743	8,618	166,742	1,693	47	39
—	19,141	120,032	—	—	—

1,719	12,766	259,809	2,944	72	44
249	2,873	55,581	563	15	13
121,686	622,491	7,874,569	752,538	478,830	45,137
54,421	69,747	72,196	79,566	67,342	35,418
10,187	19,947	162,870	51,936	18,300	9,333
37,749	8,962	180,726	770,935	150,430	91,317
190	220	1,100	243	276	170
75,281	167,945	686,030	188,792	109,038	92,496

2,067,598	3,977,931	47,028,225	7,878,750	4,132,624	846,118
—	898	—	49,645	14,535	4,516

2,067,598	3,978,829	47,028,225	7,928,395	4,147,159	850,634
(409,553)	(173,047)	(2,515,098)	(742,918)	(140,386)	(24,942)
(1,726)	(9,999)	(65,028)	(6,976)	(4,480)	(2,060)

1,656,319	3,795,783	44,448,099	7,178,501	4,002,293	823,632

820,527	(1,075,828)	56,980,647	3,764,859	5,927,587	782,491

See Accompanying Notes to Financial Statements.

Statements of Operations (continued) – Equity Funds

For the Six Months Ended September 30, 2008 (Unaudited)

	($)	($)	($)	($)
	Columbia Blended Equity Fund	Columbia Energy and Natural Resources Fund	Columbia Mid Cap Core Fund	Columbia Select Large Cap Growth Fund
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Foreign Capital Gains Tax:
Net realized gain (loss) on:
Unaffiliated investments	7,451,201	(468,823)	(262,183)	24,253,875
Affiliated investments	—	(251,173)	—	—
Foreign currency transactions	(16,115)	175	8,249	—

Net realized gain (loss)	7,435,086	(719,821)	(253,934)	24,253,875

Net change in unrealized appreciation (depreciation) on:
Investments	(40,577,042)	(161,654,720)	(42,921,663)	(226,479,443)
Foreign currency translations	(1,395)	308	—	—
Foreign capital gains tax	—	—	—	—

Net change in unrealized appreciation (depreciation)	(40,578,437)	(161,654,412)	(42,921,663)	(226,479,443)

Net Loss	(33,143,351)	(162,374,233)	(43,175,597)	(202,225,568)

Net Decrease Resulting from Operations	(32,199,623)	(162,986,273)	(42,611,884)	(203,876,225)

See Accompanying Notes to Financial Statements.

($)	($)	($)	($)	($)	($)
Columbia Select Opportunities Fund	Columbia Select Small Cap Fund	Columbia Value and Restructuring Fund	Columbia Emerging Markets Fund	Columbia International Growth Fund	Columbia Pacific/Asia Fund

1,169,484	11,483,026	(388,649,815)	137,764,436	14,265,613	(2,870,794)
—	(286,999)	(7,077,587)	—	—	—
(28,719)	—	(41,275)	(1,224,820)	(3,904,716)	(345,678)

1,140,765	11,196,027	(395,768,677)	136,539,616	10,360,897	(3,216,472)

(60,977,110)	(69,286,016)	(1,533,204,504)	(356,466,556)	(140,861,763)	(13,951,165)
2,477	—	(44,272)	61,760	(76,145)	(49,578)
—	—	—	334,822	272,274	50,099

(60,974,633)	(69,286,016)	(1,533,248,776)	(356,069,974)	(140,665,634)	(13,950,644)

(59,833,868)	(58,089,989)	(1,929,017,453)	(219,530,358)	(130,304,737)	(17,167,116)

(59,013,341)	(59,165,817)	(1,872,036,806)	(215,765,499)	(124,377,150)	(16,384,625)

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Equity Funds

Increase (Decrease) in Net Assets	Columbia Blended Equity Fund		Columbia Energy and Natural Resources Fund
	(Unaudited) Six Months Ended September 30, 2008 ($)	Year Ended March 31, 2008 ($) (a)(b)	(Unaudited) Six Months Ended September 30, 2008 ($)	Year Ended March 31, 2008 ($) (a)(c)
Operations
Net investment income (loss)	943,728	2,484,145	(612,040)	340,137
Net realized gain (loss) on investments and foreign currency transactions	7,435,086	61,743,836	(719,821)	80,998,074
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(40,578,437)	(55,325,660)	(161,654,412)	66,202,660

Net Increase (Decrease) Resulting from Operations	(32,199,623)	8,902,321	(162,986,273)	147,540,871

Distributions to Shareholders
From net investment income:
Institutional Shares	—	—	—	—
Class A Shares	(72)	—	—	—
Class C Shares	(10)	—	—	—
Class R Shares	—	—	—	—
Class Z Shares	(955,698)	(3,091,634)	—	(692,495)
From net realized gains:
Institutional Shares	—	—	—	—
Class A Shares	(1,523)	—	(213,660)	(157,697)
Class C Shares	(2,089)	—	(49,932)	(30,214)
Class R Shares	—	—	—	—
Class Z Shares	(21,465,963)	(70,675,685)	(11,867,905)	(99,593,088)

Total Distributions to Shareholders	(22,425,355)	(73,767,319)	(12,131,497)	(100,473,494)

Net Capital Share Transactions	(1,527,333)	(44,283,689)	(3,146,774)	174,033,621

Redemption Fees	—	3,518	—	64,308
Net Increase (Decrease) in Net Assets	(56,152,311)	(109,145,169)	(178,264,544)	221,165,306

Net Assets
Beginning of period	291,877,636	401,022,805	718,841,187	497,675,881
End of period	235,725,325	291,877,636	540,576,643	718,841,187
Undistributed (Overdistributed) net investment income, at end of period	96,849	108,901	(612,044)	(4)

(a)	On March 31, 2008, the Predecessor Fund’s Shares class was reorganized into the Fund’s Class Z. The financial information of the Fund’s Class Z shares includes the financial information of the Predecessor Fund’s Shares class.

(b)	The Fund’s Class A and Class C shares commenced operations on March 31, 2008.

(c)	The Predecessor Fund’s Class A and Class C shares commenced operations on September 28, 2007.

(d)	On March 31, 2008, the Predecessor Fund’s Retirement Shares class was reorganized into the Fund’s Class R. The financial information of the Fund’s Class R shares includes the financial information of the Predecessor Fund’s Retirement Shares class.

(e)	On March 31, 2008, the Predecessor Fund’s Institutional Shares class was reorganized into the Fund’s Class Z.

See Accompanying Notes to Financial Statements.

Columbia Mid Cap Core Fund
(Unaudited) Six Months Ended September 30, 2008 ($)	Year Ended March 31, 2008 ($) (a)(b)(d)(e)

563,713	1,618,971
(253,934)	1,492,351
(42,921,663)	(37,221,228)

(42,611,884)	(34,109,906)

—	(547,003)
—	—
—	—
(1,575)	(16,431)
(498,350)	(4,269,945)

—	(646,878)
(59)	—
(43)	—
(4,852)	(41,070)
(546,197)	(6,744,281)

(1,051,076)	(12,265,608)

(41,312,050)	(33,103,896)

—	10,694
(84,975,010)	(79,468,716)

247,648,053	327,116,769
162,673,043	247,648,053
63,788	—

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (continued) – Equity Funds

Increase (Decrease) in Net Assets	Columbia Select Large Cap Growth Fund		Columbia Select Opportunities Fund
	(Unaudited) Six Months Ended September 30, 2008 ($)	Year Ended March 31, 2008 ($) (a)(b)(c)(d)	(Unaudited) Six Months Ended September 30, 2008 ($)	Year Ended March 31, 2008 ($) (a)(b)(d)
Operations
Net investment income (loss)	(1,650,657)	(5,860,541)	820,527	2,630,036
Net realized gain on investments and foreign currency transactions	24,253,875	43,526,816	1,140,765	20,030,342
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(226,479,443)	3,102,461	(60,974,633)	(17,686,363)

Net Increase (Decrease) Resulting from Operations	(203,876,225)	40,768,736	(59,013,341)	4,974,015

Distributions to Shareholders
From net investment income:
Institutional Shares	—	—	—	(577,035)
Class A	—	—	(1,939)	(816)
Class Z	—	—	(918,412)	(2,341,365)
From net realized gains:
Institutional Shares	—	—	—	(1,405,666)
Class A	—	—	(20,990)	(10,156)
Class C	—	—	(2,859)	(261)
Class R	—	—	—	—
Class Z	—	—	(5,524,841)	(9,215,906)

Total Distributions to Shareholders	—	—	(6,469,041)	(13,551,205)

Net Capital Share Transactions	344,678,627	165,896,174	17,339,113	59,367,097

Redemption Fees	—	35,222	—	15,505
Net Increase (Decrease) in Net Assets	140,802,402	206,700,132	(48,143,269)	50,805,412

Net Assets
Beginning of period	941,136,255	734,436,123	388,785,162	337,979,750
End of period	1,081,938,657	941,136,255	340,641,893	388,785,162
Undistributed (Overdistributed) net investment income, at end of period	(1,650,657)	—	153,624	253,448

(a)	On March 31, 2008, the Predecessor Fund’s Shares class was reorganized into the Fund’s Class Z. The financial information of the Fund’s Class Z shares includes the financial information of the Predecessor Fund’s Shares class.

(b)	The Predecessor Fund’s Class A and Class C shares commenced operations on September 28, 2007.

(c)	On March 31, 2008, the Predecessor Fund’s Retirement Shares class was reorganized into the Fund’s Class R. The financial information of the Fund’s Class R shares includes the financial information of the Predecessor Fund’s Retirement Shares class.

(d)	On March 31, 2008, the Predecessor Fund’s Institutional Shares class was reorganized into the Fund’s Class Z.

(e)	The Fund’s Class A and Class C shares commenced operations on March 31, 2008.

See Accompanying Notes to Financial Statements.

Columbia Select Small Cap Fund
(Unaudited) Six Months Ended September 30, 2008 ($)	Year Ended March 31, 2008 ($) (a)(b)(c)

(1,075,828)	(4,857,984)
11,196,027	71,206,081
(69,286,016)	(140,546,087)

(59,165,817)	(74,197,990)

—	—
—	—
—	—

—	—
(303,624)	(13,052)
(70,804)	(2,927)
(241,850)	(532,206)
(20,520,079)	(58,484,455)

(21,136,357)	(59,032,640)

10,839,553	125,629,688

—	43,881
(69,462,621)	(7,557,061)

689,035,246	696,592,307
619,572,625	689,035,246
(1,075,828)	—

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (continued) – Equity Funds

Increase (Decrease) in Net Assets	Columbia Value and Restructuring Fund		Columbia Emerging Markets Fund
	(Unaudited) Six Months Ended September 30, 2008 ($)	Year Ended March 31, 2008 ($) (a)(b)(c)(d)	(Unaudited) Six Months Ended September 30, 2008 ($)	Year Ended March 31, 2008 ($) (a)(b)(d)
Operations
Net investment income (loss)	56,980,647	97,292,642	3,764,859	9,256,342
Net realized gain on investments, foreign currency transactions and written options	(395,768,677)	5,476,654	136,539,616	222,139,695
Net change in unrealized depreciation on investments, foreign currency translations and foreign capital gains tax	(1,533,248,776)	(322,546,411)	(356,069,974)	(55,590,645)

Net Increase (Decrease) Resulting from Operations	(1,872,036,806)	(219,777,115)	(215,765,499)	175,805,392

Distributions to Shareholders
From net investment income:
Institutional Shares	—	(5,668,281)	—	(427,310)
Class A Shares	(1,152,241)	(195,819)	—	(4,765)
Class C Shares	(39,517)	(17,109)	—	(173)
Class R Shares	(163,452)	(143,448)	—	—
Class Z Shares	(54,587,393)	(112,098,602)	—	(9,063,981)
From net realized gains:
Institutional Shares	—	(3,346,525)	—	(3,358,883)
Class A Shares	(83,311)	(153,354)	(513,878)	(58,024)
Class C Shares	(18,779)	(40,857)	(84,665)	(5,981)
Class R Shares	(18,992)	(95,413)	—	—
Class Z Shares	(3,904,858)	(79,135,130)	(137,101,297)	(84,902,977)

Total Distributions to Shareholders	(59,968,543)	(200,894,538)	(137,699,840)	(97,822,094)

Net Capital Share Transactions	1,080,787,201	1,384,047,916	(210,691,787)	(196,115,846)

Redemption Fees	—	524,728	85,632	123,463
Net Increase (Decrease) in Net Assets	(851,218,148)	963,900,991	(564,071,494)	(118,009,085)

Net Assets
Beginning of period	9,105,057,807	8,141,156,816	1,016,404,394	1,134,413,479
End of period	8,253,839,659	9,105,057,807	452,332,900	1,016,404,394
Undistributed (Overdistributed) net investment income, at end of period	3,017,656	1,979,612	3,763,414	(1,445)

(a)	On March 31, 2008, the Predecessor Fund’s Shares class was reorganized into the Fund’s Class Z. The financial information of the Fund’s Class Z shares includes the financial information of the Predecessor Fund’s Shares class.

(b)	The Predecessor Fund’s Class A and Class C shares commenced operations on September 28, 2007.

(c)	On March 31, 2008, the Predecessor Fund’s Retirement Shares class was reorganized into the Fund’s Class R. The financial information of the Fund’s Class R shares includes the financial information of the Predecessor Fund’s Retirement Shares class.

(d)	On March 31, 2008, the Predecessor Fund’s Institutional Shares class was reorganized into the Fund’s Class Z.

(e)	The Fund’s Class A and Class C shares commenced operations on March 31, 2008.

See Accompanying Notes to Financial Statements.

Columbia International Growth Fund		Columbia Pacific/Asia Fund
(Unaudited) Six Months Ended September 30, 2008 ($)	Year Ended March 31, 2008 ($) (a)(d)(e)	(Unaudited) Six Months Ended September 30, 2008 ($)	Year Ended March 31, 2008 ($) (a)(e)

5,927,587	3,947,393	782,491	725,762
10,360,897	88,471,328	(3,216,472)	30,768,611
(140,665,634)	(99,163,606)	(13,950,644)	(25,971,156)

(124,377,150)	(6,744,885)	(16,384,625)	5,523,217

—	—	—	—
(289)	—	(594)	—
(19)	—	(45)	—
—	—	—	—
(1,132,296)	(2,909,679)	(480,114)	(1,220,208)

—	—	—	—
(3,433)	—	(5,615)	—
(602)	—	(1,401)	—
—	—	—	—
(35,191,377)	—	(14,738,370)	(34,933,953)

(36,328,016)	(2,909,679)	(15,226,139)	(36,154,161)

(85,104,451)	8,700,366	(25,428,317)	(64,648,577)

2,569	62,687	476	2,158
(245,807,048)	(891,511)	(57,038,605)	(95,277,363)

636,049,636	636,941,147	117,855,080	213,132,443
390,242,588	636,049,636	60,816,475	117,855,080
5,892,819	1,097,836	772,558	470,820

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Capital Stock Activity

	Columbia Blended Equity Fund
	(Unaudited) Six Months Ended September 30, 2008		Year Ended March 31, 2008 (a)(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Class A Shares
Subscriptions	2,890	77,242	348	10,000
Distributions reinvested	60	1,595	—	—
Redemptions	(2,528)	(60,377)	—	—

Net Increase	422	18,460	348	10,000

Class C Shares
Subscriptions	997	30,281	348	10,000
Distributions reinvested	79	2,098	—	—
Redemptions	—	—	—	—

Net Increase	1,076	32,379	348	10,000

Class Z Shares
Subscriptions	647,896	18,043,485	342,872	11,388,278
Distributions reinvested	437,766	11,611,400	1,051,349	33,102,298
Redemptions	(1,160,900)	(31,233,057)	(2,586,314)	(88,794,265)

Net Decrease	(75,238)	(1,578,172)	(1,192,093)	(44,303,689)

(a)	The Fund’s Class A and Class C shares commenced operations on March 31, 2008.

(b)	On March 31, 2008, the Predecessor Fund’s Shares class was reorganized into the Fund’s Class Z. The financial information of the Fund’s Class Z shares includes the financial information of the Predecessor Fund’s Shares class.

(c)	The Predecessor Fund’s Class A and Class C shares commenced operations on September 28, 2007.

See Accompanying Notes to Financial Statements.

Columbia Energy and Natural Resources Fund
(Unaudited) Six Months Ended September 30, 2008		Year Ended March 31, 2008 (b)(c)
Shares	Dollars ($)	Shares	Dollars ($)

653,992	19,032,406	217,965	5,610,805
6,524	202,507	5,951	145,563
(238,122)	(5,756,885)	(14,905)	(376,074)

422,394	13,478,028	209,011	5,380,294

135,499	3,954,206	55,662	1,430,454
1,512	46,686	1,174	28,696
(55,930)	(1,402,294)	(400)	(9,000)

81,081	2,598,598	56,436	1,450,150

5,878,339	170,085,467	12,481,035	324,142,746
318,343	9,884,506	3,304,337	80,891,849
(7,613,840)	(199,193,373)	(9,207,514)	(237,831,418)

(1,417,158)	(19,223,400)	6,577,858	167,203,177

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (continued) – Capital Stock Activity

	Columbia Mid Cap Core Fund
	(Unaudited) Six Months Ended September 30, 2008		Year Ended March 31, 2008 (a)(b)(d)(e)
	Shares	Dollars ($)	Shares	Dollars ($)
Institutional Shares
Subscriptions	—	—	162,295	3,582,580
Exchange in connection with reorganization	—	—	(1,271,403)	(23,142,408)
Distributions reinvested	—	—	8,599	186,106
Redemptions	—	—	(353,811)	(7,993,675)

Net Decrease	—	—	(1,454,320)	(27,367,397)

Class A Shares
Subscriptions	4,904	82,401	547	10,000
Distributions reinvested	4	77	—	—
Redemptions	—	—	—	—

Net Increase	4,908	82,478	547	10,000

Class C Shares
Subscriptions	475	9,000	547	10,000
Distributions reinvested	2	43	—	—
Redemptions	—	—	—	—

Net Increase	477	9,043	547	10,000

Class R Shares
Subscriptions	20,741	369,735	78,641	1,633,794
Distributions reinvested	351	6,427	2,703	57,501
Redemptions	(10,714)	(186,542)	(20,851)	(432,225)

Net Increase	10,378	189,620	60,493	1,259,070

Class Z Shares
Subscriptions	593,217	11,026,273	2,253,776	50,009,391
Exchange in connection with reorganization	—	—	1,275,610	23,142,408
Distributions reinvested	23,950	443,791	226,451	4,870,009
Redemptions	(3,025,573)	(53,063,255)	(3,952,063)	(85,037,377)

Net Increase (Decrease)	(2,408,406)	(41,593,191)	(196,226)	(7,015,569)

(a)	The Fund’s Class A and Class C shares commenced operations on March 31, 2008.

(b)	On March 31, 2008, the Predecessor Fund’s Shares class was reorganized into the Fund’s Class Z. The financial information of the Fund’s Class Z shares includes the financial information of the Predecessor Fund’s Shares class.

(c)	The Predecessor Fund’s Class A and Class C shares commenced operations on September 28, 2007.

(d)	On March 31, 2008, the Predecessor Fund’s Retirement Shares class was reorganized into the Fund’s Class R. The financial information of the Fund’s Class R shares includes the financial information of the Predecessor Fund’s Retirement Shares class.

(e)	On March 31, 2008, the Predecessor Fund’s Institutional Shares class was reorganized into the Fund’s Class Z.

See Accompanying Notes to Financial Statements.

Columbia Select Large Cap Growth Fund				Columbia Select Opportunities Fund
(Unaudited) Six Months Ended September 30, 2008		Year Ended March 31, 2008 (b)(c)(d)(e)		(Unaudited) Six Months Ended September 30, 2008		Year Ended March 31, 2008 (b)(c)(e)
Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)

—	—	1,157,960	13,246,958	—	—	348,960	5,184,884
—	—	(2,391,852)	(27,022,440)	—	—	(3,403,888)	(47,193,849)
—	—	—	—	—	—	31,247	478,615
—	—	(274,346)	(3,094,714)	—	—	(1,213,557)	(18,743,629)

—	—	(1,508,238)	(16,870,196)	—	—	(4,237,238)	(60,273,979)

995,707	11,334,194	189,595	2,289,307	161,469	2,345,983	42,317	640,063
—	—	—	—	1,250	17,883	716	10,973
(290,554)	(3,066,134)	(82)	(978)	(9,130)	(126,217)	(20,284)	(310,677)

705,153	8,268,060	189,513	2,288,329	153,589	2,237,649	22,749	340,359

72,860	839,288	22,882	271,251	32,139	454,245	1,919	28,343
—	—	—	—	157	2,246	17	261
(11,757)	(120,277)	(1,724)	(20,534)	(1,305)	(18,199)	—	—

61,103	719,011	21,158	250,717	30,991	438,292	1,936	28,604

17,624	202,106	2,747	31,514	—	—	—	—
—	—	—	—	—	—	—	—
(2,425)	(24,210)	(1,034)	(11,441)	—	—	—	—

15,199	177,896	1,713	20,073	—	—	—	—

40,762,231	463,931,936	26,168,371	306,071,503	4,168,304	58,527,668	8,882,662	132,520,635
—	—	2,400,349	27,022,440	—	—	3,403,887	47,193,849
—	—	—	—	153,234	2,187,930	258,954	3,968,894
(11,343,903)	(128,418,276)	(13,281,458)	(152,886,692)	(3,312,596)	(46,052,426)	(4,336,315)	(64,411,265)

29,418,328	335,513,660	15,287,262	180,207,251	1,008,942	14,663,172	8,209,188	119,272,113

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (continued) – Capital Stock Activity

	Columbia Select Small Cap Fund
	(Unaudited) Six Months Ended September 30, 2008		Year Ended March 31, 2008 (a)(c)(d)
	Shares	Dollars ($)	Shares	Dollars ($)
Institutional Shares
Subscriptions	—	—	—	—
Exchange in connection with reorganization	—	—	—	—
Distributions reinvested	—	—	—	—
Redemptions	—	—	—	—

Net Decrease	—	—	—	—

Class A Shares
Subscriptions	804,602	12,902,124	214,195	3,562,900
Distributions reinvested	19,688	303,392	707	13,052
Redemptions	(36,581)	(560,694)	(2,150)	(36,604)

Net Increase	787,709	12,644,822	212,752	3,539,348

Class C Shares
Subscriptions	21,274	348,997	130,390	2,190,200
Distributions reinvested	4,609	70,656	159	2,927
Redemptions	(11,663)	(177,828)	—	—

Net Increase	14,220	241,825	130,549	2,193,127

Class R Shares
Subscriptions	161,248	2,512,161	477,053	9,323,250
Distributions reinvested	15,996	241,850	29,274	532,206
Redemptions	(66,779)	(1,020,525)	(168,786)	(3,191,866)

Net Increase	110,465	1,733,486	337,541	6,663,590

Class Z Shares
Subscriptions	5,575,194	90,345,567	15,301,239	294,017,699
Exchange in connection with reorganization	—	—	—	—
Distributions reinvested	696,094	10,733,765	1,431,298	26,450,381
Redemptions	(6,633,614)	(104,859,912)	(11,019,820)	(207,234,457)

Net Increase (Decrease)	(362,326)	(3,780,580)	5,712,717	113,233,623

(a)	On March 31, 2008, the Predecessor Fund’s Shares class was reorganized into the Fund’s Class Z. The financial information of the Fund’s Class Z shares includes the financial information of the Predecessor Fund’s Shares class.

(b)	On March 31, 2008, the Predecessor Fund’s Institutional Shares class was reorganized into the Fund’s Class Z.

(c)	On March 31, 2008, the Predecessor Fund’s Retirement Shares class was reorganized into the Fund’s Class R. The financial information of the Fund’s Class R shares includes the financial information of the Predecessor Fund’s Retirement Shares class.

(d)	The Predecessor Fund’s Class A and Class C shares commenced operations on September 28, 2007.

See Accompanying Notes to Financial Statements.

Columbia Value and Restructuring Fund
(Unaudited) Six Months Ended September 30, 2008		Year Ended March 31, 2008 (a)(b)(c)(d)
Shares	Dollars ($)	Shares	Dollars ($)

—	—	2,776,479	158,664,278
—	—	(6,755,662)	(350,726,825)
—	—	133,699	7,513,733
—	—	(2,973,501)	(171,327,024)

—	—	(6,818,985)	(355,875,838)

5,116,946	278,310,594	1,541,152	84,085,688
24,016	1,176,665	6,136	339,172
(466,759)	(23,843,068)	(69,647)	(3,651,081)

4,674,203	255,644,191	1,477,641	80,773,779

1,171,625	64,248,326	270,919	14,912,558
974	47,135	1,004	56,380
(74,870)	(3,871,606)	(10,318)	(534,261)

1,097,729	60,423,855	261,605	14,434,677

600,077	32,787,441	652,964	36,232,490
3,694	182,370	4,277	238,860
(146,606)	(7,722,251)	(63,459)	(3,451,199)

457,165	25,247,560	593,782	33,020,151

28,851,167	1,569,972,132	48,405,334	2,730,263,337
—	—	6,754,362	350,726,825
938,611	47,016,372	2,791,705	157,055,127
(16,965,267)	(877,516,909)	(28,957,123)	(1,626,350,142)

12,824,511	739,471,595	28,994,278	1,611,695,147

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (continued) – Capital Stock Activity

	Columbia Emerging Markets Fund
	(Unaudited) Six Months Ended September 30, 2008		Year Ended March 31, 2008 (a)(b)(c)
	Shares	Dollars ($)	Shares	Dollars ($)
Institutional Shares
Subscriptions	—	—	986,836	16,324,062
Exchange in connection with reorganization			(2,370,577)	(35,511,776)
Distributions reinvested	—	—	169,706	2,909,718
Redemptions	—	—	(1,760,412)	(29,570,897)

Net Decrease	—	—	(2,974,447)	(45,848,893)

Class A Shares
Subscriptions	183,814	2,721,560	129,455	2,219,729
Distributions reinvested	38,223	484,281	3,492	59,601
Redemptions	(151,057)	(1,511,495)	(50,625)	(815,648)

Net Increase	70,980	1,694,346	82,322	1,463,682

Class C Shares
Subscriptions	11,690	171,730	31,142	497,130
Distributions reinvested	6,377	80,541	350	5,992
Redemptions	(19,490)	(241,815)	(812)	(12,559)

Net Increase (Decrease)	(1,423)	10,456	30,680	490,563

Class Z Shares
Subscriptions	3,070,506	45,381,934	11,947,743	197,158,252
Exchange in connection with reorganization	—	—	2,380,110	35,511,776
Distributions reinvested	7,919,385	100,338,612	3,803,568	64,742,476
Redemptions	(28,234,117)	(358,117,135)	(27,912,904)	(449,633,702)

Net Increase (Decrease)	(17,244,226)	(212,396,589)	(9,781,483)	(152,221,198)

(a)	On March 31, 2008, the Predecessor Fund’s Shares class was reorganized into the Fund’s Class Z. The financial information of the Fund’s Class Z shares includes the financial information of the Predecessor Fund’s Shares class.

(b)	The Predecessor Fund’s Class A and Class C shares commenced operations on September 28, 2007.

(c)	On March 31, 2008, the Predecessor Fund’s Institutional Shares class was reorganized into the Fund’s Class Z.

(d)	The Fund’s Class A and Class C shares commenced operations on March 31, 2008.

See Accompanying Notes to Financial Statements.

Columbia International Growth Fund				Columbia Pacific/Asia Fund
(Unaudited) Six Months Ended September 30, 2008		Year Ended March 31, 2008 (a)(c)(d)		(Unaudited) Six Months Ended September 30, 2008		Year Ended March 31, 2008 (a)(d)
Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

7,924	132,978	532	10,000	3,748	37,754	1,062	10,000
212	3,722	—	—	767	6,209	—	—
(276)	(4,057)	—	—	—	—	—	—

7,860	132,643	532	10,000	4,515	43,963	1,062	10,000

303	5,313	532	10,000	172	1,331	1,062	10,000
35	621	—	—	179	1,447	—	—
—	—	—	—	—	—	—	—

338	5,934	532	10,000	351	2,778	1,062	10,000

1,100,781	18,042,351	5,257,212	104,627,767	102,370	933,736	624,994	7,488,871
—	—	3,106,495	58,118,017	—	—	—	—
710,212	12,442,903	34,970	698,358	773,940	6,268,905	1,219,801	13,109,388
(6,694,617)	(115,728,282)	(7,975,112)	(154,763,776)	(3,975,634)	(32,677,699)	(7,525,945)	(85,266,836)

(4,883,624)	(85,243,028)	423,565	8,680,366	(3,099,324)	(25,475,058)	(5,681,150)	(64,668,577)

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Blended Equity Fund

Selected data for a share outstanding throughout each period is as follows:

Class A Shares	(Unaudited) Six Months Ended September 30, 2008	Period Ended March 31, 2008 (a)
Net Asset Value, Beginning of Period	$28.76	$28.76

Income from Investment Operations:
Net investment income (loss) (b)	0.05	—	(c)
Net realized and unrealized gain (loss) on investments and foreign currency	(3.21)	—	(c)

Total from Investment Operations	(3.16)	—	(c)

Less Distributions to Shareholders:
From net investment income	(0.06)	—
From net realized gains	(2.14)	—

Total Distributions to Shareholders	(2.20)	—

Net Asset Value, End of Period	$23.40	$28.76
Total return (d)(e)(f)	(11.89)%	0.00%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)(h)	1.30%	1.35%
Interest expense	—	—	%(h)(i)
Net expenses (g)(h)	1.30%	1.35%
Waiver/Reimbursement (h)	0.06%	0.09%
Net investment income (loss) (g)(h)	0.35%	(1.32)%
Portfolio turnover rate (f)	12%	10%
Net assets, end of period (000’s)	$18	$10

(a)	The Fund’s Class A shares commenced operations on March 31, 2008. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Blended Equity Fund

Selected data for a share outstanding throughout each period is as follows:

Class C Shares	(Unaudited) Six Months Ended September 30, 2008	Period Ended March 31, 2008 (a)
Net Asset Value, Beginning of Period	$28.76	$28.76

Income from Investment Operations:
Net investment loss (b)	(0.04)	—	(c)
Net realized and unrealized gain (loss) on investments and foreign currency	(3.21)	—	(c)

Total from Investment Operations	(3.25)	—	(c)

Less Distributions to Shareholders:
From net investment income	(0.01)	—
From net realized gains	(2.14)	—

Total Distributions to Shareholders	(2.15)	—

Net Asset Value, End of Period	$23.36	$28.76
Total return (d)(e)(f)	(12.20)%	0.00%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)(h)	2.05%	2.10%
Interest expense	—	—	%(h)(i)
Net expenses (g)(h)	2.05%	2.10%
Waiver/Reimbursement (h)	0.06%	0.09%
Net investment loss (g)(h)	(0.30)%	(2.07)%
Portfolio turnover rate (f)	12%	10%
Net assets, end of period (000’s)	$33	$10

(a)	The Fund’s Class C shares commenced operations on March 31, 2008. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return at net asset value assuming no contingent deferred sales charge.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Blended Equity Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended September 30, 2008		Year Ended March 31,
Class Z Shares			2008 (a)		2007	2006	2005	2004
Net Asset Value, Beginning of Period	$28.76		$35.36		$37.27	$36.12	$33.64	$25.67

Income from Investment Operations:
Net investment income	0.09	(b)	0.23	(b)	0.25 (b)	0.19 (b)	0.30 (b)	0.14
Net realized and unrealized gain (loss) on investments and foreign currency	(3.21)		0.47		3.61	3.67	2.66	7.99

Total from Investment Operations	(3.12)		0.70		3.86	3.86	2.96	8.13

Less Distributions to Shareholders:
From net investment income	(0.10)		(0.29)		(0.23)	(0.21)	(0.28)	(0.16)
From net realized gains	(2.14)		(7.01)		(5.54)	(2.50)	(0.20)	—

Total Distributions to Shareholders	(2.24)		(7.30)		(5.77)	(2.71)	(0.48)	(0.16)

Net Asset Value, End of Period	$23.40		$28.76		$35.36	$37.27	$36.12	$33.64
Total return (c)(d)	(11.77	)%(e)	0.35	%(f)	10.66%	11.10%	8.85%	31.75%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.05	%(h)	1.11%		1.10%	1.08%	1.05%	0.99%
Interest expense	—		0.01%		—	—	—	—
Net expenses (g)	1.05	%(h)	1.10%		1.10%	1.08%	1.05%	0.99%
Waiver/Reimbursement	0.06	%(h)	0.13%		0.11%	0.13%	0.19%	0.11%
Net investment income (g)	0.66	%(h)	0.66%		0.68%	0.53%	0.86%	0.45%
Portfolio turnover rate	12	%(e)	10%		10%	22%	19%	24%
Net assets, end of period (000’s)	$235,674		$291,858		$401,023	$460,309	$466,903	$573,242

(a)	On March 31, 2008, Shares class of Blended Equity Fund, a series of Excelsior Funds, Inc., was reorganized into the Fund’s Class Z. The financial information of the Fund’s Class Z includes the financial information of Blended Equity Fund’s Shares class.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Not annualized.

(f)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Energy and Natural Resources Fund

Selected data for a share outstanding throughout each period is as follows:

Class A Shares	(Unaudited) Six Months Ended September 30, 2008	Period Ended March 31, 2008 (a)
Net Asset Value, Beginning of Period	$25.49	$27.64

Income from Investment Operations:
Net investment loss (b)	(0.05)	—	(c)
Net realized and unrealized gain (loss) on investments and foreign currency	(5.25)	1.72

Total from Investment Operations	(5.30)	1.72

Less Distributions to Shareholders:
From net realized gains	(0.40)	(3.87)

Net Asset Value, End of Period	$19.79	$25.49
Total return (d)(e)(f)	(21.37)%	6.82%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)(h)	1.19%	1.07%
Interest expense	—	—	%(g)(i)
Net expenses (g)(h)	1.19%	1.07%
Waiver/Reimbursement (g)	0.06%	0.05%
Net investment loss (g)(h)	(0.41)%	(0.02)%
Portfolio turnover rate (d)	200%	198%
Net assets, end of period (000’s)	$12,492	$5,328

(a)	The Predecessor Fund’s Class A shares commenced operations on September 28, 2007. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Not annualized.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(g)	Annualized.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Energy and Natural Resources Fund

Selected data for a share outstanding throughout each period is as follows:

Class C Shares	(Unaudited) Six Months Ended September 30, 2008	Period Ended March 31, 2008 (a)
Net Asset Value, Beginning of Period	$25.40	$27.64

Income from Investment Operations:
Net investment loss (b)	(0.15)	(0.10)
Net realized and unrealized gain (loss) on investments and foreign currency	(5.20)	1.73

Total from Investment Operations	(5.35)	1.63

Less Distributions to Shareholders:
From net realized gains	(0.40)	(3.87)

Net Asset Value, End of Period	$19.65	$25.40
Total return (c)(d)(e)	(21.64)%	6.45%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)(g)	1.94%	1.82%
Interest expense	—	—	%(f)(h)
Net expenses (f)(g)	1.94%	1.82%
Waiver/Reimbursement (f)	0.06%	0.05%
Net investment loss (f)(g)	(1.15)%	(0.78)%
Portfolio turnover rate (c)	200%	198%
Net assets, end of period (000’s)	$2,702	$1,433

(a)	The Predecessor Fund’s Class C shares commenced operations on September 28, 2007. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Not annualized.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return at net asset value assuming no contingent deferred sales charge.

(f)	Annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Energy and Natural Resources Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended September 30, 2008		Year Ended March 31,
Class Z Shares			2008 (a)		2007		2006		2005		2004
Net Asset Value, Beginning of Period	$25.49		$23.30		$25.99		$22.34		$16.45		$11.72

Income from Investment Operations:
Net investment income (loss)	(0.02	)(b)	0.01	(b)	0.06	(b)	—	(b)(c)	0.02	(b)	0.06
Net realized and unrealized gain (loss) on investments and foreign currency	(5.26)		6.08		2.50		9.04		6.99		4.71

Total from Investment Operations	(5.28)		6.09		2.56		9.04		7.01		4.77

Less Distributions to Shareholders:
From net investment income	—		(0.03)		(0.06)		—		(0.05)		(0.04)
From net realized gains	(0.40)		(3.87)		(5.19)		(5.39)		(1.07)		—

Total Distributions to Shareholders	(0.40)		(3.90)		(5.25)		(5.39)		(1.12)		(0.04)

Net Asset Value, End of Period	$19.81		$25.49		$23.30		$25.99		$22.34		$16.45
Total return (d)	(21.29	)%(e)(f)	26.84	%(e)	10.84	%(e)	41.42%		43.97	%(e)	40.84	%(e)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	0.94	%(i)	1.07%		1.12%		1.13%		1.10%		0.99%
Interest expense	—		—	%(h)	—		—		—		—
Net expenses (g)	0.94	%(i)	1.07%		1.12%		1.13%		1.10%		0.99%
Waiver/Reimbursement	0.06	%(i)	0.04%		0.01%		—		0.05%		0.14%
Net investment income (loss) (g)	(0.14	)%(i)	0.05%		0.25%		(0.01)%		0.12%		0.45%
Portfolio turnover rate	200	%(f)	198%		279%		234%		111%		91%
Net assets, end of period (000’s)	$525,383		$712,080		$497,676		$522,506		$292,333		$150,035

(a)	On March 31, 2008, Shares class of Energy and Natural Resources Fund, a series of Excelsior Funds, Inc., was reorganized into the Fund’s Class Z. The financial information of the Fund’s Class Z includes the financial information of Energy and Natural Resources Fund’s Share class.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%, except for the year ended March 31, 2007, which had an impact of 0.01%.

(h)	Rounds to less than 0.01%.

(i)	Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Mid Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

Class A Shares	(Unaudited) Six Months Ended September 30, 2008	Period Ended March 31, 2008 (a)
Net Asset Value, Beginning of Period	$18.29	$18.29

Income from Investment Operations:
Net investment income (loss) (b)	0.02	— (c)
Net realized and unrealized gain (loss) on investments and foreign currency	(3.66)	— (c)

Total from Investment Operations	(3.64)	— (c)

Less Distributions to Shareholders:
From net investment income	(0.03)	—
From net realized gains	(0.04)	—

Total Distributions to Shareholders	(0.07)	—

Net Asset Value, End of Period	$14.58	$18.29
Total return (d)(e)(f)	(19.99)%	0.00%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)(h)	1.26%	1.10%
Interest expense (h)(i)	—%	—%
Net expenses (g)(h)	1.26%	1.10%
Waiver/Reimbursement (h)	0.06%	0.05%
Net investment income (loss) (g)(h)	0.25%	(1.10)%
Portfolio turnover rate (f)	8%	16%
Net assets, end of period (000’s)	$80	$10

(a)	The Fund’s Class A shares commenced operations on March 31, 2008. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Mid Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

Class C Shares	(Unaudited) Six Months Ended September 30, 2008	Period Ended March 31, 2008 (a)
Net Asset Value, Beginning of Period	$18.29	$18.29

Income from Investment Operations:
Net investment loss (b)	(0.04)	— (c)
Net realized and unrealized gain (loss) on investments and foreign currency	(3.66)	— (c)

Total from Investment Operations	(3.70)	— (c)

Less Distributions to Shareholders:
From net realized gains	(0.04)	—

Net Asset Value, End of Period	$14.55	$18.29
Total return (d)(e)(f)	(20.27)%	0.00%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)(h)	2.01%	1.85%
Interest expense (h)(i)	—%	—%
Net expenses (g)(h)	2.01%	1.85%
Waiver/Reimbursement (h)	0.06%	0.05%
Net investment loss (g)(h)	(0.47)%	(1.85)%
Portfolio turnover rate (f)	8%	16%
Net assets, end of period (000’s)	$15	$10

(a)	The Fund’s Class C shares commenced operations on March 31, 2008. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return at net asset value assuming no contingent deferred sales charge.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Mid Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended September 30, 2008		Year Ended March 31,					Period Ended March 31, 2005 (b)
Class R Shares			2008 (a)		2007		2006
Net Asset Value, Beginning of Period	$18.10		$21.48		$19.62		$16.78	$17.26

Income from Investment Operations:
Net investment income (loss) (c)	—	(d)	(0.03)		0.70		(0.06)	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	(3.61)		(2.55)		1.16		2.90	(0.47)

Total from Investment Operations	(3.61)		(2.58)		1.86		2.84	(0.48)

Less Distributions to Shareholders:
From net investment income	(0.02)		(0.29)		—		—	—
From net realized gains	(0.04)		(0.51)		—	(d)	—	—

Total Distributions to Shareholders	(0.06)		(0.80)		—	(d)	—	—

Net Asset Value, End of Period	$14.43		$18.10		$21.48		$19.62	$16.78
Total return (e)	(20.03	)%(f)(g)	(12.56	)%(f)	9.48	%(f)	16.92%	(3.01	)%(f)(g)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	1.51	%(i)	1.60%		1.61%		1.46%	1.56	%(i)
Interest expense	—	%(i)(j)	—	%(j)	—		—	—
Net expenses (h)	1.51	%(i)	1.60%		1.61%		1.46%	1.56	%(i)
Waiver/Reimbursement	0.06	%(i)	0.04%		0.03%		—	0.10	%(i)
Net investment income (loss) (h)	(0.03	)%(i)	(0.13)%		3.38%		(0.34)%	(0.13	)%(i)
Portfolio turnover rate	8	%(g)	16%		25%		23%	28	%(g)
Net assets, end of period (000’s)	$1,760		$2,020		$1,097		$1	$1

(a)	On March 31, 2008, Retirement Shares class of Mid Cap Value and Restructuring Fund, a series of Excelsior Funds Trust, was reorganized into the Fund’s Class R. The financial information of the Fund’s Class R includes the financial information of Mid Cap Value and Restructuring Fund’s Retirement Shares class.

(b)	Mid Cap Value and Restructuring Fund’s Retirement Shares commenced operations on December 31, 2004. Per share data and total return reflect activity from that date.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested.

(f)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

(j)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Mid Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended September 30, 2008		Year Ended March 31,
Class Z Shares			2008 (a)(b)		2007	2006	2005		2004
Net Asset Value, Beginning of Period	$18.29		$21.61		$19.64	$16.77	$15.75		$10.24

Income from Investment Operations:
Net investment income (c)	0.04		0.10		0.23	— (d)	0.23		0.03
Net realized and unrealized gain (loss) on investments and foreign currency	(3.66)		(2.59)		1.75	2.90	1.02		5.51

Total from Investment Operations	(3.62)		(2.49)		1.98	2.90	1.25		5.54

Less Distributions to Shareholders:
From net investment income	(0.04)		(0.32)		(0.01)	(0.03)	(0.23)		(0.03)
From net realized gains	(0.04)		(0.51)		— (d)	—	—		—

Total Distributions to Shareholders	(0.08)		(0.83)		(0.01)	(0.03)	(0.23)		(0.03)

Net Asset Value, End of Period	$14.59		$18.29		$21.61	$19.64	$16.77		$15.75
Total return (e)	(19.88	)%(f)(g)	(12.08	)%(f)	10.07%	17.32%	7.93	%(f)	54.21	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	1.01	%(i)	1.10%		1.13%	1.13%	1.06%		0.99%
Interest expense	—	%(i)(j)	—	%(j)	—	—	—		—
Net expenses (h)	1.01	%(i)	1.10%		1.13%	1.13%	1.06%		0.99%
Waiver/Reimbursement	0.06	%(i)	0.04%		—	—	0.10%		0.24%
Net investment income (h)	0.49	%(i)	0.47%		1.12%	0.02%	1.42%		0.24%
Portfolio turnover rate	8	%(g)	16%		25%	23%	28%		13%
Net assets, end of period (000’s)	$160,819		$245,608		$294,452	$237,531	$214,844		$186,720

(a)	On March 31, 2008, Shares class of Mid Cap Value and Restructuring Fund, a series of Excelsior Funds Trust, was reorganized into the Fund’s Class Z. The financial information of the Fund’s Class Z includes the financial information of Mid Cap Value and Restructuring Fund’s Shares class.

(b)	On March 31, 2008, Mid Cap Value and Restructuring Fund’s Institutional Shares class was reorganized into the Fund’s Class Z.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested.

(f)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

(j)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Select Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

Class A Shares	(Unaudited) Six Months Ended September 30, 2008	Period Ended March 31, 2008 (a)
Net Asset Value, Beginning of Period	$11.30	$12.18

Income from Investment Operations:
Net investment loss (b)	(0.03)	(0.05)
Net realized and unrealized gain (loss) on investments	(1.75)	(0.83)

Total from Investment Operations	(1.78)	(0.88)

Net Asset Value, End of Period	$9.52	$11.30
Total return (c)(d)(e)	(15.75)%	(7.22)%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)(g)	1.25%	1.16%
Waiver/Reimbursement (g)	0.05%	0.05%
Net investment loss (f)(g)	(0.47)%	(0.92)%
Portfolio turnover rate (e)	25%	39%
Net assets, end of period (000’s)	$8,517	$2,141

(a)	The Predecessor Fund’s Class A shares commenced operations on September 28, 2007. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(e)	Not annualized.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Select Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

Class C Shares	(Unaudited) Six Months Ended September 30, 2008	Period Ended March 31, 2008 (a)
Net Asset Value, Beginning of Period	$11.26	$12.18

Income from Investment Operations:
Net investment loss (b)	(0.11)	(0.09)
Net realized and unrealized gain (loss) on investments	(1.70)	(0.83)

Total from Investment Operations	(1.81)	(0.92)

Net Asset Value, End of Period	$9.45	$11.26
Total return (c)(d)(e)	(16.07)%	(7.55)%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)(g)	2.00%	1.91%
Waiver/Reimbursement (g)	0.05%	0.05%
Net investment loss (f)(g)	(1.99)%	(1.59)%
Portfolio turnover rate (e)	25%	39%
Net assets, end of period (000’s)	$778	$238

(a)	The Predecessor Fund’s Class C shares commenced operations on September 28, 2007. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	Total return at net asset value assuming no contingent deferred sales charge.

(e)	Not annualized.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Select Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

Class R Shares	(Unaudited) Six Months Ended September 30, 2008		Year Ended March 31,			Period Ended March 31, 2005 (b)
			2008 (a)	2007	2006
Net Asset Value, Beginning of Period	$11.09		$10.45	$9.82	$8.02	$8.49

Income from Investment Operations:
Net investment loss (c)	(0.04)		(0.14)	(0.12)	(0.11)	(0.03)
Net realized and unrealized gain (loss) on investments	(1.72)		0.78	0.75	1.91	(0.44)

Total from Investment Operations	(1.76)		0.64	0.63	1.80	(0.47)

Net Asset Value, End of Period	$9.33		$11.09	$10.45	$9.82	$8.02
Total return (d)(e)	(15.87	)%(f)	6.12%	6.42%	22.44%	(5.54	)%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	1.50	%(h)	1.66%	1.69%	1.70%	1.55	%(h)
Waiver/Reimbursement	0.05	%(h)	0.04%	0.01%	0.29%	0.23	%(h)
Net investment loss (g)	(0.75	)%(h)	(1.22)%	(1.18)%	(1.20)%	(1.45	)%(h)
Portfolio turnover rate	25	%(f)	39%	33%	24%	25	%(f)
Net assets, end of period (000’s)	$161		$22	$3	$3	$1

(a)	On March 31, 2008, Retirement Shares class of Large Cap Growth Fund, a series of Excelsior Funds, Inc., was reorganized into the Fund’s Class R. The financial information of the Fund’s Class R includes the financial information of Large Cap Growth Fund’s Retirement Share class.

(b)	Large Cap Growth Fund’s Retirement Shares commenced operations on December 31, 2004. Per share data and total return reflect activity from that date.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return at net asset value assuming all distributions reinvested.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Select Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

Class Z Shares	(Unaudited) Six Months Ended September 30, 2008		Year Ended March 31,
			2008 (a)(b)		2007	2006		2005		2004
Net Asset Value, Beginning of Period	$11.30		$10.60		$9.91	$8.04		$7.71		$5.79

Income from Investment Operations:
Net investment loss (c)	(0.02)		(0.08)		(0.07)	(0.04)		(0.05)		(0.05)
Net realized and unrealized gain (loss) on investments	(1.74)		0.78		0.76	1.91		0.38		1.97

Total from Investment Operations	(1.76)		0.70		0.69	1.87		0.33		1.92

Net Asset Value, End of Period	$9.54		$11.30		$10.60	$9.91		$8.04		$7.71
Total return (d)	(15.58	)%(e)(f)	6.60	%(e)	6.96%	23.26	%(e)	4.28	%(e)	33.16	%(e)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	1.00	%(h)	1.16%		1.20%	1.10%		1.05%		1.05%
Waiver/Reimbursement	0.05	%(h)	0.04%		—	0.13%		0.23%		0.13%
Net investment loss (g)	(0.30	)%(h)	(0.69)%		(0.68)%	(0.48)%		(0.59)%		(0.74)%
Portfolio turnover rate	25	%(f)	39%		33%	24%		25%		79%
Net assets, end of period (000’s)	$1,072,484		$938,734		$718,424	$552,194		$210,060		$127,231

(a)	On March 31, 2008, Shares class of Large Cap Growth Fund, a series of Excelsior Funds, Inc., was reorganized into the Fund’s Class Z. The financial information of the Fund’s Class Z includes the financial information of Large Cap Growth Fund’s Shares class.

(b)	On March 31, 2008, Large Cap Growth Fund’s Institutional Shares class was reorganized into the Fund’s Class Z.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Select Opportunities Fund

Selected data for a share outstanding throughout each period is as follows:

Class A Shares	(Unaudited) Six Months Ended September 30, 2008	Period Ended March 31, 2008 (a)
Net Asset Value, Beginning of Period	$13.96	$15.80

Income from Investment Operations:
Net investment income (b)	0.01	0.04
Net realized and unrealized gain (loss) on investments and foreign currency	(2.03)	(1.43)

Total from Investment Operations	(2.02)	(1.39)

Less Distributions to Shareholders:
From net investment income	(0.02)	(0.04)
From net realized gains	(0.19)	(0.41)

Total Distributions to Shareholders	(0.21)	(0.45)

Net Asset Value, End of Period	$11.73	$13.96
Total return (c)(d)(e)	(14.72)%	(9.07)%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)(g)	1.07%	1.05%
Waiver/Reimbursement (g)	0.20%	0.17%
Net investment income (f)(g)	0.15%	0.55%
Portfolio turnover rate (e)	20%	27%
Net assets, end of period (000’s)	$2,068	$318

(a)	The Predecessor Fund’s Class A shares commenced operations on September 28, 2007. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(e)	Not annualized.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Select Opportunities Fund

Selected data for a share outstanding throughout each period is as follows:

Class C Shares	(Unaudited) Six Months Ended September 30, 2008	Period Ended March 31, 2008 (a)
Net Asset Value, Beginning of Period	$13.93	$15.80

Income from Investment Operations:
Net investment income (loss) (b)	(0.04)	— (c)
Net realized and unrealized gain (loss) on investments and foreign currency	(2.03)	(1.46)

Total from Investment Operations	(2.07)	(1.46)

Less Distributions to Shareholders:
From net realized gains	(0.19)	(0.41)

Net Asset Value, End of Period	$11.67	$13.93
Total return (d)(e)(f)	(15.08)%	(9.47)%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)(h)	1.82%	1.80%
Waiver/Reimbursement (h)	0.20%	0.17%
Net investment income (loss) (g)(h)	(0.54)%	0.01%
Portfolio turnover rate (f)	20%	27%
Net assets, end of period (000’s)	$384	$27

(a)	The Predecessor Fund’s Class C shares commenced operations on September 28, 2007. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return at net asset value assuming no contingent deferred sales charge.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Select Opportunities Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended September 30, 2008		Year Ended March 31,
Class Z Shares			2008 (a)(b)	2007	2006	2005
Net Asset Value, Beginning of Period	$13.96		$14.17	$12.70	$10.98	$10.00

Income from Investment Operations:
Net investment income (c)	0.03		0.10	0.07	0.07	0.08
Net realized and unrealized gain (loss) on investments and foreign currency	(2.03)		0.21	1.47	1.70	0.95

Total from Investment Operations	(2.00)		0.31	1.54	1.77	1.03

Less Distributions to Shareholders:
From net investment income	(0.04)		(0.11)	(0.07)	(0.05)	(0.04)
From net realized gains	(0.19)		(0.41)	—	—	(0.01)

Total Distributions to Shareholders	(0.23)		(0.52)	(0.07)	(0.05)	(0.05)

Net Asset Value, End of Period	$11.73		$13.96	$14.17	$12.70	$10.98
Total return (d)(e)	(14.64	)%(f)	1.89%	12.18%	16.16%	10.30%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	0.82	%(h)	1.05%	1.04%	1.05%	1.05%
Waiver/Reimbursement	0.20	%(h)	0.14%	0.20%	0.26%	0.54%
Net investment income (g)	0.41	%(h)	0.64%	0.56%	0.57%	0.74%
Portfolio turnover rate	20	%(f)	27%	11%	17%	13%
Net assets, end of period (000’s)	$338,189		$388,441	$277,877	$132,406	$43,579

(a)	On March 31, 2008, Shares class of Equity Opportunities Fund, a series of Excelsior Funds Trust, was reorganized into the Fund’s Class Z. The financial information of the Fund’s Class Z includes the financial information of Equity Opportunities Fund’s Shares class.

(b)	On March 31, 2008, Equity Opportunities Fund’s Institutional Shares class was reorganized into the Fund’s Class Z.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return at net asset value assuming all distributions reinvested.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%, except for the year ended March 31, 2007, which had an impact of 0.01%.

(h)	Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Select Small Cap Fund

Selected data for a share outstanding throughout each period is as follows:

Class A Shares	(Unaudited) Six Months Ended September 30, 2008	Period Ended March 31, 2008 (a)
Net Asset Value, Beginning of Period	$16.15	$21.11

Income from Investment Operations:
Net investment loss (b)	(0.03)	(0.05)
Net realized and unrealized gain (loss) on investments	(1.32)	(3.43)

Total from Investment Operations	(1.35)	(3.48)

Less Distributions to Shareholders:
From net realized gains	(0.48)	(1.48)

Net Asset Value, End of Period	$14.32	$16.15
Total return (c)(d)(e)	(8.55)%	(17.38	)%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)(h)	1.33%	1.20%
Interest expense (g)(i)	—%	—%
Net expenses (g)(h)	1.33%	1.20%
Waiver/Reimbursement (g)	0.06%	0.05%
Net investment loss (g)(h)	(0.44)%	(0.67)%
Portfolio turnover rate (c)	34%	73%
Net assets, end of period (000’s)	$14,329	$3,436

(a)	The Predecessor Fund’s Class A shares commenced operations on September 28, 2007. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Not annualized.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(f)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)	Annualized.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Select Small Cap Fund

Selected data for a share outstanding throughout each period is as follows:

Class C Shares	(Unaudited) Six Months Ended September 30, 2008	Period Ended March 31, 2008 (a)
Net Asset Value, Beginning of Period	$16.10	$21.11

Income from Investment Operations:
Net investment loss (b)	(0.10)	(0.12)
Net realized and unrealized gain (loss) on investments	(1.30)	(3.41)

Total from Investment Operations	(1.40)	(3.53)

Less Distributions to Shareholders:
From net realized gains	(0.48)	(1.48)

Net Asset Value, End of Period	$14.22	$16.10
Total return (c)(d)(e)	(8.90)%	(17.63	)%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)(h)	2.08%	1.95%
Interest expense (g)(i)	—%	—%
Net expenses (g)(h)	2.08%	1.95%
Waiver/Reimbursement (g)	0.06%	0.05%
Net investment loss (g)(h)	(1.30)%	(1.42)%
Portfolio turnover rate (c)	34%	73%
Net assets, end of period (000’s)	$2,058	$2,101

(a)	The Predecessor Fund’s Class C shares commenced operations on September 28, 2007. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Not annualized.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return at net asset value assuming no contingent deferred sales charge.

(f)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)	Annualized.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Select Small Cap Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended September 30, 2008		Year Ended March 31,				Period Ended March 31, 2005 (b)
Class R Shares			2008 (a)		2007	2006
Net Asset Value, Beginning of Period	$15.86		$18.98		$19.12	$16.12	$17.00

Income from Investment Operations:
Net investment loss (c)	(0.06)		(0.21)		(0.22)	(0.19)	(0.04)
Net realized and unrealized gain (loss) on investments	(1.28)		(1.43)		1.34	4.08	(0.84)

Total from Investment Operations	(1.34)		(1.64)		1.12	3.89	(0.88)

Less Distributions to Shareholders:
From net realized gains	(0.48)		(1.48)		(1.26)	(0.89)	—

Net Asset Value, End of Period	$14.04		$15.86		$18.98	$19.12	$16.12
Total return (d)	(8.65	)%(e)(f)	(9.66	)%(e)(g)	6.23%	24.83%	(5.23	)%(e)(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	1.58	%(i)	1.70%		1.74%	1.56%	1.55	%(i)
Interest expense	—	%(i)(j)	—	%(j)	—	—	—
Net expenses (h)	1.58	%(i)	1.70%		1.74%	1.56%	1.55	%(i)
Waiver/Reimbursement	0.06	%(i)	0.04%		—	—	0.03	%(i)
Net investment loss (h)	(0.78	)%(i)	(1.13)%		(1.21)%	(1.13)%	(1.28	)%(i)
Portfolio turnover rate	34	%(f)	73%		52%	65%	61	%(f)
Net assets, end of period (000’s)	$7,641		$6,881		$1,827	$1	$1

(a)	On March 31, 2008, Retirement Shares class of Small Cap Fund, a series of Excelsior Funds, Inc., was reorganized into the Fund’s Class R. The financial information of the Fund’s Class R includes the financial information of Small Cap Fund’s Retirement Shares class.

(b)	Small Cap Fund’s Retirement Shares commenced operations on December 31, 2004. Per share data and total return reflect activity from that date.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

(j)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Select Small Cap Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended September 30, 2008		Year Ended March 31,
Class Z Shares			2008 (a)		2007	2006		2005		2004
Net Asset Value, Beginning of Period	$16.15		$19.21		$19.23	$16.14		$14.59		$8.47

Income from Investment Operations:
Net investment loss (b)	(0.02)		(0.12)		(0.12)	(0.11)		(0.10)		(0.02)
Net realized and unrealized gain (loss) on investments	(1.31)		(1.46)		1.36	4.09		1.65		6.14

Total from Investment Operations	(1.33)		(1.58)		1.24	3.98		1.55		6.12

Less Distributions to Shareholders:
From net realized gains	(0.48)		(1.48)		(1.26)	(0.89)		—		—

Net Asset Value, End of Period	$14.34		$16.15		$19.21	$19.23		$16.14		$14.59
Total return (c)	(8.43	)%(d)(e)	(9.22	)%(d)(f)	6.83%	25.37	%(d)	10.62	%(d)	72.26	%(d)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.08	%(h)	1.20%		1.22%	1.09%		1.05%		0.83%
Interest expense	—	%(h)(i)	—	%(i)	—	—		—		—
Net expenses (g)	1.08	%(h)	1.20%		1.22%	1.09%		1.05%		0.83%
Waiver/Reimbursement	0.06	%(h)	0.04%		—	0.02%		0.03%		0.15%
Net investment loss (g)	(0.30	)%(h)	(0.63)%		(0.66)%	(0.64)%		(0.64)%		(0.20)%
Portfolio turnover rate	34	%(e)	73%		52%	65%		61%		82%
Net assets, end of period (000’s)	$595,544		$676,616		$694,765	$599,389		$488,221		$352,457

(a)	On March 31, 2008, Shares class of Small Cap Fund, a series of Excelsior Funds, Inc., was reorganized into the Fund’s Class Z. The financial information of the Fund’s Class Z includes the financial information of Small Cap Fund’s Shares class.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value assuming all distributions reinvested.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Not annualized.

(f)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Value and Restructuring Fund

Selected data for a share outstanding throughout each period is as follows:

Class A Shares	(Unaudited) Six Months Ended September 30, 2008	Period Ended March 31, 2008 (a)
Net Asset Value, Beginning of Period	$52.25	$58.58

Income from Investment Operations:
Net investment income (b)	0.25	0.24
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(9.55)	(5.70)

Total from Investment Operations	(9.30)	(5.46)

Less Distributions to Shareholders:
From net investment income	(0.23)	(0.36)
From net realized gains	(0.02)	(0.51)

Total Distributions to Shareholders	(0.25)	(0.87)

Net Asset Value, End of Period	$42.70	$52.25
Total return (c)(d)(e)	(17.87)%	(9.41)%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)(g)	1.12%	1.02%
Waiver/Reimbursement (g)	0.05%	0.05%
Net investment income (f)(g)	0.93%	0.83%
Portfolio turnover rate (e)	4%	11%
Net assets, end of period (000’s)	$262,713	$77,209

(a)	The Predecessor Fund’s Class A shares commenced operations on September 28, 2007. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)	Not annualized.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Value and Restructuring Fund

Selected data for a share outstanding throughout each period is as follows:

Class C Shares	(Unaudited) Six Months Ended September 30, 2008	Period Ended March 31, 2008 (a)
Net Asset Value, Beginning of Period	$52.23	$58.58

Income from Investment Operations:
Net investment income (b)	0.05	0.04
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(9.53)	(5.68)

Total from Investment Operations	(9.48)	(5.64)

Less Distributions to Shareholders:
From net investment income	(0.03)	(0.20)
From net realized gains	(0.02)	(0.51)

Total Distributions to Shareholders	(0.05)	(0.71)

Net Asset Value, End of Period	$42.70	$52.23
Total return (c)(d)(e)	(18.16)%	(9.72)%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)(g)	1.87%	1.77%
Waiver/Reimbursement (g)	0.05%	0.05%
Net investment income (f)(g)	0.18%	0.07%
Portfolio turnover rate (e)	4%	11%
Net assets, end of period (000’s)	$58,045	$13,665

(a)	The Predecessor Fund’s Class C shares commenced operations on September 28, 2007. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)	Not annualized.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Value and Restructuring Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended September 30, 2008		Year Ended March 31,				Period Ended March 31, 2005 (b)
Class R Shares			2008 (a)		2007	2006
Net Asset Value, Beginning of Period	$52.23		$54.30		$49.35	$41.49	$42.43

Income from Investment Operations:
Net investment income (loss) (c)	0.17		0.33		0.22	0.42	(0.04)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(9.53)		(1.41)		4.98	7.81	(0.90)

Total from Investment Operations	(9.36)		(1.08)		5.20	8.23	(0.94)

Less Distributions to Shareholders:
From net investment income	(0.16)		(0.48)		(0.25)	(0.37)	—
From net realized gains	(0.02)		(0.51)		—	—	—

Total Distributions to Shareholders	(0.18)		(0.99)		(0.25)	(0.37)	—

Net Asset Value, End of Period	$42.69		$52.23		$54.30	$49.35	$41.49
Total return (d)	(17.97	)%(e)(f)	(2.11	)%(e)	10.58%	19.95%	(2.58	)%(e)(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	1.37	%(h)	1.35%		1.55%	1.56%	1.57	%(h)
Waiver/Reimbursement	0.05	%(h)	0.04%		—	—	0.02	%(h)
Net investment income (loss) (g)	0.65	%(h)	0.60%		0.43%	0.90%	(0.35	)%(h)
Portfolio turnover rate	4	%(f)	11%		13%	12%	8	%(f)
Net assets, end of period (000’s)	$47,163		$33,826		$2,926	$896	$1

(a)	On March 31, 2008, Retirement Shares class of Value and Restructuring Fund, a series of Excelsior Funds, Inc., was reorganized into the Fund’s Class R. The financial information of the Fund’s Class R includes the financial information of Value and Restructuring Fund’s Retirement Shares class.

(b)	Value and Restructuring Fund’s Retirement Shares commenced operations on December 31, 2004. Per share data and total return reflect activity from that date.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Value and Restructuring Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended September 30, 2008		Year Ended March 31,
Class Z Shares			2008 (a)(b)		2007	2006	2005		2004
Net Asset Value, Beginning of Period	$52.22		$54.33		$49.36	$41.40	$37.57		$23.66

Income from Investment Operations:
Net investment income	0.31	(c)	0.60	(c)	0.45 (c)	0.53 (c)	0.34	(c)	0.24
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(9.53)		(1.47)		5.00	7.88	3.83		13.90

Total from Investment Operations	(9.22)		(0.87)		5.45	8.41	4.17		14.14

Less Distributions to Shareholders:
From net investment income	(0.30)		(0.73)		(0.48)	(0.45)	(0.34)		(0.23)
From net realized gains	(0.02)		(0.51)		—	—	—		—

Total Distributions to Shareholders	(0.32)		(1.24)		(0.48)	(0.45)	(0.34)		(0.23)

Net Asset Value, End of Period	$42.68		$52.22		$54.33	$49.36	$41.40		$37.57
Total return (d)	(17.75	)%(e)(f)	(1.74	)%(e)	11.14%	20.45%	11.16	%(e)	60.06	%(e)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	0.87	%(h)	1.02%		1.05%	1.05%	1.07%		0.99%
Waiver/Reimbursement	0.05	%(h)	0.04%		—	—	0.02%		0.15%
Net investment income (g)	1.14	%(h)	1.07%		0.90%	1.18%	0.87%		0.78%
Portfolio turnover rate	4	%(f)	11%		13%	12%	8%		4%
Net assets, end of period (000’s)	$7,885,918		$8,980,358		$7,767,713	$6,230,754	$4,469,075		$3,244,851

(a)	On March 31, 2008, Shares class of Value and Restructuring Fund, a series of Excelsior Funds, Inc., was reorganized into the Fund’s Class Z. The financial information of the Fund’s Class Z includes the financial information of Value and Restructuring Fund’s Shares class.

(b)	On March 31, 2008, Value and Restructuring Fund’s Institutional Shares class was reorganized into the Fund’s Class Z.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Emerging Markets Fund

Selected data for a share outstanding throughout each period is as follows:

Class A Shares	(Unaudited) Six Months Ended September 30, 2008	Period Ended March 31, 2008 (a)
Net Asset Value, Beginning of Period	$14.96	$17.77

Income from Investment Operations:
Net investment income (b)	0.04	0.04	(c)
Net realized and unrealized gain (loss) on investments, foreign currency and foreign capital gains tax	(3.84)	(1.63)

Total from Investment Operations	(3.80)	(1.59)

Less Distributions to Shareholders:
From net investment income	—	(0.06)
From net realized gains	(2.26)	(1.16)

Total Distributions to Shareholders	(2.26)	(1.22)

Redemption Fees:
Redemption fees added to paid-in-capital (b)(j)	—	—

Net Asset Value, End of Period	$8.90	$14.96
Total return (d)(e)(f)	(29.91)%	(9.80)%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)(h)	1.95%	1.85%
Interest expense (g)	0.01%	—	%(i)
Net expenses (g)(h)	1.96%	1.85%
Waiver/Reimbursement (g)	0.18%	0.05%
Net investment income (g)(h)	0.57%	0.46%
Portfolio turnover rate (d)	35%	29%
Net assets, end of period (000’s)	$1,364	$1,231

(a)	The Predecessor Fund’s Class A shares commenced operations on September 28, 2007. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(d)	Not annualized.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(g)	Annualized.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Rounds to less than 0.01%.

(j)	Rounds to less than $0.01 per share.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Emerging Markets Fund

Selected data for a share outstanding throughout each period is as follows:

Class C Shares	(Unaudited) Six Months Ended September 30, 2008	Period Ended March 31, 2008 (a)
Net Asset Value, Beginning of Period	$14.94	$17.77

Income from Investment Operations:
Net investment loss (b)	(0.01)	(0.04	)(c)
Net realized and unrealized gain (loss) on investments, foreign currency and foreign capital gains tax	(3.83)	(1.61)

Total from Investment Operations	(3.84)	(1.65)

Less Distributions to Shareholders:
From net investment income	—	(0.02)
From net realized gains	(2.26)	(1.16)

Total Distributions to Shareholders	(2.26)	(1.18)

Redemption Fees:
Redemption fees added to paid-in-capital (b)(j)	—	—

Net Asset Value, End of Period	$8.84	$14.94
Total return (d)(e)(f)	(30.25)%	(10.11)%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)(h)	2.70%	2.60%
Interest expense (g)	0.01%	—	%(i)
Net expenses (g)(h)	2.71%	2.60%
Waiver/Reimbursement (g)	0.18%	0.05%
Net investment loss (g)(h)	(0.16)%	(0.44)%
Portfolio turnover rate (d)	35%	29%
Net assets, end of period (000’s)	$259	$458

(a)	The Predecessor Fund’s Class C shares commenced operations on September 28, 2007. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(d)	Not annualized.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Total return at net asset value assuming no contingent deferred sales charge.

(g)	Annualized.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Rounds to less than 0.01%.

(j)	Rounds to less than $0.01 per share.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Emerging Markets Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended September 30, 2008		Year Ended March 31,
Class Z Shares			2008 (a)(b)		2007	2006	2005	2004
Net Asset Value, Beginning of Period	$14.94		$14.06		$12.60	$8.73	$7.67	$4.12

Income from Investment Operations:
Net investment income	0.06	(c)	0.12	(c)(d)	0.07 (c)	0.10 (c)	0.12 (c)	0.05
Net realized and unrealized gain (loss) on investments, foreign currency and foreign capital gains tax	(3.84)		2.04		2.16	3.87	1.18	3.55

Total from Investment Operations	(3.78)		2.16		2.23	3.97	1.30	3.60

Less Distributions to Shareholders:
From net investment income	—		(0.12)		(0.08)	(0.10)	(0.08)	(0.05)
From net realized gains	(2.26)		(1.16)		(0.69)	—	(0.16)	—

Total Distributions to Shareholders	(2.26)		(1.28)		(0.77)	(0.10)	(0.24)	(0.05)

Redemption Fees:
Redemption fees added to paid-in-capital (c)(k)	—		—		—	—	—	—

Net Asset Value, End of Period	$8.90		$14.94		$14.06	$12.60	$8.73	$7.67
Total return (e)(f)	(29.81	)%(g)	14.31%		17.98%	45.85%	17.07%	87.57%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	1.70	%(i)	1.85%		1.85%	1.81%	1.70%	1.65%
Interest expense	0.01	%(i)	—	%(j)	—	—	—	—
Net expenses (h)	1.71	%(i)	1.85%		1.85%	1.81%	1.70%	1.65%
Waiver/Reimbursement	0.18	%(i)	0.04%		0.05%	0.11%	0.20%	0.27%
Net investment income (h)	0.90	%(i)	0.73%		0.50%	1.00%	1.44%	0.81%
Portfolio turnover rate	35	%(g)	29%		16%	7%	21%	14%
Net assets, end of period (000’s)	$450,710		$1,014,715		$1,092,481	$996,666	$433,168	$209,161

(a)	On March 31, 2008, Shares class of Emerging Markets Fund, a series of Excelsior Funds, Inc., was reorganized into Class Z. The financial information of the Fund’s Class Z includes the financial information of Emerging Markets Fund’s Shares class.

(b)	On March 31, 2008, Emerging Markets Fund’s Institutional Shares class was reorganized into the Fund’s Class Z.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Total return at net asset value assuming all distributions reinvested.

(g)	Not annualized.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

(j)	Rounds to less than 0.01%.

(k)	Rounds to less than $0.01% per share.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia International Growth Fund

Selected data for a share outstanding throughout each period is as follows:

Class A Shares	(Unaudited) Six Months Ended September 30, 2008	Period Ended March 31, 2008 (a)
Net Asset Value, Beginning of Period	$18.80	$18.80

Income from Investment Operations:
Net investment income (loss) (b)	0.11	—	(c)
Net realized and unrealized gain (loss) on investments, foreign currency and foreign capital gains tax	(4.28)	—	(c)

Total from Investment Operations	(4.17)	—	(c)

Less Distributions to Shareholders:
From net investment income	(0.04)	—
From net realized gains	(1.13)	—

Total Distributions to Shareholders	(1.17)	—

Redemption Fees:
Redemption fees added to paid-in capital (b)(c)	—	—

Net Asset Value, End of Period	$13.46	$18.80
Total return (d)(e)(f)	(23.63)%	0.00%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)(i)	1.67%	1.75%
Interest expense (i)	0.01%	—	%(g)
Net expenses (h)(i)	1.68%	1.75%
Waiver/Reimbursement (i)	0.05%	0.06%
Net investment income (loss) (h)(i)	1.30%	(1.75)%
Portfolio turnover rate (f)	61%	68%
Net assets, end of period (000’s)	$113	$10

(a)	The Fund’s Class A shares commenced operations on March 31, 2008. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(f)	Not annualized.

(g)	Rounds to less than 0.01%.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia International Growth Fund

Selected data for a share outstanding throughout each period is as follows:

Class C Shares	(Unaudited) Six Months Ended September 30, 2008	Period Ended March 31, 2008 (a)
Net Asset Value, Beginning of Period	$18.80	$18.80

Income from Investment Operations:
Net investment income (loss) (b)	0.08	—	(c)
Net realized and unrealized gain (loss) on investments, foreign currency and foreign capital gains tax	(4.30)	—	(c)

Total from Investment Operations	(4.22)	—	(c)

Less Distributions to Shareholders:
From net investment income	(0.04)	—
From net realized gains	(1.13)	—

Total Distributions to Shareholders	(1.17)	—

Redemption Fees:
Redemption fees added to paid-in capital (b)(c)	—	—

Net Asset Value, End of Period	$13.41	$18.80
Total return (d)(e)(f)	(23.91)%	0.00%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)(i)	2.42%	2.50%
Interest expense (i)	0.01%	—	%(g)
Net expenses (h)(i)	2.43%	2.50%
Waiver/Reimbursement (i)	0.05%	0.06%
Net investment income (loss) (h)(i)	0.92%	(2.50)%
Portfolio turnover rate (f)	61%	68%
Net assets, end of period (000’s)	$12	$10

(a)	The Fund’s Class C shares commenced operations on March 31, 2008. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return at net asset value assuming no contingent deferred sales charge.

(f)	Not annualized.

(g)	Rounds to less than 0.01%.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia International Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended September 30, 2008		Year Ended March 31,
Class Z Shares			2008 (a)		2007	2006	2005	2004
Net Asset Value, Beginning of Period	$18.80		$19.06		$16.51	$13.05	$11.28	$6.83

Income from Investment Operations:
Net investment income	0.19	(b)	0.12	(b)(c)	0.09 (b)	0.07 (b)	0.06 (b)	0.09
Net realized and unrealized gain (loss) on investments, foreign currency and foreign capital gains tax	(4.35)		(0.30)		2.54	3.51	1.71	4.44

Total from Investment Operations	(4.16)		(0.18)		2.63	3.58	1.77	4.53

Less Distributions to Shareholders:
From net investment income	(0.04)		(0.08)		(0.08)	(0.12)	— (d)	(0.08)
From net realized gains	(1.13)		—		—	—	—	—

Total Distributions to Shareholders	(1.17)		(0.08)		(0.08)	(0.12)	— (d)	(0.08)

Redemption Fees:
Redemption fees added to paid-in capital (b)(d)	—		—		—	—	—	—

Net Asset Value, End of Period	$13.47		$18.80		$19.06	$16.51	$13.05	$11.28
Total return (e)(f)	(23.58	)%(g)	(0.95)%		16.03%	27.70%	15.71%	66.51%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	1.42	%(j)	1.50%		1.50%	1.50%	1.50%	1.38%
Interest expense	0.01	%(j)	—	%(i)	—	—	—	—
Net expenses (h)	1.43	%(j)	1.50%		1.50%	1.50%	1.50%	1.38%
Waiver/Reimbursement	0.05	%(j)	0.04%		0.06%	0.08%	0.11%	0.11%
Net investment income (h)	2.12	%(j)	0.59%		0.49%	0.52%	0.52%	0.92%
Portfolio turnover rate	61	%(g)	68%		28%	26%	66%	58%
Net assets, end of period (000’s)	$390,118		$636,030		$636,941	$522,284	$240,322	$130,143

(a)	On March 31, 2008, Shares class of International Fund, a series of Excelsior Funds, Inc., was reorganized into the Fund’s Class Z. The financial information of the Fund’s Class Z includes the financial information of International Fund’s Shares class.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.04 per share.

(d)	Rounds to less than $0.01 per share.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Total return at net asset value assuming all distributions reinvested.

(g)	Not annualized

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Rounds to less that 0.01%.

(j)	Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Pacific/Asia Fund

Selected data for a share outstanding throughout each period is as follows:

Class A Shares	(Unaudited) Six Months Ended September 30, 2008	Period Ended March 31, 2008 (a)
Net Asset Value, Beginning of Period	$9.42	$9.42

Income from Investment Operations:
Net investment income (loss) (b)	0.07	—	(c)
Net realized and unrealized gain (loss) on investments, foreign currency and foreign capital gains tax	(1.68)	—	(c)

Total from Investment Operations	(1.61)	—	(c)

Less Distributions to Shareholders:
From net investment income	(0.04)	—
From net realized gains	(1.32)	—

Total Distributions to Shareholders	(1.36)	—

Redemption Fees:
Redemption fees added to paid-in-capital (b)(c)	—	—

Net Asset Value, End of Period	$6.45	$9.42
Total return (d)(e)(f)	(19.99)%	0.00%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)(h)	1.90%	1.82%
Interest expense (h)	0.01%	—	%(i)
Net expenses (g)(h)	1.91%	1.82%
Waiver/Reimbursement (h)	0.05%	0.05%
Net investment income (loss) (g)(h)	1.66%	(0.80)%
Portfolio turnover rate (f)	49%	68%
Net assets, end of period (000’s)	$36	$10

(a)	The Fund’s Class A shares commenced operations on March 31, 2008. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Pacific/Asia Fund

Selected data for a share outstanding throughout each period is as follows:

Class C Shares	(Unaudited) Six Months Ended September 30, 2008	Period Ended March 31, 2008 (a)
Net Asset Value, Beginning of Period	$9.42	$9.42

Income from Investment Operations:
Net investment income (loss) (b)	0.03	—	(c)
Net realized and unrealized gain (loss) on investments, foreign currency and foreign capital gains tax	(1.66)	—	(c)

Total from Investment Operations	(1.63)	—	(c)

Less Distributions to Shareholders:
From net investment income	(0.04)	—
From net realized gains	(1.32)	—

Total Distributions to Shareholders	(1.36)	—

Redemption Fees:
Redemption fees added to paid-in-capital (b)(c)	—	—

Net Asset Value, End of Period	$6.43	$9.42
Total return (d)(e)(f)	(20.21)%	0.00%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)(h)	2.65%	2.57%
Interest expense (h)	0.01%	—	%(i)
Net expenses (g)(h)	2.66%	2.57%
Waiver/Reimbursement (h)	0.05%	0.05%
Net investment income (loss) (g)(h)	0.77%	(1.55)%
Portfolio turnover rate (f)	49%	68%
Net assets, end of period (000’s)	$9	$10

(a)	The Fund’s Class C shares commenced operations on March 31, 2008. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return at net asset value assuming no contingent deferred sales charge.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Pacific/Asia Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended September 30, 2008		Year Ended March 31,
Class Z Shares			2008 (a)		2007		2006		2005		2004
Net Asset Value, Beginning of Period	$9.42		$11.72		$11.61		$8.88		$8.44		$5.21

Income from Investment Operations:
Net investment income (loss)	0.07	(b)	0.05	(b)	—	(b)(c)	0.02	(b)	0.03	(b)	0.01
Net realized and unrealized gain (loss) on investments, foreign currency and foreign capital gains tax	(1.67)		0.11		0.50		2.82		0.42		3.22

Total from Investment Operations	(1.60)		0.16		0.50		2.84		0.45		3.23

Less Distributions to Shareholders:
From net investment income	(0.04)		(0.08)		—		(0.11)		(0.01)		—
From net realized gains	(1.32)		(2.38)		(0.39)		—		—		—

Total Distributions to Shareholders	(1.36)		(2.46)		(0.39)		(0.11)		(0.01)		—

Redemption Fees:
Redemption fees added to paid-in-capital (b)(c)	—		—		—		—		—		—

Net Asset Value, End of Period	$6.46		$9.42		$11.72		$11.61		$8.88		$8.44
Total return (d)	(19.88	)%(e)(f)	(1.11	)%(f)(g)	4.40%		32.35	%(f)	5.32	%(f)	62.00	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	1.65	%(i)	1.57%		1.61%		1.59%		1.50%		1.45%
Interest expense	0.01	%(i)	—	%(j)	—		—		—		—
Net expenses (h)	1.66	%(i)	1.57%		1.61%		1.59%		1.50%		1.45%
Waiver/Reimbursement	0.05	%(i)	0.04%		—		0.03%		0.14%		0.13%
Net investment income (loss) (h)	1.58	%(i)	0.39%		(0.04)%		0.22%		0.35%		0.20%
Portfolio turnover rate	49	%(e)	68%		92%		68%		90%		58%
Net assets, end of period (000’s)	$60,771		$117,835		$213,132		$243,964		$134,579		$114,830

(a)	On March 31, 2008, Shares class of Pacific/Asia Fund, a series of Excelsior Funds, Inc., was reorganized into the Fund’s Class Z. The financial information of the Fund’s Class Z includes the financial information of Pacific/Asia Fund’s Shares class.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Not annualized.

(f)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

(j)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements – Equity Funds

September 30, 2008 (Unaudited)

Note 1. Organization

The Columbia Funds Series Trust I (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Information presented in these financial statements pertains to the following funds (individually referred to as a “Fund”, collectively referred to as the “Funds”), each a series of the Trust:

Columbia Blended Equity Fund
Columbia Energy and Natural Resources Fund
Columbia Mid Cap Core Fund
Columbia Select Large Cap Growth Fund
Columbia Select Opportunities Fund
Columbia Select Small Cap Fund
Columbia Value and Restructuring Fund
Columbia Emerging Markets Fund
Columbia International Growth Fund
Columbia Pacific/Asia Fund

Each Fund is diversified, with the exception of Columbia Energy and Natural Resources Fund, which is non-diversified.

Effective November 1, 2008, Columbia Mid Cap Value and Restructuring Fund was renamed Columbia Mid Cap Core Fund.

Investment Objectives

Each Fund seeks long-term capital appreciation.

Fund Shares

The Trust may issue an unlimited number of shares. Columbia Blended Equity Fund, Columbia Energy and Natural Resources Fund, Columbia Select Opportunities Fund, Columbia Emerging Markets Fund, Columbia International Growth Fund and Columbia Pacific/Asia Fund each offer three classes of shares: Class A, Class C and Class Z. Columbia Mid Cap Core Fund, Columbia Select Large Cap Growth Fund, Columbia Select Small Cap Fund, and Columbia Value and Restructuring Fund each offer four classes of shares: Class A, Class C, Class R and Class Z. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating between $1 million and $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within one year after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class R and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class R and Class Z shares, as described in the Funds’ prospectuses.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Certain ratios have been reclassified on the Financial Highlights to conform to the current period financial statement presentation. The changes have no effect on the ratios. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security Valuation

Equity securities, exchange-traded funds and securities of certain investment companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Options are valued at the last reported sale price, or in the absence of a sale, at the last quoted bid price.

Equity Funds, September 30, 2008 (Unaudited)

Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net asset value of the Funds’ shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Funds’ net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

On April 1, 2008, the Funds adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). Under SFAS 157, various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

■	Level 3 – significant unobservable inputs (including management’s assumptions in determining the value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables summarize the inputs used, as of September 30, 2008, in valuing each Fund’s assets:

Columbia Blended Equity Fund
Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$222,401,513	$—
Level 2 – Other Significant Observable Inputs	16,094,657	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$238,496,170	$—

Columbia Energy and Natural Resources Fund
Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$494,020,697	$—
Level 2 – Other Significant Observable Inputs	93,765,000	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$587,785,697	$—

Columbia Mid Cap Core Fund
Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$154,160,658	$—
Level 2 – Other Significant Observable Inputs	6,554,186	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$160,714,844	$—

Equity Funds, September 30, 2008 (Unaudited)

Columbia Select Large Cap Growth Fund
Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$1,045,403,493	$—
Level 2 – Other Significant Observable Inputs	34,388,000	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$1,079,791,493	$—

Columbia Select Opportunities Fund
Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$303,213,567	$—
Level 2 – Other Significant Observable Inputs	35,430,181	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$338,643,748	$—

Columbia Select Small Cap Fund
Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$617,432,100	$—
Level 2 – Other Significant Observable Inputs	3,995,000	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$621,427,100	$—

Columbia Value and Restructuring Fund
Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$8,003,193,065	$—
Level 2 – Other Significant Observable Inputs	257,226,461	—
Level 3 – Significant Unobservable Inputs	2,782,650	—
Total	$8,263,202,176	$—

The following table reconciles asset balances for the six month period ending September 30, 2008 in which significant unobservable inputs (Level 3) were used in determining value of the above fund:

	Investments In Securities	Other Financial Instruments
Balance as of March 31, 2008	$—	$—
Accretion of Discounts/Amortization of Premiums	—	—
Realized gain(loss)	—	—
Change in unrealized appreciation	535,125	—
Net sales	(12,200,850)	—
Transfers in to Level 3	14,448,375	—
Balance as of September 30, 2008	$2,782,650	$—

Columbia Emerging Markets Fund
Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$215,028,421	$—
Level 2 – Other Significant Observable Inputs	229,996,167	—
Level 3 – Significant Unobservable Inputs	3,435,790	—
Total	$448,460,378	$—

The Fund’s assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

Equity Funds, September 30, 2008 (Unaudited)

The following table reconciles asset balances for the six month period ending September 30, 2008 in which significant unobservable inputs (Level 3) were used in determining value of the above fund:

	Investments In Securities	Other Financial Instruments
Balance as of March 31, 2008	$—	$—
Accretion of Discounts/Amortization of Premiums	—	—
Realized loss	(28,137)	—
Change in unrealized depreciation	(1,066,730)	—
Net purchases	4,530,657	—
Transfers in and/or out of Level 3	—	—
Balance as of September 30, 2008	$3,435,790	$—

Columbia International Growth Fund
Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$27,153,269	$—
Level 2 – Other Significant Observable Inputs	360,818,977	38,331
Level 3 – Significant Unobservable Inputs	—	—
Total	$387,972,246	$38,331
*	Other financial instruments consist of forward foreign currency exchange contracts, which are not included in the investment portfolio.

The Fund’s assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

Columbia Pacific/Asia Fund
Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$6,755,813	$—
Level 2 – Other Significant Observable Inputs	52,829,702	(23,906)
Level 3 – Significant Unobservable Inputs	602,027	—
Total	$60,187,542	$(23,906)

*	Other financial instruments consist of forward foreign currency exchange contracts, which are not included in the investment portfolio.

The Fund’s assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

The following table reconciles asset balances for the six month period ending September 30, 2008 in which significant unobservable inputs (Level 3) were used in determining value of the above fund:

	Investments in Securities	Other Financial Instruments
Balance as of March 31, 2008	$—	$—
Accretion of Discounts/Amortization of Premiums	—	—
Realized loss	(324,483)	—
Change in unrealized appreciation	282,394	—
Net sales	(1,163,416)	—
Transfers in to Level 3	1,812,532	—
Balance as of September 30, 2008	$607,027	$—

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133 (“SFAS 161”), was issued. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity’s derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their hedged positions. Management is evaluating the impact the application of SFAS 161 will have on the Funds’ financial statement disclosures.

Equity Funds, September 30, 2008 (Unaudited)

Options

Each Fund may write call and put options on securities it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security transaction to determine the realized gain or loss. Each Fund, as a writer of an option, has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk that the Funds may not be able to enter into a closing transaction because of an illiquid market. Each Fund’s custodian will set aside cash or liquid portfolio securities equal to the amount of the written options contract commitment in a segregated account.

Each Fund may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. Each Fund may pay a premium, which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the amounts paid (call) or offset against the proceeds (put) on the underlying security transaction to determine the realized gain or loss. If a Fund enters into a closing transaction, the Fund will realize a gain or loss, depending on whether the proceeds from the closing transaction are greater or less than the cost of the option.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contract. Certain Funds may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. Certain Funds may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are generally used to hedge the Funds’ investments against currency fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Funds’ portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Funds could also be exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

Repurchase Agreements

Each Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC (“Columbia”), the Funds’ investment advisor, has determined are creditworthy. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on each Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

Foreign Currency Transactions

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day’s

Equity Funds, September 30, 2008 (Unaudited)

exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statements of Operations.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Funds become aware of such, net of any non-reclaimable tax withholdings.

Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Funds and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to such Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statements of Operations) and realized and unrealized gains (losses) are allocated to each class of the Funds on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

Each Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax-exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Capital Gains Taxes

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Funds accrue for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and distributed quarterly for each Fund except Columbia Emerging Markets Fund, Columbia International Growth Fund and Columbia Pacific/Asia Fund, each of which declares and distributes distributions from net investment income semi-annually. Net realized capital gains, if any, are distributed at least annually for all Funds. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against a Fund. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these representations, warranties and indemnities to be minimal.

Equity Funds, September 30, 2008 (Unaudited)

Note 3. Federal Tax Information

The tax character of distributions paid during the year ended March 31, 2008 was as follows:

	Ordinary Income*	Long-Term Capital Gains
Columbia Blended Equity Fund	$4,556,467	$69,210,852
Columbia Energy and Natural Resources Fund	77,399,927	23,073,567
Columbia Mid Cap Core Fund	4,695,393	7,570,215
Columbia Select Opportunities Fund	2,919,216	10,631,989
Columbia Select Small Cap Fund	—	59,032,640
Columbia Value and Restructuring Fund	118,123,259	82,771,279
Columbia Emerging Markets Fund	10,407,232	87,414,862
Columbia International Growth Fund	2,909,679	—
Columbia Pacific/Asia Fund	13,992,471	22,161,690

*	For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at September 30, 2008, based on cost of investments for federal income tax purposes were:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Columbia Blended Equity Fund	$102,712,574	$(15,136,897)	$87,575,677
Columbia Energy and Natural Resources Fund	18,877,764	(62,509,080)	(43,631,316)
Columbia Mid Cap Core Fund	49,967,737	(15,088,429)	34,879,308
Columbia Select Large Cap Growth Fund	110,449,565	(209,872,454)	(99,422,889)
Columbia Select Opportunities Fund	42,709,101	(65,730,620)	(23,021,519)
Columbia Select Small Cap Fund	89,115,994	(90,054,507)	(938,513)
Columbia Value and Restructuring Fund	2,344,450,834	(1,444,729,872)	899,720,962
Columbia Emerging Markets Fund	90,600,955	(102,262,389)	(11,661,434)
Columbia International Growth Fund	13,508,066	(89,356,021)	(75,847,955)
Columbia Pacific/Asia Fund	2,151,550	(16,007,212)	(13,855,662)

The following capital loss carryforwards, determined as of March 31, 2008, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Year of Expiration
	2011	2012	2013	2014	Total
Columbia Select Large Cap Growth Fund	$58,065,667	$22,030,449	$480,165	$—	$80,576,281
Columbia Emerging Markets Fund	—	1,393,609	—	36,739	1,430,348
Columbia International Growth Fund	2,840,733	—	—	—	2,840,733

Equity Funds, September 30, 2008 (Unaudited)

Capital loss carryforwards utilized during the year ended March 31, 2008 were as follows:

Capital Loss Carryforwards Utilized
Columbia Select Large Cap Growth Fund	$43,526,816
Columbia Select Opportunities Fund	3,074,158
Columbia Value and Restructuring Fund	47,293,576
Columbia Emerging Markets Fund	249,459
Columbia International Growth Fund	53,530,620

Under Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (“FIN 48”), management determines whether a tax position of the Funds is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has evaluated the known implications of FIN 48 on its computation of net assets for each Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Funds’ financial statements. However, management’s conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”) provides investment advisory services to the Funds. In rendering investment advisory services to the Funds, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of Columbia. Columbia receives a monthly investment advisory fee based on each Fund’s average daily net assets at the following annual rates:

	First $500 Million	$500 Million to $1 Billion	$1 Billion to $1.5 Billion	$1.5 Billion to $3 Billion	$3 Billion to $6 Billion	$6 Billion to $10 Billion	Over $10 Billion
Columbia Blended Equity Fund	0.75%	0.57%	0.52%	0.47%	0.45%	0.43%	0.43%
Columbia Energy and Natural Resources Fund	0.60%	0.60%	0.52%	0.47%	0.45%	0.43%	0.43%
Columbia Mid Cap Core Fund	0.65%	0.65%	0.57%	0.52%	0.52%	0.52%	0.52%
Columbia Select Large Cap Growth Fund	0.75%	0.75%	0.52%	0.47%	0.45%	0.43%	0.43%
Columbia Select Opportunities Fund	0.75%	0.57%	0.52%	0.47%	0.45%	0.43%	0.43%
Columbia Select Small Cap Fund	0.75%	0.75%	0.62%	0.62%	0.62%	0.62%	0.62%
Columbia Value and Restructuring Fund	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.43%
Columbia Emerging Markets Fund	1.25%	1.25%	1.25%	0.62%	0.57%	0.52%	0.52%
Columbia International Growth Fund	1.00%	1.00%	0.57%	0.52%	0.50%	0.48%	0.48%
Columbia Pacific/Asia Fund	1.00%	0.75%	0.67%	0.62%	0.57%	0.52%	0.52%

Equity Funds, September 30, 2008 (Unaudited)

For the six month period ended September 30, 2008, the annualized effective investment advisory fee rates for the Funds, as a percentage of each Fund’s average daily net assets, were as follows:

Annualized Effective Fee Rate
Columbia Blended Equity Fund	0.75%
Columbia Energy and Natural Resources Fund	0.60%
Columbia Mid Cap Core Fund	0.65%
Columbia Select Large Cap Growth Fund	0.73%
Columbia Select Opportunities Fund	0.75%
Columbia Select Small Cap Fund	0.75%
Columbia Value and Restructuring Fund	0.60%
Columbia Emerging Markets Fund	1.25%
Columbia International Growth Fund	1.00%
Columbia Pacific/Asia Fund	1.00%

Effective November 1, 2008, Columbia will receive a monthly investment advisory fee for the following funds at the following annual rates:

Columbia Emerging Markets Fund
First $750 Million	1.15%
$750 Million to $1 Billion	1.00%
$1 Billion to $1.5 Billion	0.67%
$1.5 Billion to $3 Billion	0.62%
$3 Billion to $6 Billion	0.57%
Over $6 Billion	0.52%

Columbia International Growth Fund
First $500 Million	0.95%
$500 Million to $1 Billion	0.62%
$1 Billion to $1.5 Billion	0.57%
$1.5 Billion to $3 billion	0.52%
$3 Billion to $6 Billion	0.50%
Over $6 Billion	0.48%

Columbia Pacific/Asia Fund
First $500 Million	0.75%
$500 Million to $1 Billion	0.75%
$1 Billion to $1.5 Billion	0.67%
$1.5 Billion to $3 billion	0.62%
$3 Billion to $6 Billion	0.57%
Over $6 Billion	0.52%

Administration Fee

Columbia provides administrative and other services to the Funds for a monthly administration fee based on each Fund’s average daily net assets at the annual rates listed below less the fees payable by the Funds as described under the Pricing and Bookkeeping Fees note below:

Annual Fee Rate
Columbia Blended Equity Fund	0.15%
Columbia Energy and Natural Resources Fund	0.15%
Columbia Mid Cap Core Fund	0.15%
Columbia Select Large Cap Growth Fund	0.15%
Columbia Select Opportunities Fund	0.15%
Columbia Select Small Cap Fund	0.15%
Columbia Value and Restructuring Fund	0.15%
Columbia Emerging Markets Fund	0.20%
Columbia International Growth Fund	0.20%
Columbia Pacific/Asia Fund	0.20%

Columbia has voluntarily agreed to waive 0.05% of the administration fees payable by each Fund. Columbia, at its discretion, may revise or discontinue this arrangement at any time.

Pricing and Bookkeeping Fees

The Funds have entered into a Financial Reporting Services Agreement (the “Financial Reporting Services Agreement”) with State Street Bank & Trust Company (“State Street”) and Columbia pursuant to which State Street provides financial

Equity Funds, September 30, 2008 (Unaudited)

reporting services to the Funds. The Funds have also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) with State Street and Columbia pursuant to which State Street provides accounting services to the Funds. Under the State Street Agreements, each Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of each Fund for the month. The aggregate fee per Fund will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Funds also reimburse State Street for certain out-of-pocket expenses and charges.

The Funds have entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Funds reimburse Columbia for out-of-pocket expenses.

Transfer Agent Fee

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Funds. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below each Funds’ initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statements of Operations. For the six month period ended September 30, 2008, these minimum account balance fees reduced total expenses as follows:

Minimum Account Balance Fee
Columbia Blended Equity Fund	$7,816
Columbia Energy and Natural Resources Fund	8,400
Columbia Mid Cap Core Fund	6,837
Columbia Select Large Cap Growth Fund	8,043
Columbia Select Opportunities Fund	760
Columbia Select Small Cap Fund	6,001
Columbia Value and Restructuring Fund	58,518
Columbia Emerging Markets Fund	5,369
Columbia International Growth Fund	4,476
Columbia Pacific/Asia Fund	2,060

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Funds’ shares. For the six month period ended September 30, 2008, the Distributor has retained net underwriting discounts and received net CDSC fees as follows:

	Front-End Sales Charge	CDSC
	Class A	Class A	Class C
Columbia Energy and Natural Resources Fund	$29,988	$—	$2,669
Columbia Mid Cap Core Fund	1,088	—	—
Columbia Select Large Cap Growth Fund	5,167	4,825	—

Equity Funds, September 30, 2008 (Unaudited)

	Front-End Sales Charge	CDSC
	Class A	Class A	Class C
Columbia Select Opportunities Fund	$4,096	$—	$—
Columbia Select Small Cap Fund	2,063	—	1,705
Columbia Value and Restructuring Fund	1,468,888	28,891	20,396
Columbia Emerging Markets Fund	3,256	230	227
Columbia International Growth Fund	271	—	—

The Trust has adopted distribution and shareholder servicing plans (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act, which require the payment of distribution and service fees. The fees are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Funds and providing services to investors. The Plans require the payment of a monthly service fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of each Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the annual rate of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares, respectively, of each Fund.

Expense Limits and Fee Waivers

Columbia has contractually agreed to waive fees and/or reimburse the Funds for certain expenses through July 31, 2009, so that total expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Funds’ custodian, will not exceed the following annual rates, based on each Fund’s average daily net assets:

Annual Rate
Columbia Blended Equity Fund	1.10%
Columbia Energy and Natural Resources Fund	1.25%
Columbia Mid Cap Core Fund	1.02%

Annual Rate
Columbia Select Large Cap Growth Fund	1.08%
Columbia Select Opportunities Fund	0.82%
Columbia Select Small Cap Fund	1.25%
Columbia Value and Restructuring Fund	0.98%
Columbia Emerging Markets Fund	1.70%
Columbia International Growth Fund	1.50%
Columbia Pacific/Asia Fund	1.65%

There is no guarantee that these arrangements will continue after July 31, 2009.

Fees Paid to Officers and Trustees

All officers of the Funds are employees of Columbia or its affiliates and, with the exception of the Funds’ Chief Compliance Officer, receive no compensation from the Funds. The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Chief Compliance Officer. Each Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds’ assets.

As a result of Fund mergers, certain Funds assumed the liabilities of the deferred compensation plan of the acquired fund, which is included in “Trustees’ fees” on the Statements of Assets and Liabilities. The deferred compensation plan of the acquired fund may be terminated at any time. Any payments to plan participants are paid solely out of the Funds’ assets.

Note 5. Custody Credits

Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statements of Operations. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

Equity Funds, September 30, 2008 (Unaudited)

For the six month period ended September 30, 2008, these custody credits reduced total expenses as follows:

Columbia Blended Equity Fund	$690
Columbia Energy and Natural Resources Fund	2,656
Columbia Mid Cap Core Fund	161
Columbia Select Opportunities Fund	966
Columbia Select Small Cap Fund	3,998
Columbia Value and Restructuring Fund	6,510
Columbia Emerging Markets Fund	1,607
Columbia International Growth Fund	4

Note 6. Portfolio Information

For the six month period ended September 30, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

	Purchases	Sales
Columbia Blended Equity Fund	$33,894,407	$51,614,724
Columbia Energy and Natural Resources Fund	1,453,115,921	1,463,028,379
Columbia Mid Cap Core Fund	17,810,152	65,169,303
Columbia Select Large Cap Growth Fund	583,632,099	263,779,184
Columbia Select Opportunities Fund	92,473,553	80,051,544
Columbia Select Small Cap Fund	255,726,535	228,854,546
Columbia Value and Restructuring Fund	1,498,733,858	368,280,348
Columbia Emerging Markets Fund	285,917,182	622,888,600
Columbia International Growth Fund	335,323,765	454,380,665
Columbia Pacific/Asia Fund	47,509,584	86,756,950

Note 7. Redemption Fees

Columbia Emerging Markets Fund, Columbia International Growth Fund and Columbia Pacific/Asia Fund each may impose a 2.00% redemption fee on the proceeds of fund shares that are redeemed within 60 days of purchase. The redemption fees are designed to offset brokerage commissions and other costs associated with short term trading of the portfolio. The redemption fees, which are retained by the Fund, are accounted for as an addition to paid-in capital and are allocated to each class based on the relative net assets at the time of the redemption. For the six month period ended September 30, 2008, the Funds assessed redemption fees as follows:

Columbia Emerging Markets Fund	$85,632
Columbia International Growth Fund	2,569
Columbia Pacific/Asia Fund	476

Note 8. Line of Credit

The Funds and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds pro rata based upon their relative net assets. Interest on the uncommitted line of credit is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charges an annual operations agency fee of $40,000 for the committed line of credit and may charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets.

Equity Funds, September 30, 2008 (Unaudited)

For the six month period ended September 30, 2008, the average daily loan balance outstanding on days where borrowings existed, and the weighted average interest rate of each Fund is as follows:

	Average Borrowings	Weighted Average Interest Rate
Columbia Mid Cap Core Fund	$1,000,000	3.20%
Columbia Select Small Cap Fund	1,222,222	3.070
Columbia Emerging Markets Fund	6,446,154	2.030
Columbia International Growth Fund	7,000,000	2.658
Columbia Pacific/Asia Fund	3,000,000	2.747

Note 9. Shares of Beneficial Interest

As of September 30, 2008, the Funds had shareholders whose shares were beneficially owned by participant accounts over which BOA and/or any of its affiliates had either sole or joint investment discretion. The percentages of shares of beneficial interest outstanding held therein are as follows:

% of Shares Outstanding Held
Columbia Blended Equity Fund	49.3
Columbia Energy and Natural Resources Fund	18.6
Columbia Mid Cap Core Fund	57.9
Columbia Select Large Cap Growth Fund	79.7
Columbia Select Opportunities Fund	84.5
Columbia Select Small Cap Fund	49.4
Columbia Value and Restructuring Fund	13.3
Columbia Emerging Markets Fund	35.7
Columbia International Growth Fund	80.5
Columbia Pacific/Asia Fund	77.1

As of September 30, 2008, the Funds had shareholders that held greater than 5% of the shares outstanding of a Fund, over which BOA and/or any of its affiliates did not have investment discretion. The number of accounts and the percentages of shares of beneficial interest outstanding held therein are as follows:

% of Shares Outstanding Held
Columbia Blended Equity Fund	15.0
Columbia Energy and Natural Resources Fund	35.2
Columbia Mid Cap Core Fund	17.9
Columbia Select Large Cap Growth Fund	6.6
Columbia Select Opportunities Fund	7.3
Columbia Select Small Cap Fund	11.3
Columbia Value and Restructuring Fund	36.5
Columbia Emerging Markets Fund	34.6
Columbia International Growth Fund	7.4
Columbia Pacific/Asia Fund	8.8

Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds.

Note 10. Significant Risks and Contingencies

Non-Diversification Risk

As a non-diversified mutual fund, Columbia Energy and Natural Resources Fund is permitted to invest a greater percentage of its total assets in the securities of fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Foreign Securities Risk

There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Equity Funds, September 30, 2008 (Unaudited)

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Geographic Concentration Risk

Because Columbia Pacific/Asia Fund’s investments are concentrated in the Asia/Pacific region, events within the region will have a greater effect on the Fund than if the Fund were more geographically diversified. In addition, events in any one country within the region may impact the other countries or the region as a whole. Markets in the region can experience significant volatility due to social, regulatory and political uncertainties.

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”) and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the “Distributor”) (collectively, the “Columbia Group”) entered into an Assurance of Discontinuance with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission (“SEC”) (the “SEC Order”) on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court’s memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants’ motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under

Equity Funds, September 30, 2008 (Unaudited)

the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (“ICA”) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (“the CDSC Lawsuit”). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds’ adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds’ adviser and/or its affiliates made certain payments, including plaintiffs’ attorneys’ fees and costs of notice to class members.

Note 11. Business Combinations and Mergers

As of March 31, 2008, International Equity Fund, a series of Excelsior Funds Trust, merged into Columbia International Growth Fund. Columbia International Growth Fund received a tax-free transfer of assets from International Equity Fund as follows:

Shares Issued	Net Assets Received	Unrealized Appreciation[1]
3,106,495	$58,118,017	$6,986,733

Net Assets of International Fund Prior to Combination	Net Assets of Columbia International Growth Fund Immediately Prior to Combination	Net Assets of Columbia International Growth Fund Immediately After Combination
$576,762,592	$58,118,017	$634,880,609

[1]	Unrealized appreciation is included in the Net Assets Received.

Note 12. Subsequent Event

On October 16, 2008, the uncommitted and committed lines of credit discussed in Note 8 were terminated and amended, respectively. The Funds and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement. Interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% and the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum are accrued and apportioned among the participating funds pro rata based on their relative net assets.

Important Information About This Report – Equity Funds

Transfer Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC

100 Federal Street

Boston, MA 02110

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Equity Funds.

A description of the policies and procedures that each fund uses to determine how to vote proxies and a copy of each fund’s voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission’s website at www.sec.gov; and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how each fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how each fund voted proxies relating to portfolio securities is also available from the funds’ website, www.columbiamanagement.com

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about a fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Group, LLC (“Columbia Management”) is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Equity Funds

Semiannual Report, September 30, 2008

©2008 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

SHC-44/156183-0908 (11/08) 08/62592

Semiannual Report

September 30, 2008

Columbia Intermediate Bond Fund

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

We are pleased to provide this shareholder report for your Columbia Fund and hope you will find the portfolio management details, discussions and performance information helpful in monitoring your investments. As we’ve seen this past year, the financial markets can be quite volatile, with significant short-term price fluctuations. It’s important to keep these ups and downs in perspective, particularly in light of your long-term investment strategy.

Staying the course with your long-term strategy typically involves riding out short-term price fluctuations, though we recognize that at times this can be tough. To support your efforts and give you the information you need to make prudent decisions, Columbia Management offers several valuable online resources. We encourage you to visit www.columbiamanagement.com/investor, where you can receive the most up-to-date information, including:

■

Daily pricing and performance. View pricing and performance from a link in Fund Tracker on the homepage. This listing of funds is updated nightly with the current net asset value and the amount and percentage change from the prior day.

■	News & Commentary. This tab provides links to quarterly fund commentaries and information from our investment strategies group, including trends in the economy and market impact.

If you would like more details on individual funds, select a fund from the dropdown menu on the top right side of the homepage for access to:

■	Monthly and quarterly performance information.
■

Portfolio holdings. Full holdings are updated monthly for money market funds except for Columbia Cash Reserves and Columbia Money Market Reserves which are updated weekly, monthly for equity funds and quarterly for most other funds.

■	Quarterly fact sheets. Accessible from the Literature tab in each fund page.

By registering on the site, you’ll receive secured, 24-hour access to*:

■	Mutual fund account details with balances, dividend and transaction information
■	Fund Tracker to customize your homepage with current net asset values for the funds that interest you
■	On-line transactions including purchases, exchanges and redemptions
■	Account maintenance for updating your address and dividend payment options
■	Electronic delivery of prospectuses and shareholder reports

I encourage you to visit our website for access to the product information and tools described above. These valuable online resources can help you monitor your investments and provide direct access to your account. All of these tools, and more, can be found on www.columbiamanagement.com.

While your financial advisor is a great resource for investment guidance, you can also access our website or call our service representatives at 800.345.6611 for additional assistance. We thank you for investing with Columbia Management and look forward to helping with your ongoing investment needs.

Sincerely,

Christopher L. Wilson

President, Columbia Funds

*	Some restrictions apply. Shareholders who purchase shares through certain third-party organizations may not have the ability to register for online access.

Fund Profile – Columbia Intermediate Bond Fund

Summary

■

For the six-month period that ended September 30, 2008, the fund’s Class A shares returned negative 5.78% without sales charge. The fund’s return was lower than the negative 1.50% return of its benchmark, the Lehman Brothers U.S. Aggregate Bond Index[1] for the same period. The fund’s return was also lower than the average return of its peer group, the Lipper Intermediate Investment Grade Debt Funds Classification, which was negative 4.84% for the period.[2] The fund’s underperformance is largely attributable to its emphasis on corporate bonds, which underperformed other fixed-income classes.

■

During the period, the macroeconomic environment was characterized by a credit/liquidity crisis and a pullback in economic growth. Both of these factors were unfavorable for corporate bonds, which have traditionally accounted for approximately 80% of the fund’s net assets. In particular, high-yield bonds, which accounted for approximately 6% of net assets, but are not represented in the index, underperformed by a wide margin during the period. The fund’s performance was also hurt by its exposure to the subordinated debt of banks such as JPMorgan Chase & Co., Wachovia Corp. (1.1% and 0.4% of net assets, respectively) and U.S. Bank, which we sold before the end of the period. These holdings were hit particularly hard as the market lost confidence in the balance sheets of financial companies. On the positive side, the fund benefited from its underweight position in retailers, which suffered as economic growth contracted, and from an overweight position in utilities, which performed well during these difficult times. The fund also achieved incremental returns by extending its average maturities. This move paid off when interest rates came down, as historically they have often done when the fixed-income markets are characterized by a flight to quality.

■

As we enter the last quarter of 2008, the yield difference between corporate bonds and government bonds of comparable maturities is at or near an all-time high. From a long-term perspective, we believe that these yield levels suggest that corporate bonds may represent significant value. In the near-term, we recognize that market volatility could remain elevated, especially if the economy continues to contract.

Portfolio Management

Carl W. Pappo, lead manager of the fund, has co-managed the fund since March 2005 and has been with the advisor or its predecessors or affiliate organizations since 1993.

Kevin L. Cronk has co-managed the fund since November 2006 and has been with the advisor or its predecessors or affiliate organizations since 1999.

[1]

The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment-grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 09/30/08

–5.78% Class A Shares (without sales charge)

–1.50% Lehman Brothers U.S. Aggregate Bond Index

Morningstar Style Box

Fixed Income Maturity

The Morningstar Style Box reveals a fund’s investment strategy. For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar’s database as of quarter end. Although the data is gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. Information shown is as of 06/30/08.

1

Fund Profile (continued) – Columbia Intermediate Bond Fund

Thomas A. LaPointe has co-managed the fund since March 2003 and has been with the advisor or its predecessors or affiliate organizations since 1999.

Lee Reddin has co-managed the fund since June 2007 and has been with the advisor or its predecessors or affiliate organizations since 2000.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investments in high-yield securities (commonly known as “junk” bonds) offer the potential for high current income and attractive total return but involve certain risks. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer’s ability to make principal and interest payments. Rising interest rates tend to lower the value of all bonds. High-yield bonds issued by foreign entities have greater potential risks, including less regulation, currency fluctuations, economic instability and political developments.

2

Performance Information – Columbia Intermediate Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 10/01/98 – 09/30/08 ($)

Sales charge	without	with
Class A	15,543	14,802
Class B	14,789	14,789
Class C	14,937	14,937
Class R	15,439	n/a
Class Z	15,874	n/a

The table above shows the growth in value of a hypothetical $10,000 investment in each share class of Columbia Intermediate Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Annual operating expense ratio (%)*
Class A	1.00
Class B	1.65
Class C	1.65
Class R	1.15
Class Z	0.65

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Net asset value per share

as of 09/30/08 ($)
Class A	7.98
Class B	7.98
Class C	7.98
Class R	7.98
Class Z	7.98

Distributions declared per share

04/01/08 – 09/30/08 ($)
Class A	0.24
Class B	0.20
Class C	0.21
Class R	0.23
Class Z	0.25

Average annual total return as of 09/30/08 (%)

Share class	A		B		C		R	Z
Inception	07/31/00		02/01/02		02/01/02		01/23/06	12/05/78
Sales charge	without	with	without	with	without	with	without	without
6-month (cumulative)	–5.78	–8.82	–6.14	–8.88	–6.06	–6.98	–5.90	–5.66
1-year	–3.89	–6.97	–4.61	–7.34	–4.47	–5.38	–4.12	–3.65
5-year	2.22	1.22	1.46	1.46	1.61	1.61	2.08	2.47
10-year	4.51	4.00	3.99	3.99	4.09	4.09	4.44	4.73

The “with sales charge” returns include the maximum initial sales charge of 3.25% for Class A shares, the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower. Prior to August 22, 2005, new purchases of Class A shares had a maximum initial sales charge of 4.75%. The 5 & 10 year average annual returns with sales charge as of 09/30/08 include the previous sales charge of 4.75%. The 6-month (cumulative) return and 1-year return with sales charge as of 09/30/08 include the new sales charge of 3.25%.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z and Class R shares are sold at net asset value. Class Z shares have no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with distribution and service (Rule 12b-1) fees. Class R and Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The returns of Class A shares include returns of the fund’s Class Z shares (the oldest existing fund share class) for periods prior to the inception of Class A shares. The returns of Class B and Class C shares include returns of the fund’s Class A shares for periods prior to the inception of Class B and Class C shares, respectively. The returns of Class B and Class C shares also include returns of the fund’s Class Z shares for periods prior to the inception of Class A shares. The returns for Class R shares include returns of the fund’s Class A shares for periods prior to the inception of Class R shares. The returns of Class R shares also include the returns of the fund’s Class Z shares for periods prior to the inception of Class A shares. These returns have not been restated to reflect any differences in expenses, such as distribution and service (Rule 12b-1) fees, between Class Z shares and Class A, Class B, Class C or Class R shares. If differences in expenses had been reflected, the returns shown for Class A, Class B, Class C and Class R shares for periods prior to the inception of Class A, Class B, Class C and Class R shares, respectively, would have been lower. Class A shares were initially offered on July 31, 2000, Class B and Class C shares were initially offered on February 1, 2002, Class R shares were initially offered on January 23, 2006, and Class Z shares were initially offered on December 5, 1978.

3

Understanding Your Expenses – Columbia Intermediate Bond Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee.

This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

04/01/08 – 09/30/08
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	942.19	1,020.71	4.24	4.41	0.87
Class B	1,000.00	1,000.00	938.58	1,016.95	7.87	8.19	1.62
Class C	1,000.00	1,000.00	939.38	1,017.70	7.15	7.44	1.47
Class R	1,000.00	1,000.00	940.99	1,019.45	5.45	5.67	1.12
Class Z	1,000.00	1,000.00	943.40	1,021.96	3.02	3.14	0.62

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of Class A and Class C expenses, Class A and Class C account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

4

Investment Portfolio – Columbia Intermediate Bond Fund

September 30, 2008 (Unaudited)

Corporate Fixed-Income Bonds & Notes – 48.9%

		Par ($) (a)		Value ($)
Basic Materials – 1.2%
Chemicals – 0.3%
Chemtura Corp.	6.875% 06/01/16		760,000	608,000

Huntsman International LLC	6.875% 11/15/13 (b)	EUR	205,000	236,651
	7.875% 11/15/14		1,020,000	877,200

Ineos Group Holdings PLC	8.500% 02/15/16 (b)		1,025,000	553,500

Lubrizol Corp.	6.500% 10/01/34		2,475,000	2,224,723

MacDermid, Inc.	9.500% 04/15/17 (b)		380,000	319,200

Mosaic Co.	7.625% 12/01/16 (b)		845,000	863,359

NOVA Chemicals Corp.	6.500% 01/15/12		585,000	520,650

Terra Capital, Inc.	7.000% 02/01/17		690,000	655,500

	Chemicals Total			6,858,783

Forest Products & Paper – 0.1%
Abitibi-Consolidated, Inc.	8.375% 04/01/15		770,000	186,725

Domtar Corp.	7.125% 08/15/15		905,000	832,600

Georgia-Pacific Corp.	8.000% 01/15/24		740,000	651,200

NewPage Corp.	10.000% 05/01/12		280,000	250,600
	12.000% 05/01/13		275,000	240,625

NewPage Holding Corp.	PIK, 9.986% 11/01/13 (c)		340,000	300,900

	Forest Products & Paper Total			2,462,650

Iron/Steel – 0.6%
Nucor Corp.	5.000% 06/01/13		7,845,000	7,685,064
	5.850% 06/01/18		4,800,000	4,571,645

Russel Metals, Inc.	6.375% 03/01/14		355,000	319,943

Steel Dynamics, Inc.	7.750% 04/15/16 (b)		1,105,000	983,450

United States Steel Corp.	7.000% 02/01/18		980,000	884,705

	Iron/Steel Total			14,444,807

Metals & Mining – 0.2%
FMG Finance Ltd.	10.625% 09/01/16 (b)		1,070,000	1,048,600

Freeport-McMoRan Copper & Gold, Inc.	8.375% 04/01/17		2,290,000	2,255,650

Noranda Aluminium Holding Corp.	8.578% 11/15/14 (c)		670,000	442,200

	Metals & Mining Total			3,746,450

Basic Materials Total				27,512,690

See Accompanying Notes to Financial Statements.

5

Columbia Intermediate Bond Fund

September 30, 2008 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($) (a)	Value ($)
Communications – 6.4%
Media – 4.1%
Cablevision Systems Corp.	8.000% 04/15/12	1,295,000	1,217,300

Charter Communications Holdings I LLC	11.000% 10/01/15	1,100,000	726,000

Charter Communications Holdings II LLC	10.250% 09/15/10	725,000	652,500

CMP Susquehanna Corp.	9.875% 05/15/14	475,000	266,000

Comcast Corp.	5.700% 05/15/18	10,420,000	9,095,066
	6.300% 11/15/17	2,230,000	2,050,490
	6.950% 08/15/37	13,950,000	11,898,694

CSC Holdings, Inc.	7.625% 04/01/11	655,000	628,800

DirecTV Holdings LLC	6.375% 06/15/15	1,025,000	902,000

EchoStar DBS Corp.	6.625% 10/01/14	1,760,000	1,412,400
	7.125% 02/01/16	250,000	200,625

Idearc, Inc.	8.000% 11/15/16	1,080,000	294,300

Lamar Media Corp.	6.625% 08/15/15	735,000	608,213

Local TV Finance LLC	PIK, 9.250% 06/15/15 (b)	600,000	390,000

Quebecor Media, Inc.	7.750% 03/15/16	1,165,000	1,019,375

R.H. Donnelley Corp.	8.875% 01/15/16	1,355,000	460,700
	8.875% 10/15/17	985,000	334,900

Time Warner Cable, Inc.	6.200% 07/01/13	23,535,000	22,832,433
	7.300% 07/01/38	9,200,000	8,183,952

Time Warner, Inc.	6.875% 05/01/12 (d)	22,150,000	21,961,636

TL Acquisitions, Inc.	10.500% 01/15/15 (b)	1,115,000	880,850

Viacom, Inc.	5.750% 04/30/11	6,535,000	6,348,687

	Media Total		92,364,921

Telecommunication Services – 2.3%
AT&T, Inc.	4.950% 01/15/13	13,080,000	12,530,640
	5.625% 06/15/16	8,900,000	8,242,379

British Telecommunications PLC	5.150% 01/15/13	1,635,000	1,525,901
	5.950% 01/15/18	5,100,000	4,522,731

Cincinnati Bell, Inc.	8.375% 01/15/14	610,000	530,700

Citizens Communications Co.	7.875% 01/15/27	990,000	742,500

See Accompanying Notes to Financial Statements.

6

Columbia Intermediate Bond Fund

September 30, 2008 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($) (a)	Value ($)
Communications (continued)
Telecommunication Services (continued)
Cricket Communications, Inc.	9.375% 11/01/14	1,390,000	1,292,700

Digicel Group Ltd.	8.875% 01/15/15 (b)	1,065,000	894,600

Hellas Telecommunications Luxembourg II	8.541% 01/15/15 (b)(c)	250,000	151,250

Inmarsat Finance II PLC	(e) 11/15/12
	(10.375% 11/15/08)	535,000	526,975

Intelsat Jackson Holdings Ltd.	11.250% 06/15/16	1,550,000	1,507,375

Lucent Technologies, Inc.	6.450% 03/15/29	895,000	545,950

MetroPCS Wireless, Inc.	9.250% 11/01/14	1,345,000	1,257,575

Nordic Telephone Co. Holdings ApS	8.875% 05/01/16 (b)	1,390,000	1,264,900

Orascom Telecom Finance SCA	7.875% 02/08/14 (b)	280,000	245,000

Qwest Communications International, Inc.	7.500% 02/15/14	2,275,000	1,967,875

Qwest Corp.	7.500% 10/01/14	360,000	311,400
	7.500% 06/15/23	515,000	404,275

Syniverse Technologies, Inc.	7.750% 08/15/13	290,000	268,250

Telefonica Emisiones SAU	6.221% 07/03/17	2,880,000	2,650,666
	6.421% 06/20/16	4,340,000	4,074,869

Time Warner Telecom Holdings, Inc.	9.250% 02/15/14	590,000	545,750

Verizon Communications, Inc.	6.250% 04/01/37	1,825,000	1,503,665

Virgin Media Finance PLC	8.750% 04/15/14	1,150,000	966,000

West Corp.	11.000% 10/15/16	910,000	655,200

Wind Acquisition Financial SA	PIK, 10.035% 12/21/11 (c)(f)	927,215	797,081

Windstream Corp.	8.625% 08/01/16	1,245,000	1,148,513

	Telecommunication Services Total		51,074,720

Communications Total			143,439,641

Consumer Cyclical – 2.8%
Airlines – 0.2%
Continental Airlines, Inc.	6.940% 10/15/13	766,549	714,807
	7.461% 04/01/15	4,903,233	4,265,813

	Airlines Total		4,980,620

See Accompanying Notes to Financial Statements.

7

Columbia Intermediate Bond Fund

September 30, 2008 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($) (a)		Value ($)
Consumer Cyclical (continued)
Apparel – 0.1%
Levi Strauss & Co.	9.750% 01/15/15		1,590,000	1,327,650

	Apparel Total			1,327,650

Auto Manufacturers – 0.1%
Ford Motor Co.	7.450% 07/16/31		1,270,000	546,100

General Motors Corp.	8.375% 07/15/33		1,800,000	720,000

	Auto Manufacturers Total			1,266,100

Auto Parts & Equipment – 0.1%
ArvinMeritor, Inc.	8.125% 09/15/15		530,000	408,100

Commercial Vehicle Group, Inc.	8.000% 07/01/13		435,000	361,050

Cooper-Standard Automotive, Inc.	7.000% 12/15/12		505,000	406,525

Goodyear Tire & Rubber Co.	8.625% 12/01/11		188,000	186,120
	9.000% 07/01/15		564,000	558,360

Hayes Lemmerz Finance Luxembourg SA	8.250% 06/15/15	EUR	440,000	452,185

TRW Automotive, Inc.	7.000% 03/15/14 (b)		735,000	606,375

	Auto Parts & Equipment Total			2,978,715

Entertainment – 0.1%
Six Flags, Inc.	9.625% 06/01/14		287,000	160,720

Steinway Musical Instruments, Inc.	7.000% 03/01/14 (b)		435,000	376,275

WMG Acquisition Corp.	7.375% 04/15/14		870,000	645,975

WMG Holdings Corp.	(e) 12/15/14
	(9.500% 12/15/09)		485,000	266,750

	Entertainment Total			1,449,720

Home Builders – 0.1%
D.R. Horton, Inc.	5.625% 09/15/14		1,175,000	893,000

KB Home	5.875% 01/15/15		710,000	564,450

	Home Builders Total			1,457,450

Leisure Time – 0.0%
Royal Caribbean Cruises Ltd.	7.000% 06/15/13		485,000	417,100

	Leisure Time Total			417,100

Lodging – 0.2%
Boyd Gaming Corp.	6.750% 04/15/14		425,000	304,938
	7.125% 02/01/16		250,000	173,125

Harrah’s Operating Co., Inc.	10.750% 02/01/16 (b)		1,095,000	558,450

See Accompanying Notes to Financial Statements.

8

Columbia Intermediate Bond Fund

September 30, 2008 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($) (a)	Value ($)
Consumer Cyclical (continued)
Lodging (continued)
Jacobs Entertainment, Inc.	9.750% 06/15/14	425,000	284,750

Majestic Star LLC	9.750% 01/15/11	580,000	63,800

Mashantucket Western Pequot Tribe	8.500% 11/15/15 (b)	1,485,000	965,250

MGM Mirage	7.500% 06/01/16	2,240,000	1,635,200

Pinnacle Entertainment, Inc.	7.500% 06/15/15	650,000	481,000

Seminole Indian Tribe of Florida	7.804% 10/01/20 (b)	570,000	530,003

Snoqualmie Entertainment Authority	6.875% 02/01/14 (b)(c)	90,000	64,800
	9.125% 02/01/15 (b)	710,000	512,975

Station Casinos, Inc.	6.625% 03/15/18	1,020,000	270,300

	Lodging Total		5,844,591

Retail – 1.9%
AmeriGas Partners LP	7.125% 05/20/16	475,000	425,125
	7.250% 05/20/15	595,000	541,450

AutoNation, Inc.	7.000% 04/15/14	305,000	265,350

Best Buy Co., Inc.	6.750% 07/15/13 (b)	11,390,000	11,512,465

CVS Pass-Through Trust	5.298% 01/11/27 (b)	5,644,433	4,998,664
	6.036% 12/10/28 (b)	5,692,009	5,108,862

Dollar General Corp.	PIK, 11.875% 07/15/17	665,000	615,125

Hanesbrands, Inc.	6.508% 12/15/14 (c)	450,000	373,500

Macy’s Retail Holdings, Inc.	5.350% 03/15/12	1,250,000	1,151,113

Phillips-Van Heusen Corp.	8.125% 05/01/13	640,000	638,400

Rite Aid Corp.	9.375% 12/15/15	865,000	454,125

Starbucks Corp.	6.250% 08/15/17	6,275,000	6,007,164

Wal-Mart Stores, Inc.	4.125% 02/15/11	5,245,000	5,270,910
	5.250% 09/01/35	5,880,000	4,700,090

	Retail Total		42,062,343

Textiles – 0.0%
INVISTA	9.250% 05/01/12 (b)	590,000	579,675

	Textiles Total		579,675

Consumer Cyclical Total			62,363,964

See Accompanying Notes to Financial Statements.

9

Columbia Intermediate Bond Fund

September 30, 2008 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($) (a)	Value ($)
Consumer Non-Cyclical – 3.4%
Agriculture – 0.0%
Reynolds American, Inc.	7.625% 06/01/16	385,000	382,247

	Agriculture Total		382,247

Beverages – 0.7%
Coca-Cola Enterprises, Inc.	4.375% 09/15/09	10,000,000	9,974,040

Constellation Brands, Inc.	8.125% 01/15/12	655,000	635,350

Cott Beverages, Inc.	8.000% 12/15/11	520,000	364,000

SABMiller PLC	6.200% 07/01/11 (b)	4,860,000	4,983,011

	Beverages Total		15,956,401

Biotechnology – 0.3%
Bio-Rad Laboratories, Inc.	7.500% 08/15/13	390,000	390,000

Genentech, Inc.	4.400% 07/15/10	5,200,000	5,243,321

	Biotechnology Total		5,633,321

Commercial Services – 0.2%
ACE Cash Express, Inc.	10.250% 10/01/14 (b)	280,000	201,600

ARAMARK Corp.	8.500% 02/01/15	550,000	517,000

Ashtead Holdings PLC	8.625% 08/01/15 (b)	695,000	597,700

Corrections Corp. of America	6.250% 03/15/13	440,000	411,400

GEO Group, Inc.	8.250% 07/15/13	805,000	798,962

Iron Mountain, Inc.	8.000% 06/15/20	805,000	772,800

Rental Service Corp.	9.500% 12/01/14	775,000	587,063

Service Corp. International	6.750% 04/01/16	320,000	273,600
	7.000% 06/15/17	750,000	641,250

United Rentals North America, Inc.	6.500% 02/15/12	380,000	317,300

	Commercial Services Total		5,118,675

Food – 0.9%
ConAgra Foods, Inc.	7.000% 10/01/28	9,420,000	9,096,386

Dean Foods Co.	7.000% 06/01/16	745,000	648,150

Del Monte Corp.	6.750% 02/15/15	760,000	684,000

Kraft Foods, Inc.	6.500% 08/11/17	6,380,000	6,138,855

Kroger Co.	8.000% 09/15/29	1,435,000	1,485,410

Pinnacle Foods Finance LLC	9.250% 04/01/15	1,135,000	925,025

See Accompanying Notes to Financial Statements.

10

Columbia Intermediate Bond Fund

September 30, 2008 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($) (a)	Value ($)
Consumer Non-Cyclical (continued)
Food (continued)
Reddy Ice Holdings, Inc.	(e) 11/01/12
	(10.500% 11/01/08)	340,000	261,800

Smithfield Foods, Inc.	7.750% 07/01/17	330,000	259,050

	Food Total		19,498,676

Healthcare Products – 0.1%
Biomet, Inc.	11.625% 10/15/17	1,595,000	1,602,975
	PIK, 10.375% 10/15/17	1,085,000	1,074,150

	Healthcare Products Total		2,677,125

Healthcare Services – 0.3%
Community Health Systems, Inc.	8.875% 07/15/15	1,170,000	1,111,500

DaVita, Inc.	7.250% 03/15/15	1,000,000	950,000

HCA, Inc.	9.250% 11/15/16	430,000	418,175
	PIK, 9.625% 11/15/16	3,890,000	3,695,500

U.S. Oncology Holdings, Inc.	PIK, 8.334% 03/15/12 (c)	402,915	308,230

	Healthcare Services Total		6,483,405

Household Products/Wares – 0.4%
American Greetings Corp.	7.375% 06/01/16	460,000	418,600

Clorox Co.	5.950% 10/15/17	2,220,000	2,144,829

Fortune Brands, Inc.	5.125% 01/15/11	5,705,000	5,732,082

Jostens IH Corp.	7.625% 10/01/12	475,000	435,812

	Household Products/Wares Total		8,731,323

Pharmaceuticals – 0.5%
Abbott Laboratories	5.600% 05/15/11	1,000,000	1,033,527

Elan Finance PLC	8.875% 12/01/13	880,000	739,200

Omnicare, Inc.	6.750% 12/15/13	725,000	657,937

Warner Chilcott Corp.	8.750% 02/01/15	935,000	920,975

Wyeth	5.500% 02/01/14	1,640,000	1,625,683
	5.500% 02/15/16	5,985,000	5,841,276

	Pharmaceuticals Total		10,818,598

Consumer Non-Cyclical Total			75,299,771

See Accompanying Notes to Financial Statements.

11

Columbia Intermediate Bond Fund

September 30, 2008 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($) (a)	Value ($)
Energy – 6.1%
Coal – 0.1%
Arch Western Finance LLC	6.750% 07/01/13	700,000	658,000

Massey Energy Co.	6.875% 12/15/13	1,360,000	1,230,800

	Coal Total		1,888,800

Oil & Gas – 2.3%
Canadian Natural Resources Ltd.	6.250% 03/15/38	2,835,000	2,186,437

Chesapeake Energy Corp.	6.375% 06/15/15	1,585,000	1,414,612

Cimarex Energy Co.	7.125% 05/01/17	495,000	455,400

Compton Petroleum Corp.	7.625% 12/01/13	700,000	614,250

Frontier Oil Corp.	8.500% 09/15/16	440,000	423,500

Gazprom International SA	7.201% 02/01/20 (b)	4,830,049	4,298,744
	7.201% 02/01/20	261,628	232,849

Hess Corp.	7.300% 08/15/31	4,180,000	3,825,674

KCS Energy, Inc.	7.125% 04/01/12	245,000	215,600

Newfield Exploration Co.	6.625% 04/15/16	1,075,000	956,750

Nexen, Inc.	5.875% 03/10/35	8,210,000	6,147,164

OPTI Canada, Inc.	8.250% 12/15/14	990,000	886,050

PetroHawk Energy Corp.	7.875% 06/01/15 (b)	1,360,000	1,183,200

Pioneer Natural Resources Co.	5.875% 07/15/16	965,000	831,387

Qatar Petroleum	5.579% 05/30/11 (b)	1,636,749	1,656,936

Quicksilver Resources, Inc.	7.125% 04/01/16	1,495,000	1,218,425

Range Resources Corp.	7.500% 05/15/16	685,000	654,175

Ras Laffan Liquefied Natural Gas Co., Ltd.	3.437% 09/15/09 (b)	1,782,000	1,785,297

Ras Laffan Liquefied Natural Gas Co., Ltd. II	5.298% 09/30/20 (b)	3,400,000	3,042,694

Ras Laffan Liquefied Natural Gas Co., Ltd. III	5.832% 09/30/16 (b)	2,230,000	2,158,105

Southwestern Energy Co.	7.500% 02/01/18 (b)	1,255,000	1,217,350

Talisman Energy, Inc.	5.850% 02/01/37	4,150,000	3,115,355

Tesoro Corp.	6.625% 11/01/15	940,000	766,100

United Refining Co.	10.500% 08/15/12	435,000	374,100

See Accompanying Notes to Financial Statements.

12

Columbia Intermediate Bond Fund

September 30, 2008 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($) (a)	Value ($)
Energy (continued)
Oil & Gas (continued)
Valero Energy Corp.	6.625% 06/15/37 (d)	8,045,000	6,942,272
	6.875% 04/15/12	5,425,000	5,570,634

	Oil & Gas Total		52,173,060

Oil & Gas Services – 1.3%
Halliburton Co.	5.900% 09/15/18	14,015,000	13,827,984

Seitel, Inc.	9.750% 02/15/14	320,000	260,800

Weatherford International Ltd.	5.150% 03/15/13	8,640,000	8,320,743
	7.000% 03/15/38	8,415,000	7,298,506

	Oil & Gas Services Total		29,708,033

Pipelines – 2.4%
Atlas Pipeline Partners LP	8.125% 12/15/15	790,000	726,800

El Paso Corp.	6.875% 06/15/14	600,000	553,362
	7.250% 06/01/18	1,135,000	1,055,550

Enbridge Energy Partners LP	7.500% 04/15/38	4,875,000	4,453,381

Energy Transfer Partners LP	6.000% 07/01/13	13,665,000	13,344,788

Kinder Morgan Energy Partners LP	6.950% 01/15/38	3,945,000	3,380,948

Kinder Morgan Finance Co. ULC	5.700% 01/05/16	520,000	447,200

MarkWest Energy Partners LP	8.500% 07/15/16	655,000	618,975

ONEOK Partners LP	6.850% 10/15/37	2,205,000	1,977,468

Plains All American Pipeline LP	6.500% 05/01/18 (b)	15,665,000	14,131,365
	6.650% 01/15/37	2,840,000	2,326,315

TransCanada Pipelines Ltd.	6.350% 05/15/67 (c)	11,970,000	9,469,252

	Pipelines Total		52,485,404

Energy Total			136,255,297

Financials – 18.5%
Banks – 9.1%
ANZ National International Ltd.	6.200% 07/19/13 (b)(d)	10,100,000	10,026,371

Bank of New York Mellon Corp.	4.500% 04/01/13 (d)	725,000	678,772
	5.125% 08/27/13	15,780,000	15,043,737

Barclays Bank PLC	7.375% 06/15/49 (b)(c)	7,500,000	6,747,075

Chinatrust Commercial Bank	5.625% 12/29/49 (b)(c)	2,350,000	1,843,246

Citigroup, Inc.	6.125% 05/15/18	3,880,000	3,212,655
	6.500% 08/19/13	21,810,000	19,384,030
	8.400% 04/29/49 (c)	2,215,000	1,507,662

See Accompanying Notes to Financial Statements.

13

Columbia Intermediate Bond Fund

September 30, 2008 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($) (a)	Value ($)
Financials (continued)
Banks (continued)
Credit Suisse/New York NY	6.000% 02/15/18	2,500,000	2,178,002

Deutsche Bank AG	4.875% 05/20/13 (d)	24,095,000	23,014,942

HSBC Bank USA	3.875% 09/15/09	12,810,000	12,532,651

HSBC Capital Funding LP	9.547% 12/31/49 (b)(c)	10,500,000	9,639,000

HSBC Holdings PLC	6.800% 06/01/38	5,640,000	4,775,850

JPMorgan Chase Capital XVII	5.850% 08/01/35	7,550,000	5,212,913

JPMorgan Chase Capital XX	6.550% 09/29/36	27,890,000	20,507,043

Lloyds TSB Group PLC	6.267% 12/31/49 (b)(c)	5,905,000	4,422,591

M&I Marshall & Ilsley Bank	5.300% 09/08/11	4,070,000	3,844,921

Northern Trust Co.	6.500% 08/15/18	14,950,000	15,242,646

Northern Trust Corp.	5.500% 08/15/13	10,355,000	10,362,435

Regions Financing Trust II	6.625% 05/15/47 (c)	2,480,000	1,397,844

Royal Bank of Scotland Group PLC	6.990% 10/29/49 (b)(c)	7,275,000	5,421,701

SunTrust Preferred Capital I	5.853% 12/31/49 (c)	2,000,000	1,100,000

Union Planters Corp.	4.375% 12/01/10	5,970,000	5,443,625

USB Capital IX	6.189% 04/15/42 (c)	19,905,000	9,753,450

Wachovia Capital Trust III	5.800% 03/15/42 (c)	17,510,000	7,355,493

Wachovia Corp.	5.500% 05/01/13	2,765,000	2,287,548

	Banks Total		202,936,203

Diversified Financial Services – 5.6%
American Express Centurion Bank	4.375% 07/30/09	2,990,000	2,887,939

Capital One Capital IV	6.745% 02/17/37 (c)	5,150,000	2,490,133

Capital One Financial Corp.	5.700% 09/15/11	12,840,000	11,370,385

CDX North America High Yield	8.875% 06/29/13 (b)	5,000,000	4,475,000

CIT Group Funding Co. of Canada	5.200% 06/01/15	2,910,000	1,429,069

CIT Group, Inc.	5.850% 09/15/16	700,000	339,498

Citicorp Lease Pass-Through Trust	8.040% 12/15/19 (b)	12,075,000	10,531,803

Eaton Vance Corp.	6.500% 10/02/17	8,845,000	8,668,339

FireKeepers Development Authority	13.875% 05/01/15 (b)	280,000	246,400

See Accompanying Notes to Financial Statements.

14

Columbia Intermediate Bond Fund

September 30, 2008 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($) (a)	Value ($)
Financials (continued)
Diversified Financial Services (continued)
Ford Motor Credit Co.	5.700% 01/15/10	2,000,000	1,531,672
	5.800% 01/12/09	2,650,000	2,516,106
	7.800% 06/01/12	1,010,000	627,134
	8.000% 12/15/16	390,000	246,588

Fund American Companies, Inc.	5.875% 05/15/13	4,535,000	3,363,274

GMAC LLC	6.875% 09/15/11	1,770,000	789,751
	8.000% 11/01/31 (d)	1,715,000	647,030

Goldman Sachs Capital II	5.793% 12/29/49 (c)	1,825,000	801,741

Goldman Sachs Group, Inc.	6.125% 02/15/33	1,800,000	1,298,896
	6.250% 09/01/17	8,585,000	7,187,353
	6.750% 10/01/37	10,705,000	7,146,551

International Lease Finance Corp.	4.750% 07/01/09	1,485,000	1,224,991
	4.875% 09/01/10	5,465,000	3,952,567

Lehman Brothers Holdings, Inc.	5.625% 01/24/13 (g)(k)	23,065,000	2,883,125
	6.875% 05/02/18 (g)(k)	1,685,000	210,625

Merrill Lynch & Co., Inc.	5.450% 02/05/13	15,000,000	13,512,315
	5.700% 05/02/17 (d)	9,940,000	8,136,039
	6.050% 08/15/12	1,500,000	1,406,450
	6.150% 04/25/13	5,090,000	4,703,450
	7.750% 05/14/38	5,160,000	4,336,872

Morgan Stanley	5.750% 10/18/16	5,500,000	3,410,655
	5.950% 12/28/17	6,300,000	3,946,610
	6.625% 04/01/18	9,800,000	6,485,552

Nuveen Investments, Inc.	10.500% 11/15/15 (b)	1,120,000	862,400

PF Export Receivables Master Trust	3.748% 06/01/13 (b)	1,875,413	1,895,217

	Diversified Financial Services Total		125,561,530

Insurance – 3.0%
Asurion Corp.	8.987% 07/02/15 (c)(f)	342,155	297,034
	8.989% 07/02/15 (c)(f)	467,845	403,906

Berkshire Hathaway Finance Corp.	4.850% 01/15/15	5,000,000	4,872,450

Crum & Forster Holdings Corp.	7.750% 05/01/17	555,000	482,850

Hartford Life Global Funding Trusts	2.989% 09/15/09 (c)	5,825,000	5,714,925

HUB International Holdings, Inc.	10.250% 06/15/15 (b)	250,000	197,500

ING Groep NV	5.775% 12/29/49 (c)	5,515,000	4,406,926

Liberty Mutual Group, Inc.	7.500% 08/15/36 (b)	6,805,000	5,370,608
	10.750% 06/15/58 (b)(c)	11,225,000	8,082,000

See Accompanying Notes to Financial Statements.

15

Columbia Intermediate Bond Fund

September 30, 2008 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($) (a)	Value ($)
Financials (continued)
Insurance (continued)
Metropolitan Life Global Funding I	5.125% 04/10/13 (b)	8,255,000	8,019,534

New York Life Global Funding	4.650% 05/09/13 (b)	21,305,000	21,291,471

Principal Life Income Funding Trusts	5.300% 04/24/13	4,690,000	4,675,274

Prudential Financial, Inc.	4.750% 06/13/15	3,210,000	2,857,009

USI Holdings Corp.	9.750% 05/15/15 (b)	280,000	212,800

	Insurance Total		66,884,287

Real Estate Investment Trusts (REITs) – 0.7%
Health Care Property Investors, Inc.	5.625% 05/01/17	3,765,000	2,962,230
	7.072% 06/08/15	2,530,000	2,270,442

Highwoods Properties, Inc.	5.850% 03/15/17	2,005,000	1,608,317

Hospitality Properties Trust	5.625% 03/15/17	6,740,000	4,965,810

Host Marriott LP	6.750% 06/01/16	830,000	678,525

Liberty Property LP	5.500% 12/15/16	5,075,000	4,222,390

	Real Estate Investment Trusts (REITs) Total		16,707,714

Savings & Loans – 0.1%
Washington Mutual Bank	5.125% 01/15/15	20,444,000	25,555

Washington Mutual Preferred Funding Delaware	6.534% 03/29/49 (b)(c)	2,725,000	3,406

World Savings Bank	4.500% 06/15/09	1,485,000	1,461,944

	Savings & Loans Total		1,490,905

Financials Total			413,580,639

Industrials – 3.5%
Aerospace & Defense – 0.3%
BE Aerospace, Inc.	8.500% 07/01/18	680,000	659,600

DRS Technologies, Inc.	6.625% 02/01/16	360,000	363,600
	6.875% 11/01/13	720,000	712,800

L-3 Communications Corp.	5.875% 01/15/15	150,000	135,750
	6.375% 10/15/15	825,000	759,000

Raytheon Co.	5.500% 11/15/12	800,000	815,412
	7.200% 08/15/27	1,730,000	1,748,312

Sequa Corp.	11.750% 12/01/15 (b)	920,000	772,800

Systems 2001 Asset Trust	6.664% 09/15/13 (b)	1,591,284	1,605,797

	Aerospace & Defense Total		7,573,071

See Accompanying Notes to Financial Statements.

16

Columbia Intermediate Bond Fund

September 30, 2008 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($) (a)	Value ($)
Industrials (continued)
Air Transportation – 0.1%
Air 2 US	8.027% 10/01/19 (b)	2,539,633	2,031,707

	Air Transportation Total		2,031,707

Electrical Components & Equipment – 0.1%
Belden, Inc.	7.000% 03/15/17	1,055,000	938,950

General Cable Corp.	5.166% 04/01/15 (c)	220,000	184,800
	7.125% 04/01/17	420,000	378,000

	Electrical Components & Equipment Total		1,501,750

Electronics – 0.0%
Flextronics International Ltd.	6.250% 11/15/14	500,000	422,500

	Electronics Total		422,500

Engineering & Construction – 0.0%
Esco Corp.	8.625% 12/15/13 (b)	235,000	230,300

	Engineering & Construction Total		230,300

Environmental Control – 0.1%
Aleris International, Inc.	10.000% 12/15/16	535,000	331,700
	PIK, 9.000% 12/15/14	315,000	192,150

Allied Waste North America, Inc.	7.125% 05/15/16	990,000	923,175
	7.875% 04/15/13	430,000	426,775

	Environmental Control Total		1,873,800

Hand/Machine Tools – 0.0%
Baldor Electric Co.	8.625% 02/15/17	315,000	300,825

	Hand/Machine Tools Total		300,825

Machinery – 1.0%
Caterpillar Financial Services Corp.	4.250% 02/08/13	8,735,000	8,165,408
	5.450% 04/15/18	10,900,000	9,751,554
	6.200% 09/30/13	835,000	834,977

John Deere Capital Corp.	4.950% 12/17/12	3,285,000	3,195,786

	Machinery Total		21,947,725

Machinery-Construction & Mining – 0.0%
Terex Corp.	8.000% 11/15/17	1,045,000	950,950

	Machinery-Construction & Mining Total		950,950

Machinery-Diversified – 0.0%
Columbus McKinnon Corp.	8.875% 11/01/13	370,000	381,100

Manitowoc Co., Inc.	7.125% 11/01/13	760,000	706,800

	Machinery-Diversified Total		1,087,900

Miscellaneous Manufacturing – 0.1%
American Railcar Industries, Inc.	7.500% 03/01/14	370,000	327,450

See Accompanying Notes to Financial Statements.

17

Columbia Intermediate Bond Fund

September 30, 2008 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($) (a)	Value ($)
Industrials (continued)
Miscellaneous Manufacturing (continued)
Bombardier, Inc.	6.300% 05/01/14 (b)	745,000	692,850

Koppers Holdings, Inc.	(e) 11/15/14
	(9.875% 11/15/09)	375,000	335,625

TriMas Corp.	9.875% 06/15/12	650,000	550,875

Trinity Industries, Inc.	6.500% 03/15/14	575,000	541,937

	Miscellaneous Manufacturing Total		2,448,737

Packaging & Containers – 0.2%
Berry Plastics Holding Corp.	10.250% 03/01/16	655,000	432,300

Crown Americas LLC & Crown Americas Capital Corp.	7.750% 11/15/15	1,195,000	1,165,125

Jefferson Smurfit Corp.	8.250% 10/01/12	1,035,000	864,225

Owens-Brockway Glass Container, Inc.	6.750% 12/01/14	825,000	783,750
	8.250% 05/15/13	200,000	199,000

Solo Cup Co.	8.500% 02/15/14	1,045,000	836,000

	Packaging & Containers Total		4,280,400

Transportation – 1.6%
BNSF Funding Trust I	6.613% 12/15/55 (c)	4,401,000	3,603,759

Bristow Group, Inc.	7.500% 09/15/17	490,000	436,100

Burlington Northern Santa Fe Corp.	6.200% 08/15/36	1,440,000	1,322,460
	7.125% 12/15/10	3,900,000	4,090,063
	7.950% 08/15/30	2,375,000	2,591,579

Navios Maritime Holdings, Inc.	9.500% 12/15/14	950,000	874,000

Norfolk Southern Corp.	6.200% 04/15/09	10,000,000	10,055,140

PHI, Inc.	7.125% 04/15/13	420,000	371,700

QDI LLC	9.000% 11/15/10	275,000	115,500

Ship Finance International Ltd.	8.500% 12/15/13	620,000	601,400

Stena AB	7.500% 11/01/13	615,000	598,087

TFM SA de CV	9.375% 05/01/12	825,000	841,500

Union Pacific Corp.	5.700% 08/15/18	4,875,000	4,540,014
	6.650% 01/15/11	4,595,000	4,734,329

	Transportation Total		34,775,631

Industrials Total			79,425,296

See Accompanying Notes to Financial Statements.

18

Columbia Intermediate Bond Fund

September 30, 2008 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($) (a)	Value ($)
Technology – 1.9%
Computers – 0.1%
Sungard Data Systems, Inc.	9.125% 08/15/13	1,800,000	1,620,000

	Computers Total		1,620,000
Semiconductors – 0.1%
Amkor Technology, Inc.	9.250% 06/01/16	600,000	504,000

Freescale Semiconductor, Inc.	PIK, 9.125% 12/15/14	2,235,000	1,408,050

	Semiconductors Total		1,912,050

Software – 1.7%
Oracle Corp.	4.950% 04/15/13	6,000,000	5,980,632
	5.000% 01/15/11	7,210,000	7,381,374
	6.500% 04/15/38	27,425,000	24,933,165

	Software Total		38,295,171

Technology Total			41,827,221

Utilities – 5.1%
Electric – 4.6%
AES Corp.	7.750% 03/01/14	950,000	883,500
	8.000% 10/15/17	480,000	433,200

American Electric Power Co., Inc.	5.250% 06/01/15	7,973,000	7,308,977

CMS Energy Corp.	6.875% 12/15/15	480,000	439,150

Commonwealth Edison Co.	5.900% 03/15/36	4,565,000	3,720,840
	5.950% 08/15/16	9,895,000	9,344,937
	6.150% 09/15/17	1,000,000	945,710
	6.950% 07/15/18	6,020,000	5,734,050

Consolidated Edison Co. of New York, Inc.	6.750% 04/01/38	21,715,000	20,531,315

Duke Energy Carolinas LLC	4.200% 10/01/08	8,350,000	8,350,000

Edison Mission Energy	7.000% 05/15/17	885,000	796,500

Energy Future Holdings Corp.	10.875% 11/01/17 (b)	870,000	785,175

Exelon Generation Co. LLC	6.200% 10/01/17	2,120,000	1,863,098

FPL Energy American Wind LLC	6.639% 06/20/23 (b)	3,176,534	3,055,699

FPL Energy National Wind LLC	5.608% 03/10/24 (b)	646,568	612,274

Intergen NV	9.000% 06/30/17 (b)	1,830,000	1,830,000

MidAmerican Energy Holdings Co.	5.875% 10/01/12	5,500,000	5,451,710

NRG Energy, Inc.	7.375% 02/01/16	845,000	760,500
	7.375% 01/15/17	835,000	759,850

See Accompanying Notes to Financial Statements.

19

Columbia Intermediate Bond Fund

September 30, 2008 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($) (a)	Value ($)
Utilities (continued)
Electric (continued)
NSG Holdings LLC/NSG Holdings, Inc.	7.750% 12/15/25 (b)	525,000	498,750

Oglethorpe Power Corp.	6.974% 06/30/11	844,000	901,940

Oncor Electric Delivery Co.	5.950% 09/01/13 (b)	6,535,000	6,042,392

Pepco Holdings, Inc.	3.435% 06/01/10 (c)	5,000,000	4,930,155

Progress Energy, Inc.	7.100% 03/01/11	5,196,000	5,338,994

Reliant Energy, Inc.	7.875% 06/15/17	620,000	458,800

Southern California Edison Co.	5.000% 01/15/16	4,500,000	4,268,970

Southern Power Co.	6.375% 11/15/36	1,385,000	1,189,308

Tenaska Alabama II Partners LP	6.125% 03/30/23 (b)	3,014,729	2,873,941

Texas Competitive Electric Holdings Co.	PIK, 10.500% 11/01/16 (b)	2,790,000	2,364,525

	Electric Total		102,474,260

Gas – 0.4%
Atmos Energy Corp.	6.350% 06/15/17	4,065,000	3,825,161

Nakilat, Inc.	6.067% 12/31/33 (b)	3,300,000	2,939,640

Southern California Gas Co.	2.980% 12/01/09 (c)	3,390,000	3,370,426

	Gas Total		10,135,227

Independent Power Producers – 0.1%
Dynegy Holdings, Inc.	7.125% 05/15/18	1,290,000	973,950

Mirant Americas Generation LLC	8.500% 10/01/21	1,370,000	1,061,750

	Independent Power Producers Total		2,035,700

Utilities Total			114,645,187
	Total Corporate Fixed-Income Bonds & Notes (Cost of $1,262,099,922)		1,094,349,706

Mortgage-Backed Securities – 27.3%
Federal Home Loan Mortgage Corp.	5.000% 08/01/35	37,586,068	36,671,332
	6.000% 11/01/37	13,766,597	13,948,978
	6.057% 04/01/37 (c)	28,652,725	29,192,439
	6.180% 10/01/37 (c)	17,087,961	17,420,885
	12.000% 07/01/20	89,355	96,474
	TBA, 6.500% 10/01/38 (h)	40,000,000	41,012,480
Federal National Mortgage Association	4.837% 09/01/35 (c)	8,761,437	8,810,446
	5.000% 02/01/36	72,984,202	71,230,785

See Accompanying Notes to Financial Statements.

20

Columbia Intermediate Bond Fund

September 30, 2008 (Unaudited)

Mortgage-Backed Securities (continued)

		Par ($) (a)	Value ($)

Federal National Mortgage Association (continued)	5.000% 05/01/36	28,542,973	27,857,238
	5.000% 04/01/38	87,425,911	85,252,317
	5.500% 02/01/37	3,834,445	3,827,094
	5.500% 05/01/38	44,565,715	44,480,280
	5.500% 06/01/38 (h)	25,406,592	25,355,346
	5.997% 07/01/36 (c)	7,218,756	7,396,570
	6.000% 04/01/09	74,176	74,822
	6.000% 01/01/14	256,137	262,183
	6.000% 01/01/24	117,761	120,135
	6.000% 03/01/24	133,726	136,519
	6.000% 03/01/38 (h)	26,967,505	27,341,628
	6.007% 10/01/37 (c)	15,634,011	15,737,623
	6.117% 09/01/37 (c)	8,430,306	8,578,551
	6.500% 10/01/28	658,643	682,188
	6.500% 12/01/31	723,126	747,846
	6.500% 08/01/36	16,124,199	16,551,963
	TBA: 5.000% 10/01/38 (h)	42,250,000	41,167,344
	5.500% 10/01/38 (h)	79,500,000	79,276,446
	6.500% 10/01/38 (h)	8,100,000	8,305,027

Government National Mortgage Association	5.625% 07/20/25 (c)	62,269	63,039
	9.000% 06/15/16	2,291	2,505
	9.000% 08/15/16	2,388	2,611
	9.000% 10/15/16	4,093	4,474

	Total Mortgage-Backed Securities (Cost of $609,393,817)		611,607,568

Asset-Backed Securities – 14.2%
Bay View Auto Trust	5.310% 06/25/14	3,500,000	3,241,566

Capital Auto Receivables Asset Trust	5.310% 06/15/12	9,000,000	7,678,886
	5.500% 04/20/10 (b)	4,400,000	4,280,764

Capital One Auto Finance Trust	2.538% 12/15/11 (c)	24,939,001	24,508,768

Capital One Master Trust	2.688% 11/15/11 (c)	44,000,000	43,934,722

Carmax Auto Owner Trust	4.730% 09/17/12	2,900,000	2,407,700

Chase Credit Card Master Trust	2.598% 02/15/11 (c)	15,000,000	14,988,899

Cigna CBO Ltd.	6.460% 11/15/08 (b)(c)	1,167,834	1,159,309

Citibank Credit Card Issuance Trust	5.650% 09/20/19	8,000,000	7,375,368

Citicorp Residential Mortgage Securities, Inc.	5.892% 03/25/37 (c)	11,000,000	8,449,078
	6.080% 06/25/37 (c)	11,000,000	9,977,904

See Accompanying Notes to Financial Statements.

21

Columbia Intermediate Bond Fund

September 30, 2008 (Unaudited)

Asset-Backed Securities (continued)

		Par ($) (a)	Value ($)

Citigroup Mortgage Loan Trust, Inc.	5.517% 08/25/35 (c)	3,775,000	1,461,475
	5.598% 03/25/36 (c)	2,850,000	2,483,178
	5.666% 08/25/35 (c)	2,330,000	339,264

Countrywide Asset-Backed Certificates	3.317% 06/25/21 (c)	1,916,140	1,533,852
	5.813% 05/25/37 (c)	8,377,378	4,268,848

Discover Card Master Trust	5.100% 10/15/13	12,000,000	11,720,632

Discover Card Master Trust I	2.508% 05/15/11 (c)	40,000,000	39,938,380

Ford Credit Auto Owner Trust	2.818% 06/15/10 (c)	4,945,643	4,914,518
	5.160% 04/15/13	5,000,000	4,781,918
	5.680% 06/15/12	5,422,000	4,446,881
	5.690% 11/15/12	6,000,000	5,163,812

Franklin Auto Trust	5.360% 05/20/16	4,720,000	4,571,588

GE Capital Credit Card Master Note Trust	4.130% 06/15/13	12,400,000	11,838,700

GE Equipment Small Ticket LLC	4.620% 12/22/14 (b)	1,236,606	1,224,400
	5.120% 06/22/15 (b)	2,840,482	2,784,137

Green Tree Financial Corp.	6.870% 01/15/29	1,391,279	1,348,158

Harley-Davidson Motorcycle Trust	5.540% 04/15/15	4,600,000	3,059,851

HFC Home Equity Loan Asset Backed Certificates	3.271% 11/20/36 (c)	9,472,210	9,102,065

Honda Auto Receivables Owner Trust	4.470% 01/18/12	10,375,000	10,111,502

JPMorgan Auto Receivables Trust	5.610% 12/15/14 (b)	3,532,305	3,464,225

JPMorgan Mortgage Acquisition Corp.	3.317% 06/25/37 (c)	10,200,000	7,204,163

Origen Manufactured Housing	3.790% 12/15/17	516,208	509,556

Pinnacle Capital Asset Trust	5.770% 05/25/10 (b)	3,030,588	3,022,657

Renaissance Home Equity Loan Trust	3.277% 01/25/37 (c)	3,404,377	3,312,941
	5.355% 11/25/35 (c)	4,750,000	2,694,401

Santander Drive Auto Receivables Trust	3.038% 06/15/11 (c)	3,697,801	3,647,573

Small Business Administration Participation Certificates	4.570% 06/01/25	3,517,280	3,348,967
	5.390% 12/01/25	902,758	902,245
	5.570% 03/01/26	3,361,015	3,381,680
	5.780% 08/01/27	5,677,394	5,670,311

See Accompanying Notes to Financial Statements.

22

Columbia Intermediate Bond Fund

September 30, 2008 (Unaudited)

Asset-Backed Securities (continued)

		Par ($) (a)	Value ($)

USAA Auto Owner Trust	4.280% 10/15/12	18,025,000	17,622,541

Wachovia Auto Loan Owner Trust	5.650% 02/20/13	8,000,000	7,467,232

WFS Financial Owner Trust	4.760% 05/17/13	4,000,000	3,026,669

	Total Asset-Backed Securities (Cost of $347,085,194)		318,371,284

Commercial Mortgage-Backed Securities – 7.8%
Bear Stearns Commercial Mortgage Securities	5.422% 09/11/42	9,360,856	8,888,175
	5.835% 09/11/42 (c)	5,122,000	3,949,900
	4.750% 02/13/46 (c)	12,000,000	10,863,241

Diversified REIT Trust	6.780% 03/18/11 (b)(c)	5,000,000	5,021,250

First Union National Bank Commercial Mortgage Trust	5.585% 02/12/34	2,159,593	2,148,165
	6.141% 02/12/34	8,000,000	7,939,462

GE Capital Commercial Mortgage Corp.	5.189% 07/10/39 (c)	14,000,000	13,006,560

GS Mortgage Securities Corp. II	6.526% 08/15/18 (b)	9,115,000	9,141,022

JPMorgan Chase Commercial Mortgage Securities Corp.	5.814% 06/12/43 (c)	10,000,000	8,976,985
	5.336% 05/15/47	15,000,000	12,909,156

LB-UBS Commercial Mortgage Trust	6.510% 12/15/26	4,868,456	4,899,598
	4.853% 09/15/31	5,270,000	4,962,915

Morgan Stanley Capital I	5.328% 11/12/41	19,175,000	16,694,133
	5.378% 11/14/42 (c)	5,555,000	5,119,377

Morgan Stanley Dean Witter Capital I	5.980% 01/15/39	8,915,000	8,756,579

Structured Asset Securities Corp.	I.O., 2.148% 02/25/28 (c)	3,445,579	170

Wachovia Bank Commercial Mortgage Trust	3.989% 06/15/35	11,930,000	10,736,060
	5.466% 01/15/45 (c)	10,000,000	8,140,086
	5.927% 05/15/43 (c)	25,190,000	22,553,477
	6.100% 02/15/51 (c)	13,000,000	10,189,126

	Total Commercial Mortgage-Backed Securities (Cost of $192,578,733)		174,895,437

Collateralized Mortgage Obligations – 3.4%
Agency – 1.1%
Federal Home Loan Mortgage Corp.	4.000% 03/15/19	7,075,000	6,469,599
	5.000% 03/15/28	15,000,000	15,168,285

See Accompanying Notes to Financial Statements.

23

Columbia Intermediate Bond Fund

September 30, 2008 (Unaudited)

Collateralized Mortgage Obligations (continued)

		Par ($) (a)	Value ($)
Agency (continued)
Federal National Mortgage Association	9.250% 03/25/18	84,793	91,640

Government National Mortgage Association	4.954% 05/16/31	4,300,000	4,176,524
Agency Total			25,906,048

Non-Agency – 2.3%
American Home Mortgage Investment Trust	3.317% 06/25/36 (c)	3,332,512	3,256,501

American Mortgage Trust	8.445% 09/27/22	9,922	6,013

Countrywide Alternative Loan Trust	5.500% 09/25/35	6,425,322	1,500,610

GSMPS Mortgage Loan Trust	7.750% 09/19/27 (b)(c)	727,035	712,879

JPMorgan Mortgage Trust	4.980% 10/25/35 (c)	5,423,000	4,825,456
	5.402% 11/25/35 (c)	8,109,174	7,077,365
	5.735% 05/25/36 (c)	9,545,263	7,804,983

Nomura Asset Acceptance Corp.	3.307% 08/25/36 (c)	5,283,899	5,107,386
	5.515% 01/25/36 (c)	8,060,000	6,540,906
	6.138% 03/25/47	9,500,000	6,132,712

Wells Fargo Mortgage Backed Securities Trust	6.302% 10/25/37 (c)	8,933,592	7,804,095
Non-Agency Total			50,768,906
	Total Collateralized Mortgage Obligations (Cost of $91,062,235)		76,674,954

Government & Agency Obligations – 2.9%
U.S. Government Agencies – 0.5%
Federal Home Loan Mortgage Corp.	4.875% 06/13/18 (i)	11,300,000	11,452,731
U.S. Government Agencies Total			11,452,731

U.S. Government Obligation – 2.4%
U.S. Treasury Bonds	4.000% 08/15/18	1,485,000	1,506,115
	4.375% 02/15/38 (i)(j)	21,865,000	22,143,429
	6.250% 08/15/23 (i)	940,000	1,128,661

U.S. Treasury Inflation Indexed Bonds	0.625% 04/15/13 (i)	26,012,500	24,549,297

U.S. Treasury Notes	3.125% 08/31/13	4,080,000	4,111,236
U.S. Government Obligation Total			53,438,738
	Total Government & Agency Obligations (Cost of $65,070,470)		64,891,469

See Accompanying Notes to Financial Statements.

24

Columbia Intermediate Bond Fund

September 30, 2008 (Unaudited)

Municipal Bonds – 0.6%

		Par ($) (a)	Value ($)
California – 0.3%
CA Los Angeles California Community College District	Series 2008 F-1, 5.000% 08/01/33	6,200,000	5,774,432
California Total			5,774,432

New York – 0.3%
NY Triborough Bridge & Tunnel Authority	Series 2008 C, 5.000% 11/15/38	7,500,000	6,909,375
New York Total			6,909,375

Virginia – 0.0%
VA Tobacco Settlement Financing Corp.	Series 2007 A1, 6.706% 06/01/46	545,000	422,075
Virginia Total			422,075
	Total Municipal Bonds (Cost of $14,111,318)		13,105,882

Common Stocks – 0.0%		Shares
Industrials – 0.0%
Airlines – 0.0%	UAL Corp.	1,493	13,123

	Airlines Total		13,123

Industrials Total			13,123
	Total Common Stocks (Cost of $53,240)		13,123

Securities Lending Collateral – 2.5%
	State Street Navigator Securities Lending Prime Portfolio (l) (7 day yield of 2.719%)	55,567,661	55,567,661

	Total Securities Lending Collateral (Cost of $55,567,661)		55,567,661

Short-Term Obligation – 0.7%		Par ($) (a)
	Repurchase agreement with Fixed Income Clearing Corp., dated 09/30/08, due 10/01/08, at 1.400%, collateralized by a U.S. Government Agency Obligation maturing 03/16/16, market value $15,797,606 (repurchase proceeds $15,484,602)	15,484,000	15,484,000

	Total Short-Term Obligation (Cost of $15,484,000)		15,484,000

	Total Investments – 108.3% (Cost of $2,652,506,590) (m)		2,424,961,084

	Obligation to Return Collateral for Securities Loaned – (2.5)%		(55,567,661)

	Other Assets & Liabilities, Net – (5.8)%		(130,106,191)

	Net Assets – 100.0%		2,239,287,232

See Accompanying Notes to Financial Statements.

25

Columbia Intermediate Bond Fund

September 30, 2008 (Unaudited)

Notes to Investment Portfolio:

(a)	Principal amount is stated in United States dollars unless otherwise noted.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2008, these securities, which are not illiquid except for those in the following table, amounted to $225,335,772 which represents 10.1% of net assets.

Security	Acquisition Date	Par/Units	Cost	Value
ACE Cash Express, Inc. 10.250% 10/01/14	11/02/06	$280,000	$286,751	$201,600
Cigna CBO Ltd., 6.460% 11/15/08	11/15/04	1,167,834	1,182,249	1,159,309
Local TV Finance LLC, 9.250% 06/15/15	05/07/07	600,000	542,019	390,000
Orascom Telecom Finance SCA 7.875% 02/08/14	02/01/07	280,000	280,000	245,000
Ras Laffan Liquefied Natural Gas Co., Ltd. II, 5.298% 09/30/20	01/07/08	3,400,000	3,247,748	3,042,694
Seminole Indian Tribe of Florida 7.804% 10/01/20	09/26/07	570,000	578,930	530,003
Systems 2001 Asset Trust, 6.664% 09/15/13	10/17/02	1,591,284	1,591,284	1,605,797

				$7,174,403

(c)	The interest rate shown on floating rate or variable rate securities reflects the rate at September 30, 2008.

(d)	A portion of this security is pledged as collateral for credit default swaps. At September 30, 2008, the total market value of securities pledged amounted to $40,833,862.

(e)	Step bond. This security is currently not paying coupon. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing at this rate.

(f)	Loan participation agreement.

(g)	The issuer has filed for bankruptcy protection under Chapter 11 and is in default of certain debt covenants. Income is not being accrued. At September 30, 2008, the value of these securities amounted to $3,093,750, which represents 0.14% of net assets.

(h)	Security purchased on a delayed delivery basis.

(i)	All or a portion of this security was on loan at September 30, 2008. The total market value of securities on loan at September 30, 2008 is $53,500,626.

(j)	A portion of this security with a market value of $4,253,483 is pledged as collateral for open futures contracts.

(k)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(l)	Investment made with cash collateral received from securities lending activity.

(m)	Cost for federal income tax purposes is $2,653,812,023.

At September 30, 2008, the Fund has entered into the following credit default swap contracts:

Swap Counterparty	Referenced Obligation	Buy/Sale Protection	Receive/(Pay) Fixed Rate	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Morgan Stanley	Ford Motor Co., 7.450% 07/16/31	Sell	3.000%	06/20/09	$750,000	$(89,475)
Barclays	SLM Corp. 5.125% 08/27/12	Sell	4.750%	03/20/09	5,900,000	(383,438)
JPMorgan Chase	Macy’s, Inc. 7.450% 07/15/17	Buy	(2.750%)	06/20/13	9,670,000	(270,359)
Barclays	Macy’s Inc. 7.450% 07/15/17	Buy	(2.700%)	06/20/13	9,670,000	(249,418)
Morgan Stanley	The Home Depot, Inc. 5.875%, 12/16/36	Buy	(1.700%)	09/20/18	21,100,000	(95,210)
Barclays	Wells Fargo & Co., 7.700%, 10/28/15	Buy	(2.500%)	12/20/13	40,000,000	(1,837,768)
Morgan Stanley	Limited Brands, Inc. 6.125% 12/01/12	Buy	(2.850%)	09/20/13	17,500,000	(19,918)
Barclays	Limited Brands, Inc., 6.125%, 12/01/12	Buy	(3.650%)	12/20/13	17,500,000	(479,438)
Merrill Lynch	CIT Group, Inc. 7.750% 04/02/12	Sell	2.550%	12/20/08	10,000,000	(430,765)
Royal Bank of Scotland	Toll Brothers, Inc. 6.875% 11/15/12	Sell	2.300%	12/20/08	10,000,000	10,610

						$(3,845,179)

See Accompanying Notes to Financial Statements.

26

Columbia Intermediate Bond Fund

September 30, 2008 (Unaudited)

At September 30, 2008, the Fund had entered into the following forward foreign currency exchange contract:

Forward Currency Contract to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation
EUR	$688,850	$716,847	10/29/08	$27,997

At September 30, 2008, the Fund held the following open long futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
5-Year U.S. Treasury Notes	429	$48,148,547	$48,032,355	Dec-2008	$116,192

At September 30, 2008, the Fund held the following open short futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
10-Year U.S. Treasury Notes	831	$95,253,375	$95,680,956	Dec-2008	$427,581
U.S. Treasury Bonds	539	63,155,641	63,380,936	Dec-2008	225,295

					$652,876

At September 30, 2008, the Fund held investments in the following sectors:

Asset Allocation	% of Net Assets
Corporate Fixed-Income Bond & Notes	48.9
Mortgage-Backed Securities	27.3
Asset-Backed Securities	14.2
Commercial Mortgage-Backed Securities	7.8
Collateralized Mortgage Obligations	3.4
Government & Agency Obligations	2.9
Municipal Bonds	0.6
Common Stocks	0.0 *

105.1
Securities Lending Collateral	2.5
Short-Term Obligation	0.7
Obligation to Return Collateral for Securities Loaned	(2.5)
Other Assets & Liabilities, Net	(5.8)

100.0

* Represents less than 0.1%

Acronym	Name
EUR	Euro
I.O.	Interest Only
PIK	Payment-In-Kind
TBA	To Be Announced

See Accompanying Notes to Financial Statements.

27

Statement of Assets and Liabilities – Columbia Intermediate Bond Fund

September 30, 2008 (Unaudited)

		($)
Assets	Investments, at cost	2,652,506,590

	Investments, at value (includes securities on loan of $53,500,626)	2,424,961,084
	Cash	3,091,574
	Cash collateral for swap contracts	4,136,725
	Unrealized appreciation on forward foreign currency exchange contracts	27,997
	Unrealized appreciation on credit default swap contracts	10,610
	Receivable for:
	Investments sold	11,539,234
	Investments sold on a delayed delivery basis	49,162,365
	Fund shares sold	2,177,793
	Interest	27,129,847
	Securities lending	73,170
	Futures variation margin	2,999,536
	Trustees’ deferred compensation plan	73,837
	Other assets	870,755

	Total Assets	2,526,254,527

Liabilities	Collateral on securities loaned	55,567,661
	Unrealized depreciation on credit default swap contracts	3,855,789
	Payable for:
	Investments purchased	11,150,312
	Investments purchased on a delayed delivery basis	195,534,512
	Fund shares repurchased	13,264,529
	Futures variation margin	546,305
	Distributions	5,191,754
	Investment advisory fee	619,768
	Administration fee	290,867
	Transfer agent fee	529,530
	Pricing and bookkeeping fees	15,259
	Trustees’ fees	19,184
	Custody fee	3,602
	Distribution and service fees	105,620
	Chief compliance officer expenses	313
	Trustees’ deferred compensation plan	73,837
	Deferred dollar roll fee income	110,203
	Other liabilities	88,250

	Total Liabilities	286,967,295

	Net Assets	2,239,287,232

Net Assets Consist of	Paid-in capital	2,500,048,691
	Undistributed net investment income	681,557
	Accumulated net realized loss	(30,847,666)
	Net unrealized appreciation (depreciation) on:
	Investments	(227,545,506)
	Foreign currency translations	26,267
	Swap contracts	(3,845,179)
	Futures contracts	769,068

	Net Assets	2,239,287,232

See Accompanying Notes to Financial Statements.

28

Statement of Assets and Liabilities (continued) – Columbia Intermediate Bond Fund

September 30, 2008 (Unaudited)

Class A	Net assets	$180,622,257
	Shares outstanding	22,624,559
	Net asset value per share	$7.98	(a)
	Maximum sales charge	3.25%
	Maximum offering price per share ($7.98/0.9675)	$8.25	(b)

Class B
	Net assets	$46,012,085
	Shares outstanding	5,763,417
	Net asset value and offering price per share	$7.98	(a)

Class C
	Net assets	$33,112,416
	Shares outstanding	4,147,633
	Net asset value and offering price per share	$7.98	(a)

Class R
	Net assets	$1,633,126
	Shares outstanding	204,563
	Net asset value, offering and redemption price per share	$7.98

Class Z
	Net assets	$1,977,907,348
	Shares outstanding	247,748,989
	Net asset value, offering and redemption price per share	$7.98

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

29

Statement of Operations – Columbia Intermediate Bond Fund

For the Six Months Ended September 30, 2008 (Unaudited)

		($)
Investment Income	Interest	69,982,444
	Dollar roll fee income	3,226,993
	Securities lending	753,779

	Total Investment Income	73,963,216

Expenses	Investment advisory fee	3,928,995
	Administration fee	1,863,675
	Distribution fee:
	Class A	99,402
	Class B	195,623
	Class C	134,750
	Class R	4,144
	Service fee:
	Class A	248,750
	Class B	65,208
	Class C	44,957
	Transfer agent fee	1,401,110
	Pricing and bookkeeping fees	94,566
	Trustees’ fees	55,957
	Custody fee	58,890
	Chief compliance officer expenses	725
	Other expenses	290,841

	Expenses before interest expense	8,487,593
	Interest expense	5,957

	Total Expenses	8,493,550

	Fees waived by Distributor:
	Class A	(99,402)
	Class C	(26,853)
	Expense reductions	(9,171)

	Net Expenses	8,358,124

	Net Investment Income	65,605,092

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Futures Contracts and Swap Contracts	Net realized gain (loss) on:
	Investments	(42,429,302)
	Foreign currency transactions	3,184,955
	Futures contracts	8,856,205
	Swap contracts	5,836,480

	Net realized loss	(24,551,662)

	Net change in unrealized appreciation (depreciation) on:
	Investments	(178,281,523)
	Foreign currency translations	(102,933)
	Futures contracts	4,839,355
	Swap contracts	(2,866,326)

	Net change in unrealized depreciation	(176,411,427)

	Net Loss	(200,963,089)

	Net Decrease Resulting from Operations	(135,357,997)

See Accompanying Notes to Financial Statements.

30

Statement of Changes in Net Assets – Columbia Intermediate Bond Fund

Increase (Decrease) in Net Assets:		(Unaudited) Six Months Ended September 30, 2008 ($)	Year Ended March 31, 2008 ($)
Operations	Net investment income	65,605,092	122,461,555
	Net realized gain (loss) on investments, foreign currency transactions, futures contracts and swap contracts	(24,551,662)	23,752,665
	Net change in unrealized depreciation on investments, foreign currency translations, futures contracts and swap contracts	(176,411,427)	(58,480,497)

	Net Increase (Decrease) Resulting from Operations	(135,357,997)	87,733,723

Distributions to Shareholder:	From net investment income:
	Class A	(5,080,752)	(10,248,129)
	Class B	(1,137,421)	(2,477,719)
	Class C	(811,160)	(1,551,311)
	Class R	(40,323)	(38,402)
	Class Z	(58,816,862)	(109,228,776)
	From net realized gains:
	Class A	(428,610)	—
	Class B	(112,718)	—
	Class C	(77,526)	—
	Class R	(3,556)	—
	Class Z	(4,770,652)	—

	Total Distributions to Shareholders	(71,279,580)	(123,544,337)

	Net Capital Share Transactions	(116,010,746)	397,683,596

	Total Increase (Decrease) in Net Assets	(322,648,323)	361,872,982

Net Assets	Beginning of period	2,561,935,555	2,200,062,573
	End of period	2,239,287,232	2,561,935,555
	Undistributed net investment income at end of period	681,557	962,983

See Accompanying Notes to Financial Statements.

31

Statement of Changes in Net Assets (continued) – Columbia Intermediate Bond Fund

	(Unaudited) Six Months Ended September 30, 2008		Year Ended March 31, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Class A:
Subscriptions	2,654,943	22,582,483	8,143,527	71,253,112
Distributions reinvested	612,548	5,173,993	1,074,959	9,416,750
Redemptions	(4,444,454)	(37,826,218)	(8,730,434)	(76,416,628)

Net Increase (Decrease)	(1,176,963)	(10,069,742)	488,052	4,253,234

Class B:
Subscriptions	273,833	2,315,938	892,657	7,824,124
Distributions reinvested	113,366	957,839	213,564	1,870,860
Redemptions	(1,066,155)	(9,069,804)	(1,858,381)	(16,263,983)

Net Decrease	(678,956)	(5,796,027)	(752,160)	(6,568,999)

Class C
Subscriptions	441,147	3,754,682	1,592,648	13,951,796
Distributions reinvested	72,644	613,476	120,083	1,052,004
Redemptions	(634,969)	(5,397,427)	(1,453,994)	(12,724,736)

Net Increase (Decrease)	(121,178)	(1,029,269)	258,737	2,279,064

Class R:
Subscriptions	33,233	281,334	193,694	1,694,684
Distributions reinvested	2,472	20,847	2,515	22,032
Redemptions	(15,646)	(132,131)	(16,414)	(143,297)

Net Increase	20,059	170,050	179,795	1,573,419

Class Z:
Subscriptions	26,422,845	226,314,135	91,154,234	797,818,906
Distributions reinvested	3,626,038	30,626,213	6,095,203	53,398,979
Redemptions	(41,876,689)	(356,226,106)	(51,960,178)	(455,071,007)

Net Increase (Decrease)	(11,827,806)	(99,285,758)	45,289,259	396,146,878

See Accompanying Notes to Financial Statements.

32

Financial Highlights – Columbia Intermediate Bond Fund

Selected data for a share outstanding throughout each period is as follows:

Class A Shares	(Unaudited) Six Months Ended September 30, 2008		Year Ended March 31,					Period Ended March 31, 2004 (a)(b)		Year Ended June 30, 2003 (c)
			2008	2007		2006	2005
Net Asset Value, Beginning of Period	$8.71		$8.84	$8.74		$8.96	$9.27	$9.18		$8.73

Income from Investment Operations:
Net investment income (d)	0.22		0.43	0.42		0.39	0.39	0.30		0.45
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and swap contracts	(0.71)		(0.13)	0.11		(0.20)	(0.25)	0.11		0.48

Total from Investment Operations	(0.49)		0.30	0.53		0.19	0.14	0.41		0.93

Less Distributions to Shareholders:
From net investment income	(0.22)		(0.43)	(0.43)		(0.41)	(0.42)	(0.32)		(0.48)
From net realized gains	(0.02)		—	—		—	(0.03)	—		—

Total Distributions to Shareholders	(0.24)		(0.43)	(0.43)		(0.41)	(0.45)	(0.32)		(0.48)

Net Asset Value, End of Period	$7.98		$8.71	$8.84		$8.74	$8.96	$9.27		$9.18
Total return (e)(f)	(5.78	)%(g)	3.48%	6.21	%(h)	2.12%	1.55%	4.59	%(g)	11.03%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (i)	0.87	%(j)	0.88%	0.87%		0.89%	0.94%	0.99	%(j)	1.05%
Interest expense	—	%(j)(k)	—	—		—	—	—		—	%(k)
Net expenses (i)	0.87	%(j)	0.88%	0.87%		0.89%	0.94%	0.99	%(j)	1.05%
Waiver/Reimbursement	0.10	%(j)	0.10%	0.10%		0.10%	0.10%	0.10	%(j)	0.10%
Net investment income (i)	5.09	%(j)	4.88%	4.83%		4.36%	4.31%	4.31	%(j)	5.13%
Portfolio turnover rate	100	%(g)	266%	150%		126%	40%	96	%(g)	114%
Net assets, end of period (000’s)	$180,622		$207,215	$206,147		$199,376	$168,213	$146,709		$92,993

(a)	On October 13, 2003, the Liberty Intermediate Bond Fund was renamed Columbia Intermediate Bond Fund.

(b)	The Fund changed its fiscal year end from June 30 to March 31.

(c)	Per share data and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of income and expenses of the SR&F Intermediate Bond Portfolio, prior to the portfolio liquidation.

(d)	Per share data was calculated using the average shares outstanding during the period.

(e)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

(j)	Annualized.

(k)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

33

Financial Highlights – Columbia Intermediate Bond Fund

Selected data for a share outstanding throughout each period is as follows:

Class B Shares	(Unaudited) Six Months Ended September 30, 2008		Year Ended March 31,					Period Ended March 31, 2004 (a)(b)		Year Ended June 30, 2003 (c)
			2008	2007		2006	2005
Net Asset Value, Beginning of Period	$8.71		$8.84	$8.74		$8.96	$9.27	$9.18		$8.73

Income from Investment Operations:
Net investment income (d)	0.19		0.36	0.36		0.32	0.32	0.25		0.39
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and swap contracts	(0.72)		(0.12)	0.10		(0.20)	(0.25)	0.11		0.47

Total from Investment Operations	(0.53)		0.24	0.46		0.12	0.07	0.36		0.86

Less Distributions to Shareholders:
From net investment income	(0.18)		(0.37)	(0.36)		(0.34)	(0.35)	(0.27)		(0.41)
From net realized gains	(0.02)		—	—		—	(0.03)	—		—

Total Distributions to Shareholders	(0.20)		(0.37)	(0.36)		(0.34)	(0.38)	(0.27)		(0.41)

Net Asset Value, End of Period	$7.98		$8.71	$8.84		$8.74	$8.96	$9.27		$9.18
Total return (e)	(6.14	)%(f)	2.72%	5.42	%(g)	1.36%	0.80%	4.00	%(f)	10.21%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	1.62	%(i)	1.63%	1.62%		1.64%	1.69%	1.74	%(i)	1.80%
Interest expense	—	%(i)(j)	—	—		—	—	—		—	%(j)
Net expenses (h)	1.62	%(i)	1.63%	1.62%		1.64%	1.69%	1.74	%(i)	1.80%
Net investment income (h)	4.34	%(i)	4.14%	4.08%		3.61%	3.56%	3.58	%(i)	4.38%
Portfolio turnover rate	100	%(f)	266%	150%		126%	40%	96	%(f)	114%
Net assets, end of period (000’s)	$46,012		$56,087	$63,617		$74,332	$89,564	$104,700		$103,880

(a)	On October 13, 2003, the Liberty Intermediate Bond Fund was renamed Columbia Intermediate Bond Fund.

(b)	The Fund changed its fiscal year end from June 30 to March 31.

(c)	Per share data and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of income and expenses of the SR&F Intermediate Bond Portfolio, prior to the portfolio liquidation.

(d)	Per share data was calculated using the average shares outstanding during the period.

(e)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)	Not annualized.

(g)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

(j)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

34

Financial Highlights – Columbia Intermediate Bond Fund

Selected data for a share outstanding throughout each period is as follows:

Class C Shares	(Unaudited) Six Months Ended September 30, 2008		Year Ended March 31,					Period Ended March 31, 2004 (a)(b)		Year Ended June 30, 2003 (c)
			2008	2007		2006	2005
Net Asset Value, Beginning of Period	$8.71		$8.84	$8.74		$8.96	$9.27	$9.18		$8.73

Income from Investment Operations:
Net investment income (d)	0.19		0.37	0.37		0.34	0.34	0.26		0.40
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and swap contracts	(0.71)		(0.12)	0.11		(0.20)	(0.26)	0.11		0.48

Total from Investment Operations	(0.52)		0.25	0.48		0.14	0.08	0.37		0.88

Less Distributions to Shareholders:
From net investment income	(0.19)		(0.38)	(0.38)		(0.36)	(0.36)	(0.28)		(0.43)
From net realized gains	(0.02)		—	—		—	(0.03)	—		—

Total Distributions to Shareholders	(0.21)		(0.38)	(0.38)		(0.36)	(0.39)	(0.28)		(0.43)

Net Asset Value, End of Period	$7.98		$8.71	$8.84		$8.74	$8.96	$9.27		$9.18
Total return (e)(f)	(6.06	)%(g)	2.87%	5.58	%(h)	1.51%	0.95%	4.12	%(g)	10.37%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (i)	1.47	%(j)	1.48%	1.47%		1.49%	1.54%	1.59	%(j)	1.65%
Interest expense	—	%(j)(k)	—	—		—	—	—		—	%(k)
Net expenses (i)	1.47	%(j)	1.48%	1.47%		1.49%	1.54%	1.59	%(j)	1.65%
Waiver/Reimbursement	0.15	%(j)	0.15%	0.15%		0.15%	0.15%	0.15	%(j)	0.15%
Net investment income (i)	4.49	%(j)	4.28%	4.23%		3.76%	3.71%	3.72	%(j)	4.50%
Portfolio turnover rate	100	%(g)	266%	150%		126%	40%	96	%(g)	114%
Net assets, end of period (000’s)	$33,112		$37,164	$35,458		$39,641	$46,693	$59,009		$51,676

(a)	On October 13, 2003, the Liberty Intermediate Bond Fund was renamed Columbia Intermediate Bond Fund.

(b)	The Fund changed its fiscal year end from June 30 to March 31.

(c)	Per share data and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of income and expenses of the SR&F Intermediate Bond Portfolio, prior to the portfolio liquidation.

(d)	Per share data was calculated using the average shares outstanding during the period.

(e)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)	Had the investment advisor and/ or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

(j)	Annualized.

(k)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

35

Financial Highlights – Columbia Intermediate Bond Fund

Selected data for a share outstanding throughout each period is as follows:

Class R Shares	(Unaudited) Six Months Ended September 30, 2008		Year Ended March 31,			Period Ended March 31, 2006 (a)
			2008	2007
Net Asset Value, Beginning of Period	$8.71		$8.84	$8.74		$8.91

Income from Investment Operations:
Net investment income (b)	0.21		0.40	0.39		0.06
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and swap contracts	(0.71)		(0.12)	0.12		(0.15)

Total from Investment Operations	(0.50)		0.28	0.51		(0.09)

Less Distributions to Shareholders:
From net investment income	(0.21)		(0.41)	(0.41)		(0.08)
From net realized gains	(0.02)		—	—		—

Total Distributions to Shareholders	(0.23)		(0.41)	(0.41)		(0.08)

Net Asset Value, End of Period	$7.98		$8.71	$8.84		$8.74
Total return (c)	(5.90	)%(d)	3.24%	5.94	%(e)	(1.06	)%(d)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	1.12	%(g)	1.13%	1.12%		1.30	%(g)
Interest expense	—	%(g)(h)	—	—		—
Net expenses (f)	1.12	%(g)	1.13%	1.12%		1.30	%(g)
Net investment income (f)	4.84	%(g)	4.60%	4.45%		3.25	%(g)
Portfolio turnover rate	100	%(d)	266%	150%		126	%(d)
Net assets, end of period (000’s)	$1,633		$1,606	$42		$10

(a)	Class R shares were initially offered on January 23, 2006.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value assuming all distributions reinvested.

(d)	Not annualized.

(e)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Annualized.

(h)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

36

Financial Highlights – Columbia Intermediate Bond Fund

Selected data for a share outstanding throughout each period is as follows:

Class Z Shares	(Unaudited) Six Months Ended September 30, 2008		Year Ended March 31,					Period Ended March 31, 2004 (a)(b)		Year Ended June 30, 2003 (c)(d)
			2008	2007		2006	2005
Net Asset Value, Beginning of Period	$8.71		$8.84	$8.74		$8.96	$9.27	$9.18		$8.73

Income from Investment Operations:
Net investment income (e)	0.23		0.45	0.45		0.41	0.41	0.31		0.49
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and swap contracts	(0.71)		(0.13)	0.10		(0.20)	(0.25)	0.12		0.46

Total from Investment Operations	(0.48)		0.32	0.55		0.21	0.16	0.43		0.95

Less Distributions to Shareholders:
From net investment income	(0.23)		(0.45)	(0.45)		(0.43)	(0.44)	(0.34)		(0.50)
From net realized gains	(0.02)		—	—		—	(0.03)	—		—

Total Distributions to Shareholders	(0.25)		(0.45)	(0.45)		(0.43)	(0.47)	(0.34)		(0.50)

Net Asset Value, End of Period	$7.98		$8.71	$8.84		$8.74	$8.96	$9.27		$9.18
Total return (f)	(5.66	)%(g)	3.74%	6.48	%(h)	2.37%	1.80%	4.78	%(g)	11.30%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (i)	0.62	%(j)	0.63%	0.62%		0.64%	0.69%	0.74	%(j)	0.80%
Interest expense	—	%(j)(k)	—	—		—	—	—		—	%(k)
Net expenses (i)	0.62	%(j)	0.63%	0.62%		0.64%	0.69%	0.74	%(j)	0.80%
Net investment income (i)	5.34	%(j)	5.13%	5.08%		4.63%	4.56%	4.58	%(j)	5.51%
Portfolio turnover rate	100	%(g)	266%	150%		126%	40%	96	%(g)	114%
Net assets, end of period (000’s)	$1,977,907		$2,259,863	$1,894,798		$1,379,320	$877,193	$793,477		$717,923

(a)	On October 13, 2003, the Liberty Intermediate Bond Fund was renamed Columbia Intermediate Bond Fund.

(b)	The Fund changed its fiscal year end from June 30 to March 31.

(c)	Effective July 29, 2002, the Stein Roe Intermediate Bond Fund’s Class S shares were renamed Liberty Intermediate Bond Fund Class Z shares.

(d)	Per share data and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of income and expenses of the SR&F Intermediate Bond Portfolio, prior to the portfolio liquidation.

(e)	Per share data was calculated using the average shares outstanding during the period.

(f)	Total return at net asset value assuming all distributions reinvested.

(g)	Not annualized.

(h)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

(j)	Annualized.

(k)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

37

Notes to Financial Statements – Columbia Intermediate Bond Fund

September 30, 2008 (Unaudited)

Note 1. Organization

Columbia Intermediate Bond Fund (the “Fund”), a series of Columbia Funds Series Trust I (the “Trust”), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Investment Objective

The Fund seeks total return, consisting of current income and capital appreciation.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers five classes of shares: Class A, Class B, Class C, Class R and Class Z. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 3.25% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class R and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class R and Class Z shares, as described in the Fund’s prospectuses.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust’s Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Credit default swaps are marked to market daily based upon quotations from market makers.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

38

Columbia Intermediate Bond Fund

September 30, 2008 (Unaudited)

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund’s net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

On April 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). Under SFAS 157, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

■	Level 1 — quoted prices in active markets for identical securities

■	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

■	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used, as of September 30, 2008, in valuing the Fund’s assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$278,780,820	$769,068
Level 2 – Other Significant Observable Inputs	2,139,430,559	(3,817,182)
Level 3 – Significant Unobservable Inputs	6,749,705	—
Total	$2,424,961,084	$(3,048,114)

*	Other financial instruments consist of futures contracts, credit default swap contracts and forward foreign currency exchange contracts which are not included in the investment portfolio.

The following table reconciles asset balances for the six months ending September 30, 2008 in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of March 31, 2008	$12,967,628	—
Accretion of discounts/Amortization of premiums	—	—
Realized gain/(loss)	17,937	—
Change in unrealized depreciation	(456,112)	—
Net sales	(1,836,303)	—
Transfers out of Level 3	(3,943,445)	—
Balance as of September 30, 2008	$6,749,705	—

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133 (“SFAS 161”), was issued. SFAS 161 is effective for fiscal years

39

Columbia Intermediate Bond Fund

September 30, 2008 (Unaudited)

and interim periods beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity’s derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their hedged positions. Management is evaluating the impact the application of SFAS 161 will have on the Fund’s financial statement disclosures.

In September 2008, FASB Staff Position 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45 and Clarification of the Effective Date of FASB Statement No. 161 (“Amendment”) was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding a fund’s credit derivatives and hybrid financial instruments containing embedded credit derivatives. Management is currently evaluating the impact the adoption of the Amendment will have on the Fund’s financial statement disclosures.

Futures Contracts

The Fund may invest in futures for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or as a substitute for a position in an underlying asset.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, LLC (“Columbia”), the Fund’s investment advisor, of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund’s Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contract. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Fund may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are generally used to hedge the Fund’s investments against currency fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions on the Fund’s

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ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund will hold and maintain in a segregated account until the settlement date, cash or liquid securities in an amount equal to the forward purchase price.

The Fund’s policy is to record the components of mortgage dollar rolls using “to be announced” mortgage-backed securities. For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the securities becomes insolvent, the Fund’s right to purchase or repurchase the mortgage-related securities may be restricted and the instruments which the Fund is required to repurchase may be worth less than instruments which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the investment advisor’s ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount equal to the delayed delivery commitment.

Credit Default Swaps

The Fund may engage in credit default swap transactions for hedging purposes or to seek to increase total return. Credit default swaps are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a negative credit event take place. The Fund may receive an upfront payment as the protection seller or make an upfront payment as the protection buyer.

Credit default swaps are marked to market daily based upon quotations from market makers and any change is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the contract period are recorded as liabilities or assets, respectively, on the Fund’s Statement of Assets and Liabilities. These upfront payments are amortized and are recorded as realized gain or loss on the Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gain or loss on the Statement of Operations.

By entering into these agreements, the Fund could be exposed to risks in excess of the amounts recorded on the Statement of Assets and Liabilities. Risks include the possibility that there will be no liquid market for these agreements, or that the counterparty to an agreement will default on its obligation to perform.

Stripped Securities

Stripped mortgage-backed securities are derivative multi-class mortgage securities structured so that one class receives most, if not all, of the principal from the underlying

41

Columbia Intermediate Bond Fund

September 30, 2008 (Unaudited)

mortgage assets, while the other class receives most, if not all, of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in an interest-only security. The market value of these securities can be extremely volatile in response to changes in interest rates. Credit risk reflects the risk that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligation.

Short Sales

The Fund may sell securities or commodity futures contracts it does not own in anticipation of a decline in the fair value of that security or futures contracts. When the Fund sells a security or futures contracts short, it must borrow the security or futures contracts sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security or futures contracts short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Foreign Currency Transactions

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition

Interest income is recorded on an accrual basis and includes accretion of discounts, amortization of premiums and paydown gains and losses. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction. The value of additional securities received as an income payment is recorded as income and as the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions of net investment income are declared daily and distributed monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are

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Columbia Intermediate Bond Fund

September 30, 2008 (Unaudited)

indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The tax character of distributions paid during the year ended March 31, 2008 was as follows:

Ordinary Income*	$123,544,337

*	For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at September 30, 2008, based on cost of investments for federal income tax purposes was:

Unrealized appreciation	$7,412,775
Unrealized depreciation	(236,263,714)
Net unrealized depreciation	$(228,850,939)

Under Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109 (“FIN 48”) management determines whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Fund’s financial statements. However, management’s conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”), provides investment advisory services to the Fund. Columbia receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.35%
$1 billion to $1.5 billion	0.30%
$1.5 billion to $3 billion	0.29%
$3 billion to $6 billion	0.28%
Over $6 billion	0.27%
For the six month period ended September 30, 2008, the Fund’s annualized effective investment advisory fee rate was 0.32% of the Fund’s average daily net assets.

Administration Fee

Columbia provides administrative and other services to the Fund for a monthly administration fee at the annual rate of 0.15% of the Fund’s average daily net assets.

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the “Financial Reporting Services Agreement”) with State Street Bank & Trust Company (“State Street”) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

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Columbia Intermediate Bond Fund

September 30, 2008 (Unaudited)

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

Transfer Agent Fee

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the six month period ended September 30, 2008, these minimum account balance fees reduced total expenses by $3,474.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund’s shares. For the six month period ended September 30, 2008, the Distributor has retained net underwriting discounts of $7,360 on sales of the Fund’s Class A shares and received net CDSC fees of $12, $32,592 and $7,360 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted Rule 12b-1 plans (the “Plans”) which require the payment of a monthly service fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the annual rates of 0.10%, 0.75%, 0.75% and 0.50% of the average daily net assets attributable to Class A, Class B, Class C and Class R shares, respectively. The Distributor has voluntarily agreed to waive a portion of the distribution and service fees for Class A shares of the Fund so that the combined fee will not exceed 0.25% annually of Class A average daily net assets. The Distributor has also voluntarily agreed to waive a portion of the distribution and service fees for Class C shares so that the combined fee will not exceed 0.85% annually of Class C average daily net assets. These arrangements may be modified or terminated by the Distributor at any time.

The CDSC and the distribution fees are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

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Columbia Intermediate Bond Fund

September 30, 2008 (Unaudited)

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

For the six month period ended September 30, 2008, these custody credits reduced total expenses by $5,697 for the Fund.

Note 6. Portfolio Information

For the six month period ended September 30, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $2,386,524,529 and $2,395,208,501, respectively, of which $1,195,727,856 and $1,322,912,092, respectively, were U.S. Government securities.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets. Interest on the uncommitted line of credit is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charges an annual operations agency fee of $40,000 for the committed line of credit and may charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the six month period ended September 30, 2008, the average daily loan balance outstanding on days where borrowings existed was $6,000,000, at a weighted average interest rate of 2.64%.

Note 8. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 9. Shares of Beneficial Interest

As of September 30, 2008, 46.3% of the Fund’s shares outstanding were beneficially owned by one participant account over which BOA and/or any of its affiliates had either sole or joint investment discretion.

As of September 30, 2008, the Fund had two shareholders that collectively held 17.2% of the shares outstanding, over which BOA and/or any of its affiliates did not have investment discretion.

Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 10. Significant Risks and Contingencies

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

High-Yield Securities Risk

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as “junk” bonds. Economic downturns may disrupt the high yield market and impair the

45

Columbia Intermediate Bond Fund

September 30, 2008 (Unaudited)

ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Asset-Backed Securities Risk

Investing in asset-backed securities is subject to certain risks. For example, the value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.

Mortgage-Backed Securities Risk

The value of the mortgage-backed securities may be affected by, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the market’s assessment of the quality of underlying assets. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”) and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the “Distributor”) (collectively, the “Columbia Group”) entered into an Assurance of Discontinuance with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission (“SEC”) (the “SEC Order”) on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently,

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Columbia Intermediate Bond Fund

September 30, 2008 (Unaudited)

additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court’s memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants’ motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (“ICA”) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (“the CDSC Lawsuit”). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds’ adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds’ adviser and/or its affiliates made certain payments, including plaintiffs’ attorneys’ fees and costs of notice to class members.

Note 11. Subsequent Event

On October 16, 2008 the uncommitted and committed lines of credit discussed in Note 7 were terminated and amended, respectively. The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement. Interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% and the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum are accrued and apportioned among the participating funds pro rata based on their relative net assets.

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48

Important Information About This Report – Columbia Intermediate Bond Fund

Transfer Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC

100 Federal Street

Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Intermediate Bond Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission’s website at www.sec.gov; and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, contact your Columbia Management representative or financial advisor or go to www.columbiafunds.com.

Columbia Management Group, LLC (“Columbia Management”) is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

49

Columbia Intermediate Bond Fund

Semiannual Report, September 30, 2008

©2008 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

SHC-44/156293-0908 (11/08) 08/63259

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable at this time.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ Christopher L. Wilson
Christopher L. Wilson, President

Date	November 26, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher L. Wilson
Christopher L. Wilson, President

Date	November 26, 2008

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, Chief Financial Officer

Date	November 26, 2008